(2_FIDELITY_LOGOS)
(REGISTERED TRADEMARK)

FIDELITY ADVISOR
FOCUS FUNDS
CLASS A, CLASS T, CLASS B AND CLASS C
Consumer Industries
Cyclical Industries
Financial Services
Health Care
Natural Resources
Technology
Utilities Growth

ANNUAL REPORT
FOR THE YEAR ENDING
JULY 31, 1998
AND
PROSPECTUS
DATED SEPTEMBER 28, 1998

CONTENTS


PERFORMANCE OVERVIEW               A-4

CONSUMER INDUSTRIES                A-5    PERFORMANCE
                                   A-9    FUND TALK: THE MANAGER'S OVERVIEW
                                   A-10   INVESTMENT SUMMARY
                                   A-11   INVESTMENTS
                                   A-15   FINANCIAL STATEMENTS
                                   A-19   NOTES TO THE FINANCIAL STATEMENTS

CYCLICAL INDUSTRIES                A-24   PERFORMANCE
                                   A-28   FUND TALK: THE MANAGER'S OVERVIEW
                                   A-29   INVESTMENT SUMMARY
                                   A-30   INVESTMENTS
                                   A-33   FINANCIAL STATEMENTS
                                   A-37   NOTES TO THE FINANCIAL STATEMENTS

FINANCIAL SERVICES                 A-42   PERFORMANCE
                                   A-46   FUND TALK: THE MANAGER'S OVERVIEW
                                   A-47   INVESTMENT SUMMARY
                                   A-48   INVESTMENTS
                                   A-50   FINANCIAL STATEMENTS
                                   A-54   NOTES TO THE FINANCIAL STATEMENTS

HEALTH CARE                        A-59   PERFORMANCE
                                   A-63   FUND TALK: THE MANAGER'S OVERVIEW
                                   A-64   INVESTMENT SUMMARY
                                   A-65   INVESTMENTS
                                   A-67   FINANCIAL STATEMENTS
                                   A-71   NOTES TO THE FINANCIAL STATEMENTS

NATURAL RESOURCES                  A-75   PERFORMANCE
                                   A-79   FUND TALK: THE MANAGER'S OVERVIEW
                                   A-80   INVESTMENT SUMMARY
                                   A-81   INVESTMENTS
                                   A-83   FINANCIAL STATEMENTS
                                   A-87   NOTES TO THE FINANCIAL STATEMENTS

TECHNOLOGY                         A-92   PERFORMANCE
                                   A-96   FUND TALK: THE MANAGERS' OVERVIEW
                                   A-97   INVESTMENT SUMMARY
                                   A-98   INVESTMENTS
                                   A-100  FINANCIAL STATEMENTS
                                   A-104  NOTES TO THE FINANCIAL STATEMENTS

UTILITIES GROWTH                   A-109  PERFORMANCE
                                   A-113  FUND TALK: THE MANAGER'S OVERVIEW
                                   A-114  INVESTMENT SUMMARY
                                   A-115  INVESTMENTS
                                   A-117  FINANCIAL STATEMENTS
                                   A-121  NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS  A-126

DISTRIBUTIONS                      A-127

FIDELITY ADVISOR FOCUS FUNDS       P-1
PROSPECTUS

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE OVERVIEW


Benign inflation, moderate economic growth and concern over the financial crisis in Asia were the key factors behind the U.S. stock market's performance for the 12-month period that ended July 31, 1998. While the U.S. stock market experienced volatility and lackluster returns in recent months, the Standard & Poor's 500 Index - a measure of the U.S. stock market - returned 19.29% over the past year. However, strong performance was limited to a narrow range of mostly very large-cap stocks. In comparison to the larger-cap oriented S&P 500 index, the Russell 2000 - a general measure of small-capitalization stock performance - returned 2.31% during the same 12-month period. This narrow market - one where a small number of stocks perform well, and others are flat or produce losses - was further demonstrated by the fact that, as of the end of the period, the average stock on the New York Stock Exchange was down more than 24% from its 52-week high - the largest decline since 1990.
Early in the period, as was the case during most of the past year, investors preferred the safety and liquidity of large-cap stocks, hoping these stocks would maintain steady earnings and be easier to sell in a possible economic slowdown. In response to the unfolding currency and market crisis in Asia during the fourth quarter of 1997, the broad market indexes experienced some weakness. In late October, the Dow Jones Industrial Average fell 550-plus points in one trading session, but recouped much of its losses the next day. At the start of 1998, investors seemed to shrug off corporate earnings issues to push the major stock market indexes higher. In the first quarter of 1998, the S&P 500 index produced a solid 13.95% return. The S&P 500 and other market indexes continued to rally through May, before falling sharply in mid-June amid renewed fears that Asia's economic crisis would inhibit the growth in earnings of American companies. While stocks continued to reach new highs in mid-July, a week and a half of selling pressure toward the end of the period, due to news of declining corporate profits, sent the Dow Jones Industrial Average down over 450 points from its record high of 9337.97, set on July 17, to close at 8883.29 by the end of the period.
The pattern of a narrow market was also displayed in certain industry groups. HEALTH CARE and FINANCE stocks continued to perform well. Prices of many pharmaceutical stocks moved higher, helped by strong pipelines of new products, the ability to bring products to market more rapidly and relaxed regulations that permitted more aggressive advertising. Stable economic growth, coupled with nonexistent inflation, buoyed the financial sector. Banks and brokerage houses sustained impressive earnings growth; other financial services firms benefited from merger and acquisition activity, exemplified by the recently announced megamerger of Travelers and Citicorp.
While many TECHNOLOGY stocks turned in very strong results, particularly in early 1998, the sector experienced some mixed results over the 12-month period, due primarily to the negative impact of the Asian crisis and the effect of a strong dollar on foreign sales. UTILITY stocks performed well, benefiting from a flight to safety by concerned investors and strong revenue gains by many telephone companies. NATURAL RESOURCES stocks experienced weak results, with the price of most commodities declining and crude oil dipping below $12 dollars a barrel near the end of June. In addition, we experienced one of the warmest weather patterns in recent history in the U.S., Europe and Asia, causing lower demand for energy.
CYCLICAL INDUSTRIES - those whose performance typically moves in line with prevailing economic conditions - produced some mixed results due to an anticipated slowdown in exports to Asia. However, low interest rates and strong domestic demand provided some support for these stocks. Stocks in the CONSUMER INDUSTRIES sector posted generally strong results. Home builders, restaurants and the hotel industry posted strong results, supported by solid domestic consumer spending and increased disposable income.
ADVISOR CONSUMER INDUSTRIES FUND - CLASS A

PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED                        PAST 1  LIFE OF
JULY 31, 1998                        YEAR    FUND

FIDELITY ADV CONSUMER - CL A         27.48%  72.96%

FIDELITY ADV CONSUMER - CL A         20.15%  63.02%
(INCL. 5.75% SALES CHARGE)

S&P 500 (REGISTERED TRADEMARK)       19.29%  76.95%

GS CONSUMER INDUSTRIES               21.45%  65.93%

CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                      PAST 1  LIFE OF
JULY 31, 1998                      YEAR    FUND

FIDELITY ADV CONSUMER - CL A       27.48%  33.28%

FIDELITY ADV CONSUMER - CL A       20.15%  29.21%
(INCL. 5.75% SALES CHARGE)

S&P 500                            19.29%  34.89%

GS CONSUMER INDUSTRIES             21.45%  30.42%


AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA CONSUMER IND -CL A       S&P 500
GS CONSUMER INDUSTRIES
             00185                       SP001
GS002
  1996/09/03       9425.00       10000.00                    10000.00
  1996/09/30       9943.38       10516.69                    10513.26
  1996/10/31      10056.48       10806.74                    10515.20
  1996/11/30      10395.78       11623.62                    11025.10
  1996/12/31      10216.82       11393.36                    10884.77
  1997/01/31      10710.11       12105.21                    11305.36
  1997/02/28      10842.92       12200.12                    11695.56
  1997/03/31      10529.87       11698.81                    11296.69
  1997/04/30      10700.63       12397.23                    11790.13
  1997/05/31      11525.94       13151.98                    12465.57
  1997/06/30      12114.10       13741.19                    12976.04
  1997/07/31      12787.63       14834.57                    13662.47
  1997/08/31      12332.28       14003.54                    12875.85
  1997/09/30      13156.20       14770.51                    13567.42
  1997/10/31      12917.00       14277.18                    13296.15
  1997/11/30      13551.41       14938.07                    14130.89
  1997/12/31      13988.48       15194.56                    14591.98
  1998/01/31      13923.62       15362.61                    14472.66
  1998/02/28      14928.97       16470.56                    15602.11
  1998/03/31      15782.98       17314.02                    16489.31
  1998/04/30      15685.69       17488.19                    16327.46
  1998/05/31      15761.36       17187.57                    16451.19
  1998/06/30      16550.51       17885.73                    17157.68
  1998/07/31      16301.88       17695.25                    16593.20
IMATRL PRASUN   SHR__CHT 19980731 19980825 154227 R00000000000026

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $16,302 - a 63.02% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $16,593 - a 65.93% increase.

(checkmark)
UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CONSUMER INDUSTRIES FUND - CLASS T
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                      PAST 1  LIFE OF
JULY 31, 1998                      YEAR    FUND

FIDELITY ADV CONSUMER - CL T       26.93%  71.67%

FIDELITY ADV CONSUMER - CL T       22.49%  65.67%
(INCL. 3.50% SALES CHARGE)

S&P 500                            19.29%  76.95%

GS CONSUMER INDUSTRIES             21.45%  65.93%

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                      PAST 1  LIFE OF
JULY 31, 1998                      YEAR    FUND

FIDELITY ADV CONSUMER - CL T       26.93%  32.76%

FIDELITY ADV CONSUMER - CL T       22.49%  30.31%
(INCL. 3.50% SALES CHARGE)

S&P 500                            19.29%  34.89%

GS CONSUMER INDUSTRIES             21.45%  30.42%

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA CONSUMER IND -CL T       S&P 500
GS CONSUMER INDUSTRIES
             00195                       SP001
GS002
  1996/09/03       9650.00        10000.00                    10000.00
  1996/09/30      10180.75        10516.69                    10513.26
  1996/10/31      10296.55        10806.74                    10515.20
  1996/11/30      10643.95        11623.62                    11025.10
  1996/12/31      10451.06        11393.36                    10884.77
  1997/01/31      10955.66        12105.21                    11305.36
  1997/02/28      11091.51        12200.12                    11695.56
  1997/03/31      10761.58        11698.81                    11296.69
  1997/04/30      10936.25        12397.23                    11790.13
  1997/05/31      11770.78        13151.98                    12465.57
  1997/06/30      12362.72        13741.19                    12976.04
  1997/07/31      13051.69        14834.57                    13662.47
  1997/08/31      12585.91        14003.54                    12875.85
  1997/09/30      13396.56        14770.51                    13567.42
  1997/10/31      13152.02        14277.18                    13296.15
  1997/11/30      13800.59        14938.07                    14130.89
  1997/12/31      14236.18        15194.56                    14591.98
  1998/01/31      14169.91        15362.61                    14472.66
  1998/02/28      15185.99        16470.56                    15602.11
  1998/03/31      16058.50        17314.02                    16489.31
  1998/04/30      15948.06        17488.19                    16327.46
  1998/05/31      16025.37        17187.57                    16451.19
  1998/06/30      16820.56        17885.73                    17157.68
  1998/07/31      16566.54        17695.25                    16593.20
IMATRL PRASUN   SHR__CHT 19980731 19980825 160043 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $16,567 - a 65.67% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $16,593 - a 65.93% increase.

(checkmark)
UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CONSUMER INDUSTRIES FUND - CLASS B
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gain (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares' bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                  PAST 1  LIFE OF
JULY 31, 1998                                  YEAR    FUND

FIDELITY ADV CONSUMER - CL B                   26.30%  70.44%

FIDELITY ADV CONSUMER - CL B                   21.30%  66.44%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%  76.95%

GS CONSUMER INDUSTRIES                         21.45%  65.93%

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                  PAST 1  LIFE OF
JULY 31, 1998                                  YEAR    FUND

FIDELITY ADV CONSUMER - CL B                   26.30%  32.26%

FIDELITY ADV CONSUMER - CL B                   21.30%  30.62%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%  34.89%

GS CONSUMER INDUSTRIES                         21.45%  30.42%

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA CONSUMER IND -CL B       S&P 500
GS CONSUMER INDUSTRIES
             00190                       SP001
GS002
  1996/09/03      10000.00        10000.00                    10000.00
  1996/09/30      10550.00        10516.69                    10513.26
  1996/10/31      10670.00        10806.74                    10515.20
  1996/11/30      11030.00        11623.62                    11025.10
  1996/12/31      10830.11        11393.36                    10884.77
  1997/01/31      11353.01        12105.21                    11305.36
  1997/02/28      11493.80        12200.12                    11695.56
  1997/03/31      11151.90        11698.81                    11296.69
  1997/04/30      11322.85        12397.23                    11790.13
  1997/05/31      12187.65        13151.98                    12465.57
  1997/06/30      12791.00        13741.19                    12976.04
  1997/07/31      13494.90        14834.57                    13662.47
  1997/08/31      13012.22        14003.54                    12875.85
  1997/09/30      13841.35        14770.51                    13567.42
  1997/10/31      13576.87        14277.18                    13296.15
  1997/11/30      14249.10        14938.07                    14130.89
  1997/12/31      14689.16        15194.56                    14591.98
  1998/01/31      14620.57        15362.61                    14472.66
  1998/02/28      15649.39        16470.56                    15602.11
  1998/03/31      16541.02        17314.02                    16489.31
  1998/04/30      16426.71        17488.19                    16327.46
  1998/05/31      16506.73        17187.57                    16451.19
  1998/06/30      17318.35        17885.73                    17157.68
  1998/07/31      17044.00        17695.25                    16593.20
IMATRL PRASUN   SHR__CHT 19980731 19980825 155612 R00000000000026
$10,000 OVER THE LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $16,644 - a 66.44% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $16,593 - a 65.93% increase.

(checkmark)
UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CONSUMER INDUSTRIES FUND - CLASS C
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                  PAST 1  LIFE OF
JULY 31, 1998                                  YEAR    FUND

FIDELITY ADV CONSUMER - CL C                   26.32%  70.47%

FIDELITY ADV CONSUMER - CL C                   25.32%  70.47%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%  76.95%

GS CONSUMER INDUSTRIES                         21.45%  65.93%

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                             PAST 1  LIFE OF
JULY 31, 1998                             YEAR    FUND

FIDELITY ADV CONSUMER - CL C              26.32%  32.27%

FIDELITY ADV CONSUMER - CL C              25.32%  32.27%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                   19.29%  34.89%

GS CONSUMER INDUSTRIES                    21.45%  30.42%

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA CONSUMER IND -CL C       S&P 500
GS CONSUMER INDUSTRIES
             00282                       SP001
GS002
  1996/09/03      10000.00       10000.00                    10000.00
  1996/09/30      10550.00       10516.69                    10513.26
  1996/10/31      10670.00       10806.74                    10515.20
  1996/11/30      11029.99       11623.62                    11025.10
  1996/12/31      10830.11       11393.36                    10884.77
  1997/01/31      11353.02       12105.21                    11305.36
  1997/02/28      11493.79       12200.12                    11695.56
  1997/03/31      11151.90       11698.81                    11296.69
  1997/04/30      11322.84       12397.23                    11790.13
  1997/05/31      12187.65       13151.98                    12465.57
  1997/06/30      12790.99       13741.19                    12976.04
  1997/07/31      13494.90       14834.57                    13662.47
  1997/08/31      13012.23       14003.54                    12875.85
  1997/09/30      13841.35       14770.51                    13567.42
  1997/10/31      13576.87       14277.18                    13296.15
  1997/11/30      14247.70       14938.07                    14130.89
  1997/12/31      14686.44       15194.56                    14591.98
  1998/01/31      14606.62       15362.61                    14472.66
  1998/02/28      15655.65       16470.56                    15602.11
  1998/03/31      16545.05       17314.02                    16489.31
  1998/04/30      16431.02       17488.19                    16327.46
  1998/05/31      16510.84       17187.57                    16451.19
  1998/06/30      17320.42       17885.73                    17157.68
  1998/07/31      17046.76       17695.25                    16593.20
IMATRL PRASUN   SHR__CHT 19980731 19980825 160020 R00000000000026
$10,000 OVER THE LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $17,047 - a 70.47% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $16,593 - a 65.93% increase.

(checkmark)
UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.
ADVISOR CONSUMER INDUSTRIES FUND
FUND TALK: THE MANAGER'S OVERVIEW

(Photograph of Doug Chase)

An interview with Doug Chase, Portfolio Manager of Fidelity Advisor Consumer Industries Fund
Q. HOW DID THE FUND PERFORM, DOUG?
A. Very well. During the 12-month period that ended July 31, 1998, the fund's Class A, Class T, Class B and Class C shares had returns of 27.48%, 26.93%, 26.30% and 26.32%, respectively. This performance compares very favorably with the Standard & Poor's 500 Index's return of 19.29% during the same period. Beginning this period, the fund also compares itself to the Goldman Sachs Consumer Industries Index - an index of stocks designed to measure the performance of companies in the consumer industries sector - which returned 21.45% over the same 12-month period.
Q. WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE PAST 12 MONTHS?
A. It was a volatile year. Last August, Asia's economic and financial problems triggered a decline in the market. Since then, the market has been increasingly nervous. Corporate earnings were a primary focus, with investors growing more intolerant of declining business fundamentals or missed earnings projections. Companies that had lower earnings projections, or whose earnings came in less than expected, found their stock prices hit hard.
Q. THE FUND OUTPERFORMED THE S&P 500 SIGNIFICANTLY. CAN YOU EXPLAIN
WHY?
A. During the year, I focused on increasing the number of large-cap stocks in the fund. After last August's market decline, I analyzed large-cap stock valuations, which led me to conclude that in an environment of market uncertainty there could be a flight to quality among investors. Large-cap consumer companies delivered more predictable earnings growth, and were undervalued at the prevailing interest rates. During the last 12 months, the best performers have been the large-cap companies, so my strategy paid off. I also built up the fund's retail industry holdings. Retailers have been more insulated from the events in Asia, since their core business is in the U.S. Their good performance during the year reflected the relative strength of the U.S. economy.
Q. WHICH STOCKS PERFORMED WELL?
A. As I mentioned before, the large-cap stocks performed well. For example, Wal-Mart Stores, the fund's number one holding, has been a terrific stock. This company has been one of the best success stories in retailing. Wal-Mart has invested in technology to track its inventories closely and has focused on re-supplying its fastest-selling items. The company's earnings estimates have increased, and its same-store sales - which compares sales growth for only those stores which have been in operation for at least 12 months
- have been very strong. Cable companies MediaOne Group and Comcast Corp. also have shown strong performance. These cable operators have gained an advantage in the battle for high-speed Internet access to the home, because cable already allows two-way access at higher speed than phone lines or via satellite.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. There were a few. Many food companies, including Sara Lee and Campbell Soup, were disappointments. These companies were hurt by limited pricing and minimal volume growth. Cereal companies Quaker Oats, Kellogg Co. and General Mills did not perform well. They lost pricing power - meaning the ability to raise prices - and saw their product mix shift to low-end formats like bagged cereals instead of boxed, with lower profit margins. I've sold all of General Mills from the portfolio. Textiles and apparel companies had a bad year. With currency valuation making Asian imports so much cheaper than U.S. products, it's anticipated that many of these companies will have a tougher time competing.
Q. THE FUND'S TOP 10 HOLDINGS ARE ALL LARGE-CAP STOCKS. DOES THIS REFLECT A SHIFT IN THE FUND'S INVESTMENT PROFILE?
A. When I began managing this fund last summer, most of the top 10 holdings were small-cap companies. Over the past year, I've built a more diversified portfolio, buying small-caps, mid-caps and large-caps. In the current market environment, it's a simple fact that large-capitalization companies have had an advantage, so changing the mix to include more large-caps has really paid off. Wal-Mart, Coca-Cola, Gillette, Home Depot, McDonald's, Avon Products, Clorox, and Walt Disney all performed very well during the year. That reflects an environment in which the largest companies have had the best earnings growth, have been taking market share and have proved to be the most stable business models.
Q. WHAT'S YOUR OUTLOOK AND STRATEGY FOR THE COMING MONTHS, DOUG?
A. I'm always cautious. Although the U.S. economy is strong and unemployment is low, personal indebtedness is still high. The good news is that interest rates continue to decline. When interest rates go down, U.S. consumers tend to refinance their homes, their other debt costs decline, they have more disposable income and they spend more. That's good for consumer industries and for the fund. In the coming months, I'll maintain the fund's diversified approach. The challenge is in finding companies whose performance is strengthening and whose earnings are predictable, and then buying their stock at attractive prices.

The views expressed in this report refect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


(checkmark)
FUND FACTS
START DATE: September 3, 1996
SIZE: as of July 31, 1998, more than $27 million
MANAGER: Doug Chase, since August 1997;
joined Fidelity in 1993

ADVISOR CONSUMER INDUSTRIES FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                               % OF FUND'S
                               INVESTMENTS

WAL-MART STORES, INC.          5.6

PHILIP MORRIS COMPANIES, INC.  4.4

GILLETTE CO.                   4.3

COCA-COLA CO. (THE)            3.5

PEPSICO, INC.                  3.0

HOME DEPOT, INC.               2.6

MCDONALD'S CORP.               2.4

AVON PRODUCTS, INC.            2.0

CLOROX CO.                     1.9

DISNEY (WALT) CO.              1.8

TOP INDUSTRIES AS OF JULY 31, 1998
ROW: 1, COL: 1, VALUE: 7.3
ROW: 1, COL: 2, VALUE: 6.8
ROW: 1, COL: 3, VALUE: 6.5
ROW: 1, COL: 4, VALUE: 5.4
ROW: 1, COL: 5, VALUE: 4.5
ROW: 1, COL: 6, VALUE: 69.5
COSMETICS 7.3%
SOFT DRINKS 6.8%
GENERAL MERCHANDISE STORES 6.5%
SOAPS & DETERGENTS 5.4%
CABLE TV OPERATORS 4.5%
ALL OTHERS 69.5%
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS

ADVISOR CONSUMER INDUSTRIES FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.0%
                                       SHARES     VALUE (NOTE 1)
ADVERTISING - 1.7%
ADVERTISING - 0.2%
Outdoor Systems, Inc. (a)  2,362 $ 60,231
ADVERTISING AGENCIES - 1.5%
Interpublic Group of Companies, Inc.   2,900  174,725
Omnicom Group, Inc.   4,500  236,250
  410,975
TOTAL ADVERTISING   471,206
AIR TRANSPORTATION - 0.4%
TRANSPORTATION SERVICES - 0.4%
Viad Corp.   4,400  105,875
APPAREL STORES - 2.9%
FAMILY CLOTHING STORES - 0.1%
Abercrombie & Fitch Co. Class A (a)  595  27,630
GENERAL APPAREL STORES - 2.4%
Gap, Inc.   4,175  248,934
Limited, Inc. (The)  6,200  166,238
Saks Holdings, Inc. (a)  5,700  146,419
TJX Companies, Inc.   5,100  119,850
  681,441
WOMEN'S CLOTHING STORES - 0.4%
AnnTaylor Stores Corp. (a)  2,300  48,444
Wet Seal, Inc. Class A (a)  1,700  50,363
  98,807
TOTAL APPAREL STORES   807,878
AUTOS, TIRES, & ACCESSORIES - 0.2%
AUTO PARTS - RETAIL - 0.2%
Pep Boys-Manny, Moe & Jack  3,500  60,375
BEVERAGES - 8.6%
DISTILLED & BLENDED LIQUOR - 0.4%
Seagram Co. Ltd.   2,900  105,596
MALT BEVERAGE - 1.3%
Anheuser-Busch Companies, Inc.   6,200  320,463
Coors (Adolph) Co. Class B  1,100  41,491
  361,954
SOFT DRINKS - 6.8%
Celestial Seasonings, Inc. (a)  1,100  49,363
Coca-Cola Bottling Co. Consolidated  600  36,000
Coca-Cola Co. (The)  12,100  976,319
PepsiCo, Inc.   21,400  830,588
Whitman Corp.   1,000  21,188
  1,913,458
WINE, BRANDY & BRANDY SPIRITS - 0.1%
Canadaigua Wine Co. Class A (a)  800  37,700
TOTAL BEVERAGES   2,418,708
BROADCASTING - 8.1%
CABLE TV OPERATORS - 4.5%
Comcast Corp.:
 Class A  1,800  81,450
 Class A special  1,800  81,731
Cox Communications, Inc. Class A (a)  4,100  200,388
MediaOne Group, Inc. (a)  6,500  314,031
TCA Cable TV, Inc.   1,600  92,100
Time Warner, Inc.   5,325  479,583
  1,249,283

                                    SHARES       VALUE (NOTE 1)
RADIO BROADCASTING - 2.0%
Chancellor Media Corp. (a)  2,800 $ 135,100
Clear Channel Communications, Inc. (a)  4,300  241,606
Jacor Communications, Inc. Class A (a)  2,400  140,700
Radiomutuel, Inc. Class A (a)  4,600  49,291
  566,697
TELEVISION BROADCASTING - 1.6%
CBS Corp.   11,500  390,281
Scripps E.W. Co. Class A  1,200  63,150
  453,431
TOTAL BROADCASTING   2,269,411
BUILDING MATERIALS - 0.2%
HARDWARE - WHOLESALE - 0.2%
Richelieu Hardware Ltd. (a)  4,400  50,931
COMPUTER SERVICES & SOFTWARE - 0.4%
COMPUTER & SOFTWARE STORES - 0.1%
CompUSA, Inc. (a)  2,000  37,875
COMPUTER SERVICES - 0.3%
Computer Learning Centers, Inc. (a)  2,500  69,688
TOTAL COMPUTER SERVICES & SOFTWARE   107,563
CONSUMER ELECTRONICS - 0.4%
RADIOS, TELEVISIONS, STEREOS - 0.4%
Gemstar International Group Ltd. (a)  3,200  119,200
DRUG STORES - 2.8%
CVS Corp.   8,430  345,630
Rite Aid Corp.   3,700  146,150
Walgreen Co.   6,850  295,834
  787,614
DRUGS & PHARMACEUTICALS - 0.3%
PHARMACEUTICAL PREPARATIONS - 0.3%
Rexall Sundown, Inc. (a)  2,900  87,544
EDUCATIONAL SERVICES - 0.3%
COLLEGES, UNIVERSITIES & PROFESSIONAL SCHOOLS - 0.3%
Apollo Group, Inc. Class A (a)  2,250  80,719
ENTERTAINMENT - 5.4%
CRUISES - 0.7%
Carnival Cruise Lines, Inc. Class A  4,700  173,606
Royal Caribbean Cruises Ltd.   500  37,156
  210,762
MOTION PICTURE DISTRIBUTION - 1.0%
Viacom, Inc. Class B (non-vtg.) (a)  4,000  274,000
MOTION PICTURE PRODUCTION - 3.5%
Disney (Walt) Co.   15,000  516,563
King World Productions, Inc. (a)  11,500  322,000
Tele-Communications, Inc.
 (Liberty Media Group), Series A (a)  3,550  140,003
  978,566
RECREATIONAL SERVICES - 0.2%
Premier Parks, Inc. (a)  900  57,488
TOTAL ENTERTAINMENT   1,520,816
FOODS - 6.3%
BAKERY PRODUCTS - 0.1%
Flowers Industries, Inc.   1,100  20,281
Interstate Bakeries Corp.   700  20,125
  40,406
COMMON STOCKS - CONTINUED
                                      SHARES         VALUE (NOTE 1)
FOODS - CONTINUED
CANDY - 0.2%
Hershey Foods Corp.   900 $ 56,813
CANNED SPECIALTIES - 0.6%
Campbell Soup Co.   2,800  151,200
COOKIES & CRACKERS - 0.1%
Nabisco Holdings Corp. Class A  500  17,813
DAIRY - 0.3%
Dean Foods Co.   1,100  60,294
Groupe Danone  120  36,202
  96,496
FOOD - 2.5%
Dole Food, Inc.   1,875  88,359
Heinz (H.J.) Co.   5,275  290,784
Kellogg Co.   1,300  43,063
Nestle SA ADR (Reg.)  300  31,200
Sara Lee Corp.   5,100  255,638
  709,044
GRAIN MILL PRODUCTS - 1.5%
Archer-Daniels-Midland Co.   1,900  32,538
Corn Products International, Inc. (a)  1,343  39,954
Quaker Oats Co.   1,200  63,450
Ralston Purina Co.   8,300  267,156
  403,098
MEAT & FISH - 0.3%
Tyson Foods, Inc.   3,700  80,013
PACKAGED & FROZEN FOODS - 0.7%
Bestfoods  3,550  197,469
TOTAL FOODS   1,752,352
GENERAL MERCHANDISE STORES - 11.0%
DEPARTMENT STORES - 3.1%
Federated Department Stores, Inc. (a)  7,700  407,619
Kohls Corp. (a)  1,200  58,800
Nordstrom, Inc.   1,400  43,706
Penney (J.C.) Co., Inc.   2,825  165,792
Proffitts, Inc. (a)  2,450  77,175
Sears, Roebuck & Co.   1,300  65,975
Stein Mart, Inc. (a)  4,200  44,363
  863,430
GENERAL MERCHANDISE STORES - 6.5%
Dayton Hudson Corp.   4,700  224,719
Wal-Mart Stores, Inc.   25,050  1,581,281
  1,806,000
VARIETY STORES - 1.4%
Consolidated Stores Corp. (a)  3,040  102,220
Costco Companies, Inc. (a)  2,500  141,875
Dollar Tree Stores (a)  3,550  161,081
  405,176
TOTAL GENERAL MERCHANDISE STORES   3,074,606
GROCERY STORES - 3.1%
FOOD STORES - 0.2%
Whole Foods Market, Inc. (a)  1,200  65,100
GROCERY - RETAIL - 2.9%
Albertson's, Inc.   1,100  52,869
Dominick's Supermarkets, Inc. (a)  900  40,556
Hannaford Brothers Co.   1,000  43,438

                                         SHARES        VALUE (NOTE 1)
Kroger Co. (The) (a)  3,300 $ 156,131
Meyer (Fred), Inc. (a)  4,000  176,250
Safeway, Inc. (a)  7,450  330,128
  799,372
TOTAL GROCERY STORES   864,472
HOLDING COMPANIES - 0.2%
HOLDING COMPANY OFFICES, NEC - 0.2%
Triarc Companies, Inc. Class A (a)  2,600  59,313
HOME FURNISHINGS - 0.1%
FURNITURE - 0.1%
Dorel Industries, Inc. Class B
 (sub-vtg.) (a)(c)  600  19,784
HOUSEHOLD PRODUCTS - 13.1%
COSMETICS - 7.3%
Alberto-Culver Co. Class A  1,400  31,850
Avon Products, Inc.   6,575  568,738
Estee Lauder Companies, Inc.   1,200  77,100
Gillette Co.   22,900  1,199,388
International Flavors & Fragrances, Inc.   1,800  75,600
Revlon, Inc. Class A (a)  1,700  84,363
  2,037,039
FABRICATED RUBBER PRODUCTS - 0.2%
Rubbermaid, Inc.   1,600  53,300
MANUFACTURED PRODUCTS - 0.2%
First Brands Corp.   2,800  65,625
SOAPS & DETERGENTS - 5.4%
Church & Dwight Co., Inc.   1,600  49,400
Clorox Co.   5,200  533,000
Dial Corp.   1,700  40,588
Procter & Gamble Co.   5,730  454,819
Unilever NV ADR  6,300  437,850
  1,515,657
TOTAL HOUSEHOLD PRODUCTS   3,671,621
LEASING & RENTAL - 0.1%
TRUCK RENT & LEASE, NO DRIVER - 0.1%
Hertz Corp. Class A  500  23,281
LEISURE DURABLES & TOYS - 1.2%
MOTORCYCLES - 0.2%
Harley-Davidson, Inc.   1,800  71,325
TOYS & GAMES - 0.9%
Galoob (Lewis) Toys, Inc. (a)  3,800  36,100
Mattel, Inc.   5,500  211,406
  247,506
TRAVEL TRAILERS AND CAMPERS - 0.1%
Brunswick Corp.   900  17,494
TOTAL LEISURE DURABLES & TOYS   336,325
LODGING & GAMING - 1.4%
HOTELS, MOTELS, & TOURIST CENTERS - 1.2%
Hilton Hotels Corp.   1,400  35,263
Promus Hotel Corp. (a)  4,400  165,550
Sun International Hotels Ltd. Ord. (a)  2,800  122,500
  323,313
RACING & GAMING - 0.2%
International Speedway Corp. Class A  1,900  60,800
TOTAL LODGING & GAMING   384,113
COMMON STOCKS - CONTINUED
                                         SHARES         VALUE (NOTE 1)
PHOTOGRAPHIC EQUIPMENT - 0.9%
Eastman Kodak Co.   3,000 $ 252,375
Polaroid Corp.   300  9,900
  262,275
PRINTING - 0.6%
COMMERCIAL PRINTING, NEC - 0.5%
Donnelley (R.R.) & Sons Co.   1,300  55,250
Valassis Communications, Inc. (a)  2,100  79,669
  134,919
MANIFOLD BUSINESS FORMS - 0.1%
Reynolds & Reynolds Co. Class A  1,500  25,219
TOTAL PRINTING   160,138
PUBLISHING - 2.4%
BOOK PUBLISHING & PRINTING - 0.7%
Harcourt General, Inc.   1,350  76,191
McGraw-Hill Companies, Inc.   1,100  90,131
Reader's Digest Association, Inc.
 (The) Class A (non-vtg.)  800  22,600
  188,922
GENERAL PUBLISHING - 0.3%
Applied Graphics Technologies, Inc. (a)  1,100  56,788
Thomson Corp.   1,700  45,315
  102,103
GREETING CARDS - 0.2%
American Greetings Corp. Class A  1,000  46,188
NEWSPAPERS - 0.9%
Harte Hanks Communications, Inc.   4,800  115,800
Times Mirror Co. Class A  900  54,056
Tribune Co.   1,200  80,700
  250,556
PERIODICALS - 0.3%
Playboy Enterprises, Inc. Class B (a)  4,100  73,288
TOTAL PUBLISHING   661,057
REAL ESTATE - 0.1%
CEMETERY SUBDIVIDERS & DEVELOPERS - 0.1%
Stewart Enterprises, Inc. Class A  1,700  38,622
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Starwood Hotels & Resorts Trust  1,200  49,275
RESTAURANTS - 3.1%
Cracker Barrel Old Country Store, Inc.   800  24,200
Foodmaker, Inc. (a)  1,700  26,775
Logan's Roadhouse, Inc. (a)  25  591
Marriott International, Inc. Class A  1,300  42,250
McDonald's Corp.   10,000  668,125
Outback Steakhouse, Inc. (a)  1,500  54,141
Papa John's International, Inc. (a)  800  27,700
Starbucks Corp. (a)  900  37,688
  881,470
RETAIL & WHOLESALE, MISCELLANEOUS - 6.9%
BOOK STORES - RETAIL - 0.2%
Barnes & Noble, Inc. (a)  1,500  57,000
BUILDING MATERIALS - RETAIL - 2.6%
Home Depot, Inc.   17,200  720,250

                                       SHARES           VALUE (NOTE 1)
LUMBER & BUILDING MATERIALS - RETAIL - 0.7%
Lowe's Companies, Inc.   5,000 $ 192,500
MAIL ORDER - 0.2%
Viking Office Products, Inc. (a)  1,200  38,100
Williams-Sonoma, Inc. (a)  800  26,450
  64,550
MISCELLANEOUS DURABLE GOODS - WHOLESALE - 0.2%
Action Performance Companies, Inc. (a)  2,200  66,000
MUSIC, TV, & ELECTRONICS STORES - 1.8%
Best Buy Co., Inc. (a)  5,500  257,125
Circuit City Stores, Inc. -
 Circuit City Group  1,500  77,625
Tandy Corp.   2,800  159,075
  493,825
RETAIL, GENERAL - 1.1%
Bed Bath & Beyond, Inc. (a)  700  30,188
Office Depot, Inc. (a)  1,800  58,500
Pier 1 Imports, Inc.   3,300  51,342
Staples, Inc. (a)  5,000  164,375
  304,405
STATIONARY & OFFICE SUPPLIES - WHOLESALE - 0.1%
Boise Cascade Office Products Corp. (a)  1,400  20,300
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS    1,918,830
SERVICES - 2.1%
BUSINESS SERVICES - 0.4%
Robert Half International, Inc. (a)  1,100  58,575
Snyder Communications, Inc. (a)  1,200  53,925
  112,500
CREDIT REPORTING AGENCIES - 0.1%
Dunn & Bradstreet Corp.   1,500  41,156
GENERAL SERVICES - 0.9%
Service Corp. International  6,600  249,975
MANAGEMENT SERVICES - 0.3%
ServiceMaster Co.   2,500  85,000
PERSONAL SERVICES - 0.2%
Steiner Leisure Ltd. (a)  1,775  55,025
PERSONNEL SUPPLY SERVICES - 0.2%
AccuStaff, Inc. (a)  2,200  51,975
TOTAL SERVICES   595,631
TELEPHONE SERVICES - 0.0%
U.S. WEST, Inc.   191  10,195
TEXTILES & APPAREL - 3.1%
APPAREL - 1.6%
Fruit of the Loom, Inc. Class A (a)  1,100  34,306
Kellwood Co.   2,100  66,675
Liz Claiborne, Inc.   3,800  146,775
VF Corp.   1,200  56,475
Warnaco Group, Inc. Class A  3,800  139,413
  443,644
CARPETS & RUGS - 0.4%
Mohawk Industries, Inc. (a)  500  15,563
Shaw Industries, Inc.   6,000  111,000
  126,563
FOOTWEAR - 0.3%
NIKE, Inc. Class B  1,600  71,200
COMMON STOCKS - CONTINUED
                                       SHARES           VALUE (NOTE 1)
TEXTILES & APPAREL - CONTINUED
MEN'S & BOYS' CLOTHING - 0.5%
Nautica Enterprises, Inc. (a)  2,700 $ 69,609
Pacific Sunwear of California, Inc. (a)  1,950  57,525
Tommy Hilfiger (a)  400  22,425
  149,559
TEXTILE MILL PRODUCTS - 0.3%
Unifi, Inc.   1,000  27,063
Westpoint Stevens, Inc. Class A (a)  1,200  43,050
  70,113
TOTAL TEXTILES & APPAREL   861,079
TOBACCO - 4.4%
TOBACCO MANUFACTURERS - 4.4%
Philip Morris Companies, Inc.   28,400  1,244,275
TOTAL COMMON STOCKS
 (Cost $23,197,387)   25,756,554
CASH EQUIVALENTS - 8.0%
Taxable Central Cash Fund (b)
 (Cost $2,246,658)  2,246,658  2,246,658
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $25,444,045) $ 28,003,212
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,784 or 0.1% of net assets.
INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $25,544,896. Net unrealized appreciation aggregated $2,458,316, of which $3,213,154 related to appreciated investment securities and $754,838 related to depreciated investment securities.
The fund hereby designates approximately $37,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 4%, 5%, 6%, 13%, and 5% of Class A's, Class T's, Class B's, Class C's and Institutional Class' dividend distributions during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
ADVISOR CONSUMER INDUSTRIES FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                             JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                           $ 28,003,212
(COST $25,444,045) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                              553,569

RECEIVABLE FOR FUND SHARES SOLD                                                                               292,253

DIVIDENDS RECEIVABLE                                                                                          12,409

INTEREST RECEIVABLE                                                                                          10,167

PREPAID EXPENSES                                                                                              3,240

 TOTAL ASSETS                                                                                                28,874,850

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                                $ 945,070

PAYABLE FOR FUND SHARES REDEEMED                                                                  24,808

ACCRUED MANAGEMENT FEE                                                                            23,325

DISTRIBUTION FEES PAYABLE                                                                         12,900

OTHER PAYABLES AND                                                                                 36,220
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                            1,042,323

NET ASSETS                                                                                                   $ 27,832,527

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                              $ 23,569,145

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS           1,704,215

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                     2,559,167

NET ASSETS                                                                                                   $ 27,832,527


CALCULATION OF MAXIMUM                                                                                       $15.08
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($2,219,542 (DIVIDED BY)
  147,218 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                             $16.00
 (100/94.25 OF $15.08)

 CLASS T:                                                                                                     $15.00
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($13,989,195 (DIVIDED BY)
  932,663 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                             $15.54
 (100/96.50 OF $15.00)

 CLASS B:                                                                                                     $14.91
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($5,418,551 (DIVIDED BY)
  363,324 SHARES) A

 CLASS C:                                                                                                      $14.95
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($1,460,710 (DIVIDED BY)
  97,700 SHARES) A

 INSTITUTIONAL CLASS:                                                                                          $15.12
 NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  ($4,744,529 (DIVIDED BY) 313,868 SHARES)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS

                                                                             YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                                           $ 147,877
DIVIDENDS

INTEREST                                                                                     71,519

 TOTAL INCOME                                                                                219,396

EXPENSES

MANAGEMENT FEE                                                                  $ 101,756

TRANSFER AGENT FEES                                                              47,366

DISTRIBUTION FEES                                                                82,055

ACCOUNTING FEES AND EXPENSES                                                     60,446

NON-INTERESTED TRUSTEES' COMPENSATION                                            55

CUSTODIAN FEES AND EXPENSES                                                      7,015

REGISTRATION FEES                                                                62,142

AUDIT                                                                            33,418

LEGAL                                                                            357

REPORTS TO SHAREHOLDERS                                                          16,349

MISCELLANEOUS                                                                    376

 TOTAL EXPENSES BEFORE REDUCTIONS                                                411,335

 EXPENSE REDUCTIONS                                                              (72,814)    338,521

NET INVESTMENT INCOME (LOSS)                                                                 (119,125)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                                           2,436,461

 FOREIGN CURRENCY TRANSACTIONS                                                   (47)        2,436,414

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENT SECURITIES                1,539,184

NET GAIN (LOSS)                                                                              3,975,598

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             $ 3,856,473


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                    YEAR ENDED  SEPTEMBER 3, 1996
                                                                     JULY 31,    (COMMENCEMENT
                                                                     1998        OF OPERATIONS) TO
                                                                                 JULY 31,
                                                                                 1997


OPERATIONS                                                         $ (119,125)   $ (36,592)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                           2,436,414     919,965

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)               1,539,184     1,019,983

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    3,856,473     1,903,356

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN                (1,433,351)   (29,021)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                        15,183,117    8,310,212

REDEMPTION FEES                                                     39,768        1,973

  TOTAL INCREASE (DECREASE) IN NET ASSETS                           17,646,007    10,186,520

NET ASSETS

 BEGINNING OF PERIOD                                                10,186,520    -

 END OF PERIOD                                                     $ 27,832,527  $ 10,186,520



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                                                            YEARS ENDED
                                                                            JULY 31,

SELECTED PER-SHARE DATA                                                     1998         1997 E



NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 13.48    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                             (.06)      (.05)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                    3.31       3.60

 TOTAL FROM INVESTMENT OPERATIONS                                           3.25       3.55

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                     (1.68) I   (.07) I

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                    .03        -

NET ASSET VALUE, END OF PERIOD                                              $ 15.08    $ 13.48

TOTAL RETURN B, C                                                           27.48%     35.68%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                     $ 2,220    $ 944

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                     1.75% F    1.75% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS            1.73% G    1.73% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                 (.47)%     (.50)% A

PORTFOLIO TURNOVER                                                          144%       203% A

AVERAGE COMMISSION RATE H                                                   $ .0242    $ .0307

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR
THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO
JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN
HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED
A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. I THE AMOUNTS SHOWN
REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1
OF NOTES TO FINANCIAL STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                                                            YEARS ENDED
                                                                            JULY 31,

SELECTED PER-SHARE DATA                                                     1998         1997 E



NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 13.45   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                             (.10)     (.09)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                    3.28      3.60

 TOTAL FROM INVESTMENT OPERATIONS                                            3.18      3.51

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                     (1.66)    (.06)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                    .03       -

NET ASSET VALUE, END OF PERIOD                                              $ 15.00   $ 13.45

TOTAL RETURN B, C                                                           26.93%    35.25%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                     $ 13,989  $ 7,314

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                     2.00% F   2.00% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS            1.98% G   1.97% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                 (.71)%    (.83)% A

PORTFOLIO TURNOVER                                                          144%      203% A

AVERAGE COMMISSION RATE H                                                   $ .0242   $ .0307

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR
THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO
JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING
 THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN
HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
 PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H
A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


FINANCIAL HIGHLIGHTS - CLASS B
                                                                            YEARS ENDED
                                                                            JULY 31,

SELECTED PER-SHARE DATA                                                     1998         1997 E




NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 13.42    $ 11.46

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                             (.17)      (.08)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                    3.26       2.04

 TOTAL FROM INVESTMENT OPERATIONS                                           3.09       1.96

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                     (1.64)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                    .04        -

NET ASSET VALUE, END OF PERIOD                                              $ 14.91    $ 13.42

TOTAL RETURN B, C                                                           26.30%     17.10%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                      $ 5,419    $ 596

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                     2.50% F    2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS            2.48%  G   2.46% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                 (1.23)%    (1.60)% A

PORTFOLIO TURNOVER                                                          144%       203% A

AVERAGE COMMISSION RATE H                                                   $ .0242    $ .0307

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS B SHARES)
TO JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.



FINANCIAL HIGHLIGHTS - CLASS C
                                                                           YEAR ENDED
                                                                           JULY 31,

SELECTED PER-SHARE DATA                                                    1998 E



NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 12.66

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                            (.13)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                   2.87

 TOTAL FROM INVESTMENT OPERATIONS                                          2.74

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                    (.49)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                   .04

NET ASSET VALUE, END OF PERIOD                                             $ 14.95

TOTAL RETURN B, C                                                          22.67%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                    $ 1,461

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                    2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS           2.48% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                (1.27)% A

PORTFOLIO TURNOVER                                                         144%

AVERAGE COMMISSION RATE H                                                  $ .0242

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES)
TO JULY 31, 1998. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN
HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                          YEARS ENDED
                                                                          JULY 31,

SELECTED PER-SHARE DATA                                                   1998         1997 E



NET ASSET VALUE, BEGINNING OF PERIOD                                      $ 13.51    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                           (.03)      (.01)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                  3.31       3.59

 TOTAL FROM INVESTMENT OPERATIONS                                         3.28       3.58

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                   (1.70) I   (.07) I

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                   .03        -

NET ASSET VALUE, END OF PERIOD                                            $ 15.12    $ 13.51

TOTAL RETURN B, C                                                         27.70%     35.98%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                   $ 4,745    $ 1,333

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                   1.50% F    1.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS          1.48% G    1.48% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS               (.20)%     (.13)% A

PORTFOLIO TURNOVER                                                        144%       203% A

AVERAGE COMMISSION RATE H                                                 $ .0242    $ .0307

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF
SALE OF INSTITUTIONAL CLASS SHARES) TO JULY 31, 1997. F FMR AGREED TO
REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE
5 OF NOTES TO FINANCIAL STATEMENTS). H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF
TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER. I THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED
TO BOOK
TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Consumer Industries Fund(the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $35,038,137 and $22,999,371, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO   RETAINED
          FDC       BY FDC

CLASS A   $ 3,335   $ 374

CLASS T   53,154    19

CLASS B   21,608    16,452

CLASS C   3,958     3,958

          $ 82,055  $ 20,803

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A                $1,254

CLASS T                $2,350

CLASS B                $647

CLASS C                $690

INSTITUTIONAL CLASS    $165

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO   RETAINED
          FDC       BY FDC

CLASS A   $ 17,058  $ 5,788

CLASS T   42,495    12,506

CLASS B   3,503     3,503 *

CLASS C   38        38 *

          $ 63,094  $ 21,835

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT    % OF
                                 AVERAGE
                                 NET ASSETS

CLASS A                $ 4,105    .31

CLASS T                 29,346    .28

CLASS B                 7,639     .35

CLASS C                 1,414     .35 *

INSTITUTIONAL CLASS     4,862     .18

                       $ 47,366

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,349 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR          REIMBURSEMENT
                      EXPENSE
                      LIMITATIONS

CLASS A               1.75%        $ 9,569

CLASS T               2.00%         22,315

CLASS B               2.50%         20,863

CLASS C               2.50%         9,475

INSTITUTIONAL CLASS   1.50%         7,520

                                   $ 69,742

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,905 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $167 under the custodian arrangement.
6. BENEFICIAL INTEREST.
At the end of the period, FMR was record owner of approximately 6% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 13% of the total outstanding shares of the fund.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                        YEAR ENDED JULY 31,

                        1998 A               1997 B, C

FROM NET REALIZED GAIN

CLASS A                 $ 122,598            $ 4,926

CLASS T                  1,001,052            16,753

CLASS B                  102,510              -

CLASS C                  1,954                -

INSTITUTIONAL CLASS      205,237              7,342

TOTAL                   $ 1,433,351          $ 29,021

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B DISTRIBUTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31,1997.
C DISTRIBUTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                  DOLLARS

                                YEAR ENDED  YEAR ENDED  YEAR ENDED    YEAR ENDED
                                JULY 31,    JULY 31,    JULY 31,      JULY 31,

                                1998 A      1997 B, C   1998 A        1997 B, C



CLASS A                          92,013      88,027     $ 1,311,243   $ 950,592
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    9,124       457         113,019       4,913

SHARES REDEEMED                  (23,935)    (18,468)    (334,712)     (227,830)

NET INCREASE (DECREASE)          77,202      70,016     $ 1,089,550   $ 727,675

CLASS T                          784,694     629,432    $ 11,054,004  $ 7,025,043
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    73,835      1,492       913,447       16,036

SHARES REDEEMED                  (469,801)   (86,989)    (6,762,615)   (987,625)

NET INCREASE (DECREASE)          388,728     543,935    $ 5,204,836   $ 6,053,454

CLASS B                          359,596     45,607     $ 5,098,496   $ 545,925
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    7,684       -           94,935        -

SHARES REDEEMED                  (48,361)    (1,202)     (692,526)     (13,641)

NET INCREASE (DECREASE)          318,919     44,405     $ 4,500,905   $ 532,284

CLASS C                          101,815     -          $ 1,469,653   $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    43          -           542           -

SHARES REDEEMED                  (4,158)     -           (61,277)      -

NET INCREASE (DECREASE)          97,700      -          $ 1,408,918   $ -

INSTITUTIONAL CLASS              246,078     121,713    $ 3,450,421   $ 1,256,098
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    15,764      682         196,010       7,342

SHARES REDEEMED                  (46,652)    (23,717)    (667,523)     (266,641)

NET INCREASE (DECREASE)          215,190     98,678     $ 2,978,908   $ $996,799


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B SHARE TRANSACTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 8,746

CLASS T                14,933

CLASS B                19,718

CLASS C                9,530

INSTITUTIONAL CLASS    9,215

                      $ 62,142

ADVISOR CYCLICAL INDUSTRIES FUND - CLASS A
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                      PAST 1  LIFE OF
JULY 31, 1998                      YEAR    FUND

FIDELITY ADV CYCLICAL - CL A       6.05%   47.54%

FIDELITY ADV CYCLICAL - CL A       -0.04%  39.05%
(INCL. 5.75% SALES CHARGE)

S&P 500                            19.29%  76.95%

GS CYCLICAL INDUSTRIES             2.49%   43.29%

CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                      PAST 1  LIFE OF
JULY 31, 1998                      YEAR    FUND

FIDELITY ADV CYCLICAL - CL A       6.05%   22.62%

FIDELITY ADV CYCLICAL - CL A       -0.04%  18.87%
(INCL. 5.75% SALES CHARGE)

S&P 500                            19.29%  34.89%

GS CYCLICAL INDUSTRIES             2.49%   20.76%

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA CYCLICAL IND -CL A       S&P 500
GS CYCLICAL INDUSTRIES
             00184                       SP001
GS003
  1996/09/03       9425.00       10000.00                    10000.00
  1996/09/30       9783.15       10516.69                    10449.51
  1996/10/31      10065.90       10806.74                    10623.81
  1996/11/30      10669.10       11623.62                    11299.86
  1996/12/31      10612.70       11393.36                    11101.84
  1997/01/31      10888.23       12105.21                    11459.45
  1997/02/28      10916.74       12200.12                    11487.29
  1997/03/31      10584.20       11698.81                    11120.08
  1997/04/30      10745.72       12397.23                    11654.84
  1997/05/31      11638.82       13151.98                    12461.54
  1997/06/30      12246.89       13741.19                    12959.26
  1997/07/31      13111.49       14834.57                    13980.32
  1997/08/31      12826.45       14003.54                    13471.60
  1997/09/30      13135.80       14770.51                    13938.94
  1997/10/31      12290.57       14277.18                    13095.58
  1997/11/30      12499.40       14938.07                    13453.87
  1997/12/31      12592.62       15194.56                    13598.24
  1998/01/31      12859.24       15362.61                    13598.41
  1998/02/28      13874.44       16470.56                    14714.19
  1998/03/31      14561.50       17314.02                    15518.24
  1998/04/30      14756.33       17488.19                    15588.62
  1998/05/31      14530.73       17187.57                    15359.18
  1998/06/30      14592.26       17885.73                    15161.59
  1998/07/31      13905.20       17695.25                    14328.86
IMATRL PRASUN   SHR__CHT 19980731 19980825 160700 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $13,905 - a 39.05% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,329 - a 43.29% increase.
ADVISOR CYCLICAL INDUSTRIES FUND - CLASS T
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                      PAST 1  LIFE OF
JULY 31, 1998                      YEAR    FUND

FIDELITY ADV CYCLICAL - CL T       5.91%   47.02%

FIDELITY ADV CYCLICAL - CL T       2.20%   41.87%
(INCL. 3.50% SALES CHARGE)

S&P 500                            19.29%  76.95%

GS CYCLICAL INDUSTRIES             2.49%   43.29%

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                      PAST 1  LIFE OF
JULY 31, 1998                      YEAR    FUND

FIDELITY ADV CYCLICAL - CL T       5.91%   22.40%

FIDELITY ADV CYCLICAL - CL T       2.20%   20.13%
(INCL. 3.50% SALES CHARGE)

S&P 500                            19.29%  34.89%

GS CYCLICAL INDUSTRIES             2.49%   20.76%

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA CYCLICAL IND -CL T       S&P 500
GS CYCLICAL INDUSTRIES
             00194                       SP001
GS003
  1996/09/03       9650.00        10000.00                    10000.00
  1996/09/30      10016.70        10516.69                    10449.51
  1996/10/31      10306.20        10806.74                    10623.81
  1996/11/30      10923.80        11623.62                    11299.86
  1996/12/31      10846.68        11393.36                    11101.84
  1997/01/31      11138.52        12105.21                    11459.45
  1997/02/28      11167.70        12200.12                    11487.29
  1997/03/31      10817.49        11698.81                    11120.08
  1997/04/30      10982.87        12397.23                    11654.84
  1997/05/31      11897.30        13151.98                    12461.54
  1997/06/30      12519.89        13741.19                    12959.26
  1997/07/31      13395.40        14834.57                    13980.32
  1997/08/31      13103.57        14003.54                    13471.60
  1997/09/30      13410.13        14770.51                    13938.94
  1997/10/31      12554.81        14277.18                    13095.58
  1997/11/30      12768.64        14938.07                    13453.87
  1997/12/31      12864.11        15194.56                    13598.24
  1998/01/31      13137.15        15362.61                    13598.41
  1998/02/28      14166.28        16470.56                    14714.19
  1998/03/31      14859.36        17314.02                    15518.24
  1998/04/30      15058.89        17488.19                    15588.62
  1998/05/31      14827.86        17187.57                    15359.18
  1998/06/30      14890.87        17885.73                    15161.59
  1998/07/31      14187.28        17695.25                    14328.86
IMATRL PRASUN   SHR__CHT 19980731 19980825 161452 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $14,187 - a 41.87% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,329 - a 43.29% increase.
ADVISOR CYCLICAL INDUSTRIES FUND - CLASS B
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                             PAST 1  LIFE OF
JULY 31, 1998                             YEAR    FUND

FIDELITY ADV CYCLICAL - CL B              5.23%   45.86%

FIDELITY ADV CYCLICAL - CL B              0.36%   41.86%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                   19.29%  76.95%

GS CYCLICAL INDUSTRIES                    2.49%   43.29%

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                             PAST 1  LIFE OF
JULY 31, 1998                             YEAR    FUND

FIDELITY ADV CYCLICAL - CL B              5.23%   21.89%

FIDELITY ADV CYCLICAL - CL B              0.36%   20.12%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                   19.29%  34.89%

GS CYCLICAL INDUSTRIES                    2.49%   20.76%

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA CYCLICAL IND -CL B       S&P 500
GS CYCLICAL INDUSTRIES
             00234                       SP001
GS003
  1996/09/03      10000.00       10000.00                    10000.00
  1996/09/30      10380.00       10516.69                    10449.51
  1996/10/31      10680.00       10806.74                    10623.81
  1996/11/30      11320.00       11623.62                    11299.86
  1996/12/31      11240.08       11393.36                    11101.84
  1997/01/31      11542.50       12105.21                    11459.45
  1997/02/28      11572.75       12200.12                    11487.29
  1997/03/31      11209.84       11698.81                    11120.08
  1997/04/30      11381.21       12397.23                    11654.84
  1997/05/31      12318.73       13151.98                    12461.54
  1997/06/30      12953.82       13741.19                    12959.26
  1997/07/31      13861.09       14834.57                    13980.32
  1997/08/31      13548.58       14003.54                    13471.60
  1997/09/30      13866.28       14770.51                    13938.94
  1997/10/31      12958.74       14277.18                    13095.58
  1997/11/30      13169.80       14938.07                    13453.87
  1997/12/31      13268.76       15194.56                    13598.24
  1998/01/31      13540.88       15362.61                    13598.41
  1998/02/28      14596.72       16470.56                    14714.19
  1998/03/31      15304.25       17314.02                    15518.24
  1998/04/30      15511.06       17488.19                    15588.62
  1998/05/31      15260.71       17187.57                    15359.18
  1998/06/30      15315.13       17885.73                    15161.59
  1998/07/31      14186.00       17695.25                    14328.86
IMATRL PRASUN   SHR__CHT 19980731 19980825 160710 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $14,186 - a 41.86% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,329 - a 43.29% increase.
ADVISOR CYCLICAL INDUSTRIES FUND - CLASS C
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                  PAST 1  LIFE OF
JULY 31, 1998                                  YEAR    FUND

FIDELITY ADV CYCLICAL - CL C                   5.19%   45.80%

FIDELITY ADV CYCLICAL - CL C                   4.19%   45.80%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%  76.95%

GS CYCLICAL INDUSTRIES                         2.49%   43.29%

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                 PAST 1  LIFE OF
JULY 31, 1998                                 YEAR    FUND

FIDELITY ADV CYCLICAL - CL C                  5.19%   21.86%

FIDELITY ADV CYCLICAL - CL C                  4.19%   21.86%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                       19.29%  34.89%

GS CYCLICAL INDUSTRIES                        2.49%   20.76%

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA CYCLICAL IND -CL C       S&P 500
GS CYCLICAL INDUSTRIES
             00283                       SP001
GS003
  1996/09/03      10000.00        10000.00                    10000.00
  1996/09/30      10380.00        10516.69                    10449.51
  1996/10/31      10680.01        10806.74                    10623.81
  1996/11/30      11320.00        11623.62                    11299.86
  1996/12/31      11240.09        11393.36                    11101.84
  1997/01/31      11542.51        12105.21                    11459.45
  1997/02/28      11572.75        12200.12                    11487.29
  1997/03/31      11209.84        11698.81                    11120.08
  1997/04/30      11381.21        12397.23                    11654.84
  1997/05/31      12318.73        13151.98                    12461.54
  1997/06/30      12953.82        13741.19                    12959.26
  1997/07/31      13861.09        14834.57                    13980.32
  1997/08/31      13548.58        14003.54                    13471.60
  1997/09/30      13866.28        14770.51                    13938.94
  1997/10/31      12958.75        14277.18                    13095.58
  1997/11/30      13169.84        14938.07                    13453.87
  1997/12/31      13257.55        15194.56                    13598.24
  1998/01/31      13528.56        15362.61                    13598.41
  1998/02/28      14590.90        16470.56                    14714.19
  1998/03/31      15295.51        17314.02                    15518.24
  1998/04/30      15501.47        17488.19                    15588.62
  1998/05/31      15252.15        17187.57                    15359.18
  1998/06/30      15306.35        17885.73                    15161.59
  1998/07/31      14580.06        17695.25                    14328.86
IMATRL PRASUN   SHR__CHT 19980731 19980825 161121 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $14,580 - a 45.80% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,329 - a 43.29% increase.
ADVISOR CYCLICAL INDUSTRIES FUND
FUND TALK: THE MANAGER'S OVERVIEW

(Photograph of Albert Ruback)

An interview with
Albert Ruback, Portfolio Manager of Fidelity Advisor Cyclical
Industries Fund
Q. HOW DID THE FUND PERFORM, ALBERT?
A. During the 12-month period ending July 31, 1998, the fund's Class A, Class T, Class B and Class C shares returned 6.05%, 5.91%, 5.23% and 5.19%, respectively. During the same period, the Standard & Poor's 500 Index returned 19.29%. Beginning this period, the fund also compares itself to the Goldman Sachs Cyclical Industries Index - an index of stocks designed to measure the performance of companies in the cyclical industries sector - which returned 2.49% over the same 12-month period.
Q. WHY DID THE FUND LAG THE S&P 500 INDEX?
A. There were a couple of key factors that affected the fund's performance. First, given its focus on cyclical industries, the fund could not invest in the financial, pharmaceutical, utility and technology stocks that experienced strong rallies during the period. Second, many of the cyclical industries in which the fund invests, especially those with international exposure such as electrical components, industrial equipment, autos and basic materials, turned in mixed results due to weakened product demand, an inability to raise prices and declining commodity prices caused by the ongoing Asian crisis.
Q. FIVE OF THE FUND'S TOP HOLDINGS FROM THE PREVIOUS REPORT ARE NO LONGER TOP HOLDINGS. WHY DID YOU MAKE THESE CHANGES?
A. I wanted to further reduce the fund's exposure to Asia. I reduced the fund's holdings in Fluor because Asian projects are an important component of its future product pipeline and are likely to be delayed given the current economic environment. In addition, I reduced the fund's holdings in Aluminum Co. of America and Minnesota Mining & Manufacturing Co. due to their exposure to Asia and declining product prices. I reduced the fund's investment in Lockheed Martin due to concerns about the completion of its merger with Northrop Grumman, which has since been cancelled. I added DEKALB Genetics to the top 10 holdings, and it has done very well. The company is up for sale, and I felt there would be a competitive takeover bid. American Standard, the fund's fifth-largest holding, is an example of a conglomerate with little exposure to Asia. I increased the fund's holdings because I believed the company was significantly undervalued, and its air conditioning business unit stood to benefit from the warm summer we've experienced. Waste Management was taken over by U.S. Waste Management, which helped the stock's performance, and the company's management seemed committed to improving operations.
Q. WHAT IS YOUR OUTLOOK ON THE ASIAN SITUATION, AND WHAT STRATEGIES DID YOU USE TO MINIMIZE RISKS TO THE FUND?
A. I don't see the Asian situation changing anytime soon. As a result, I have focused on companies that cater more to the domestic economy or that can benefit from declining commodity prices. I have avoided companies with a lot of exposure in Asia - those that compete with Asia or that rely on Asia for demand growth. I'll continue to focus on conglomerates that have done well for the fund. General Electric, for example, has little exposure to Asia, and its focus on penetrating markets by adding services has been very successful. Tyco International, another conglomerate, has done well because of its aggressive acquisition program.
Q. WHAT STOCKS DETRACTED FROM FUND PERFORMANCE?
A. Paper stocks have been a big disappointment for the fund. Fort James and Stone Container are examples of companies that I purchased after the announcement of the Stone Container-Jefferson Smurfit Corp. merger. However, expected price increases for paper have not occurred, and it really hurt the sector's performance. Railroads also did not perform well for the fund. Even though the fundamental business outlook for companies like Norfolk Southern and CSX are solid, their stock prices were hurt because of acquisition costs and increased spending to keep operations running smoothly pending their merger with Conrail.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS, ALBERT?
A. I continue to be cautious about the U.S. economy. I believe we are in a slow growth period, and I'm concerned that Asia will not hit bottom for a while. This environment can cause continued pricing pressures - the inability to increase prices - and reduced export growth for U.S. corporations. Gross domestic product growth slowed from 5.4% to 1.4% in the second quarter, and I think corporate earnings will continue to come under some pressure in the second half of this year and possibly into next year. Given these concerns, I will focus on companies that have a diversity of earnings sources and can grow during difficult times.


The views expressed in this report refect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

FUND FACTS
START DATE: September 3, 1996
SIZE: as of July 31, 1998, more than $5 million
MANAGER: Albert Ruback, since inception;
joined Fidelity in 1991
(checkmark)
ADVISOR CYCLICAL INDUSTRIES FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                                   % OF FUND'S
                                   INVESTMENTS

GENERAL ELECTRIC CO.               8.1

TYCO INTERNATIONAL LTD.            5.9

FORD MOTOR CO.                     5.2

DEKALB GENETICS CORP. CLASS B      4.6

AMERICAN STANDARD COMPANIES, INC.  2.5

WASTE MANAGEMENT, INC.             2.5

XEROX CORP.                        2.3

U.S. INDUSTRIES, INC.              2.3

HONEYWELL, INC.                    2.1

STONE CONTAINER CORP.              2.1

TOP INDUSTRIES AS OF JULY 31, 1998
ROW: 1, COL: 1, VALUE: 11.5
ROW: 1, COL: 2, VALUE: 8.4
ROW: 1, COL: 3, VALUE: 5.5
ROW: 1, COL: 4, VALUE: 5.4
ROW: 1, COL: 5, VALUE: 5.4
ROW: 1, COL: 6, VALUE: 63.8
ELECTRICAL MACHINERY 11.5%
GENERAL INDUSTRIAL MACHINERY 8.4%
MOTOR VEHICLES & CAR BODIES 5.5%
AIR TRANSPORT, MAJOR NATIONAL 5.4%
PAPER 5.4%
ALL OTHERS 63.8%
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR CYCLICAL INDUSTRIES FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.0%
                                            SHARES    VALUE (NOTE 1)
AEROSPACE & DEFENSE - 5.9%
AIRCRAFT - 1.7%
Gulfstream Aerospace Corp. (a)  700 $ 32,025
Lockheed Martin Corp.   657  65,495
  97,520
AIRCRAFT & PARTS - 1.4%
Sundstrand Corp.   200  10,463
Textron, Inc.   1,000  73,875
  84,338
AIRCRAFT ENGINES & PARTS - 1.8%
AlliedSignal, Inc.   2,500  108,750
MISSILES & SPACE VEHICLES - 0.7%
Alliant Techsystems, Inc. (a)  400  26,025
GenCorp, Inc.   700  16,144
  42,169
ORDNANCE - 0.3%
Harsco Corp.   400  17,275
TOTAL AEROSPACE & DEFENSE   350,052
AGRICULTURE - 4.6%
CROPS - 4.6%
DEKALB Genetics Corp. Class B  3,000  276,563
AIR TRANSPORTATION - 5.4%
AIR TRANSPORT, MAJOR NATIONAL - 5.4%
AMR Corp. (a)  800  57,150
Alaska Air Group, Inc. (a)  1,500  62,813
America West Holdings Corp. Class B (a)  900  21,656
Continental Airlines, Inc. Class B (a)  1,000  53,500
Southwest Airlines Co.   1,100  36,231
US Airways Group, Inc. (a)  1,200  90,000
  321,350
AUTOS, TIRES, & ACCESSORIES - 7.5%
AUTO & TRUCK PARTS - 1.4%
Borg-Warner Automotive, Inc.   200  9,413
Breed Technologies, Inc.   800  11,650
Federal-Mogul Corp.   250  15,031
SPX Corp. (a)  300  17,044
TRW, Inc.   500  27,094
  80,232
MOTOR VEHICLES & CAR BODIES - 5.5%
Ford Motor Co.   5,500  313,156
Lear Corp. (a)  300  15,919
  329,075
TIRES & INNER TUBES - 0.6%
Goodyear Tire & Rubber Co.   600  36,563
TOTAL AUTOS, TIRES, & ACCESSORIES   445,870
BROADCASTING - 0.8%
COMMUNICATIONS SERVICES, NEC - 0.8%
PanAmSat Corp. (a)  1,000  49,313
BUILDING MATERIALS - 7.5%
AIR-CONDITIONING EQUIPMENT - 2.5%
American Standard Companies, Inc. (a)   3,200  152,400
CEMENT - 0.3%
Southdown, Inc.   300  18,769
CONCRETE, GYPSUM, PLASTER - 0.2%
USG Corp.  200  10,275

                                         SHARES    VALUE (NOTE 1)
FLOOR COVERINGS - 0.5%
Armstrong World Industries, Inc.   500 $ 30,813
GASKETS, HOSES, BELTS - 1.7%
Coltec Industries, Inc. (a)  6,000  102,375
LUMBER, PLYWOOD, MILLWORK - WHOLESALE - 0.5%
Crane Co.   600  29,700
PAVING, ROOFING & SIDING - 1.0%
Carlisle Companies, Inc.   400  17,575
Owens Corning  1,000  41,250
  58,825
PLUMBING SUPPLIES - WHOLESALE - 0.8%
Masco Corp.   1,600  45,700
TOTAL BUILDING MATERIALS   448,857
CHEMICALS & PLASTICS - 5.4%
ADHESIVES & SEALANTS - 0.6%
Ferro Corp.   800  18,400
Nalco Chemical Co.   500  17,156
  35,556
AGRICULTURAL CHEMICALS - 0.7%
IMC Global, Inc.   700  17,894
Potash Corp. of Saskatchewan  300  21,828
  39,722
CHEMICALS - 2.4%
Cytec Industries, Inc. (a)  1,000  32,188
E. I. du Pont de Nemours and Co.   1,200  74,400
Lyondell Petrochemical Co.   500  12,250
Witco Corp.   1,100  26,538
  145,376
PLASTICS & SYNTHETIC RESINS - 0.2%
Spartech Corp.   700  13,300
PLASTICS, NEC - 1.0%
Hanna (M.A.) Co.   1,000  14,813
Ivex Packaging Corp.   2,200  47,300
  62,113
PLASTICS, RESINS & ELASTOMERS - 0.2%
Solutia, Inc.  360  10,688
UNSUPPORTED PLASTICS FILM & SHEET - 0.3%
Sealed Air Corp. (a)  360  14,400
TOTAL CHEMICALS & PLASTICS   321,155
COMPUTERS & OFFICE EQUIPMENT - 3.0%
OFFICE AUTOMATION - 3.0%
Pitney Bowes, Inc.   800  40,400
Xerox Corp.   1,300  137,231
  177,631
CONSTRUCTION - 1.5%
GENERAL BUILDING - 0.2%
Toll Brothers, Inc. (a)  400  10,475
MOBILE HOMES - 0.2%
Oakwood Homes Corp.   700  14,175
OPERATIVE BUILDERS - 1.1%
Centex Corp.   400  16,400
Kaufman & Broad Home Corp.   500  13,969
Lennar Corp.   500  13,813
U.S. Home Corp. (a)  600  22,463
  66,645
TOTAL CONSTRUCTION   91,295
COMMON STOCKS - CONTINUED
                                      SHARES     VALUE (NOTE 1)
CONSUMER ELECTRONICS - 1.9%
APPLIANCES - 1.6%
Black & Decker Corp.   600 $ 34,125
Whirlpool Corp.   1,000  60,500
  94,625
RADIOS, TELEVISIONS, STEREOS - 0.3%
General Motors Corp. Class H   400  17,050
TOTAL CONSUMER ELECTRONICS   111,675
DEFENSE ELECTRONICS - 2.5%
Litton Industries, Inc. (a)  900  51,581
Northrop Grumman Corp.   500  40,531
Raytheon Co.:
 Class A  281  15,227
 Class B  800  44,250
  151,589
ELECTRICAL EQUIPMENT - 11.8%
ELECTRICAL MACHINERY - 11.5%
Emerson Electric Co.   1,400  83,213
General Electric Co.   5,400  482,274
Honeywell, Inc.   1,500  125,719
  691,206
ELECTRICAL, INDUSTRIAL APPARATUS - 0.3%
Hubbell, Inc. Class B  400  16,800
TOTAL ELECTRICAL EQUIPMENT   708,006
ELECTRONIC INSTRUMENTS - 0.5%
MEASURING INSTRUMENTS - 0.5%
Thermo Electron Corp. (a)  1,300  29,900
ENGINEERING - 1.4%
ARCHITECTS & ENGINEERS - 1.4%
EG & G, Inc.   1,400  36,138
Fluor Corp.   1,200  50,475
  86,613
HOLDING COMPANIES - 2.3%
HOLDING COMPANY OFFICES, NEC - 2.3%
U.S. Industries, Inc.  7,000  134,750
HOME FURNISHINGS - 0.4%
FURNITURE - 0.4%
Leggett & Platt, Inc.   1,000  26,813
INDUSTRIAL MACHINERY & EQUIPMENT - 9.4%
CONSTRUCTION EQUIPMENT - 1.0%
Caterpillar, Inc.   1,200  58,200
GENERAL INDUSTRIAL MACHINERY - 8.4%
Cooper Industries, Inc.   1,000  52,438
Illinois Tool Works, Inc.   1,000  56,063
Ingersoll-Rand Co.   900  39,769
Tyco International Ltd.   5,700  353,044
  501,314
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   559,514
IRON & STEEL - 0.7%
IRON & STEEL BLAST FURNACES, MILLS - 0.4%
Inland Steel Industries, Inc.   800  22,550
IRON & STEEL FOUNDRIES - 0.3%
Dofasco, Inc.   1,300  18,659
TOTAL IRON & STEEL   41,209

                                             SHARES     VALUE (NOTE 1)
LEASING & RENTAL - 0.1%
EQUIPMENT RENTAL & LEASING, NEC - 0.1%
Ryder Systems, Inc.   250 $ 7,250
METALS & MINING - 1.6%
ALUMINUM, EXTRUDED PRODUCTS - 0.6%
Alumax, Inc.   696  33,452
METAL MINING - 0.3%
Phelps Dodge Corp.   300  16,669
METAL ORES - 0.1%
Pechiney SA Class A  200  8,387
NON-METALLIC MINERAL MINING - 0.2%
Martin Marietta Materials, Inc.   274  13,563
PRIMARY PRODUCTION OF ALUMINUM - 0.4%
Reynolds Metals Co.   400  21,000
TOTAL METALS & MINING   93,071
PACKAGING & CONTAINERS - 1.2%
GLASS CONTAINERS - 0.7%
Owens-Illinois, Inc. (a)  1,000  44,125
METAL CANS & CONTAINERS - 0.5%
Silgan Holdings, Inc. (a)  1,100  29,219
TOTAL PACKAGING & CONTAINERS   73,344
PAPER & FOREST PRODUCTS - 6.7%
PAPER - 5.4%
Champion International Corp.   800  33,950
Georgia-Pacific Corp.   800  41,100
International Paper Co.   1,200  53,550
Pentair, Inc.   400  15,900
Stone Container Corp. (a)  9,400  122,788
Temple-Inland, Inc.   400  20,825
Union Camp Corp.   400  16,975
Willamette Industries, Inc.   500  14,156
  319,244
PAPER MILLS - 1.3%
Bowater, Inc.   1,000  46,000
Fort James Corp.   1,000  33,750
  79,750
TOTAL PAPER & FOREST PRODUCTS   398,994
POLLUTION CONTROL - 3.4%
POLLUTION EQUIPMENT & DESIGN - 0.3%
Ogden Corp.   800  20,750
REFUSE SYSTEMS - 3.1%
Eastern Environmental Services, Inc. (a)  1,000  33,813
Waste Management, Inc.   2,732  150,602
  184,415
TOTAL POLLUTION CONTROL   205,165
RAILROADS - 2.7%
RAILROAD EQUIPMENT - 0.4%
Bombardier, Inc. Class B  1,600  22,013
RAILROADS - 2.3%
CSX Corp.   1,100  44,481
Canadian National Railway Co.   1,000  52,750
Norfolk Southern Corp.   1,400  41,825
  139,056
TOTAL RAILROADS   161,069
COMMON STOCKS - CONTINUED
                                             SHARES     VALUE (NOTE 1)
SERVICES - 0.9%
BUILDING MAINTENANCE - 0.9%
Ecolab, Inc.   1,700 $ 53,338
SHIP BUILDING & REPAIR - 1.4%
SHIP BUILDERS - 1.4%
Avondale Industries, Inc. (a)  1,000  27,875
General Dynamics Corp.   800  38,050
Newport News Shipbuilding, Inc.   800  20,150
  86,075
TEXTILES & APPAREL - 0.3%
COTTON MILLS - 0.1%
Galey & Lord, Inc. (a)  400  4,950
TEXTILE MILL PRODUCTS - 0.2%
Unifi, Inc.   400  10,825
TOTAL TEXTILES & APPAREL   15,775
TRUCKING & FREIGHT - 1.2%
AIR COURIER SERVICES - 0.2%
CNF Transportation, Inc.   300  12,975
FREIGHT FORWARDING - 0.3%
Air Express International Corp.   300  6,619
Expeditors International of
 Washington, Inc.   300  11,963
  18,582
TRUCKING, LOCAL & LONG DISTANCE - 0.3%
Werner Enterprises, Inc.   1,000  16,125
TRUCKING, LONG DISTANCE - 0.4%
USFreightways Corp.   400  10,000
Yellow Corp. (a)  800  12,800
  22,800
TOTAL TRUCKING & FREIGHT   70,482
TOTAL COMMON STOCKS
 (Cost $5,105,322)   5,496,718
CONVERTIBLE PREFERRED STOCKS - 0.1%
CHEMICALS & PLASTICS - 0.1%
UNSUPPORTED PLASTICS FILM & SHEET - 0.1%
Sealed Air Corp., Series A, $2.00
 (Cost $6,266)  142  6,337
CASH EQUIVALENTS - 7.9%
Taxable Central Cash Fund (b)
 (Cost $469,633)  469,633  469,633
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $5,581,221)  $ 5,972,688
LEGEND
(a)Non-income producing
(b)At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $5,583,692. Net unrealized appreciation aggregated $388,996, of which $820,135 related to appreciated investment securities and $431,139 related to depreciated investment securities.
The fund hereby designates approximately $67,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 20%, 23%, 24%, 59%, and 14% of Class A's, Class T's, Class B's, Class C's and Institutional Class' dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
ADVISOR CYCLICAL INDUSTRIES FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                               JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                             $ 5,972,688
(COST $5,581,221) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                                                            4,390

RECEIVABLE FOR FUND SHARES SOLD                                                                                 2,306

DIVIDENDS RECEIVABLE                                                                                            3,967

INTEREST RECEIVABLE                                                                                             1,470

PREPAID EXPENSES                                                                                                3,240

RECEIVABLE FROM INVESTMENT ADVISER FOR EXPENSE REDUCTIONS                                                       2,401

 TOTAL ASSETS                                                                                                   5,990,462

LIABILITIES

PAYABLE FOR FUND SHARES REDEEMED                                                                      $ 7,900

DISTRIBUTION FEES PAYABLE                                                                              2,351

OTHER PAYABLES AND ACCRUED EXPENSES                                                                    27,453

 TOTAL LIABILITIES                                                                                              37,704

NET ASSETS                                                                                                     $ 5,952,758

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                                $ 5,210,000

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS             351,292

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                       391,466
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                                     $ 5,952,758

CALCULATION OF MAXIMUM                                                                                         $13.56
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($470,904 (DIVIDED BY)
  34,726 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                               $14.39
 (100/94.25 OF $13.56)

 CLASS T:                                                                                                       $13.51
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($2,972,887 (DIVIDED BY)
  220,068 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                               $14.00
 (100/96.50 OF $13.51)

 CLASS B:                                                                                                       $13.40
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($984,725 (DIVIDED BY) 73,487
  SHARES) A

 CLASS C:                                                                                                        $13.45
 NET ASSET VALUE AND OFFERING
  PRICE PER SHARE ($164,648 (DIVIDED BY)
  12,242 SHARES) A

 INSTITUTIONAL CLASS:                                                                                            $13.68
 NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  ($1,359,594 (DIVIDED BY) 99,364 SHARES)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS

                                                           YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                             $ 61,657
DIVIDENDS

INTEREST                                                                       17,852

 TOTAL INCOME                                                                  79,509

EXPENSES

MANAGEMENT FEE                                                    $ 30,832

TRANSFER AGENT FEES                                                16,384

DISTRIBUTION FEES                                                  20,389

ACCOUNTING FEES AND EXPENSES                                       60,218

NON-INTERESTED TRUSTEES' COMPENSATION                              19

CUSTODIAN FEES AND EXPENSES                                        5,373

REGISTRATION FEES                                                  55,199

AUDIT                                                              32,596

LEGAL                                                              139

REPORTS TO SHAREHOLDERS                                            13,800

MISCELLANEOUS                                                      39

 TOTAL EXPENSES BEFORE REDUCTIONS                                  234,988

 EXPENSE REDUCTIONS                                                (136,453)   98,535

NET INVESTMENT INCOME (LOSS)                                                   (19,026)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             519,921

 FOREIGN CURRENCY TRANSACTIONS                                     (113)       519,808

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             (358,437)

 ASSETS AND LIABILITIES IN                                         6           (358,431)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                161,377

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 142,351


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                   YEAR ENDED  SEPTEMBER 3, 1996
                                                                    JULY 31,    (COMMENCEMENT
                                                                    1998        OF OPERATIONS) TO
                                                                                JULY 31,
                                                                                1997


OPERATIONS                                                         $ (19,026)   $ 4,855
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                           519,808      473,715

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)               (358,431)    749,897

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    142,351      1,228,467

DISTRIBUTIONS TO SHAREHOLDERS                                       -            (10,690)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                             (348,447)    (45,982)

 TOTAL DISTRIBUTIONS                                                (348,447)    (56,672)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                        1,857,245    3,118,751

REDEMPTION FEES                                                     8,921        2,142

  TOTAL INCREASE (DECREASE) IN NET ASSETS                           1,660,070    4,292,688

NET ASSETS

 BEGINNING OF PERIOD                                                4,292,688    -

 END OF PERIOD                                                     $ 5,952,758  $ 4,292,688
SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.








FINANCIAL HIGHLIGHTS - CLASS A
                                                                 YEARS ENDED JULY 31,

SELECTED PER-SHARE DATA                                               1998      1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 13.80   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                      (.03)     (.01)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                             .76       3.89

 TOTAL FROM INVESTMENT OPERATIONS                                    .73       3.88

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                          -         (.01)

 FROM NET REALIZED GAIN                                              (.99)     (.08)

 TOTAL DISTRIBUTIONS                                                 (.99)     (.09)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                             .02       .01

NET ASSET VALUE, END OF PERIOD                                        $ 13.56   $ 13.80

TOTAL RETURN B, C                                                    6.05%     39.11%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                              $ 471     $ 365

RATIO OF EXPENSES TO AVERAGE NET ASSETS                              1.75% F   1.75% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS      1.75%     1.73% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS          (.22)%    (.09)% A

PORTFOLIO TURNOVER                                                   100%      155% A

AVERAGE COMMISSION RATE H                                            $ .0245   $ .0210

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO
JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
 PORTION OF THE CLASS' EXPENSES. H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
 COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
MAY DIFFER.



FINANCIAL HIGHLIGHTS - CLASS T
                                                                   YEARS ENDED JULY 31,

SELECTED PER-SHARE DATA                                            1998      1997 E


NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.77   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.06)     (.04)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            .77       3.89

 TOTAL FROM INVESTMENT OPERATIONS                                   .71       3.85

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         -         (.01)

 FROM NET REALIZED GAIN                                             (.99)     (.08)

 TOTAL DISTRIBUTIONS                                                (.99)     (.09)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .02       .01

NET ASSET VALUE, END OF PERIOD                                     $ 13.51   $ 13.77

TOTAL RETURN B, C                                                   5.91%     38.81%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 2,973   $ 1,920

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.00% F   2.00% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.00%     1.97% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.47)%    (.37)% A

PORTFOLIO TURNOVER                                                  100%      155% A

AVERAGE COMMISSION RATE H                                          $ .0245   $ .0210

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE
PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO
JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES. H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.



FINANCIAL HIGHLIGHTS - CLASS B
                                                                   YEARS ENDED JULY 31,

SELECTED PER-SHARE DATA                                            1998     1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.75   $ 11.56

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.14)     (.06)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            .76       2.25

 TOTAL FROM INVESTMENT OPERATIONS                                   .62       2.19

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (.99)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .02       -

NET ASSET VALUE, END OF PERIOD                                     $ 13.40   $ 13.75

TOTAL RETURN B, C                                                   5.23%     18.94%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 985     $ 252

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.50% F   2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.50%     2.45% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (1.03)%   (1.11)% A

PORTFOLIO TURNOVER                                                  100%      155% A

AVERAGE COMMISSION RATE H                                          $ .0245   $ .0210

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS B
SHARES) TO JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN
HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE
FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED
 A PORTION OF THE CLASS' EXPENSES. H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
 RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
DIFFER.


FINANCIAL HIGHLIGHTS - CLASS C
                                                             YEAR ENDED
                                                              JULY 31,

SELECTED PER-SHARE DATA                                         1998 E

NET ASSET VALUE, BEGINNING OF PERIOD                          $ 12.54

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                (.11)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                       1.39

 TOTAL FROM INVESTMENT OPERATIONS                              1.28

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                        (.38)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                       .01

NET ASSET VALUE, END OF PERIOD                                $ 13.45

TOTAL RETURN B, C                                              10.62%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                       $ 165

RATIO OF EXPENSES TO AVERAGE NET ASSETS                        2.50% A, F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS    (1.06)% A

PORTFOLIO TURNOVER                                             100%

AVERAGE COMMISSION RATE G                                     $ .0245


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C
SHARES) TO JULY 31, 1998. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                  YEARS ENDED JULY 31,

SELECTED PER-SHARE DATA                                            1998      1997 E


NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.84   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                            .01 I     .03

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            .75       3.91

 TOTAL FROM INVESTMENT OPERATIONS                                   .76       3.94

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         -         (.02)

 FROM NET REALIZED GAIN                                             (.95)     (.08)

 TOTAL DISTRIBUTIONS                                                (.95)     (.10)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .03       -

NET ASSET VALUE, END OF PERIOD                                     $ 13.68   $ 13.84

TOTAL RETURN B, C                                                   6.32%     39.64%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 1,360   $ 1,756

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.50% F   1.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.50%     1.48% A, G

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                .04%      .25% A

PORTFOLIO TURNOVER                                                  100%      155% A

AVERAGE COMMISSION RATE H                                          $ .0245   $ .0210

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL
 CLASS SHARES) TO JULY 31, 1997. F FMR AGREED TO
REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
 THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. H A FUND
IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. I DURING THE PERIOD, A SIGNIFICANT
 SHAREHOLDER REDEMPTION CAUSED AN UNUSUALLY HIGH LEVEL OF INVESTMENT INCOME
PER SHARE.



NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Cyclical Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $6,119,602 and $4,846,367, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO   RETAINED
          FDC       BY FDC

CLASS A   $ 1,030   $ 359

CLASS T    13,326    718

CLASS B    5,430     4,385

CLASS C    603       603

          $ 20,389  $ 6,065

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 466

CLASS T               $ 757

CLASS B               $ 163

CLASS C               $ 356

INSTITUTIONAL CLASS   $ 31

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO   RETAINED
          FDC       BY FDC

CLASS A   $ 1,572   $ 758

CLASS T    8,776     2,902

CLASS B    328       328 *

CLASS C    61        61 *

          $ 10,737  $ 4,049

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN
 RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT    % OF
                                 AVERAGE
                                 NET ASSETS

CLASS A                $ 1,844    .45

CLASS T                 8,977     .34

CLASS B                 2,342     .44

CLASS C                 554       .91*

INSTITUTIONAL CLASS     2,667     .17

                       $ 16,384

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $806 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR          REIMBURSEMENT
                      EXPENSE
                      LIMITATIONS

CLASS A               1.75%        $ 15,049

CLASS T               2.00%         53,395

CLASS B               2.50%         26,574

CLASS C               2.50%         9,948

INSTITUTIONAL CLASS   1.50%         31,306

                                   $ 136,272

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $181 under this arrangement.
6. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 27% of the total outstanding shares of the fund.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                            YEAR ENDED JULY 31,

                            1998 A               1997 B, C

FROM NET INVESTMENT INCOME

CLASS A                     $ -                  $ 210

CLASS T                      -                    596

CLASS B                      -                    -

CLASS C                      -                    -

INSTITUTIONAL CLASS          -                    9,884

TOTAL                       $ -                  $ 10,690

FROM NET REALIZED GAIN

CLASS A                     $ 27,503             $ 1,679

CLASS T                      168,735              4,766

CLASS B                      21,647               -

CLASS C                      303                  -

INSTITUTIONAL CLASS          130,259              39,537

TOTAL                       $ 348,447            $ 45,982

TOTAL                       $ 348,447            $ 56,672

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B DISTRIBUTIONS FOR CLASS A, CLASS T AND THE INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C DISTRIBUTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                    DOLLARS

                                YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                JULY 31,     JULY 31,     JULY 31,    JULY 31,

                                1998 A       1997 B, C    1998 A      1997 B, C

CLASS A                          10,882      29,864     $ 148,228     $ 317,058
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    2,142       169         27,217        1,885

SHARES REDEEMED                  (4,708)     (3,623)     (63,873)      (42,214)

NET INCREASE (DECREASE)          8,316       26,410     $ 111,572     $ 276,729

CLASS T                          227,185     159,328    $ 3,069,729   $ 1,808,520
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    12,558      440         158,925       4,903

SHARES REDEEMED                  (159,076)   (20,367)    (2,112,359)   (254,181)

NET INCREASE (DECREASE)          80,667      139,401    $ 1,116,295   $ 1,559,242

CLASS B                          60,410      18,329     $ 820,607     $ 222,169
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    1,702       -           21,404        -

SHARES REDEEMED                  (6,954)     -           (94,508)      -

NET INCREASE (DECREASE)          55,158      18,329     $ 747,503     $ 222,169

CLASS C                          13,383      -          $ 179,797     $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    25          -           303           -

SHARES REDEEMED                  (1,166)     -           (16,290)      -

NET INCREASE (DECREASE)          12,242      -          $ 163,810     $ -

INSTITUTIONAL CLASS              31,192      595,951    $ 426,137     $ 6,237,387
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    10,114      4,432       129,319       49,421

SHARES REDEEMED                  (68,822)    (473,503)   (837,391)     (5,226,197)

NET INCREASE (DECREASE)          (27,516)    126,880    $ (281,935)   $ 1,060,611


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B SHARE TRANSACTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 8,105

CLASS T                11,458

CLASS B                18,124

CLASS C                8,792

INSTITUTIONAL CLASS    8,720

                      $ 55,199

ADVISOR FINANCIAL SERVICES FUND - CLASS A
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
JULY 31, 1998                       YEAR    FUND

FIDELITY ADV FINANCIAL - CL A       26.32%  91.20%

FIDELITY ADV FINANCIAL - CL A       19.06%  80.20%
(INCL. 5.75% SALES CHARGE)

S&P 500                             19.29%  76.95%

GS FINANCIAL SERVICES               24.27%  105.11%

CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
JULY 31, 1998                       YEAR    FUND

FIDELITY ADV FINANCIAL - CL A       26.32%  40.48%

FIDELITY ADV FINANCIAL - CL A       19.06%  36.18%
(INCL. 5.75% SALES CHARGE)

S&P 500                             19.29%  34.89%

GS FINANCIAL SERVICES               24.27%  45.75%

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA FINANCIAL SERV -CL A     S&P 500
GS FINANCIAL SERVICES
             00183                       SP001
GS004
  1996/09/03       9425.00        10000.00                    10000.00
  1996/09/30      10009.35        10516.69                    10584.56
  1996/10/31      10546.58        10806.74                    11272.70
  1996/11/30      11385.40        11623.62                    12278.35
  1996/12/31      11045.81        11393.36                    12100.98
  1997/01/31      11631.15        12105.21                    12935.63
  1997/02/28      11772.76        12200.12                    13395.32
  1997/03/31      10932.52        11698.81                    12504.96
  1997/04/30      11829.41        12397.23                    13328.32
  1997/05/31      12282.57        13151.98                    14040.84
  1997/06/30      12915.11        13741.19                    14892.68
  1997/07/31      14265.15        14834.57                    16504.52
  1997/08/31      13424.91        14003.54                    15483.68
  1997/09/30      14285.27        14770.51                    16744.42
  1997/10/31      14200.07        14277.18                    16445.06
  1997/11/30      14673.41        14938.07                    17053.65
  1997/12/31      15481.66        15194.56                    17997.81
  1998/01/31      15279.73        15362.61                    17523.74
  1998/02/28      16558.64        16470.56                    19045.66
  1998/03/31      17501.01        17314.02                    20165.67
  1998/04/30      17760.64        17488.19                    20512.24
  1998/05/31      17376.00        17187.57                    20061.46
  1998/06/30      18077.96        17885.73                    20758.18
  1998/07/31      18020.27        17695.25                    20510.80
IMATRL PRASUN   SHR__CHT 19980731 19980825 161605 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $18,020 - an 80.20% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $20,511 - a 105.11% increase.
ADVISOR FINANCIAL SERVICES FUND - CLASS T
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
JULY 31, 1998                       YEAR    FUND

FIDELITY ADV FINANCIAL - CL T       25.96%  90.14%

FIDELITY ADV FINANCIAL - CL T       21.55%  83.48%
(INCL. 3.50% SALES CHARGE)

S&P 500                             19.29%  76.95%

GS FINANCIAL SERVICES               24.27%  105.11%

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
JULY 31, 1998                       YEAR    FUND

FIDELITY ADV FINANCIAL - CL T       25.96%  40.07%

FIDELITY ADV FINANCIAL - CL T       21.55%  37.48%
(INCL. 3.50% SALES CHARGE)

S&P 500                             19.29%  34.89%

GS FINANCIAL SERVICES               24.27%  45.75%

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA FINANCIAL SERV -CL T     S&P 500
GS FINANCIAL SERVICES
             00193                       SP001
GS004
  1996/09/03       9650.00        10000.00                    10000.00
  1996/09/30      10238.65        10516.69                    10584.56
  1996/10/31      10788.70        10806.74                    11272.70
  1996/11/30      11647.55        11623.62                    12278.35
  1996/12/31      11299.87        11393.36                    12100.98
  1997/01/31      11889.52        12105.21                    12935.63
  1997/02/28      12024.84        12200.12                    13395.32
  1997/03/31      11164.55        11698.81                    12504.96
  1997/04/30      12082.84        12397.23                    13328.32
  1997/05/31      12546.82        13151.98                    14040.84
  1997/06/30      13184.80        13741.19                    14892.68
  1997/07/31      14567.07        14834.57                    16504.52
  1997/08/31      13706.78        14003.54                    15483.68
  1997/09/30      14587.38        14770.51                    16744.42
  1997/10/31      14500.21        14277.18                    16445.06
  1997/11/30      14974.83        14938.07                    17053.65
  1997/12/31      15791.84        15194.56                    17997.81
  1998/01/31      15585.35        15362.61                    17523.74
  1998/02/28      16893.14        16470.56                    19045.66
  1998/03/31      17846.95        17314.02                    20165.67
  1998/04/30      18112.44        17488.19                    20512.24
  1998/05/31      17719.12        17187.57                    20061.46
  1998/06/30      18427.10        17885.73                    20758.18
  1998/07/31      18348.43        17695.25                    20510.80
IMATRL PRASUN   SHR__CHT 19980731 19980825 162543 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $18,348 - an 83.48% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $20,511 - a 105.11% increase.
ADVISOR FINANCIAL SERVICES FUND - CLASS B
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                  PAST 1  LIFE OF
JULY 31, 1998                                  YEAR    FUND

FIDELITY ADV FINANCIAL - CL B                  25.29%  88.75%

FIDELITY ADV FINANCIAL - CL B                  20.29%  84.75%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%  76.95%

GS FINANCIAL SERVICES                          24.27%  105.11%

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                  PAST 1  LIFE OF
JULY 31, 1998                                  YEAR    FUND

FIDELITY ADV FINANCIAL - CL B                  25.29%  39.53%

FIDELITY ADV FINANCIAL - CL B                  20.29%  37.97%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%  34.89%

GS FINANCIAL SERVICES                          24.27%  45.75%

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA FINANCIAL SERV -CL B     S&P 500
GS FINANCIAL SERVICES
             00163                       SP001
GS004
  1996/09/03      10000.00        10000.00                    10000.00
  1996/09/30      10610.00        10516.69                    10584.56
  1996/10/31      11180.00        10806.74                    11272.70
  1996/11/30      12070.00        11623.62                    12278.35
  1996/12/31      11709.71        11393.36                    12100.98
  1997/01/31      12320.74        12105.21                    12935.63
  1997/02/28      12460.98        12200.12                    13395.32
  1997/03/31      11569.48        11698.81                    12504.96
  1997/04/30      12511.06        12397.23                    13328.32
  1997/05/31      12991.87        13151.98                    14040.84
  1997/06/30      13642.97        13741.19                    14892.68
  1997/07/31      15065.36        14834.57                    16504.52
  1997/08/31      14173.86        14003.54                    15483.68
  1997/09/30      15067.02        14770.51                    16744.42
  1997/10/31      14976.56        14277.18                    16445.06
  1997/11/30      15459.02        14938.07                    17053.65
  1997/12/31      16306.56        15194.56                    17997.81
  1998/01/31      16072.16        15362.61                    17523.74
  1998/02/28      17417.45        16470.56                    19045.66
  1998/03/31      18385.65        17314.02                    20165.67
  1998/04/30      18650.63        17488.19                    20512.24
  1998/05/31      18242.97        17187.57                    20061.46
  1998/06/30      18956.38        17885.73                    20758.18
  1998/07/31      18874.85        17695.25                    20510.80
IMATRL PRASUN   SHR__CHT 19980731 19980825 161944 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $18,475 - an 84.75% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $20,511 - a 105.11% increase.
ADVISOR FINANCIAL SERVICES FUND - CLASS C
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                  PAST 1  LIFE OF
JULY 31, 1998                                  YEAR    FUND

FIDELITY ADV FINANCIAL - CL C                  25.14%  88.52%

FIDELITY ADV FINANCIAL - CL C                  24.14%  88.52%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%  76.95%

GS FINANCIAL SERVICES                          24.27%  105.11%

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                             PAST 1  LIFE OF
JULY 31, 1998                             YEAR    FUND

FIDELITY ADV FINANCIAL - CL C             25.14%  39.44%

FIDELITY ADV FINANCIAL - CL C             24.14%  39.44%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                   19.29%  34.89%

GS FINANCIAL SERVICES                     24.27%  45.75%

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA FINANCIAL SERV -CL C     S&P 500
GS FINANCIAL SERVICES
             00284                       SP001
GS004
  1996/09/03      10000.00        10000.00                    10000.00
  1996/09/30      10610.00        10516.69                    10584.56
  1996/10/31      11179.99        10806.74                    11272.70
  1996/11/30      12069.99        11623.62                    12278.35
  1996/12/31      11709.71        11393.36                    12100.98
  1997/01/31      12320.74        12105.21                    12935.63
  1997/02/28      12460.97        12200.12                    13395.32
  1997/03/31      11569.47        11698.81                    12504.96
  1997/04/30      12511.06        12397.23                    13328.32
  1997/05/31      12991.87        13151.98                    14040.84
  1997/06/30      13642.97        13741.19                    14892.68
  1997/07/31      15065.35        14834.57                    16504.52
  1997/08/31      14173.85        14003.54                    15483.68
  1997/09/30      15067.01        14770.51                    16744.42
  1997/10/31      14976.55        14277.18                    16445.06
  1997/11/30      15468.24        14938.07                    17053.65
  1997/12/31      16292.55        15194.56                    17997.81
  1998/01/31      16058.93        15362.61                    17523.74
  1998/02/28      17399.72        16470.56                    19045.66
  1998/03/31      18364.68        17314.02                    20165.67
  1998/04/30      18628.77        17488.19                    20512.24
  1998/05/31      18212.31        17187.57                    20061.46
  1998/06/30      18933.49        17885.73                    20758.18
  1998/07/31      18852.23        17695.25                    20510.80
IMATRL PRASUN   SHR__CHT 19980731 19980825 161956 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $18,852 - an 88.52% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $20,511 - a 105.11% increase.
ADVISOR FINANCIAL SERVICES FUND
FUND TALK: THE MANAGER'S OVERVIEW


(Photograph of Robert Ewing)
An interview with Robert Ewing, Portfolio Manager of Fidelity Advisor Financial Services Fund
Q. HOW DID THE FUND PERFORM, BOB?
A. The fund performed very well. For the 12 months that ended July 31, 1998, the fund's Class A, Class T, Class B and Class C shares had total returns of 26.32%, 25.96%, 25.29% and 25.14%, respectively. The Standard & Poor's 500 Index had a return of 19.29% during the same period. Beginning this period, the fund also compares itself to the Goldman Sachs Financial Services Index - an index of stocks designed to measure the performance of companies in the financial services sector - which returned 24.27% over the same 12-month period.
Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE YEAR, AND HOW DID THAT AFFECT FINANCIAL SERVICES STOCKS IN PARTICULAR?
A. This year has offered a great environment for financial stocks. A variety of economic factors supported this environment. First, we were fairly late in an economic expansion. Historically, the customers of financial services companies are very healthy financially at such times. Second, we had a benign interest-rate environment, with rates moving slightly down but with very low volatility. The emerging issue was the economic crisis in Asia. However, up until now U.S. financial companies have had little direct exposure to Asia. If anything, their international competitive situation was strengthened as Asian companies and European companies tended to be more directly affected by the problems of the Pacific Basin. We also had a very dynamic environment for financial services stocks, primarily because of the continued consolidation of the industry. To understand why you had this consolidation, you actually have to go back to the Depression era, when regulations were enacted separating different kinds of companies within the financial services industry. Banks, for example, were separated from brokerage and insurance companies. Now, regulation has been easing and we have witnessed a great number of acquisitions and consolidations, which have supported stock prices in general. To illustrate the magnitude of this trend, you don't need to go any further than the announced mergers of Citicorp and Travelers Group and of NationsBank and BankAmerica, all of which the fund has investments in.
Q. GIVEN THIS FAVORABLE ENVIRONMENT, WHAT STRATEGIES HAVE YOU
EMPLOYED?
A. Fidelity has a team of 11 domestic financial services analysts who have been emphasizing companies that would benefit from the improving credit health of U.S. consumers. In mid-1997, consumer credit conditions probably were at their worst, as measured by such factors as credit card and loan delinquencies. The situation has been gradually improving since then. Interest rates have gone down, and many consumers have taken advantage of declining rates to refinance their home mortgages or to consolidate their debts in home equity loans. I have emphasized companies that would benefit from this trend, including banks with large credit card businesses, mortgage companies and consumer credit companies. In addition, while banks continue to make up the bulk of the portfolio, I have tried to increase diversification by investing in more brokerage firms than the fund has historically owned. I also have been very careful about investing in companies that have an exposure to the problems in Asia.
Q. WHAT WERE SOME OF THE MAJOR CONTRIBUTORS TO PERFORMANCE?
A. In general, the consumer finance companies have been strong contributors. Notable examples have been Beneficial Corp., Household International and American Express. Brokers have done exceptionally well. Lehman Brothers, for example, performed very well. Overall, bank stocks have been good performers, and the fund has tended to own the right banks. Outstanding examples included U.S. Bancorp and Citicorp.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Yes, there were. The fund's investments in real estate investment trusts (REITs) have been disappointing. As a class of stocks, these companies have struggled during the past year as investors have become concerned that construction of additional hotel, office and retail space might create over-capacity. Among the REITs that have been disappointing are Starwood, which owns hotels, and Crescent, which is involved in office, retail and hotel sites. The other area of disappointment is in property casualty insurance companies. These companies, as a group, have been hurt by intense competition.
Q. WHAT IS THE OUTLOOK FOR FINANCIAL SERVICES STOCKS, BOB?
A. I think we will continue to have consolidation in the industry, but we also will have volatility. It feels like we are at a crossroad, and investors will be watching economic signals very carefully for signs of any deterioration of credit conditions. If the global economy stabilizes and starts to improve, these stocks will do fine. If things continue to decelerate, investors will anticipate deterioration in credit, and we could have a very bumpy road. This outlook places a heavy burden on individual stock selection. It should be a great environment for my team of financial services analysts to find opportunities.


The views expressed in this report refect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

(checkmark)
FUND FACTS
START DATE: September 3, 1996
SIZE: as of July 31, 1998, more than $231 million
MANAGER: Robert Ewing, since January 1998;
joined Fidelity in 1990
ADVISOR FINANCIAL SERVICES FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                                    % OF FUND'S
                                    INVESTMENTS

NATIONSBANK CORP.                   4.7

AMERICAN EXPRESS CO.                4.3

AMERICAN INTERNATIONAL GROUP, INC.  4.1

CITICORP                            3.9

U.S. BANCORP                        3.9

BANKAMERICA CORP.                   3.8

HOUSEHOLD INTERNATIONAL, INC.       3.3

WELLS FARGO & CO.                   2.8

TRAVELERS GROUP, INC. (THE)         2.6

CHASE MANHATTAN CORP.               2.4

TOP INDUSTRIES AS OF JULY 31, 1998
NATIONAL COMMERCIAL BANKS 33.7%
PROPERTY-CASUALTY &
REINSURANCE 11.5%
PERSONAL CREDIT INSTITUTIONS 6.8%
FINANCIAL SERVICES 5.8%
FEDERAL & FEDERALLY SPONSORED
CREDIT AGENCIES 4.8%
ALL OTHERS 37.4%
ROW: 1, COL: 1, VALUE: 33.7
ROW: 1, COL: 2, VALUE: 11.5
ROW: 1, COL: 3, VALUE: 6.8
ROW: 1, COL: 4, VALUE: 5.8
ROW: 1, COL: 5, VALUE: 4.8
ROW: 1, COL: 6, VALUE: 37.4
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR FINANCIAL SERVICES FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 91.0%
                                             SHARES    VALUE (NOTE 1)
BANKS - 36.4%
INTERNATIONAL BANKS - 0.6%
Royal Bank of Canada  25,000 $ 1,355,955
NATIONAL COMMERCIAL BANKS - 33.7%
BB&T Corp.   8,000  562,000
Banc One Corp.   104,667  5,409,976
Bank of New York Co., Inc.   85,480  5,470,720
BankAmerica Corp.   97,000  8,705,750
Chase Manhattan Corp.  73,000  5,520,625
Citicorp  53,365  9,072,050
Comerica, Inc.   51,750  3,486,656
First Union Corp.   14,042  846,031
Marshall & Ilsley Corp.   17,000  955,188
Mellon Bank Corp.   3,300  222,338
National City Corp.   32,470  2,171,431
NationsBank Corp.   134,997  10,766,011
Norwest Corp.   43,000  1,545,313
Pacific Bank N.A  10,000  530,000
Providian Financial Corp.   29,705  2,333,699
Southwest Bancorporation Texas, Inc.   3,300  58,988
SunTrust Banks, Inc.   10,000  730,000
U.S. Bancorp  194,650  8,953,900
Wachovia Corp.  24,405  2,089,678
Wells Fargo & Co.   18,100  6,441,338
Westamerica Bancorporation  30,000  918,750
Zions Bancorp  15,000  735,000
  77,525,442
STATE BANKS FEDERAL RESERVE - 2.1%
AmSouth Bancorporation  12,000  476,250
Compass Bancshares, Inc.   12,500  518,750
Crestar Financial Corp.   8,000  545,500
Firstar Corp.   12,000  599,250
Hanmi Bank   5,450  98,100
North Fork Bancorp., Inc.   26,250  639,844
Northern Trust Corp.   22,000  1,619,750
Sterling Bancshares, Inc.   19,500  292,500
  4,789,944
TOTAL BANKS   83,671,341
CREDIT & OTHER FINANCE - 15.2%
BANK HOLDING COMPANY OFFICES - 1.7%
Fleet Financial Group, Inc.   44,800  3,850,000
FINANCIAL SERVICES - 5.8%
American Express Co.   89,800  9,911,675
First Chicago NBD Corp.   42,170  3,534,373
  13,446,048
MORTGAGE BANKERS - 0.9%
Aames Financial Corp.   25,000  281,250
Headlands Mortgage Co. (a)   25,000  465,625
Life Financial Corp. (a)  25,000  359,375
Resource Bancshares Mortgage
 Group, Inc.   55,000  1,069,063
  2,175,313
PERSONAL CREDIT INSTITUTIONS - 6.8%
Associates First Capital Corp. Class A  57,100  4,435,956
FIRSTPLUS Financial Group, Inc. (a)   10,000  390,000
Household International, Inc.   154,657  7,694,186
MBNA Corp.   78,500  2,629,750
Takefuji Corp. (c)  7,500  394,355
  15,544,247
TOTAL CREDIT & OTHER FINANCE   35,015,608

                                             SHARES    VALUE (NOTE 1)
FEDERAL SPONSORED CREDIT - 4.8%
FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 4.8%
Freddie Mac  97,220 $ 4,593,645
Fannie Mae  68,435  4,242,970
SLM Holding Corp.   49,500  2,289,375
  11,125,990
INSURANCE - 19.7%
ACCIDENT & HEALTH INSURANCE - 0.1%
UICI (a)  9,000  211,500
INSURANCE BROKERS & SERVICES - 1.0%
Marsh & McLennan Companies, Inc.   36,250  2,213,516
INSURANCE CARRIERS - 3.0%
AFLAC, Inc.   88,400  3,038,750
AMBAC, Inc.   15,100  879,575
Blanch E.W. Holdings, Inc.   18,000  671,625
MBIA, Inc.   11,700  788,288
MGIC Investment Corp.   30,000  1,608,750
  6,986,988
LIFE INSURANCE - 3.4%
Aon Corp.   24,600  1,672,800
Hartford Life, Inc. Class A  12,000  694,500
Nationwide Financial Services, Inc.
 Class A  14,500  789,344
Reliastar Financial Corp.   10,000  496,250
SunAmerica, Inc.   20,000  1,228,750
Torchmark Corp.   50,000  2,190,625
UNUM Corp.   12,800  674,400
  7,746,669
PROPERTY-CASUALTY & REINSURANCE - 11.5%
ACE Ltd.   20,000  733,750
Aegon NV (Reg.)  8,258  757,672
Allmerica Financial Corp.   7,000  468,125
Allstate Corp.   88,570  3,758,689
American International Group, Inc.   62,520  9,428,797
Capital Re Corp.   16,000  528,000
Chubb Corp. (The)  5,000  366,875
Executive Risk, Inc.   10,000  484,375
General Re Corp.   2,800  663,600
HCC Insurance Holdings, Inc.   23,000  465,750
Hartford Financial Services Group, Inc.   59,200  3,082,100
Mercury General Corp.   6,200  284,813
PMI Group, Inc.   10,500  711,375
Progressive Corp.  14,200  1,755,475
RenaissanceRe Holdings Ltd.   40,000  1,787,500
Travelers Property Casualty Corp. Class A  30,000  1,297,500
  26,574,396
SURETY INSURANCE - 0.7%
Amerin Corp. (a)   60,000  1,616,250
TOTAL INSURANCE   45,349,319
REAL ESTATE INVESTMENT TRUSTS - 3.4%
AMRESCO Capital Trust, Inc.   50,000  593,750
Apartment Investment & Management Co.
 Class A  7,400  281,200
Crescent Real Estate Equities, Inc.   33,000  969,375
Duke Realty Investors, Inc.   34,500  739,594
Equity Office Properties Trust  30,000  746,250
Equity Residential Properties Trust   12,500  525,000
Imperial Credit Commercial Mortgage
 Investment Corp.  21,000  228,375
COMMON STOCKS - CONTINUED
                                              SHARES    VALUE (NOTE 1)
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Mack-Cali Realty Corp.   20,000 $ 621,250
Novastar Financial, Inc.  20,000  326,250
Ocwen Asset Investment Corp.   56,000  836,500
Patriot American Hospitality, Inc.  25,000  475,000
Public Storage, Inc.   22,500  596,250
Starwood Hotels & Resorts Trust  19,000  780,188
  7,718,982
SAVINGS & LOANS - 3.3%
SAVINGS BANKS & SAVINGS & LOANS - 0.7%
Astoria Financial Corp.   8,000  401,000
Charter One Financial Corp.   35,000  1,139,680
  1,540,680
SAVINGS BANKS, FEDERAL CHARTER - 2.6%
Ahmanson (H.F.) & Co.   24,000  1,585,500
Dime Bancorp., Inc.   38,500  1,145,375
Golden State Bancorp  51,660  1,423,879
Golden State Bancorp Litigation
 Track warrants (a)  26,660  126,635
Telebanc Financial Corp. (a)  600  12,450
Washington Mutual, Inc.   46,000  1,837,125
  6,130,964
TOTAL SAVINGS & LOANS   7,671,644
SECURITIES INDUSTRY - 8.2%
INVESTMENT MANAGERS - 0.6%
Investors Group, Inc.   50,000  851,606
Pioneer Group, Inc.   25,000  656,250
  1,507,856
SECURITY & COMMODITY BROKERS - 2.9%
Bear Stearns Companies, Inc.   60,000  3,375,000
Merrill Lynch & Co., Inc.   22,500  2,193,750
Midland Walwyn, Inc.   32,500  740,566
Nomura Securities Co. Ltd.   35,000  408,019
  6,717,335
SECURITY BROKERS & DEALERS - 4.7%
Lehman Brothers Holdings, Inc.   41,000  2,952,000
PaineWebber Group, Inc.   10,000  471,250
Travelers Group, Inc. (The)  89,500  5,996,500
Waddell & Reed Financial, Inc. Class A  60,000  1,323,750
  10,743,500
TOTAL SECURITIES INDUSTRY   18,968,691
TOTAL COMMON STOCKS
 (Cost $184,558,092)   209,521,575
CASH EQUIVALENTS - 9.0%
Taxable Central Cash Fund (b)
 (Cost $20,670,236)  20,670,236  20,670,236
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $205,228,328)  $ 230,191,811
LEGEND
(a)Non-income producing
(b)At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end the value of these securities amounted to $394,355 or 0.2% of net assets.
INCOME TAX INFORMATION
At July 31, 1998 the aggregate cost of investment securities for income tax purposes was $205,298,538. Net unrealized appreciation aggregated $24,893,273, of which $30,034,138 related to appreciated investment securities and $5,140,865 related to depreciated investment securities.
The fund hereby designates approximately $602,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 1.12% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
A total of 55%, 60%, 62%, 37%, and 57% of Class A's, Class T's, Class B's, Class C's and Institutional Class' dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
ADVISOR FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                  JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                          $ 230,191,811
(COST $205,228,328) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                               647,978

RECEIVABLE FOR FUND SHARES SOLD                                                                               1,314,913

DIVIDENDS RECEIVABLE                                                                                          224,772

INTEREST RECEIVABLE                                                                                           93,506

PREPAID EXPENSES                                                                                              3,221

 TOTAL ASSETS                                                                                                 232,476,201

LIABILITIES

PAYABLE FOR FUND SHARES REDEEMED                                                                  $ 431,471

ACCRUED MANAGEMENT FEE                                                                             114,095

DISTRIBUTION FEES PAYABLE                                                                         125,278

OTHER PAYABLES AND                                                                                112,032
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                           782,876

NET ASSETS                                                                                                   $ 231,693,325

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                              $ 192,635,512

UNDISTRIBUTED NET INVESTMENT INCOME                                                                           262,870

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS          13,831,649

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                     24,963,294
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                                   $ 231,693,325

CALCULATION OF MAXIMUM                                                                                       $18.74
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($21,906,889 (DIVIDED BY)
  1,169,241 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                             $19.88
 (100/94.25 OF $18.74)

 CLASS T:                                                                                                     $18.66
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($118,608,455 (DIVIDED BY)
  6,354,719 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                             $19.34
 (100/96.50 OF $18.66)

 CLASS B:                                                                                                     $18.52
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($65,925,538 (DIVIDED BY)
  3,559,196 SHARES) A

 CLASS C:                                                                                                     $18.56
 NET ASSET VALUE AND OFFERING PRICE
   PER SHARE ($19,982,650 (DIVIDED BY)
  1,076,680 SHARES) A

 INSTITUTIONAL CLASS:                                                                                         $18.80
 NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($5,269,793 (DIVIDED BY) 280,311 SHARES)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS

                                                                 YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                              $ 1,869,049
DIVIDENDS

INTEREST                                                                        744,945

 TOTAL INCOME                                                                   2,613,994

EXPENSES

MANAGEMENT FEE                                                    $ 797,075

TRANSFER AGENT FEES                                                335,220

DISTRIBUTION FEES                                                  802,259

ACCOUNTING FEES AND EXPENSES                                       86,010

NON-INTERESTED TRUSTEES' COMPENSATION                              433

CUSTODIAN FEES AND EXPENSES                                        6,211

REGISTRATION FEES                                                  109,948

AUDIT                                                              33,290

LEGAL                                                              2,509

REPORTS TO SHAREHOLDERS                                            37,113

MISCELLANEOUS                                                      1,049

 TOTAL EXPENSES BEFORE REDUCTIONS                                  2,211,117

 EXPENSE REDUCTIONS                                                (17,152)     2,193,965

NET INVESTMENT INCOME                                                           420,029

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             15,266,516

 FOREIGN CURRENCY TRANSACTIONS                                     10,686       15,277,202

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             12,949,723

 ASSETS AND LIABILITIES IN                                         (189)        12,949,534
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                 28,226,736

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 28,646,765




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                           YEAR ENDED  SEPTEMBER 3, 1996
                                                                                            JULY 31,    (COMMENCEMENT
                                                                                            1998         OF OPERATIONS) TO
                                                                                                         JULY 31,
                                                                                                         1997

OPERATIONS                                                                                    $ 420,029      $ 100,774
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                       15,277,202     27,297

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                           12,949,534     12,013,760

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                28,646,765     12,141,831

DISTRIBUTIONS TO SHAREHOLDERS                                                                  (245,431)      (14,685)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                        (1,447,197)    (13,841)

 TOTAL DISTRIBUTIONS                                                                           (1,692,628)    (28,526)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                                                    134,897,670    57,645,194

REDEMPTION FEES                                                                                 68,426         14,593

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                       161,920,233    69,773,092

NET ASSETS

 BEGINNING OF PERIOD                                                                            69,773,092     -

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $262,870 AND $86,089,
RESPECTIVELY)                                                                                  $ 231,693,325  $ 69,773,092

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                                                         YEARS ENDED
                                                                         JULY 31,

SELECTED PER-SHARE DATA                                                  1998         1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 15.11   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                                 .11       .06

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                 3.80      5.06

 TOTAL FROM INVESTMENT OPERATIONS                                        3.91      5.12

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                              (.06)     (.01)

 FROM NET REALIZED GAIN                                                  (.23)     (.01)

 TOTAL DISTRIBUTIONS                                                     (.29)     (.02)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                 .01       .01

NET ASSET VALUE, END OF PERIOD                                           $ 18.74   $ 15.11

TOTAL RETURN B, C                                                        26.32%    51.35%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                  $ 21,907  $ 6,275

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                  1.32%     1.75% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS         1.30% G   1.73% A, G

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                     .63%      .55% A

PORTFOLIO TURNOVER                                                       54%       26% A

AVERAGE COMMISSION RATE H                                                $ .0395   $ .0348

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO JULY 31,
1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD.
 WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR
OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS). H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT
MAY VARY
FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
DIFFER.



FINANCIAL HIGHLIGHTS - CLASS T
                                                                    YEARS ENDED
                                                                    JULY 31,

SELECTED PER-SHARE DATA                                             1998      1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 15.07    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                            .07        .04

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            3.78       5.04

 TOTAL FROM INVESTMENT OPERATIONS                                   3.85       5.08

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         (.04)      (.01)

 FROM NET REALIZED GAIN                                             (.23)      (.01)

 TOTAL DISTRIBUTIONS                                                (.27)      (.02)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01        .01

NET ASSET VALUE, END OF PERIOD                                     $ 18.66    $ 15.07

TOTAL RETURN B, C                                                   25.96%     50.95%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 118,608  $ 52,003

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.52%      1.94% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.50% F    1.91% A, F

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                .44%       .37% A

PORTFOLIO TURNOVER                                                  54%        26% A

AVERAGE COMMISSION RATE G                                          $ .0395    $ .0348

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
 RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD SEPTEMBER 3,
 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO JULY 31,
1997. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY
 FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
 MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
MAY DIFFER.



FINANCIAL HIGHLIGHTS - CLASS B
                                                                   YEARS ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998         1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 15.04   $ 12.56

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.02)     (.02)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            3.76      2.50

 TOTAL FROM INVESTMENT OPERATIONS                                   3.74      2.48

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         (.04)     -

 FROM NET REALIZED GAIN                                             (.23)     -

 TOTAL DISTRIBUTIONS                                                (.27)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01       -

NET ASSET VALUE, END OF PERIOD                                     $ 18.52   $ 15.04

TOTAL RETURN B, C                                                   25.29%    19.75%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 65,926  $ 7,737

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.06%     2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.04% G   2.49% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.14)%    (.37)% A

PORTFOLIO TURNOVER                                                  54%       26% A

AVERAGE COMMISSION RATE H                                          $ .0395   $ .0348

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C
TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR
 THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO
JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
 PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
 G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO
 FINANCIAL STATEMENTS). H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


FINANCIAL HIGHLIGHTS - CLASS C
                                                                   YEAR ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 15.24

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.03)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            3.57

 TOTAL FROM INVESTMENT OPERATIONS                                   3.54

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         (.02)

 FROM NET REALIZED GAIN                                             (.21)

 TOTAL DISTRIBUTIONS                                                (.23)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01

NET ASSET VALUE, END OF PERIOD                                     $ 18.56

TOTAL RETURN B, C                                                   23.56%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 19,983

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.09% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.07% A, F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.22)% A

PORTFOLIO TURNOVER                                                  54%

AVERAGE COMMISSION RATE G                                          $ .0395


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE COMTINGENT DEFERRED SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT
INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES)
TO JULY 31, 1998. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
 WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE
 CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
 PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.




FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                   YEARS ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998         1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 15.14   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                            .14       .10

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            3.79      5.06

 TOTAL FROM INVESTMENT OPERATIONS                                   3.93      5.16

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         (.05)     (.02)

 FROM NET REALIZED GAIN                                             (.23)     (.01)

 TOTAL DISTRIBUTIONS                                                (.28)     (.03)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01       .01

NET ASSET VALUE, END OF PERIOD                                     $ 18.80   $ 15.14

TOTAL RETURN B, C                                                   26.39%    51.78%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 5,270   $ 3,758

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.14%     1.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.13% G   1.47% A, G

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                .81%      .85% A

PORTFOLIO TURNOVER                                                  54%       26% A

AVERAGE COMMISSION RATE H                                          $ .0395   $ .0348

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET
INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD. E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS
 SHARES) TO JULY 31, 1997. F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS
EXPENSES WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H A FUND IS REQUIRED TO DISCLOSE
ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Financial Services Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities, including restricted securities, for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investments companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $182,906,998 and $65,702,518, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 31,380   $ 10

CLASS T    412,412    549

CLASS B    297,692    223,036

CLASS C    60,775     60,775

          $ 802,259  $ 284,370

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 7,789

CLASS T               $ 13,765

CLASS B               $ 7,433

CLASS C               $ 10,797

INSTITUTIONAL CLASS   $ 310

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 226,919  $ 96,375

CLASS T    375,688    137,727

CLASS B    49,800     49,800 *

CLASS C    6,588      6,588 *

          $ 658,995  $ 290,490

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF
                                  AVERAGE
                                  NET ASSETS

CLASS A                $ 32,422   .26

CLASS T                 200,782   .24

CLASS B                 80,021    .27

CLASS C                 14,009     .23*

INSTITUTIONAL CLASS     7,986     .20

                       $ 335,220

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $24,154 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $16,507 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $340 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
         TRANSFER
         AGENT
         CREDITS

CLASS A  $ 305

6. BENEFICIAL INTEREST.
At the end of the period, one shareholder was record owner of approximately 10% of the total outstanding shares of the fund.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                            YEAR ENDED JULY 31,

                            1998 A               1997 B, C

FROM NET INVESTMENT INCOME

CLASS A                     $ 32,929             $ 1,796

CLASS T                      169,652              11,192

CLASS B                      31,387               -

CLASS C                      990                  -

INSTITUTIONAL CLASS          10,473               1,697

TOTAL                       $ 245,431            $ 14,685

FROM NET REALIZED GAIN

CLASS A                     $ 134,384            $ 1,792

CLASS T                      1,003,813            11,200

CLASS B                      249,387              -

CLASS C                      10,862               -

INSTITUTIONAL CLASS          48,751               849

TOTAL                       $ 1,447,197          $ 13,841

TOTAL                       $ 1,692,628          $ 28,526



A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B DISTRIBUTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C DISTRIBUTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                     DOLLARS

                                YEAR ENDED    YEAR ENDED   YEAR ENDED     YEAR ENDED
                                JULY 31,      JULY 31,     JULY 31,       JULY 31,

                                1998 A        1997 B, C    1998 A         1997 B, C



CLASS A                          934,476       442,563     $ 16,203,034   $ 5,416,102
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    9,387         294          147,404        3,494

SHARES REDEEMED                  (189,881)     (27,598)     (3,281,384)    (358,033)

NET INCREASE (DECREASE)          753,982       415,259     $ 13,069,054   $ 5,061,563

CLASS T                          4,223,164     3,898,064   $ 71,654,298   $ 48,519,698
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    66,953        1,650        1,051,227      19,567

SHARES REDEEMED                  (1,386,617)   (448,495)    (23,635,629)   (5,662,098)

NET INCREASE (DECREASE)          2,903,500     3,451,219   $ 49,069,896   $ 42,877,167

CLASS B                          3,302,648     528,089     $ 57,223,474   $ 6,961,044
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    13,682        -            213,556        -

SHARES REDEEMED                  (271,676)     (13,547)     (4,668,237)    (182,473)

NET INCREASE (DECREASE)          3,044,654     514,542     $ 52,768,793   $ 6,778,571

CLASS C                          1,117,558     -           $ 19,997,372   $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    710           -            11,224         -

SHARES REDEEMED                  (41,588)      -            (764,009)      -

NET INCREASE (DECREASE)          1,076,680     -           $ 19,244,587   $ -

INSTITUTIONAL CLASS              170,926       324,063     $ 2,901,545    $ 3,934,976
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    3,344         215          52,667         2,546

SHARES REDEEMED                  (142,257)     (75,980)     (2,208,872)    (1,009,629)

NET INCREASE (DECREASE)          32,013        248,298     $ 745,340      $ 2,927,893


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B SHARE TRANSACTIONS FOR CLASS A, CLASS T, AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 12,800

CLASS T                43,958

CLASS B                31,722

CLASS C                13,166

INSTITUTIONAL CLASS    8,302

                      $ 109,948

ADVISOR HEALTH CARE FUND - CLASS A
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1  LIFE OF
JULY 31, 1998                         YEAR    FUND

FIDELITY ADV HEALTH CARE - CL A       26.47%  78.32%

FIDELITY ADV HEALTH CARE - CL A       19.20%  68.07%
(INCL. 5.75% SALES CHARGE)

S&P 500                               19.29%  76.95%

GS HEALTH CARE                        30.67%  90.66%

CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                         PAST 1  LIFE OF
JULY 31, 1998                         YEAR    FUND

FIDELITY ADV HEALTH CARE - CL A       26.47%  35.43%

FIDELITY ADV HEALTH CARE - CL A       19.20%  31.29%
(INCL. 5.75% SALES CHARGE)

S&P 500                               19.29%  34.89%

GS HEALTH CARE                        30.67%  40.27%

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA HEALTH CARE -CL A        S&P 500
GS HEALTH CARE
             00177                       SP001
GS005
  1996/09/03       9425.00       10000.00                    10000.00
  1996/09/30      10056.48       10516.69                    10812.87
  1996/10/31       9830.28       10806.74                    10714.59
  1996/11/30      10329.80       11623.62                    11456.00
  1996/12/31      10395.78       11393.36                    11211.23
  1997/01/31      11027.25       12105.21                    12140.37
  1997/02/28      11159.20       12200.12                    12322.91
  1997/03/31      10556.00       11698.81                    11479.40
  1997/04/30      11093.23       12397.23                    12192.08
  1997/05/31      11932.05       13151.98                    13124.59
  1997/06/30      12818.00       13741.19                    14149.23
  1997/07/31      13289.25       14834.57                    14590.78
  1997/08/31      12469.28       14003.54                    13768.10
  1997/09/30      13258.30       14770.51                    14522.88
  1997/10/31      13133.40       14277.18                    14348.05
  1997/11/30      13383.20       14938.07                    14887.11
  1997/12/31      13606.41       15194.56                    15322.92
  1998/01/31      14411.52       15362.61                    16033.22
  1998/02/28      15196.51       16470.56                    17070.43
  1998/03/31      15790.28       17314.02                    17844.91
  1998/04/30      15961.36       17488.19                    18314.30
  1998/05/31      15830.53       17187.57                    18020.01
  1998/06/30      16685.96       17885.73                    19053.99
  1998/07/31      16806.73       17695.25                    19066.04
IMATRL PRASUN   SHR__CHT 19980731 19980825 163220 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $16,807 - a 68.07% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $19,066 - a 90.66% increase.
ADVISOR HEALTH CARE FUND - CLASS T
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1  LIFE OF
JULY 31, 1998                         YEAR    FUND

FIDELITY ADV HEALTH CARE - CL T       26.17%  77.26%

FIDELITY ADV HEALTH CARE - CL T       21.75%  71.06%
(INCL. 3.50% SALES CHARGE)

S&P 500                               19.29%  76.95%

GS HEALTH CARE                        30.67%  90.66%

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                         PAST 1  LIFE OF
JULY 31, 1998                         YEAR    FUND

FIDELITY ADV HEALTH CARE - CL T       26.17%  35.01%

FIDELITY ADV HEALTH CARE - CL T       21.75%  32.51%
(INCL. 3.50% SALES CHARGE)

S&P 500                               19.29%  34.89%

GS HEALTH CARE                        30.67%  40.27%

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA HEALTH CARE -CL T        S&P 500
GS HEALTH CARE
             00191                       SP001
GS005
  1996/09/03       9650.00       10000.00                    10000.00
  1996/09/30      10286.90       10516.69                    10812.87
  1996/10/31      10055.30       10806.74                    10714.59
  1996/11/30      10566.75       11623.62                    11456.00
  1996/12/31      10624.65       11393.36                    11211.23
  1997/01/31      11271.20       12105.21                    12140.37
  1997/02/28      11396.65       12200.12                    12322.91
  1997/03/31      10779.05       11698.81                    11479.40
  1997/04/30      11319.45       12397.23                    12192.08
  1997/05/31      12178.30       13151.98                    13124.59
  1997/06/30      13075.75       13741.19                    14149.23
  1997/07/31      13558.25       14834.57                    14590.78
  1997/08/31      12718.70       14003.54                    13768.10
  1997/09/30      13526.32       14770.51                    14522.88
  1997/10/31      13398.52       14277.18                    14348.05
  1997/11/30      13654.11       14938.07                    14887.11
  1997/12/31      13872.26       15194.56                    15322.92
  1998/01/31      14696.15       15362.61                    16033.22
  1998/02/28      15478.85       16470.56                    17070.43
  1998/03/31      16086.47       17314.02                    17844.91
  1998/04/30      16261.54       17488.19                    18314.30
  1998/05/31      16117.36       17187.57                    18020.01
  1998/06/30      16992.75       17885.73                    19053.99
  1998/07/31      17106.03       17695.25                    19066.04
IMATRL PRASUN   SHR__CHT 19980731 19980825 164156 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $17,106 - a 71.06% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $19,066 - a 90.66% increase.
ADVISOR HEALTH CARE FUND - CLASS B
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                             PAST 1  LIFE OF
JULY 31, 1998                             YEAR    FUND

FIDELITY ADV HEALTH CARE - CL B           25.40%  75.69%

FIDELITY ADV HEALTH CARE - CL B           20.40%  71.69%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                   19.29%  76.95%

GS HEALTH CARE                            30.67%  90.66%

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                             PAST 1  LIFE OF
JULY 31, 1998                             YEAR    FUND

FIDELITY ADV HEALTH CARE - CL B           25.40%  34.38%

FIDELITY ADV HEALTH CARE - CL B           20.40%  32.77%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                   19.29%  34.89%

GS HEALTH CARE                            30.67%  40.27%

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA HEALTH CARE -CL B        S&P 500
GS HEALTH CARE
             00164                       SP001
GS005
  1996/09/03      10000.00        10000.00                    10000.00
  1996/09/30      10660.00        10516.69                    10812.87
  1996/10/31      10420.00        10806.74                    10714.59
  1996/11/30      10950.00        11623.62                    11456.00
  1996/12/31      11010.00        11393.36                    11211.23
  1997/01/31      11680.00        12105.21                    12140.37
  1997/02/28      11810.00        12200.12                    12322.91
  1997/03/31      11170.00        11698.81                    11479.40
  1997/04/30      11720.00        12397.23                    12192.08
  1997/05/31      12600.00        13151.98                    13124.59
  1997/06/30      13530.00        13741.19                    14149.23
  1997/07/31      14010.00        14834.57                    14590.78
  1997/08/31      13140.00        14003.54                    13768.10
  1997/09/30      13967.29        14770.51                    14522.88
  1997/10/31      13824.46        14277.18                    14348.05
  1997/11/30      14079.52        14938.07                    14887.11
  1997/12/31      14304.95        15194.56                    15322.92
  1998/01/31      15126.34        15362.61                    16033.22
  1998/02/28      15937.06        16470.56                    17070.43
  1998/03/31      16545.10        17314.02                    17844.91
  1998/04/30      16726.45        17488.19                    18314.30
  1998/05/31      16566.44        17187.57                    18020.01
  1998/06/30      17462.50        17885.73                    19053.99
  1998/07/31      17569.17        17695.25                    19066.04
IMATRL PRASUN   SHR__CHT 19980731 19980825 163033 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $17,169 - a 71.69% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $19,066 - a 90.66% increase.
ADVISOR HEALTH CARE FUND - CLASS C
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                             PAST 1  LIFE OF
JULY 31, 1998                             YEAR    FUND

FIDELITY ADV HEALTH CARE - CL C           25.18%  75.38%

FIDELITY ADV HEALTH CARE - CL C           24.18%  75.38%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                   19.29%  76.95%

GS HEALTH CARE                            30.67%  90.66%

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                  PAST 1  LIFE OF
JULY 31, 1998                                  YEAR    FUND

FIDELITY ADV HEALTH CARE - CL C                25.18%  34.26%

FIDELITY ADV HEALTH CARE - CL C                24.18%  34.26%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%  34.89%

GS HEALTH CARE                                 30.67%  40.27%

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA HEALTH CARE -CL C        S&P 500
GS HEALTH CARE
             00285                       SP001
GS005
  1996/09/03      10000.00       10000.00                    10000.00
  1996/09/30      10660.01       10516.69                    10812.87
  1996/10/31      10420.01       10806.74                    10714.59
  1996/11/30      10950.00       11623.62                    11456.00
  1996/12/31      11010.00       11393.36                    11211.23
  1997/01/31      11680.01       12105.21                    12140.37
  1997/02/28      11810.01       12200.12                    12322.91
  1997/03/31      11170.01       11698.81                    11479.40
  1997/04/30      11720.00       12397.23                    12192.08
  1997/05/31      12600.00       13151.98                    13124.59
  1997/06/30      13530.00       13741.19                    14149.23
  1997/07/31      14010.01       14834.57                    14590.78
  1997/08/31      13140.01       14003.54                    13768.10
  1997/09/30      13967.30       14770.51                    14522.88
  1997/10/31      13824.46       14277.18                    14348.05
  1997/11/30      14079.35       14938.07                    14887.11
  1997/12/31      14304.85       15194.56                    15322.92
  1998/01/31      15134.43       15362.61                    16033.22
  1998/02/28      15932.10       16470.56                    17070.43
  1998/03/31      16538.32       17314.02                    17844.91
  1998/04/30      16708.49       17488.19                    18314.30
  1998/05/31      16548.96       17187.57                    18020.01
  1998/06/30      17431.71       17885.73                    19053.99
  1998/07/31      17538.07       17695.25                    19066.04
IMATRL PRASUN   SHR__CHT 19980731 19980825 163716 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $17,538 - a 75.38% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $19,066 - a 90.66% increase.
ADVISOR HEALTH CARE FUND
FUND TALK: THE MANAGER'S OVERVIEW


(Photograph of Beso Sikharulidze)
An interview with Beso Sikharulidze, Portfolio Manager of Fidelity Advisor Health Care Fund
Q. HOW DID THE FUND PERFORM, BESO?
A. For the 12-month period ending July 31, 1998, the fund's Class A, Class T, Class B and Class C shares returned 26.47%, 26.17%, 25.40% and 25.18%, respectively. By comparison, the Standard & Poor's 500 Index returned 19.29% during the same period. Beginning this period, the fund also compares itself to the Goldman Sachs Health Care Index - an index of stocks designed to measure the performance of companies in the health care sector - which returned 30.67% over the same 12-month period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST
YEAR?
A. I committed a significant percentage of fund assets to the major pharmaceutical companies and to other companies that benefited from the strength in demand growth of pharmaceuticals, such as drug distributors and drug-store chains. These companies performed very well for the fund.
Q. WHY DO PHARMACEUTICAL COMPANIES CONTINUE TO PERFORM THE BEST WITHIN THE HEALTH CARE SECTOR?
A. Most importantly, all the key drivers for continued strong earnings and sales growth have remained in place. The key drivers are: an aging population with increasing demand for pharmaceuticals, an increasing supply of innovative new drugs with superior efficiency and safety, and corporate earnings that have produced double-digit returns, which compare favorably to other health care companies.
Q. MOST OF THE FUND'S TOP HOLDINGS HAVE NOT CHANGED SINCE THE LAST REPORT. WHAT IS YOUR RATIONALE BEHIND THIS STRATEGY?
A. I didn't foresee any major changes in the market's outlook toward drug companies and my outlook remained positive. As a result, I continued to take a long-term view on the pharmaceutical sector. Maintaining the fund's top holdings is not an unusual strategy for me. Whether I am looking at a drug company, medical device maker or biotechnology company, I focus on the long-term profitability outlook and the ability of the company to produce consistent results.
Q. WHAT INDIVIDUAL HOLDINGS CONTRIBUTED TO FUND PERFORMANCE?
A. Warner-Lambert and Schering-Plough have done very well and contributed significantly to the fund's strong performance. Warner-Lambert benefited from having the strongest earnings growth within the pharmaceutical sector. Strong sales of its newly launched drugs, such as its cholesterol lowering drug Lipitor and diabetes drug Rezulin, resulted in upward revisions of Warner's earnings and ultimately pushed the stock price higher. Schering-Plough's stock also benefited from strong sales of its major product - Claritin - and upward earnings revisions.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. HMOs continued to detract from fund performance. Unfortunately, many HMOs continue to struggle to find product and service strategies that will boost growth and earnings. I continued to hold HMOs like Foundation Health Systems, United Health Care and Humana, which all seemed to be reasonably valued considering their business fundamentals. At the same time, these companies continue to struggle to increase patient enrollment while maintaining profitability.
Q. WHAT IS YOUR OUTLOOK FOR THE HEALTH CARE SECTOR, BESO?
A. Overall, I think the health care sector should continue to be strong. Favorable demographics, combined with strong demand growth for drugs, medical supplies and medical technology, should drive further innovation. Strong management teams and a favorable regulatory environment also have created an excellent opportunity for health care stocks to outperform the broader market.


The views expressed in this report refect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

(checkmark)
FUND FACTS
START DATE: September 3, 1996
SIZE: as of July 31, 1998, more than
$232 million
MANAGER: Beso Sikharulidze, since June 1997;
joined Fidelity in 1992
ADVISOR HEALTH CARE FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                              % OF FUND'S
                              INVESTMENTS

WARNER-LAMBERT CO.            9.7

LILLY (ELI) & CO.             8.6

MERCK & CO., INC              7.4

JOHNSON & JOHNSON             5.9

AMERICAN HOME PRODUCTS CORP.  5.1

SCHERING-PLOUGH CORP.         4.5

BRISTOL-MYERS SQUIBB CO.      4.0

ABBOTT LABORATORIES           4.0

MEDTRONIC, INC.               3.6

MONSANTO CO.                  2.9

TOP INDUSTRIES AS OF JULY 31, 1998
DRUGS 42.6%
MEDICAL SUPPLIES & APPLIANCES 14.2%
BIOTECHNOLOGY 5.7%
HOSPITALS 5.5%
MEDICAL TECHNOLOGY 4.1%
ALL OTHERS 27.9%
ROW: 1, COL: 1, VALUE: 42.6
ROW: 1, COL: 2, VALUE: 14.2
ROW: 1, COL: 3, VALUE: 5.7
ROW: 1, COL: 4, VALUE: 5.5
ROW: 1, COL: 5, VALUE: 4.1
ROW: 1, COL: 6, VALUE: 27.9
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR HEALTH CARE FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 96.6%
                                         SHARES    VALUE (NOTE 1)
AGRICULTURE - 0.8%
CROPS - 0.8%
Delta & Pine Land Co.   41,600 $ 1,869,400
CHEMICALS & PLASTICS - 2.9%
CHEMICALS - 2.9%
Monsanto Co.   118,700  6,721,388
COMPUTER SERVICES & SOFTWARE - 0.4%
CAD/CAM/CAE - 0.4%
Shared Medical Systems Corp.   15,000  1,018,125
DRUG STORES - 3.3%
CVS Corp.   72,000  2,952,000
Rite Aid Corp.   25,400  1,003,300
Walgreen Co.   86,600  3,740,038
  7,695,338
DRUGS & PHARMACEUTICALS - 51.1%
BIOTECHNOLOGY - 5.7%
Amgen, Inc. (a)  60,200  4,420,938
Aviron (a)  40,000  1,195,000
Biogen, Inc. (a)  56,300  3,131,688
Chiron Corp. (a)  23,600  401,200
COR Therapeutics, Inc. (a)  54,100  757,400
Genentech, Inc. special (a)  6,100  421,281
Genzyme Corp.   7,100  223,428
Medimmune, Inc. (a)   6,400  376,200
Sepracor, Inc. (a)   5,300  286,200
Shire Pharmaceuticals Group PLC
 sponsored ADR (a)  83,050  1,993,200
  13,206,535
COMMERCIAL LABORATORY RESEARCH - 0.4%
Quintiles Transnational Corp. (a)   21,000  956,813
DRUGS - 42.6%
Allergan, Inc.   29,500  1,541,375
ALZA Corp. Class A  15,100  587,013
American Home Products Corp.   227,400  11,711,100
Bristol-Myers Squibb Co.   80,700  9,194,756
Dura Pharmaceuticals, Inc. (a)   1,300  33,475
Elan Corp. PLC ADR (a)  9,200  662,400
Forest Laboratories, Inc. (a)   34,000  1,275,000
Lilly (Eli) & Co.   293,700  19,751,325
Merck & Co., Inc.   139,000  17,140,438
Sankyo Co. Ltd.   82,000  1,838,107
Scherer R.P. Corp. (a)  4,200  381,938
Schering-Plough Corp.   108,500  10,497,375
SmithKline Beecham PLC ADR  9,000  515,250
Takeda Chemical Industries Ltd.   15,000  385,015
Warner-Lambert Co.   296,700  22,419,382
Watson Pharmaceuticals, Inc. (a)   8,200  370,025
  98,303,974
PHARMACEUTICAL PREPARATIONS - 2.4%
Andrx Corp. (a)  14,500  518,375
Immunex Corp. (a)  3,900  275,925
MacroChem Corp. (a)  105,200  736,400
Medicis Pharmaceutical Corp.
 Class A (a)  25,300  904,475
Rexall Sundown, Inc. (a)  43,000  1,298,063
Twinlab Corp. (a)  41,600  1,726,400
  5,459,638
TOTAL DRUGS & PHARMACEUTICALS   117,926,960

                                             SHARES    VALUE (NOTE 1)
ELECTRICAL EQUIPMENT - 0.5%
ELECTRICAL MACHINERY - 0.5%
VWR Corp. (a)   42,000 $ 1,176,000
ELECTRONIC INSTRUMENTS - 0.7%
LAB ANALYTICAL INSTRUMENTS - 0.7%
Waters Corp. (a)   25,800  1,647,975
MEDICAL EQUIPMENT & SUPPLIES - 26.4%
DENTAL EQUIPMENT - 0.8%
Sybron International Corp. (a)   85,100  1,765,825
DRUG DISTRIBUTORS - WHOLESALE - 3.6%
AmeriSource Health Corp. Class A (a)  21,000  1,598,625
Bergen Brunswig Corp. Class A  24,800  1,314,400
Cardinal Health, Inc.   29,000  2,785,813
McKesson Corp.  26,900  2,168,813
Zonagen, Inc. (a)   16,200  330,075
  8,197,726
MEDICAL, DENTAL, HOSPITAL EQUIPMENT - WHOLESALE - 0.4%
PSS World Medical, Inc. (a)   63,000  978,469
MEDICAL SUPPLIES & APPLIANCES - 14.2%
Abbott Laboratories  219,900  9,139,594
Bard (C.R.), Inc.   100  4,050
Becton, Dickinson & Co.   38,900  3,214,113
Boston Scientific Corp.(a)  49,500  3,792,938
Johnson & Johnson  175,700  13,572,825
Sofamor/Danek Group, Inc. (a)  12,300  1,047,038
Steris Corp. (a)  31,200  1,903,200
  32,673,758
MEDICAL TECHNOLOGY - 4.1%
Ballard Medical Products  31,100  637,550
Medtronic, Inc.   134,500  8,330,594
St. Jude Medical, Inc. (a)  14,800  451,400
Stryker Corp.   3,000  130,313
  9,549,857
OPHTHALMIC GOODS - 2.2%
Bausch & Lomb, Inc.   51,900  2,653,388
Wesley Jessen Visioncare, Inc. (a)  99,700  2,430,188
  5,083,576
X-RAY ELECTRO-MEDICAL APPARATUS - 1.1%
Guidant Corp.   34,300  2,548,919
TOTAL MEDICAL EQUIPMENT & SUPPLIES   60,798,130
MEDICAL FACILITIES MANAGEMENT - 8.9%
HOSPITALS - 5.5%
Columbia/HCA Healthcare Corp.   92,500  2,636,250
HEALTHSOUTH Corp. (a)  111,100  2,791,388
Health Management Associates, Inc.
 Class A (a)  101,700  2,389,950
Tenet Healthcare Corp. (a)  104,900  3,140,444
Universal Health Services, Inc. Class B (a)  35,000  1,793,750
  12,751,782
HMO'S & OUTPATIENT CARE - 2.4%
Foundation Health Systems,
 Inc. Class A (a)  42,000  866,250
Humana, Inc. (a)   45,800  1,245,188
PacifiCare Health Systems, Inc. Class B (a)  16,600  1,191,050
United HealthCare Corp.   32,000  1,808,000
Wellpoint Health Networks, Inc. (a)  6,300  386,269
  5,496,757
COMMON STOCKS - CONTINUED
                                             SHARES    VALUE (NOTE 1)
MEDICAL FACILITIES MANAGEMENT - CONTINUED
MEDICAL LABORATORIES - 0.1%
Cambridge Heart, Inc. (a)  16,700 $ 120,031
MEDICAL SERVICES - 0.8%
Carematrix Corp. (a)  42,000  1,120,875
Lincare Holdings, Inc. (a)  16,500  655,875
  1,776,750
SKILLED NURSING CARE FACILITIES - 0.1%
Beverly Enterprises, Inc. (a)  28,800  289,800
TOTAL MEDICAL FACILITIES MANAGEMENT   20,435,120
RETAIL & WHOLESALE, MISCELLANEOUS - 1.2%
MAIL ORDER - 0.7%
Henry Schein, Inc. (a)  33,700  1,621,813
MISCELLANEOUS NONDURABLE GOODS - WHOLESALE - 0.5%
AgriBioTech, Inc. (a)  58,100  1,045,800
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   2,667,613
SERVICES - 0.4%
BUSINESS SERVICES - 0.0%
Professional Detailing, Inc.   100  2,300
MANAGEMENT SERVICES - 0.3%
Medpartners, Inc. (a)  133,800  685,725
SOCIAL SERVICES - 0.1%
Assisted Living Concepts, Inc. (a)  20,500  279,313
TOTAL SERVICES   967,338
TOTAL COMMON STOCKS
 (Cost $193,333,911)   222,923,387
CASH EQUIVALENTS - 3.4%
Taxable Central Cash Fund (b)
 (Cost $7,848,195)  7,848,195  7,848,195
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $201,182,106)  $ 230,771,582
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $201,396,592. Net unrealized appreciation aggregated $29,374,990, of which $36,105,901 related to appreciated investment securities and $6,730,911 related to depreciated investment securities.
The fund hereby designates approximately $488,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 10%, 10%, 11%, 8%, and 9%, of Class A's, Class T,'s Class B's, Class C's and Institutional Class' dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
ADVISOR HEALTH CARE FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                               JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                          $ 230,771,582
(COST $201,182,106) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                                                         138,979

RECEIVABLE FOR FUND SHARES SOLD                                                                              2,296,243

DIVIDENDS RECEIVABLE                                                                                         76,762

INTEREST RECEIVABLE                                                                                         133,597

PREPAID EXPENSES                                                                                             3,238

 TOTAL ASSETS                                                                                                233,420,401

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                                $ 594,937

PAYABLE FOR FUND SHARES REDEEMED                                                                  281,673

ACCRUED MANAGEMENT FEE                                                                           108,974

DISTRIBUTION FEES PAYABLE                                                                         114,277

OTHER PAYABLES AND ACCRUED EXPENSES                                                               114,405

 TOTAL LIABILITIES                                                                                           1,214,266

NET ASSETS                                                                                                  $ 232,206,135

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                             $ 196,834,702

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS          5,782,004

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                    29,589,429
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                                  $ 232,206,135

CALCULATION OF MAXIMUM                                                                                      $16.70
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($20,902,441 (DIVIDED BY)
  1,251,954 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                            $17.72
 (100/94.25 OF $16.70)

 CLASS T:                                                                                                    $16.61
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($124,652,151 (DIVIDED BY)
  7,504,761 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                            $17.21
 (100/96.50 OF $16.61)

 CLASS B:                                                                                                    $16.47
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($57,073,781 (DIVIDED BY)
  3,465,491 SHARES) A

 CLASS C:                                                                                                    $16.49
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($19,153,838 (DIVIDED BY)
  1,161,257 SHARES) A

 INSTITUTIONAL CLASS:                                                                                        $16.73
 NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  ($10,423,924 (DIVIDED BY) 622,887 SHARES)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS

                                                                YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                              $ 907,528
DIVIDENDS

INTEREST                                                                        564,289

 TOTAL INCOME                                                                   1,471,817

EXPENSES

MANAGEMENT FEE                                                    $ 727,332

TRANSFER AGENT FEES                                                320,641

DISTRIBUTION FEES                                                  687,556

ACCOUNTING FEES AND EXPENSES                                       79,943

NON-INTERESTED TRUSTEES' COMPENSATION                              398

CUSTODIAN FEES AND EXPENSES                                        9,766

REGISTRATION FEES                                                  115,886

AUDIT                                                              33,649

LEGAL                                                              2,333

REPORTS TO SHAREHOLDERS                                            38,069

MISCELLANEOUS                                                      1,003

 TOTAL EXPENSES BEFORE REDUCTIONS                                  2,016,576

 EXPENSE REDUCTIONS                                                (27,292)     1,989,284

NET INVESTMENT INCOME (LOSS)                                                    (517,467)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             10,449,791

 FOREIGN CURRENCY TRANSACTIONS                                     (30,701)     10,419,090

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             19,983,091

 ASSETS AND LIABILITIES IN                                         (47)         19,983,044
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                 30,402,134

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 29,884,667



STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                    YEAR ENDED  SEPTEMBER 3, 1996
                                                                     JULY 31,    (COMMENCEMENT
                                                                     1998        OF OPERATIONS) TO
                                                                                 JULY 31,
                                                                                 1997

OPERATIONS                                                         $ (517,467)   $ (92,633)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                           10,419,090    1,318,664

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)               19,983,044    9,606,385

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    29,884,667    10,832,416

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS               (5,317,653)   -

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                        138,185,326   58,550,028

REDEMPTION FEES                                                     63,702        7,649

  TOTAL INCREASE (DECREASE) IN NET ASSETS                           162,816,042   69,390,093

NET ASSETS

 BEGINNING OF PERIOD                                                69,390,093    -

 END OF PERIOD                                                      $ 232,206,135 $ 69,390,093

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                                                         YEARS ENDED
                                                                         JULY 31,

SELECTED PER-SHARE DATA                                                  1998         1997 E



NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 14.10   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                          (.03)     (.02)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                 3.50      4.12

 TOTAL FROM INVESTMENT OPERATIONS                                        3.47      4.10

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                  (.88)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                 .01       -

NET ASSET VALUE, END OF PERIOD                                           $ 16.70   $ 14.10

TOTAL RETURN B, C                                                        26.47%    41.00%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                  $ 20,902  $ 5,488

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                  1.38%     1.75% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS         1.36% G   1.74% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS              (.18)%    (.18)% A

PORTFOLIO TURNOVER                                                       85%       67% A

AVERAGE COMMISSION RATE H                                                $ .0464   $ .0383

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
 REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C
TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO
JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL STATEMENTS). H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
 MAY DIFFER.




FINANCIAL HIGHLIGHTS - CLASS T
                                                                   YEARS ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998         1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 14.05    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.05)      (.04)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            3.47       4.09

 TOTAL FROM INVESTMENT OPERATIONS                                   3.42       4.05

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (.87)      -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01        -

NET ASSET VALUE, END OF PERIOD                                     $ 16.61    $ 14.05

TOTAL RETURN B, C                                                   26.17%     40.50%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 124,652  $ 50,868

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.54%      1.97% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.52% F    1.96% A, F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.31)%     (.39)% A

PORTFOLIO TURNOVER                                                  85%        67% A

AVERAGE COMMISSION RATE G                                          $ .0464    $ .0383

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD SEPTEMBER
3, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO
JULY 31, 1997. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS). G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
 EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.



FINANCIAL HIGHLIGHTS - CLASS B
                                                                   YEARS ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998         1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 14.01   $ 11.88

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.14)     (.05)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            3.45      2.18

 TOTAL FROM INVESTMENT OPERATIONS                                   3.31      2.13

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (.86)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01       -

NET ASSET VALUE, END OF PERIOD                                     $ 16.47   $ 14.01

TOTAL RETURN B, C                                                   25.40%    17.93%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 57,074  $ 6,159

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.13%     2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.12% G   2.49% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.95)%    (.99)% A

PORTFOLIO TURNOVER                                                  85%       67% A

AVERAGE COMMISSION RATE H                                          $ .0464   $ .0383

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
 DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO
NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD
MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS B SHARES)
TO JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR
OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS). H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
 DIFFER.


FINANCIAL HIGHLIGHTS - CLASS C
                                                                   YEAR ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.85

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.12)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            3.39

 TOTAL FROM INVESTMENT OPERATIONS                                   3.27

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (.63)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .00

NET ASSET VALUE, END OF PERIOD                                     $ 16.49

TOTAL RETURN B, C                                                   24.84%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 19,154

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.18% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.17% A, F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (1.06)% A

PORTFOLIO TURNOVER                                                  85%

AVERAGE COMMISSION RATE G                                          $ .0464


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
 OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES)
TO JULY 31, 1998. F FMR OR THE FUND HAS ENTERED INTO VARYING
 ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
 STATEMENTS). G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
 FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                  YEARS ENDED
                                                                  JULY 31,

SELECTED PER-SHARE DATA                                           1998         1997 E


NET ASSET VALUE, BEGINNING OF PERIOD                               $ 14.12   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                            .03       .01

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            3.47      4.11

 TOTAL FROM INVESTMENT OPERATIONS                                   3.50      4.12

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (.90)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01       -

NET ASSET VALUE, END OF PERIOD                                     $ 16.73   $ 14.12

TOTAL RETURN B, C                                                   26.70%    41.20%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 10,424  $ 6,875

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.07%     1.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.04% G   1.49% A, G

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                .17%      .08% A

PORTFOLIO TURNOVER                                                  85%       67% A

AVERAGE COMMISSION RATE H                                          $ .0464   $ .0383

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
INSTITUTIONAL CLASS SHARES) TO JULY 31, 1997. F FMR AGREED TO
REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H A FUND
 IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
 PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.



NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Health Care Fund(the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $225,729,121 and $99,506,666, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 26,047   $ 36

CLASS T    394,779    980

CLASS B    219,552    164,680

CLASS C    47,178     47,178

          $ 687,556  $ 212,874

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 9,013

CLASS T               $ 13,575

CLASS B               $ 6,849

CLASS C               $ 6,551

INSTITUTIONAL CLASS   $ 270

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 193,119  $ 86,859

CLASS T    403,740    153,952

CLASS B    31,102     31,102

CLASS C    3,519      3,519

          $ 631,480  $ 275,432

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF
                                  AVERAGE
                                  NET ASSETS

CLASS A                $ 30,483   .29

CLASS T                 198,465   .25

CLASS B                 66,037    .30

CLASS C                 12,414     .26 *

INSTITUTIONAL CLASS     13,242    .19

                       $ 320,641

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $27,427 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $25,841 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $330 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
          TRANSFER
          AGENT
          CREDITS

CLASS T   $ 1,121

6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                        YEARS ENDED JULY 31,

                        1998 A                1997





FROM NET REALIZED GAIN

CLASS A                 $ 420,044             $ -

CLASS T                  3,806,901             -

CLASS B                  709,849               -

CLASS C                  21,184                -

INSTITUTIONAL CLASS      359,675               -

TOTAL                   $ 5,317,653           $ -



A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                    DOLLARS

                                YEAR ENDED    YEAR ENDED  YEAR ENDED     YEAR ENDED
                                JULY 31,      JULY 31,    JULY 31,       JULY 31,

                                1998 A        1997 B, C   1998 A         1997 B, C



CLASS A                          953,100       450,370    $ 14,712,053   $ 5,183,538
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    29,113        -           382,670        -

SHARES REDEEMED                  (119,595)     (61,034)    (1,797,313)    (732,928)

NET INCREASE (DECREASE)          862,618       389,336    $ 13,297,410   $ 4,450,610

CLASS T                          5,008,211     3,936,387  $ 75,539,497   $ 46,440,633
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    273,667       -           3,586,347      -

SHARES REDEEMED                  (1,398,051)   (315,453)   (21,017,135)   (3,850,782)

NET INCREASE (DECREASE)          3,883,827     3,620,934  $ 58,108,709   $ 42,589,851

CLASS B                          3,319,731     445,818    $ 50,883,606   $ 5,752,611
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    49,154        -           640,560        -

SHARES REDEEMED                  (343,006)     (6,206)     (5,148,858)    (76,107)

NET INCREASE (DECREASE)          3,025,879     439,612    $ 46,375,308   $ 5,676,504

CLASS C                          1,191,803     -          $ 18,640,101   $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    1,455         -           18,904         -

SHARES REDEEMED                  (32,001)      -           (510,296)      -

NET INCREASE (DECREASE)          1,161,257     -          $ 18,148,709   $ -

INSTITUTIONAL CLASS              342,040       546,050    $ 5,185,579    $ 6,606,358
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    27,158        -           357,509        -

SHARES REDEEMED                  (233,192)     (59,169)    (3,287,898)    (773,295)

NET INCREASE (DECREASE)          136,006       486,881    $ 2,255,190    $ 5,833,063


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B SHARE TRANSACTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 13,346

CLASS T                46,918

CLASS B                31,737

CLASS C                13,867

INSTITUTIONAL CLASS    10,018

                      $ 115,886

ADVISOR NATURAL RESOURCES FUND - CLASS A
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED                                                PAST 1   PAST 5   PAST 10
JULY 31, 1998                                                YEAR     YEARS    YEARS

FIDELITY ADV NATURAL - CL A                                  -14.61%  63.54%   234.61%

FIDELITY ADV NATURAL - CL A (INCL. 5.75% SALES CHARGE)       -19.52%  54.13%   215.37%

S&P 500                                                      19.29%   180.53%  445.15%

GS NATURAL RESOURCES                                         -14.16%  N/A      N/A


CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5  PAST 10
JULY 31, 1998                YEAR     YEARS   YEARS

FIDELITY ADV NATURAL - CL A  -14.61%  10.34%  12.84%

FIDELITY ADV NATURAL - CL A  -19.52%  9.04%   12.17%
(INCL. 5.75% SALES CHARGE)

S&P 500                      19.29%   22.91%  18.48%

GS NATURAL RESOURCES         -14.16%  N/A     N/A

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER 10 YEARS
             FA NATURAL RESOURCES-CL A   S&P 500
             00247                       SP001
  1988/07/31       9425.00                    10000.00
  1988/08/31       9172.91                     9660.00
  1988/09/30       9132.25                    10071.52
  1988/10/31       9327.42                    10351.50
  1988/11/30       9115.98                    10203.48
  1988/12/31       9422.49                    10382.04
  1989/01/31      10184.08                    11142.00
  1989/02/28      10033.53                    10864.57
  1989/03/31      10228.36                    11117.71
  1989/04/30      10547.16                    11694.72
  1989/05/31      10795.12                    12168.36
  1989/06/30      10759.70                    12099.00
  1989/07/31      11539.00                    13191.54
  1989/08/31      11884.38                    13450.09
  1989/09/30      11565.57                    13394.95
  1989/10/31      11158.21                    13084.18
  1989/11/30      11654.13                    13351.10
  1989/12/31      12544.90                    13671.53
  1990/01/31      11753.61                    12754.17
  1990/02/28      12303.65                    12918.70
  1990/03/31      12535.25                    13261.04
  1990/04/30      11879.06                    12929.52
  1990/05/31      13085.30                    14190.14
  1990/06/30      12921.25                    14093.65
  1990/07/31      13558.14                    14048.55
  1990/08/31      13201.10                    12778.56
  1990/09/30      12786.15                    12156.25
  1990/10/31      11869.41                    12103.97
  1990/11/30      12062.40                    12885.89
  1990/12/31      11882.28                    13245.41
  1991/01/31      12274.33                    13822.91
  1991/02/28      14043.61                    14811.25
  1991/03/31      13711.87                    15169.68
  1991/04/30      13782.24                    15206.08
  1991/05/31      14445.71                    15862.99
  1991/06/30      13611.34                    15136.46
  1991/07/31      14063.71                    15841.82
  1991/08/31      14425.61                    16217.27
  1991/09/30      13862.66                    15946.44
  1991/10/31      14184.34                    16160.13
  1991/11/30      13038.34                    15508.87
  1991/12/31      13601.50                    17283.09
  1992/01/31      14446.18                    16961.62
  1992/02/29      14771.05                    17182.12
  1992/03/31      14402.86                    16847.07
  1992/04/30      14933.49                    17342.38
  1992/05/31      15334.17                    17427.35
  1992/06/30      14836.03                    17167.69
  1992/07/31      15431.64                    17869.85
  1992/08/31      15204.22                    17503.51
  1992/09/30      15355.83                    17710.06
  1992/10/31      15030.96                    17772.04
  1992/11/30      15225.88                    18378.07
  1992/12/31      15415.23                    18604.12
  1993/01/31      15909.39                    18760.39
  1993/02/28      16355.33                    19015.53
  1993/03/31      17440.07                    19416.76
  1993/04/30      18380.17                    18946.88
  1993/05/31      19284.11                    19454.65
  1993/06/30      19549.26                    19511.07
  1993/07/31      19284.11                    19433.03
  1993/08/31      20392.94                    20169.54
  1993/09/30      20284.47                    20014.23
  1993/10/31      21200.47                    20428.53
  1993/11/30      20405.00                    20234.46
  1993/12/31      21263.61                    20479.29
  1994/01/31      22556.50                    21175.59
  1994/02/28      21853.57                    20601.73
  1994/03/31      20510.47                    19703.49
  1994/04/30      20849.38                    19955.70
  1994/05/31      21125.53                    20282.97
  1994/06/30      20748.97                    19786.04
  1994/07/31      21451.89                    20435.02
  1994/08/31      22493.74                    21272.86
  1994/09/30      22380.77                    20751.67
  1994/10/31      22041.85                    21218.59
  1994/11/30      20598.34                    20445.80
  1994/12/31      20778.95                    20749.02
  1995/01/31      20370.77                    21287.04
  1995/02/28      20970.29                    22116.59
  1995/03/31      22143.80                    22769.25
  1995/04/30      23049.46                    23439.81
  1995/05/31      23368.35                    24376.70
  1995/06/30      24031.64                    24942.97
  1995/07/31      25039.34                    25770.08
  1995/08/31      25422.01                    25834.76
  1995/09/30      25638.85                    26924.99
  1995/10/31      24554.62                    26828.87
  1995/11/30      25804.68                    28006.65
  1995/12/31      26737.21                    28546.06
  1996/01/31      27753.38                    29517.77
  1996/02/29      28439.63                    29791.40
  1996/03/31      29310.63                    30078.29
  1996/04/30      31013.05                    30521.64
  1996/05/31      31593.72                    31308.80
  1996/06/30      31395.76                    31428.08
  1996/07/31      29693.34                    30039.59
  1996/08/31      31026.25                    30673.13
  1996/09/30      32345.95                    32399.41
  1996/10/31      33137.77                    33292.98
  1996/11/30      34800.60                    35809.60
  1996/12/31      34857.69                    35100.21
  1997/01/31      35422.42                    37293.27
  1997/02/28      33078.81                    37585.65
  1997/03/31      32217.60                    36041.26
  1997/04/30      32062.30                    38192.92
  1997/05/31      34984.75                    40518.11
  1997/06/30      34871.81                    42333.32
  1997/07/31      36933.06                    45701.78
  1997/08/31      37144.83                    43141.57
  1997/09/30      39812.22                    45504.43
  1997/10/31      37360.30                    43984.58
  1997/11/30      34248.25                    46020.63
  1997/12/31      34567.27                    46810.80
  1998/01/31      33618.17                    47328.53
  1998/02/28      34817.03                    50741.86
  1998/03/31      36332.26                    53340.35
  1998/04/30      37714.29                    53876.96
  1998/05/31      35782.78                    52950.81
  1998/06/30      34300.85                    55101.68
  1998/07/31      31536.80                    54514.84
IMATRL PRASUN   SHR__CHT 19980731 19980807 124026 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Class A on July 31, 1988, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $31,537 - a 215.37% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $54,515 - a 445.15% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore can not be used for this comparison.)
ADVISOR NATURAL RESOURCES FUND - CLASS T
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 1   PAST 5   PAST 10
JULY 31, 1998                     YEAR     YEARS    YEARS

FIDELITY ADV NATURAL - CL T       -14.69%  63.69%   234.92%

FIDELITY ADV NATURAL - CL T       -17.68%  57.96%   223.20%
(INCL. 3.50% SALES CHARGE)

S&P 500                           19.29%   180.53%  445.15%

GS NATURAL RESOURCES              -14.16%  N/A      N/A

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5  PAST 10
JULY 31, 1998                YEAR     YEARS   YEARS

FIDELITY ADV NATURAL - CL T  -14.69%  10.36%  12.85%

FIDELITY ADV NATURAL - CL T  -17.68%  9.57%   12.45%
(INCL. 3.50% SALES CHARGE)

S&P 500                      19.29%   22.91%  18.48%

GS NATURAL RESOURCES         -14.16%  N/A     N/A

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER 10 YEARS
             FA NATURAL RESOURCES-CL T   S&P 500
             00166                       SP001
  1988/07/31       9650.00                    10000.00
  1988/08/31       9391.89                     9660.00
  1988/09/30       9350.26                    10071.52
  1988/10/31       9550.09                    10351.50
  1988/11/30       9333.61                    10203.48
  1988/12/31       9647.43                    10382.04
  1989/01/31      10427.20                    11142.00
  1989/02/28      10273.06                    10864.57
  1989/03/31      10472.54                    11117.71
  1989/04/30      10798.95                    11694.72
  1989/05/31      11052.83                    12168.36
  1989/06/30      11016.56                    12099.00
  1989/07/31      11814.47                    13191.54
  1989/08/31      12168.09                    13450.09
  1989/09/30      11841.67                    13394.95
  1989/10/31      11424.58                    13084.18
  1989/11/30      11932.34                    13351.10
  1989/12/31      12844.38                    13671.53
  1990/01/31      12034.20                    12754.17
  1990/02/28      12597.37                    12918.70
  1990/03/31      12834.50                    13261.04
  1990/04/30      12162.64                    12929.52
  1990/05/31      13397.68                    14190.14
  1990/06/30      13229.71                    14093.65
  1990/07/31      13881.81                    14048.55
  1990/08/31      13516.24                    12778.56
  1990/09/30      13091.39                    12156.25
  1990/10/31      12152.76                    12103.97
  1990/11/30      12350.37                    12885.89
  1990/12/31      12165.94                    13245.41
  1991/01/31      12567.35                    13822.91
  1991/02/28      14378.87                    14811.25
  1991/03/31      14039.21                    15169.68
  1991/04/30      14111.26                    15206.08
  1991/05/31      14790.57                    15862.99
  1991/06/30      13936.28                    15136.46
  1991/07/31      14399.45                    15841.82
  1991/08/31      14769.99                    16217.27
  1991/09/30      14193.60                    15946.44
  1991/10/31      14522.96                    16160.13
  1991/11/30      13349.60                    15508.87
  1991/12/31      13926.20                    17283.09
  1992/01/31      14791.05                    16961.62
  1992/02/29      15123.68                    17182.12
  1992/03/31      14746.70                    16847.07
  1992/04/30      15290.00                    17342.38
  1992/05/31      15700.24                    17427.35
  1992/06/30      15190.21                    17167.69
  1992/07/31      15800.03                    17869.85
  1992/08/31      15567.19                    17503.51
  1992/09/30      15722.42                    17710.06
  1992/10/31      15389.79                    17772.04
  1992/11/30      15589.36                    18378.07
  1992/12/31      15783.24                    18604.12
  1993/01/31      16289.19                    18760.39
  1993/02/28      16745.78                    19015.53
  1993/03/31      17856.41                    19416.76
  1993/04/30      18818.95                    18946.88
  1993/05/31      19744.47                    19454.65
  1993/06/30      20015.96                    19511.07
  1993/07/31      19744.47                    19433.03
  1993/08/31      20879.78                    20169.54
  1993/09/30      20768.72                    20014.23
  1993/10/31      21706.58                    20428.53
  1993/11/30      20892.12                    20234.46
  1993/12/31      21771.23                    20479.29
  1994/01/31      23094.98                    21175.59
  1994/02/28      22375.27                    20601.73
  1994/03/31      21000.11                    19703.49
  1994/04/30      21347.11                    19955.70
  1994/05/31      21629.86                    20282.97
  1994/06/30      21244.30                    19786.04
  1994/07/31      21964.01                    20435.02
  1994/08/31      23030.72                    21272.86
  1994/09/30      22915.05                    20751.67
  1994/10/31      22568.05                    21218.59
  1994/11/30      21090.08                    20445.80
  1994/12/31      21275.00                    20749.02
  1995/01/31      20857.07                    21287.04
  1995/02/28      21470.90                    22116.59
  1995/03/31      22672.44                    22769.25
  1995/04/30      23599.71                    23439.81
  1995/05/31      23926.21                    24376.70
  1995/06/30      24605.34                    24942.97
  1995/07/31      25637.09                    25770.08
  1995/08/31      26028.90                    25834.76
  1995/09/30      26250.92                    26924.99
  1995/10/31      25140.81                    26828.87
  1995/11/30      26420.70                    28006.65
  1995/12/31      27375.50                    28546.06
  1996/01/31      28415.93                    29517.77
  1996/02/29      29118.56                    29791.40
  1996/03/31      30010.35                    30078.29
  1996/04/30      31753.41                    30521.64
  1996/05/31      32347.94                    31308.80
  1996/06/30      32145.26                    31428.08
  1996/07/31      30402.20                    30039.59
  1996/08/31      31766.93                    30673.13
  1996/09/30      33131.65                    32399.41
  1996/10/31      33942.37                    33292.98
  1996/11/30      35658.41                    35809.60
  1996/12/31      35729.89                    35100.21
  1997/01/31      36305.25                    37293.27
  1997/02/28      33917.51                    37585.65
  1997/03/31      33025.70                    36041.26
  1997/04/30      32896.24                    38192.92
  1997/05/31      35888.12                    40518.11
  1997/06/30      35773.05                    42333.32
  1997/07/31      37887.50                    45701.78
  1997/08/31      38117.64                    43141.57
  1997/09/30      40848.06                    45504.43
  1997/10/31      38338.02                    43984.58
  1997/11/30      35124.53                    46020.63
  1997/12/31      35448.91                    46810.80
  1998/01/31      34467.98                    47328.53
  1998/02/28      35702.60                    50741.86
  1998/03/31      37258.56                    53340.35
  1998/04/30      38662.31                    53876.96
  1998/05/31      36683.53                    52950.81
  1998/06/30      35161.40                    55101.68
  1998/07/31      32320.07                    54514.84
IMATRL PRASUN   SHR__CHT 19980731 19980807 125024 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Class T on July 31, 1988, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $32,320 - a 223.20% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $54,515 - a 445.15% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore can not be used for this comparison.)
ADVISOR NATURAL RESOURCES FUND - CLASS B
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 1995.
Class B shares bear a 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect
Class T shares' prior 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years and 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                  PAST 1   PAST 5   PAST 10
JULY 31, 1998                                  YEAR     YEARS    YEARS

FIDELITY ADV NATURAL - CL B                    -15.12%  60.70%   228.80%

FIDELITY ADV NATURAL - CL B                    -18.74%  58.70%   228.80%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%   180.53%  445.15%

GS NATURAL RESOURCES                           -14.16%  N/A      N/A

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                  PAST 1   PAST 5  PAST 10
JULY 31, 1998                                  YEAR     YEARS   YEARS

FIDELITY ADV NATURAL - CL B                    -15.12%  9.95%   12.64%

FIDELITY ADV NATURAL - CL B                    -18.74%  9.68%   12.64%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%   22.91%  18.48%

GS NATURAL RESOURCES                           -14.16%  N/A     N/A

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER 10 YEARS
             FA NATURAL RESOURCES-CL B   S&P 500
             00656                       SP001
  1988/07/31      10000.00                    10000.00
  1988/08/31       9732.53                     9660.00
  1988/09/30       9689.39                    10071.52
  1988/10/31       9896.46                    10351.50
  1988/11/30       9672.13                    10203.48
  1988/12/31       9997.33                    10382.04
  1989/01/31      10805.39                    11142.00
  1989/02/28      10645.66                    10864.57
  1989/03/31      10852.37                    11117.71
  1989/04/30      11190.62                    11694.72
  1989/05/31      11453.71                    12168.36
  1989/06/30      11416.13                    12099.00
  1989/07/31      12242.97                    13191.54
  1989/08/31      12609.42                    13450.09
  1989/09/30      12271.16                    13394.95
  1989/10/31      11838.95                    13084.18
  1989/11/30      12365.12                    13351.10
  1989/12/31      13310.24                    13671.53
  1990/01/31      12470.67                    12754.17
  1990/02/28      13054.27                    12918.70
  1990/03/31      13300.00                    13261.04
  1990/04/30      12603.77                    12929.52
  1990/05/31      13883.60                    14190.14
  1990/06/30      13709.55                    14093.65
  1990/07/31      14385.30                    14048.55
  1990/08/31      14006.47                    12778.56
  1990/09/30      13566.21                    12156.25
  1990/10/31      12593.53                    12103.97
  1990/11/30      12798.31                    12885.89
  1990/12/31      12607.19                    13245.41
  1991/01/31      13023.17                    13822.91
  1991/02/28      14900.38                    14811.25
  1991/03/31      14548.40                    15169.68
  1991/04/30      14623.06                    15206.08
  1991/05/31      15327.02                    15862.99
  1991/06/30      14441.74                    15136.46
  1991/07/31      14921.71                    15841.82
  1991/08/31      15305.69                    16217.27
  1991/09/30      14708.39                    15946.44
  1991/10/31      15049.70                    16160.13
  1991/11/30      13833.78                    15508.87
  1991/12/31      14431.30                    17283.09
  1992/01/31      15327.51                    16961.62
  1992/02/29      15672.21                    17182.12
  1992/03/31      15281.55                    16847.07
  1992/04/30      15844.56                    17342.38
  1992/05/31      16269.68                    17427.35
  1992/06/30      15741.15                    17167.69
  1992/07/31      16373.09                    17869.85
  1992/08/31      16131.80                    17503.51
  1992/09/30      16292.66                    17710.06
  1992/10/31      15947.96                    17772.04
  1992/11/30      16154.78                    18378.07
  1992/12/31      16355.69                    18604.12
  1993/01/31      16879.99                    18760.39
  1993/02/28      17353.14                    19015.53
  1993/03/31      18504.05                    19416.76
  1993/04/30      19501.50                    18946.88
  1993/05/31      20460.59                    19454.65
  1993/06/30      20741.93                    19511.07
  1993/07/31      20460.59                    19433.03
  1993/08/31      21637.08                    20169.54
  1993/09/30      21521.99                    20014.23
  1993/10/31      22493.86                    20428.53
  1993/11/30      21649.86                    20234.46
  1993/12/31      22560.86                    20479.29
  1994/01/31      23932.62                    21175.59
  1994/02/28      23186.81                    20601.73
  1994/03/31      21761.77                    19703.49
  1994/04/30      22121.36                    19955.70
  1994/05/31      22414.36                    20282.97
  1994/06/30      22014.82                    19786.04
  1994/07/31      22760.63                    20435.02
  1994/08/31      23866.03                    21272.86
  1994/09/30      23746.17                    20751.67
  1994/10/31      23386.58                    21218.59
  1994/11/30      21855.00                    20445.80
  1994/12/31      22046.63                    20749.02
  1995/01/31      21613.55                    21287.04
  1995/02/28      22249.64                    22116.59
  1995/03/31      23494.75                    22769.25
  1995/04/30      24455.66                    23439.81
  1995/05/31      24794.00                    24376.70
  1995/06/30      25497.76                    24942.97
  1995/07/31      26553.40                    25770.08
  1995/08/31      26959.42                    25834.76
  1995/09/30      27162.42                    26924.99
  1995/10/31      26025.58                    26828.87
  1995/11/30      27324.83                    28006.65
  1995/12/31      28272.27                    28546.06
  1996/01/31      29350.51                    29517.77
  1996/02/29      30050.67                    29791.40
  1996/03/31      30946.87                    30078.29
  1996/04/30      32711.26                    30521.64
  1996/05/31      33299.39                    31308.80
  1996/06/30      33061.34                    31428.08
  1996/07/31      31254.94                    30039.59
  1996/08/31      32627.24                    30673.13
  1996/09/30      34013.55                    32399.41
  1996/10/31      34839.73                    33292.98
  1996/11/30      36590.12                    35809.60
  1996/12/31      36650.16                    35100.21
  1997/01/31      37216.53                    37293.27
  1997/02/28      34757.29                    37585.65
  1997/03/31      33833.21                    36041.26
  1997/04/30      33669.26                    38192.92
  1997/05/31      36724.68                    40518.11
  1997/06/30      36590.54                    42333.32
  1997/07/31      38736.79                    45701.78
  1997/08/31      38945.45                    43141.57
  1997/09/30      41723.06                    45504.43
  1997/10/31      39141.23                    43984.58
  1997/11/30      35847.74                    46020.63
  1997/12/31      36165.91                    46810.80
  1998/01/31      35152.08                    47328.53
  1998/02/28      36393.15                    50741.86
  1998/03/31      37966.34                    53340.35
  1998/04/30      39382.21                    53876.96
  1998/05/31      37354.54                    52950.81
  1998/06/30      35781.35                    55101.68
  1998/07/31      32879.69                    54514.84
IMATRL PRASUN   SHR__CHT 19980731 19980807 124257 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Class B on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $32,880 - a 228.80% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $54,515 - a 445.15% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore can not be used for this comparison.)
ADVISOR NATURAL RESOURCES FUND - CLASS C
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between July 3, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 1   PAST 5   PAST 10
JULY 31, 1998                     YEAR     YEAR     YEARS

FIDELITY ADV NATURAL - CL C       -15.42%  60.13%   227.63%

FIDELITY ADV NATURAL - CL C       -16.22%  60.13%   227.63%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                           19.29%   180.53%  445.15%

GS NATURAL RESOURCES              -14.16%  N/A      N/A

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5  PAST 10
JULY 31, 1998                YEAR     YEARS   YEARS

FIDELITY ADV NATURAL - CL C  -15.42%  9.87%   12.60%

FIDELITY ADV NATURAL - CL C  -16.22%  9.87%   12.60%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                      19.29%   22.91%  18.48%

GS NATURAL RESOURCES         -14.16%  N/A     N/A

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER 10 YEARS
             FA NATURAL RESOURCES-CL C   S&P 500
             00528                       SP001
  1988/07/31      10000.00                    10000.00
  1988/08/31       9732.53                     9660.00
  1988/09/30       9689.38                    10071.52
  1988/10/31       9896.46                    10351.50
  1988/11/30       9672.12                    10203.48
  1988/12/31       9997.32                    10382.04
  1989/01/31      10805.37                    11142.00
  1989/02/28      10645.65                    10864.57
  1989/03/31      10852.36                    11117.71
  1989/04/30      11190.61                    11694.72
  1989/05/31      11453.71                    12168.36
  1989/06/30      11416.12                    12099.00
  1989/07/31      12242.97                    13191.54
  1989/08/31      12609.41                    13450.09
  1989/09/30      12271.15                    13394.95
  1989/10/31      11838.94                    13084.18
  1989/11/30      12365.12                    13351.10
  1989/12/31      13310.23                    13671.53
  1990/01/31      12470.67                    12754.17
  1990/02/28      13054.27                    12918.70
  1990/03/31      13300.00                    13261.04
  1990/04/30      12603.76                    12929.52
  1990/05/31      13883.59                    14190.14
  1990/06/30      13709.54                    14093.65
  1990/07/31      14385.28                    14048.55
  1990/08/31      14006.47                    12778.56
  1990/09/30      13566.19                    12156.25
  1990/10/31      12593.53                    12103.97
  1990/11/30      12798.31                    12885.89
  1990/12/31      12607.19                    13245.41
  1991/01/31      13023.15                    13822.91
  1991/02/28      14900.36                    14811.25
  1991/03/31      14548.38                    15169.68
  1991/04/30      14623.06                    15206.08
  1991/05/31      15327.02                    15862.99
  1991/06/30      14441.72                    15136.46
  1991/07/31      14921.70                    15841.82
  1991/08/31      15305.68                    16217.27
  1991/09/30      14708.38                    15946.44
  1991/10/31      15049.70                    16160.13
  1991/11/30      13833.77                    15508.87
  1991/12/31      14431.29                    17283.09
  1992/01/31      15327.50                    16961.62
  1992/02/29      15672.20                    17182.12
  1992/03/31      15281.55                    16847.07
  1992/04/30      15844.54                    17342.38
  1992/05/31      16269.68                    17427.35
  1992/06/30      15741.13                    17167.69
  1992/07/31      16373.07                    17869.85
  1992/08/31      16131.79                    17503.51
  1992/09/30      16292.65                    17710.06
  1992/10/31      15947.95                    17772.04
  1992/11/30      16154.77                    18378.07
  1992/12/31      16355.67                    18604.12
  1993/01/31      16879.97                    18760.39
  1993/02/28      17353.12                    19015.53
  1993/03/31      18504.04                    19416.76
  1993/04/30      19501.49                    18946.88
  1993/05/31      20460.58                    19454.65
  1993/06/30      20741.91                    19511.07
  1993/07/31      20460.58                    19433.03
  1993/08/31      21637.07                    20169.54
  1993/09/30      21521.97                    20014.23
  1993/10/31      22493.85                    20428.53
  1993/11/30      21649.85                    20234.46
  1993/12/31      22560.84                    20479.29
  1994/01/31      23932.61                    21175.59
  1994/02/28      23186.79                    20601.73
  1994/03/31      21761.75                    19703.49
  1994/04/30      22121.35                    19955.70
  1994/05/31      22414.34                    20282.97
  1994/06/30      22014.81                    19786.04
  1994/07/31      22760.61                    20435.02
  1994/08/31      23866.01                    21272.86
  1994/09/30      23746.16                    20751.67
  1994/10/31      23386.57                    21218.59
  1994/11/30      21854.99                    20445.80
  1994/12/31      22046.61                    20749.02
  1995/01/31      21613.54                    21287.04
  1995/02/28      22249.63                    22116.59
  1995/03/31      23494.73                    22769.25
  1995/04/30      24455.63                    23439.81
  1995/05/31      24793.98                    24376.70
  1995/06/30      25497.74                    24942.97
  1995/07/31      26553.38                    25770.08
  1995/08/31      26959.40                    25834.76
  1995/09/30      27162.41                    26924.99
  1995/10/31      26025.57                    26828.87
  1995/11/30      27324.81                    28006.65
  1995/12/31      28272.26                    28546.06
  1996/01/31      29350.49                    29517.77
  1996/02/29      30050.64                    29791.40
  1996/03/31      30946.84                    30078.29
  1996/04/30      32711.24                    30521.64
  1996/05/31      33299.37                    31308.80
  1996/06/30      33061.32                    31428.08
  1996/07/31      31254.92                    30039.59
  1996/08/31      32627.22                    30673.13
  1996/09/30      34013.52                    32399.41
  1996/10/31      34839.71                    33292.98
  1996/11/30      36590.10                    35809.60
  1996/12/31      36650.13                    35100.21
  1997/01/31      37216.50                    37293.27
  1997/02/28      34757.26                    37585.65
  1997/03/31      33833.18                    36041.26
  1997/04/30      33669.23                    38192.92
  1997/05/31      36724.66                    40518.11
  1997/06/30      36590.52                    42333.32
  1997/07/31      38736.76                    45701.78
  1997/08/31      38945.42                    43141.57
  1997/09/30      41723.02                    45504.43
  1997/10/31      39141.21                    43984.58
  1997/11/30      35836.15                    46020.63
  1997/12/31      36150.16                    46810.80
  1998/01/31      35147.91                    47328.53
  1998/02/28      36357.53                    50741.86
  1998/03/31      37912.74                    53340.35
  1998/04/30      39312.44                    53876.96
  1998/05/31      37273.38                    52950.81
  1998/06/30      35683.60                    55101.68
  1998/07/31      32763.25                    54514.84
IMATRL PRASUN   SHR__CHT 19980731 19980807 124524 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Class C on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $32,763 - a 227.63% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $54,515 - a 445.15% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore can not be used for this comparison.)
ADVISOR NATURAL RESOURCES FUND
FUND TALK: THE MANAGER'S OVERVIEW


(Photograp of Larry Rakers)
An interview with Larry Rakers, Portfolio Manager of Fidelity Advisor Natural Resources Fund
Q. HOW DID THE FUND PERFORM, LARRY?
A. For the 12 months that ended July 31, 1998, the fund's Class A, Class T, Class B and Class C shares returned -14.61%, -14.69%, -15.12%, and -15.42%, respectively. During the same period, the Standard & Poor's 500 Index returned 19.29%. Beginning this period, the fund also compares itself to the Goldman Sachs Natural Resources Index - an index of stocks designed to measure the performance of companies in the natural resources sector - which returned -14.16% over the same 12-month period.
Q. WHAT FACTORS HURT THE FUND'S PERFORMANCE DURING THE PERIOD?
A. The financial crisis in Asia has been the primary cause for declining commodity prices. Most natural resources commodities - with the exception of palladium, platinum and silver - are down about 20% to 30% over the past year. Natural resources stock prices move in close tandem with commodity prices, so it has been a difficult environment for the sector and for the fund. Historically, Asia represented about 40% of the annual increase in demand for most commodities. Since demand for a typical commodity grows only 2% to 2
 % each year, difficulties in Asia have resulted in a decline in annual demand growth, causing a severe decline in commodity prices. In addition, investor sentiment has been negative toward this sector, causing further downward pressure on stock prices.
Q. WERE THERE ANY OTHER FACTORS THAT CAUSED THE STEEP DECLINE IN COMMODITY AND OIL PRICES?
A. With regard to oil, OPEC raised oil production quotas in November, just as Asia was starting to fall apart, leading to over-supply and further pressure on prices. We also had one of the warmest weather patterns in recent history in the U.S., Europe and Asia, causing lower demand for oil. Reduced demand, combined with increased supply, resulted in the price of a barrel of oil losing about 40% of its value during the period.
Q. IN LIGHT OF THE NEGATIVE ENVIRONMENT, WERE THERE ANY SPECIFIC STRATEGIES YOU UTILIZED TO MINIMIZE RISKS TO THE FUND?
A. I have increased the fund's holdings in energy stocks because there is a possibility that OPEC will cut production, causing a rise in oil prices and an appreciation in the price of energy stocks. I also have focused on integrated oil companies such as Exxon, USX-Marathon, and Total SA. These companies' balance sheets looked good, and they are diversified organizations that produce oil and gas, and have refining and chemical operations. As a result, they tend to have more stable earnings growth and offer higher dividend yields than some of the non-integrated energy companies. More recently, I have put about 15% of the portfolio into energy service companies and drillers such as Schlumberger. I believe energy services companies can outperform other natural resources stocks if oil prices rebound.
Q. WERE THERE ANY STOCKS OR STRATEGIES THAT HELPED THE FUND'S PERFORMANCE? WHAT WERE THE DISAPPOINTMENTS?
A. There were a couple of factors that helped the fund's performance. First, the fund was overweighted in European integrated oil companies such as Elf Aquitaine, Total SA and British Petroleum relative to U.S. integrated oil companies. I believed their valuations were more reasonable than their U.S. counterparts, and they were growing their earnings and oil production faster in markets that were growing faster than the U.S. integrated oil companies. On the negative side, while the fund had limited exposure to gold, just about every gold stock in the fund has performed poorly. The supply and demand picture for gold indicates that we consume more than we mine, which should be good for gold prices. However, it is difficult to predict the direction of gold prices. The central banks of governments around the world hold huge reserves of gold, and many have been selling recently, putting downward pressure on prices.
Q. WHAT'S YOUR OUTLOOK FOR THE NATURAL RESOURCES SECTOR?
A. The continued decline in commodity prices seems to be telling us that Asia isn't getting better any time soon. Of course, no one really knows how long it will take for Asia to rebound, so I will continue to focus on individual stock selection and picking companies that I think have the best business prospects and earnings outlooks. I believe the natural resources sector is setting itself up for a great rally; the only problem is that it is impossible to say exactly when it is going to happen. Commodity prices have been beaten down for an extended period and producers have responded by not adding to supply. We can have a strong rally when demand picks up, because commodity prices would spike upward quickly during the lag time before supply increases. In addition, when Asia gets its financial troubles worked out - and assuming the U.S. and Europe continue to do well - we may see signs of inflation. This sector traditionally has been a great tool for hedging against a period of inflation.


The views expressed in this report refect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

(checkmark)
FUND FACTS
START DATE: December 29, 1987
SIZE: as of July 31, 1998, more than $400 million
MANAGER: Lawrence Rakers, since 1997; joined Fidelity in 1993
ADVISOR NATURAL RESOURCES FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                                % OF FUND'S
                                INVESTMENTS

TOTAL SA SPONSORED ADR          6.5

USX-MARATHON GROUP              6.4

ELF AQUITAINE SA SPONSORED ADR  5.5

EXXON CORP.                     5.3

MOBIL CORP.                     4.8

TEXACO, INC.                    4.7

CHEVRON CORP.                   3.9

TOSCO CORP.                     3.5

BRITISH PETROLEUM CO. PLC ADR   2.8

PHILLIPS PETROLEUM CO.          2.7

TOP INDUSTRIES AS OF JULY 31, 1998
OIL & GAS EXPLORATION 31.4%
CRUDE PETROLEUM & GAS 23.8%
PETROLEUM REFINERS 12.9%
OIL & GAS SERVICES 9.2%
GOLD ORES 4.0%
ALL OTHERS 18.7%
ROW: 1, COL: 1, VALUE: 31.4
ROW: 1, COL: 2, VALUE: 23.8
ROW: 1, COL: 3, VALUE: 12.9
ROW: 1, COL: 4, VALUE: 9.199999999999999
ROW: 1, COL: 5, VALUE: 4.0
ROW: 1, COL: 6, VALUE: 18.7
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR NATURAL RESOURCES FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 96.4%
                                              SHARES    VALUE (NOTE 1)
CHEMICALS & PLASTICS - 1.6%
CHEMICALS - 1.6%
E. I. du Pont de Nemours and Co.   50,000 $ 3,100,000
MacDermid, Inc.   25,000  870,313
Quaker State Corp.   30,000  461,250
Sasol, Ltd.   344,100  2,148,869
  6,580,432
ENERGY SERVICES - 11.1%
DRILLING - 1.9%
Atwood Oceanics, Inc. (a)  32,500  995,313
Helmerich & Payne, Inc.   55,000  1,127,500
Nabors Industries, Inc. (a)  40,000  682,500
Noble Drilling Corp. (a)  44,900  847,488
Transocean Offshore, Inc.   99,610  3,928,369
  7,581,170
OIL & GAS SERVICES - 9.2%
BJ Services Co. (a)  115,000  2,422,188
Coflexip sponsored ADR  67,000  3,316,500
Dresser Industries, Inc.   240,000  8,475,000
McDermott International, Inc.   60,800  1,577,000
Schlumberger Ltd.   135,200  8,188,050
Smith International, Inc. (a)  65,000  1,698,125
Varco International, Inc. (a)  210,000  3,333,750
Western Atlas, Inc.   119,500  7,819,781
  36,830,394
TOTAL ENERGY SERVICES   44,411,564
ENGINEERING - 0.2%
ARCHITECTS & ENGINEERS - 0.2%
Stolt Comex Seaway SA Class A
 sponsored ADR (a)  25,350  339,056
Stolt Comex Seaway SA  45,700  662,650
  1,001,706
GAS - 0.2%
GAS DISTRIBUTION - 0.2%
MCN Energy Group, Inc.   28,500  707,156
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
INDUSTRIAL MACHINERY - WHOLESALE - 0.0%
CE Franklin Ltd. (a)  40,000  178,589
METALS & MINING - 2.2%
METAL MINING - 0.2%
Breakwater Resources Ltd. (a)  825,300  851,584
Columbia Metals Ltd. (a)  1,479,900  146,830
  998,414
METAL MINING SERVICES - 0.0%
Minefinders Corp. Ltd. (c)  150,000  133,942
MISCELLANEOUS NONMETAL MINERALS - 0.1%
Camphor Ventures, Inc. (a)  585,900  325,532
MISCELLANEOUS METAL ORES, NEC - 0.2%
Anglo American Platinum Corp. Ltd.   50,000  681,633
PRIME NONFERROUS SMELTING - 1.7%
Aluminum Co. of America  94,000  6,515,375
TOTAL METALS & MINING   8,654,896
OIL & GAS - 71.1%
CRUDE PETROLEUM & GAS - 23.8%
Anadarko Petroleum Corp.   100,000  3,431,250
Burlington Resources, Inc.   41,365  1,499,481

                                              SHARES    VALUE (NOTE 1)
EEX Corp. (a)  155,000 $ 1,085,000
Eni Spa sponsored ADR  55,300  3,573,763
Elf Aquitaine SA sponsored ADR  340,400  22,083,450
Enron Oil & Gas Co.   35,000  555,625
HS Resources, Inc. (a)  35,000  387,188
Louis Dreyfus Natural Gas Corp. (a)  55,000  742,500
Magnum Hunter Resources, Inc. (a)  180,000  888,750
Occidental Petroleum Corp.   239,800  5,335,550
Oryx Energy Co. (a)  150,000  2,765,625
Paramount Resources Ltd. (c)  167,300  1,549,228
Penn West Petroleum Ltd. (a)  33,000  371,069
Petrobras PN (Pfd. Reg.)  45,480,000  9,972,400
Plains Resources, Inc. (a)  199,600  3,567,850
Probe Exploration, Inc. (a)  50,000  133,942
Rio Alto Exploration Ltd. (a)  155,000  1,563,482
Suncor, Inc.   82,000  2,768,859
Talisman Energy, Inc. (a)  20,000  506,003
Total SA sponsored ADR  453,000  25,905,938
Ulster Petroleums Ltd. (a)  90,000  625,062
Vastar Resources, Inc.   50,000  2,137,500
Vintage Petroleum, Inc.   15,000  214,688
YPF Sociedad Anonima
 sponsored ADR:
 representing Class D shares  90,000  2,632,500
 Class D  30,000  879,431
  95,176,134
OIL & GAS EXPLORATION - 31.4%
Amerada Hess Corp.   175,000  8,870,313
Berkley Petroleum Corp. (a)  81,900  677,151
Chevron Corp.   190,000  15,698,750
Companie Generale de Geophsique
 SA (a)  65,000  1,625,000
Exxon Corp.   300,000  21,037,500
Kerr-McGee Corp.   16,000  821,000
Mobil Corp.   277,300  19,341,675
Petro-Canada  195,000  2,792,440
Phillips Petroleum Co.   242,200  10,702,213
Texaco, Inc.   310,000  18,851,875
USX-Marathon Group   750,000  25,593,750
  126,011,667
OIL FIELD EQUIPMENT - 3.0%
Camco International, Inc.   55,000  3,905,000
Cooper Cameron Corp. (a)  87,600  3,071,475
EVI Weatherford, Inc. (a)  190,000  4,892,500
  11,868,975
PETROLEUM REFINERS - 12.9%
British Petroleum Co. PLC ADR  141,850  11,383,463
Coastal Corp. (The)  102,800  3,366,700
Frontier Oil Corp. (a)  992,400  7,380,975
Imperial Oil Ltd.   160,000  2,645,765
Royal Dutch Petroleum Co.   81,000  4,131,000
Shell Canada Ltd. Class A  47,500  820,022
Shell Transport & Trading Co. PLC
 ADR   46,100  1,789,256
Sun Co., Inc.   10,000  374,375
Tesoro Petroleum Corp. (a)  129,300  2,060,719
Tosco Corp.   500,000  14,000,000
Ultramar Diamond Shamrock Corp.   64,800  1,696,950
Valero Energy Corp.   81,800  1,958,088
  51,607,313
TOTAL OIL & GAS   284,664,089
COMMON STOCKS - CONTINUED
                                              SHARES    VALUE (NOTE 1)
PACKAGING & CONTAINERS - 1.0%
GLASS CONTAINERS - 1.0%
Owens-Illinois, Inc. (a)  95,400 $ 4,209,525
PRECIOUS METALS - 6.4%
GOLD & SILVER ORES - 2.3%
Getchell Gold Corp. (a)  564,500  7,620,750
Industrias Penoles SA  400,000  1,300,448
Mentor Exploration & Development
 Co. Ltd.   64,800  128,584
  9,049,782
GOLD ORES - 4.0%
De Beers Consolidated Mines Ltd. ADR  75,000  1,226,953
Euro-Nevada Mining Ltd.   327,000  4,012,204
First Dynasty Mines Ltd. (a)  426,700  62,092
Golden Knight Resources, Inc. (a)  25,000  12,402
Greenstone Resources Ltd. (a)  991,700  2,427,020
Greenstone Resources Ltd.
 warrants 2/28/02 (a)  50,700  46,949
Greenstone Resources Ltd. (c)  148,300  362,939
Indochina Goldfields Ltd. (a)  133,800  106,201
Kalahari Goldridge Mining Co. Ltd. (a)  1,000,000  316,735
Meridian Gold, Inc. (a)  793,400  2,991,289
Mountain Province Mining, Inc. (a)  135,000  245,560
Stillwater Mining Co. (a)  125,000  3,421,867
William Resources, Inc. (a)  6,510,000  602,838
William Resources, Inc. (c)  686,000  63,525
William Resources, Inc. warrants
 12/31/02 (a)(c)  1,029,000  7
TVI Pacific, Inc. (a)  459,200  16,705
TVI Pacific, Inc. (c)  1,860,000  67,665
  15,982,951
SILVER ORES - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  38,500  437,938
TOTAL PRECIOUS METALS   25,470,671
SHIP BUILDING & REPAIR - 0.4%
SHIP BUILDERS - 0.4%
Halter Marine Group, Inc. (a)  100,000  1,587,500
TRUCKING & FREIGHT - 2.2%
AIR COURIER SERVICES - 1.8%
CNF Transportation, Inc.   164,000  7,093,000
FREIGHT FORWARDING - 0.4%
Expeditors International of
 Washington, Inc.   40,000  1,595,000
TOTAL TRUCKING & FREIGHT   8,688,000
TOTAL COMMON STOCKS
 (Cost $440,437,053)   386,154,128
CASH EQUIVALENTS - 3.6%
Taxable Central Cash Fund (b)
 (Cost $14,396,596)  14,396,596  14,396,596
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $454,833,649)  $ 400,550,724
LEGEND
(a)Non-income producing
(b)At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,177,306 or 0.5% of net assets.
OTHER INFORMATION
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States                       67.6%
France                              13.2
Canada                               6.8
United Kingdom                       3.3
Brazil                               2.5
Netherlands Antilles                 2.0
South Africa                         1.1
Netherlands                          1.0
Others (individually less than 1%)   2.5
TOTAL                              100.0%
INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $456,193,756. Net unrealized depreciation aggregated $55,643,032 of which $18,087,786 related to appreciated investment securities and $73,730,818 related to depreciated investment securities.
The fund hereby designates approximately $68,594,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 12%, 11%, 12%, 27% and 9% of Class A's, Class T's, Class B's, Class C's and Institutional Class' dividend distributions during the fiscal year qualifies for the dividend-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of applicable percentages for use in preparing 1998 income tax returns.
ADVISOR NATURAL RESOURCES FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                   JULY 31, 1998


ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                           $ 400,550,724
(COST $454,833,649) -
SEE ACCOMPANYING SCHEDULE

FOREIGN CURRENCY HELD AT VALUE                                                                                396,065
(COST $405,952)

RECEIVABLE FOR INVESTMENTS SOLD                                                                               3,696,838

RECEIVABLE FOR FUND SHARES SOLD                                                                               272,195

DIVIDENDS RECEIVABLE                                                                                          1,014,746

INTEREST RECEIVABLE                                                                                           83,017

OTHER RECEIVABLES                                                                                             21,003

PREPAID EXPENSES                                                                                              3,531

 TOTAL ASSETS                                                                                                 406,038,119

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                               $ 3,362,255

PAYABLE FOR FUND SHARES REDEEMED                                                                 2,009,133

ACCRUED MANAGEMENT FEE                                                                           215,043

DISTRIBUTION FEES PAYABLE                                                                        199,851

OTHER PAYABLES AND ACCRUED EXPENSES                                                              185,373

 TOTAL LIABILITIES                                                                                            5,971,655

NET ASSETS                                                                                                   $ 400,066,464

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                              $ 433,976,081

UNDISTRIBUTED NET INVESTMENT INCOME                                                                           259,207

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS           20,092,932

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                     (54,261,756)
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                                   $ 400,066,464

CALCULATION OF MAXIMUM                                                                                       $18.94
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($6,474,198 (DIVIDED BY)
  341,764 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                             $20.10
 (100/94.25 OF $18.94)

 CLASS T:                                                                                                     $19.11
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($342,346,685 (DIVIDED BY)
  17,911,164 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                             $19.80
 (100/96.50 OF $19.11)

 CLASS B:                                                                                                     $18.81
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($44,351,235 (DIVIDED BY)
  2,358,074 SHARES) A

 CLASS C:                                                                                                     $18.96
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($2,972,053 (DIVIDED BY)
  156,714 SHARES) A

 INSTITUTIONAL CLASS:                                                                                         $19.15
 NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  ($3,922,293 (DIVIDED BY) 204,836 SHARES)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS

                                                                    YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                                 $ 7,051,972
DIVIDENDS

INTEREST                                                                           1,481,596

 TOTAL INCOME                                                                      8,533,568

EXPENSES

MANAGEMENT FEE                                                    $ 3,365,961

TRANSFER AGENT FEES                                                1,385,449

DISTRIBUTION FEES                                                  3,072,443

ACCOUNTING FEES AND EXPENSES                                       396,771

NON-INTERESTED TRUSTEES' COMPENSATION                              2,910

CUSTODIAN FEES AND EXPENSES                                        89,430

REGISTRATION FEES                                                  59,186

AUDIT                                                              48,696

 TOTAL EXPENSES BEFORE REDUCTIONS                                  8,420,846

 EXPENSE REDUCTIONS                                                (224,560)       8,196,286

NET INVESTMENT INCOME                                                              337,282

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             54,122,882

 FOREIGN CURRENCY TRANSACTIONS                                     (126,929)       53,995,953

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             (134,866,393)

 ASSETS AND LIABILITIES IN                                         25,527          (134,840,866)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                    (80,844,913)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (80,507,631)


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                                           YEAR ENDED  NINE MONTHS ENDED
                                                                                            JULY 31,    JULY 31,
                                                                                            1998        1997



OPERATIONS                                                                                  $ 337,282       $ (812,585)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                                    53,995,953      83,721,448

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                       (134,840,866)   (11,245,423)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            (80,507,631)    71,663,440

DISTRIBUTIONS TO SHAREHOLDERS                                                               (30,726)        (376,703)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                                                          -               (156,340)

 FROM NET REALIZED GAIN                                                                      (102,298,827)   (41,625,679)

 TOTAL DISTRIBUTIONS                                                                         (102,329,553)   (42,158,722)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                                                 (110,795,873)   13,485,202

REDEMPTION FEES                                                                               157,401         60,962

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                     (293,475,656)   43,050,882

NET ASSETS

 BEGINNING OF PERIOD                                                                          693,542,120     650,491,238

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF NET INVESTMENT INCOME OF $259,207 AND
$(1,677),                                                                                    $ 400,066,464   $ 693,542,120
RESPECTIVELY)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS - CLASS A

                                                                   YEAR ENDED  NINE MONTHS   YEAR ENDED
                                                                   JULY 31,    ENDED         OCTOBER 31,
                                                                               JULY 31,

SELECTED PER-SHARE DATA                                            1998        1997          1996 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 26.16    $ 25.11      $ 23.65

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     .06        (.05)        .00

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            (3.33)     2.81         1.46

 TOTAL FROM INVESTMENT OPERATIONS                                   (3.27)     2.76         1.46

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         -          (.10)        -

 IN EXCESS OF NET INVESTMENT INCOME                                 -          (.04)        -

 FROM NET REALIZED GAIN                                             (3.96)     (1.57)       -

 TOTAL DISTRIBUTIONS                                                (3.96)     (1.71)       -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01        -            -

NET ASSET VALUE, END OF PERIOD                                     $ 18.94    $ 26.16      $ 25.11

TOTAL RETURN B, C                                                   (14.61)%   11.45%       6.17%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 6,474    $ 6,372      $ 1,609

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.34%      1.71% A, F   1.66% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.30% G    1.68% A, G   1.58% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         .28%       (.28)% A     (.01)% A

PORTFOLIO TURNOVER                                                  97%        116% A       137%

AVERAGE COMMISSION RATE H                                          $ .0185    $ .0286      $ .0337

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO
OCTOBER 31, 1996. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER. G
FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES
TO FINANCIAL STATEMENTS). H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
DIFFER.


FINANCIAL HIGHLIGHTS - CLASS T

                                                      YEAR ENDED   NINE MONTHS   YEARS ENDED OCTOBER 31,
                                                      JULY 31,     ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                  1998       1997         1996       1995       1994       1993

NET ASSET VALUE, BEGINNING OF PERIOD                     $ 26.34    $ 25.12      $ 19.25    $ 17.56    $ 17.59    $ 13.88

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)                            .02 D      (.02) D      .00 D      (.05) D    (.11) D    .22

 NET REALIZED AND UNREALIZED GAIN (LOSS)                 (3.34)     2.83         6.56       2.00       .76        4.91

 TOTAL FROM INVESTMENT OPERATIONS                        (3.32)     2.81         6.56       1.95       .65        5.13

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                              -          (.01)        -          -          -          -

 IN EXCESS OF NET INVESTMENT INCOME                      -          (.01)        -          -          -          -

 FROM NET REALIZED GAIN                                  (3.92)     (1.57)       (.69)      (.26)      (.68)      (1.42)

 TOTAL DISTRIBUTIONS                                     (3.92)     (1.59)       (.69)      (.26)      (.68)      (1.42)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                 .01        -            -          -          -          -

NET ASSET VALUE, END OF PERIOD                           $ 19.11    $ 26.34      $ 25.12    $ 19.25    $ 17.56    $ 17.59

TOTAL RETURN B, C                                        (14.69)%   11.62%       35.01%     11.40%     3.97%      41.05%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                  $ 342,347  $ 618,083    $ 602,915  $ 272,979  $ 199,361  $ 40,309

RATIO OF EXPENSES TO AVERAGE NET ASSETS                  1.43%      1.47% A      1.59%      1.86% E    2.10%      2.63%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE
REDUCTIONS                                               1.39% F    1.44% A, F   1.56% F    1.84% F    2.07% F    2.62% F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
ASSETS                                                    .10%       (.12)% A     .00%       (.30)%     (.67)%     (1.18)%

PORTFOLIO TURNOVER                                        97%        116% A       137%       161%       125%       208%

AVERAGE COMMISSION RATE G                                $ .0185    $ .0286      $ .0337

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO
REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT
THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER. F FMR OR THE FUND
HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED
TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
 PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


FINANCIAL HIGHLIGHTS - CLASS B


                                                                YEAR ENDED   NINE MONTHS   YEARS ENDED OCTOBER 31,
                                                                JULY 31,     ENDED
                                                                             JULY 31,

SELECTED PER-SHARE DATA                                            1998       1997        1996       1995 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 25.99    $ 24.88      $ 19.23   $ 18.87

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.09)      (.12)        (.15)     (.03)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            (3.29)     2.80         6.49      .39

 TOTAL FROM INVESTMENT OPERATIONS                                   (3.38)     2.68         6.34      .36

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (3.81)     (1.57)       (.69)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01        -            -         -

NET ASSET VALUE, END OF PERIOD                                     $ 18.81    $ 25.99      $ 24.88   $ 19.23

TOTAL RETURN B, C                                                   (15.12)%   11.19%       33.87%    1.91%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 44,351   $ 59,044     $ 36,106  $ 2,508

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.98%      2.04% A      2.28%     2.23% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.94% G    2.02% A, G   2.24% G   2.21% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.41)%     (.67)% A     (.68)%    (.67)% A

PORTFOLIO TURNOVER                                                  97%        116% A       137%      161%

AVERAGE COMMISSION RATE H                                          $ .0185    $ .0286      $ .0337

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE
PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF CLASS B SHARES)
TO OCTOBER 31, 1995. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR
OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL STATEMENTS). H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE
FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


FINANCIAL HIGHLIGHTS - CLASS C
                                                                   YEAR ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 24.39

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.07)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            (4.15)

 TOTAL FROM INVESTMENT OPERATIONS                                   (4.22)

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (1.22)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01

NET ASSET VALUE, END OF PERIOD                                     $ 18.96

TOTAL RETURN B, C                                                   (17.72)%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 2,972

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.44% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.48)% A

PORTFOLIO TURNOVER                                                  97%

AVERAGE COMMISSION RATE H                                          $ .0185


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
 NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES
CHARGE AND
FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME
 (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF CLASS C
SHARES) TO JULY 31, 1998. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
 EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE
FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID
 OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO
 PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS


                                                                YEAR ENDED   NINE MONTHS   YEARS ENDED OCTOBER 31,
                                                                JULY 31,     ENDED
                                                                             JULY 31,

SELECTED PER-SHARE DATA                                            1998       1997         1996      1995 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 26.42    $ 25.17      $ 19.27   $ 18.87

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     .13        .04          .04       (.01)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            (3.35)     2.85         6.55      .41

 TOTAL FROM INVESTMENT OPERATIONS                                   (3.22)     2.89         6.59      .40

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         (.09)      (.05)        -         -

 IN EXCESS OF NET INVESTMENT INCOME                                 -          (.02)        -         -

 FROM NET REALIZED GAIN                                             (3.97)     (1.57)       (.69)     -

 TOTAL DISTRIBUTIONS                                                (4.06)     (1.64)       (.69)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01        -            -         -

NET ASSET VALUE, END OF PERIOD                                     $ 19.15    $ 26.42      $ 25.17   $ 19.27

TOTAL RETURN B, C                                                   (14.29)%   11.95%       35.13%    2.12%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 3,922    $ 10,042     $ 9,860   $ 718

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             .95%       1.08% A      1.44%     1.68% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    .91% G     1.06% A, G   1.39% G   1.66% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         .55%       .24% A       .17%      (.13)% A

PORTFOLIO TURNOVER                                                  97%        116% A       137%      161%

AVERAGE COMMISSION RATE H                                          $ .0185    $ .0286      $ .0337

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
 DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS FOR
 PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF
INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995. F FMR AGREED TO
REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
 THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H FOR FISCAL
 YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
 COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE
 MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.



NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Natural Resources Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
1. SIGNIFICANT ACCOUNTING POLICIES -
CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $519,407,953 and $713,793,999, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. SUB-ADVISER FEE. As the fund's investment sub-advisers, Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. each a wholly owned subsidiary of FMR, receive a fee from FMR of 110% and 105% respectively, of costs incurred in connection with each sub-advisory agreement.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO      RETAINED
          FDC          BY FDC

CLASS A   $ 17,229     $ 97

CLASS T    2,496,683    29,992

CLASS B    547,068      410,980

CLASS C    11,463       11,463

          $ 3,072,443  $ 452,532

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services.
For the period, the following amounts were paid to third parties under the Plans:
CLASS A               $ 10,032

CLASS T               $ 138,724

CLASS B               $ 42,668

CLASS C               $ 4,947

INSTITUTIONAL CLASS   $ 952

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 61,964   $ 20,495

CLASS T    310,088    98,963

CLASS B    220,346    220,346*

CLASS C    1,202      1,202*

          $ 593,600  $ 341,006

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN
 RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT       % OF
                                    AVERAGE
                                    NET ASSETS

CLASS A                $ 21,879     .32

CLASS T                 1,197,878   .24

CLASS B                 151,435     .28

CLASS C                 3,308       .29*

INSTITUTIONAL CLASS     10,949      .18

                       $ 1,385,449

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $135,628 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
          FMR          REIMBURSEMENT
          EXPENSE
          LIMITATIONS

CLASS C   2.50%         $5,032

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $215,157 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $4,371 under the custodian arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                                    YEAR ENDED     NINE MONTHS
                                    JULY 31,       ENDED JULY 31,

                                    1998 A         1997

FROM NET INVESTMENT INCOME

CLASS A                             $ -            $ 9,457

CLASS T                              -              344,957

CLASS B                              -              -

CLASS C                              -              -

INSTITUTIONAL CLASS                  30,726         22,289

TOTAL                               $ 30,726       $ 376,703

IN EXCESS OF NET INVESTMENT INCOME

CLASS A                             $ -            $ 3,925

CLASS T                              -              143,164

CLASS B                              -              -

CLASS C                              -              -

INSTITUTIONAL CLASS                  -              9,251

TOTAL                               $ -            $ 156,340

FROM NET REALIZED GAIN

CLASS A                             $ 1,049,623    $ 150,076

CLASS T                              90,875,522     38,300,093

CLASS B                              8,918,986      2,464,412

CLASS C                              16,549         -

INSTITUTIONAL CLASS                  1,438,147      711,098

TOTAL                               $ 102,298,827  $ 41,625,679

TOTAL                               $ 102,329,553  $ 42,158,722

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                       DOLLARS

                                YEAR ENDED     NINE MONTHS   YEAR ENDED       NINE MONTHS
                                JULY 31,        ENDED        JULY 31,          ENDED
                                               JULY 31,                       JULY 31,

                                1998 A         1997          1998 A           1997



CLASS A                          175,654        209,436      $ 3,950,955      $ 5,153,545
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    43,840         6,590         998,875          161,464

SHARES REDEEMED                  (121,346)      (36,492)      (2,678,917)      (892,062)

NET INCREASE (DECREASE)          98,148         179,534      $ 2,270,913      $ 4,422,947

CLASS T                          3,091,100      7,500,800    $ 69,934,430     $ 184,421,132
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    3,685,442      1,447,428     85,183,832       35,664,618

SHARES REDEEMED                  (12,329,910)   (9,481,432)   (270,469,326)    (231,213,235)

NET INCREASE (DECREASE)          (5,553,368)    (533,204)    $ (115,351,064)  $ (11,127,485)

CLASS B                          678,632        1,183,380    $ 15,156,338     $ 28,872,353
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    333,587        96,152        7,598,024        2,345,122

SHARES REDEEMED                  (926,142)      (458,573)     (19,895,184)     (10,907,231)

NET INCREASE (DECREASE)          86,077         820,959      $ 2,859,178      $ 20,310,244

CLASS C                          168,621        -            $ 3,628,673      $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    787            -             16,454           -

SHARES REDEEMED                  (12,694)       -             (262,714)        -

NET INCREASE (DECREASE)          156,714        -            $ 3,382,413      $ -

INSTITUTIONAL CLASS              138,650        342,819      $ 3,107,221      $ 8,550,867
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    60,810         29,515        1,415,854        727,819

SHARES REDEEMED                  (374,710)      (384,020)     (8,480,388)      (9,399,190)

NET INCREASE (DECREASE)          (175,250)      (11,686)     $ (3,957,313)    $ (120,504)


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 5,377

CLASS T                30,791

CLASS B                6,834

CLASS C                10,706

INSTITUTIONAL CLASS    5,478

                      $ 59,186

ADVISOR TECHNOLOGY FUND - CLASS A
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                        PAST 1  LIFE OF
JULY 31, 1998                        YEAR    FUND

FIDELITY ADV TECHNOLOGY - CL A       4.20%   67.36%

FIDELITY ADV TECHNOLOGY - CL A       -1.79%  57.74%
(INCL. 5.75% SALES CHARGE)

S&P 500                              19.29%  76.95%

GS TECHNOLOGY                        15.37%  93.48%

CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                        PAST 1  LIFE OF
JULY 31, 1998                        YEAR    FUND

FIDELITY ADV TECHNOLOGY - CL A       4.20%   31.00%

FIDELITY ADV TECHNOLOGY - CL A       -1.79%  27.00%
(INCL. 5.75% SALES CHARGE)

S&P 500                              19.29%  34.89%

GS TECHNOLOGY                        15.37%  41.35%

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA TECHNOLOGY -CL A         S&P 500
GS TECHNOLOGY
             00187                       SP001
GS008
  1996/09/03       9425.00       10000.00                    10000.00
  1996/09/30      10480.60       10516.69                    11083.33
  1996/10/31      10584.28       10806.74                    11005.93
  1996/11/30      12007.45       11623.62                    12484.68
  1996/12/31      11770.98       11393.36                    12085.30
  1997/01/31      13089.41       12105.21                    13401.78
  1997/02/28      12178.84       12200.12                    12346.74
  1997/03/31      11448.49       11698.81                    11700.17
  1997/04/30      12121.93       12397.23                    12745.92
  1997/05/31      13487.78       13151.98                    14042.99
  1997/06/30      13620.57       13741.19                    14224.25
  1997/07/31      15138.19       14834.57                    16770.21
  1997/08/31      15583.99       14003.54                    16383.11
  1997/09/30      16235.26       14770.51                    16876.01
  1997/10/31      13883.05       14277.18                    15423.60
  1997/11/30      13682.86       14938.07                    15675.33
  1997/12/31      12996.44       15194.56                    14927.75
  1998/01/31      13717.28       15362.61                    15702.74
  1998/02/28      15275.58       16470.56                    17407.22
  1998/03/31      15254.38       17314.02                    17691.17
  1998/04/30      15858.62       17488.19                    18693.45
  1998/05/31      14724.35       17187.57                    17416.86
  1998/06/30      15858.62       17885.73                    18931.40
  1998/07/31      15773.82       17695.25                    19348.25
IMATRL PRASUN   SHR__CHT 19980731 19980825 164213 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $15,774 - a 57.74% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $19,348 - a 93.48% increase.
ADVISOR TECHNOLOGY FUND - CLASS T
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). CUMULATIVE TOTAL RETURNS
PERIODS ENDED                        PAST 1  LIFE OF
JULY 31, 1998                        YEAR    FUND

FIDELITY ADV TECHNOLOGY - CL T       3.85%   66.28%

FIDELITY ADV TECHNOLOGY - CL T       0.22%   60.46%
(INCL. 3.50% SALES CHARGE)

S&P 500                              19.29%  76.95%

GS TECHNOLOGY                        15.37%  93.48%

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                        PAST 1  LIFE OF
JULY 31, 1998                        YEAR    FUND

FIDELITY ADV TECHNOLOGY - CL T       3.85%   30.56%

FIDELITY ADV TECHNOLOGY - CL T       0.22%   28.14%
(INCL. 3.50% SALES CHARGE)

S&P 500                              19.29%  34.89%

GS TECHNOLOGY                        15.37%  41.35%

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA TECHNOLOGY -CL T         S&P 500
GS TECHNOLOGY
             00192                       SP001
GS008
  1996/09/03       9650.00       10000.00                    10000.00
  1996/09/30      10721.15       10516.69                    11083.33
  1996/10/31      10817.65       10806.74                    11005.93
  1996/11/30      12274.80       11623.62                    12484.68
  1996/12/31      12022.98       11393.36                    12085.30
  1997/01/31      13372.89       12105.21                    13401.78
  1997/02/28      12440.58       12200.12                    12346.74
  1997/03/31      11683.07       11698.81                    11700.17
  1997/04/30      12372.59       12397.23                    12745.92
  1997/05/31      13771.07       13151.98                    14042.99
  1997/06/30      13897.32       13741.19                    14224.25
  1997/07/31      15451.17       14834.57                    16770.21
  1997/08/31      15907.62       14003.54                    16383.11
  1997/09/30      16564.69       14770.51                    16876.01
  1997/10/31      14167.57       14277.18                    15423.60
  1997/11/30      13962.69       14938.07                    15675.33
  1997/12/31      13249.04       15194.56                    14927.75
  1998/01/31      13975.46       15362.61                    15702.74
  1998/02/28      15558.40       16470.56                    17407.22
  1998/03/31      15525.88       17314.02                    17691.17
  1998/04/30      16143.87       17488.19                    18693.45
  1998/05/31      14983.77       17187.57                    17416.86
  1998/06/30      16143.87       17885.73                    18931.40
  1998/07/31      16046.30       17695.25                    19348.25
IMATRL PRASUN   SHR__CHT 19980731 19980825 165430 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $16,046 - a 60.46% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $19,348 - a 93.48% increase.
ADVISOR TECHNOLOGY FUND - CLASS B
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                             PAST 1  LIFE OF
JULY 31, 1998                             YEAR    FUND

FIDELITY ADV TECHNOLOGY - CL B            3.27%   65.03%

FIDELITY ADV TECHNOLOGY - CL B            -1.36%  61.03%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                   19.29%  76.95%

GS TECHNOLOGY                             15.37%  93.48%

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                             PAST 1  LIFE OF
JULY 31, 1998                             YEAR    FUND

FIDELITY ADV TECHNOLOGY - CL B            3.27%   30.04%

FIDELITY ADV TECHNOLOGY - CL B            -1.36%  28.38%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                   19.29%  34.89%

GS TECHNOLOGY                             15.37%  41.35%

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA TECHNOLOGY -CL B         S&P 500
GS TECHNOLOGY
             00197                       SP001
GS008
  1996/09/03      10000.00        10000.00                    10000.00
  1996/09/30      11110.00        10516.69                    11083.33
  1996/10/31      11210.00        10806.74                    11005.93
  1996/11/30      12720.00        11623.62                    12484.68
  1996/12/31      12459.04        11393.36                    12085.30
  1997/01/31      13857.92        12105.21                    13401.78
  1997/02/28      12891.79        12200.12                    12346.74
  1997/03/31      12116.87        11698.81                    11700.17
  1997/04/30      12821.34        12397.23                    12745.92
  1997/05/31      14260.47        13151.98                    14042.99
  1997/06/30      14391.30        13741.19                    14224.25
  1997/07/31      15981.39        14834.57                    16770.21
  1997/08/31      16454.39        14003.54                    16383.11
  1997/09/30      17124.90        14770.51                    16876.01
  1997/10/31      14635.94        14277.18                    15423.60
  1997/11/30      14412.57        14938.07                    15675.33
  1997/12/31      13670.35        15194.56                    14927.75
  1998/01/31      14412.33        15362.61                    15702.74
  1998/02/28      16042.43        16470.56                    17407.22
  1998/03/31      16008.70        17314.02                    17691.17
  1998/04/30      16627.02        17488.19                    18693.45
  1998/05/31      15424.12        17187.57                    17416.86
  1998/06/30      16604.53        17885.73                    18931.40
  1998/07/31      16503.35        17695.25                    19348.25
IMATRL PRASUN   SHR__CHT 19980731 19980825 164952 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $16,103 - a 61.03% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase.If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $19,348 - a 93.48% increase.
ADVISOR TECHNOLOGY FUND - CLASS C
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                             PAST 1  LIFE OF
JULY 31, 1998                             YEAR    FUND

FIDELITY ADV TECHNOLOGY - CL C            3.12%   64.81%

FIDELITY ADV TECHNOLOGY - CL C            2.15%   64.81%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                   19.29%  76.95%

GS TECHNOLOGY                             15.37%  93.48%

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                             PAST 1  LIFE OF
JULY 31, 1998                             YEAR    FUND

FIDELITY ADV TECHNOLOGY - CL C            3.12%   29.95%

FIDELITY ADV TECHNOLOGY - CL C            2.15%   29.95%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                   19.29%  34.89%

GS TECHNOLOGY                             15.37%  41.35%

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA TECHNOLOGY -CL C         S&P 500
GS TECHNOLOGY
             00476                       SP001
GS008
  1996/09/03      10000.00        10000.00                    10000.00
  1996/09/30      11110.00        10516.69                    11083.33
  1996/10/31      11210.00        10806.74                    11005.93
  1996/11/30      12720.00        11623.62                    12484.68
  1996/12/31      12459.05        11393.36                    12085.30
  1997/01/31      13857.92        12105.21                    13401.78
  1997/02/28      12891.79        12200.12                    12346.74
  1997/03/31      12116.88        11698.81                    11700.17
  1997/04/30      12821.34        12397.23                    12745.92
  1997/05/31      14260.47        13151.98                    14042.99
  1997/06/30      14391.30        13741.19                    14224.25
  1997/07/31      15981.39        14834.57                    16770.21
  1997/08/31      16454.39        14003.54                    16383.11
  1997/09/30      17124.90        14770.51                    16876.01
  1997/10/31      14635.95        14277.18                    15423.60
  1997/11/30      14426.16        14938.07                    15675.33
  1997/12/31      13677.73        15194.56                    14927.75
  1998/01/31      14406.46        15362.61                    15702.74
  1998/02/28      16043.30        16470.56                    17407.22
  1998/03/31      15998.46        17314.02                    17691.17
  1998/04/30      16615.08        17488.19                    18693.45
  1998/05/31      15415.47        17187.57                    17416.86
  1998/06/30      16592.65        17885.73                    18931.40
  1998/07/31      16480.54        17695.25                    19348.25
IMATRL PRASUN   SHR__CHT 19980731 19980825 165001 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $16,481 - a 64.81% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $19,348 - a 93.48% increase.
ADVISOR TECHNOLOGY FUND
FUND TALK: THE MANAGERS' OVERVIEW


(Photograph of Michael Tempero - right)
(Photograph of Adam Hetnarski - left)
NOTE TO SHAREHOLDERS: Michael Tempero (right) became Portfolio Manager of the fund on July 15, 1998. The following is an interview with Adam Hetnarksi, who managed the fund during most of the period covered by this report, and Michael Tempero, who provides his investment approach and outlook for the future.
Q. ADAM, HOW DID THE FUND PERFORM?
A. For the 12 months that ended July 31, 1998, the fund's Class A, Class T, Class B and Class C shares returned 4.20%, 3.85%, 3.27% and 3.12%, respectively. During that same period, the Standard & Poor's 500 Index returned 19.29%. Beginning this period, the fund also compares itself to the Goldman Sachs Technology Index - an index of stocks designed to measure the performance of companies in the technology sector - which returned 15.37% over the same 12-month period.
Q. WHY DID THE FUND TRAIL ITS TWO BENCHMARK INDEXES?
A.H. The fund and the technology sector trailed the broad market - as measured by the S&P 500 - due to concerns that the crisis in Asia would stifle demand from that region. In addition, many companies suffered from an inventory reduction by personal computer (PC) manufacturers. Further, stocks in the sector had been selling at very high multiples - a measure of how much an investor pays for a company's earnings. When signs of weakness appeared in this sector, stock prices fell. The fund trailed the Goldman Sachs index due to my emphasis on higher growth companies last October, when that segment of the sector suffered significantly from turmoil in Asia. From that point on, the larger-capitalization segment of the sector - including companies that make up a significant percentage of the Goldman Sachs index - fared well. The fund suffered from not investing in some of these companies - IBM and Hewlett-Packard, for example - when their stocks did well even when their earnings were not appealing. Finally, the index's Internet stocks, an area where the fund was underweighted, generally performed well.
Q. WHICH STOCKS PROVIDED STRONG PERFORMANCE FOR THE FUND?
A.H. Microsoft did extremely well, and proved to be one of the best-positioned large-capitalization stocks in the entire stock market. The company benefited from product upgrades, among many other factors. Dell Computer boasted an operational strategy that enabled it to bring new products to market faster than competitors. Nokia profited from winning infrastructure contracts springing up from the deregulation of telecommunications in Europe. The company also posted strong numbers from sales of its new 6100 series of cellular handsets. HBO & Co. saw its share price rise as the market came to appreciate its dominant position in both the consulting and software sides of its health care information services business.
Q. WHICH STOCKS WERE DISAPPOINTING?
A.H. Oracle suffered from reaching a saturation point with its database business, and sales of its new application software products didn't meet projections. However, in spite of these problems, the stock remained attractive and the fund still owned it. Earnings for 3Com were poor because of bad performance in the company's modem business, tied to slower PC sales and lower average selling prices for its products.
Q. TURNING TO YOU, MIKE, HAVE YOU MADE ANY CHANGES TO THE FUND SINCE TAKING OVER? WHAT'S YOUR INVESTMENT APPROACH?
M.T. I haven't made any significant changes to the fund since taking it over, but as we move forward the fund should reflect my style and strategy more and more. Overall, I tend to run funds so that they are fairly well concentrated in the top holdings.
Q. WHAT'S YOUR OUTLOOK, MIKE?
M.T. I'm optimistic about the technology sector. Technology products are attractive because they can make a big difference in the productivity of companies. However, there is always the risk that capital spending for technology products could diminish if the economy slows.

The views expressed in this report refect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

FUND FACTS
START DATE: September 3, 1996
SIZE: as of July 31, 1998, more than
$150 million
MANAGER: Michael Tempero, since July 1998;
joined Fidelity in 1993
(checkmark)
ADVISOR TECHNOLOGY FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                              % OF FUND'S
                              INVESTMENTS

MICROSOFT CORP.               10.8

LUCENT TECHNOLOGIES, INC.     5.8

INTEL CORP.                   4.7

COMPAQ COMPUTER CORP.         3.6

NOKIA CORP. AB SPONSORED ADR  3.5

3COM CORP.                    3.3

SOLECTRON CORP.               2.9

ASCEND COMMUNICATIONS, INC.   2.8

BAY NETWORKS, INC.            2.7

HBO & CO.                     2.6

TOP INDUSTRIES AS OF JULY 31, 1998
ROW: 1, COL: 1, VALUE: 19.3
ROW: 1, COL: 2, VALUE: 15.6
ROW: 1, COL: 3, VALUE: 9.0
ROW: 1, COL: 4, VALUE: 6.7
ROW: 1, COL: 5, VALUE: 5.5
ROW: 1, COL: 6, VALUE: 43.9
PREPACKAGED COMPUTER SOFTWARE 19.3%
TELEPHONE EQUIPMENT 15.6%
SEMI-CONDUCTORS 9.0%
DATACOMMUNICATIONS EQUIPMENT 6.7%
MINI & MICRO COMPUTERS 5.5%
ALL OTHERS 43.9
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR TECHNOLOGY FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 93.0%
                                              SHARES    VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.0%
AIRCRAFT - 1.0%
Gulfstream Aerospace Corp. (a)  30,800 $ 1,409,100
APPLIANCE STORES - 0.3%
ELECTRIC APPLIANCES - WHOLESALE - 0.3%
Cellstar Corp. (a)  35,600  498,400
BROADCASTING - 0.0%
COMMUNICATIONS SERVICES - 0.0%
Broadcast.com, Inc. (a)  100  5,463
COMMUNICATIONS EQUIPMENT - 22.3%
DATACOMMUNICATIONS EQUIPMENT - 6.7%
3Com Corp. (a)  199,900  4,947,525
Cisco Systems, Inc. (a)  35,550  3,403,913
Level One Communications, Inc. (a)  24,700  549,575
Xircom, Inc. (a)  54,600  1,136,363
  10,037,376
TELEPHONE EQUIPMENT - 15.6%
Advanced Fibre Communication, Inc. (a)  54,700  1,090,581
Ascend Communications, Inc. (a)  96,000  4,269,000
DSC Communications Corp. (a)  97,000  2,943,344
Lucent Technologies, Inc.   93,700  8,661,394
Newbridge Networks Corp. (a)  61,000  1,281,000
Nokia Corp. AB sponsored ADR  61,300  5,340,763
  23,586,082
TOTAL COMMUNICATIONS EQUIPMENT   33,623,458
COMPUTER SERVICES & SOFTWARE - 26.0%
COMPUTER & SOFTWARE STORES - 0.2%
Inacom Corp. (a)  11,300  305,806
COMPUTER FACILITIES MANAGEMENT - 0.4%
International Telecommunications Data
 Systems, Inc.   20,300  597,581
COMPUTER SERVICES - 4.4%
Computer Learning Centers, Inc. (a)  19,600  546,350
Com21, Inc. (a)  32,200  784,875
Equifax, Inc.   28,400  1,160,850
HBO & Co.   135,300  3,987,122
Technology Solutions, Inc. (a)  4,800  122,250
  6,601,447
CUSTOM COMPUTER PROGRAMMING SERVICES - 0.6%
Saville Systems Ireland PLC
 sponsored ADR (a)  35,500  896,375
CAD/CAM/CAE - 0.3%
Cambridge Technology Partners
 Massachusetts, Inc. (a)  10,100  427,988
DATA PROCESSING - 0.8%
Affiliated Computer Services, Inc.
 Class A (a)  12,500  453,125
First Data Corp.   25,800  746,588
  1,199,713
PREPACKAGED COMPUTER SOFTWARE - 19.3%
BMC Software, Inc.   8,000  394,500
BindView Development Corp. (a)  900  12,938
Check Point Software Technologies Ltd. (a) 17,500  411,250
Citrix Systems, Inc. (a)  27,900  1,776,881
Computer Associates International, Inc.   42,600  1,413,788
Compuware Corp. (a)  23,400  1,259,213
i2 Technologies, Inc. (a)  800  19,500
Microsoft Corp. (a)  148,000  16,270,750

                                   SHARES    VALUE (NOTE 1)
MicroProse, Inc. (a)  41,700 $ 132,919
Oracle Corp. (a)  150,400  3,985,600
PeopleSoft, Inc. (a)  58,400  2,200,950
Siebel Systems, Inc. (a)  47,955  1,300,779
  29,179,068
TOTAL COMPUTER SERVICES & SOFTWARE   39,207,978
COMPUTERS & OFFICE EQUIPMENT - 15.6%
COMPUTER COMMUNICATIONS EQUIPMENT - 2.7%
Bay Networks, Inc. (a)  116,200  4,001,638
COMPUTER EQUIPMENT - WHOLESALE - 0.6%
Ingram Micro, Inc. Class A  18,200  848,575
COMPUTER PERIPHERALS - 3.8%
EMC Corp. (a)  41,400  2,028,600
Fore Systems, Inc. (a)  126,200  3,005,138
SCI Systems, Inc. (a)  17,100  673,313
  5,707,051
COMPUTER STORAGE DEVICES - 0.9%
Hutchinson Technology, Inc. (a)  66,000  1,427,250
COMPUTERS & OFFICE EQUIPMENT - 1.1%
International Business Machines Corp.   12,800  1,696,000
GRAPHICS WORKSTATIONS - 1.0%
Sun Microsystems, Inc. (a)  31,700  1,497,825
MINI & MICRO COMPUTERS - 5.5%
Compaq Computer Corp.   166,300  5,467,113
Dell Computer Corp. (a)  25,700  2,790,859
  8,257,972
TOTAL COMPUTERS & OFFICE EQUIPMENT   23,436,311
DRUGS & PHARMACEUTICALS - 1.8%
COMMERCIAL LABORATORY RESEARCH - 0.2%
Integrated Process Equipment Corp. (a)  32,700  339,263
DRUGS - 1.6%
Barr Laboratories, Inc. (a)  27,650  893,441
Forest Laboratories, Inc. (a)  20,000  750,000
Schering-Plough Corp.   7,300  706,275
  2,349,716
TOTAL DRUGS & PHARMACEUTICALS   2,688,979
ELECTRICAL EQUIPMENT - 6.9%
ELECTRICAL MACHINERY - 2.1%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR  82,500  3,232,961
TV & RADIO COMMUNICATION EQUIPMENT - 4.8%
General Instrument Corp. (a)  119,000  3,227,875
Loral Space & Communications Ltd. (a)  93,100  2,577,706
Scientific-Atlanta, Inc.   56,100  1,349,906
  7,155,487
TOTAL ELECTRICAL EQUIPMENT   10,388,448
ELECTRONIC INSTRUMENTS - 1.1%
SEMI-CONDUCTOR CAPITAL EQUIPMENT - 1.1%
KLA-Tencor Corp. (a)  5,600  167,300
Lam Research Corp. (a)  85,837  1,539,701
  1,707,001
ELECTRONICS - 12.1%
CONNECTORS - 0.2%
AMP, Inc.   11,200  329,000
ELECTRONICS & ELECTRONIC COMPONENTS - 2.9%
Solectron Corp. (a)  91,100  4,372,800
COMMON STOCKS - CONTINUED
                                        SHARES   VALUE (NOTE 1)
ELECTRONICS - CONTINUED
SEMI-CONDUCTORS - 9.0%
Analog Devices, Inc. (a)  13,800 $ 296,700
Broadcom Corp. Class A  7,100  445,525
Galileo Technology Ltd.   39,300  424,931
Intel Corp.   84,400  7,126,525
Lattice Semiconductor Corp. (a)  26,900  817,088
Linear Technology Corp.   3,200  191,400
Micron Technology, Inc. (a)  103,000  3,437,625
Vitesse Semiconductor Corp. (a)  25,400  835,025
  13,574,819
TOTAL ELECTRONICS   18,276,619
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
ACCESS & MEASURING CUTTING TOOLS - 0.1%
Stanley Works  1,800  78,638
GENERAL INDUSTRIAL MACHINERY - 0.7%
Manitowoc Co., Inc.   14,800  495,800
Tyco International Ltd.  8,688  538,113
  1,033,913
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,112,551
MEDICAL EQUIPMENT & SUPPLIES - 0.7%
MEDICAL TECHNOLOGY - 0.7%
Medtronic, Inc.   16,700  1,034,356
METALS & MINING - 0.5%
NONFERROUS WIRE - 0.5%
AFC Cable Systems, Inc. (a)  25,000  796,875
RETAIL & WHOLESALE, MISCELLANEOUS - 2.9%
MUSIC, TV, & ELECTRONIC STORES - 1.3%
Best Buy Co., Inc. (a)  42,800  2,000,900
RETAIL, GENERAL - 1.6%
Staples, Inc. (a)  70,700  2,324,263
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   4,325,163
SERVICES - 1.0%
BUSINESS SERVICES - 0.3%
Robert Half International, Inc. (a)  7,000  372,750
MANAGEMENT CONSULTING SERVICES - 0.1%
Hagler Bailly, Inc.   8,700  207,713
PERSONAL SERVICES - 0.6%
Cendant Corp. (a)  54,300  940,069
TOTAL SERVICES   1,520,532
TOTAL COMMON STOCKS
 (Cost $126,302,905)   140,031,234
CASH EQUIVALENTS - 7.0%
Taxable Central Cash Fund (b)
(Cost $10,576,684)  10,576,684  10,576,684
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $136,879,589)  $ 150,607,918
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $137,650,331. Net unrealized appreciation aggregated $12,957,587, of which $20,723,819 related to appreciated investment securities and $7,766,232 related to depreciated investment securities.
The fund intends to elect to defer to its fiscal year ending July 31, 1999 approximately $2,903,000 of losses recognized during the period November 1, 1997 to July 31, 1998.
A total of 1%, 1%, 1%, 1% and 1% of Class A's, Class T's, Class B's, Class C's and the Institutional Class' dividend distributions during the fiscal year qualifies for the dividend-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
ADVISOR TECHNOLOGY FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                              JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                          $ 150,607,918
(COST $136,879,589) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                              23,878

RECEIVABLE FOR FUND SHARES SOLD                                                                              851,886

DIVIDENDS RECEIVABLE                                                                                         22,666

INTEREST RECEIVABLE                                                                                          48,600

OTHER RECEIVABLES                                                                                            1,851

PREPAID EXPENSES                                                                                             3,358

 TOTAL ASSETS                                                                                                151,560,157

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                                 $ 20,200

PAYABLE FOR FUND SHARES REDEEMED                                                                   534,154

ACCRUED MANAGEMENT FEE                                                                             76,819

DISTRIBUTION FEES PAYABLE                                                                          73,080

OTHER PAYABLES AND                                                                                 86,999
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                           791,252

NET ASSETS                                                                                                  $ 150,768,905

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                             $ 140,625,986

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS          (3,585,396)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                    13,728,315
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                                  $ 150,768,905

CALCULATION OF MAXIMUM                                                                                      $14.88
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($15,414,374 (DIVIDED BY)
  1,036,055 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                           $15.79
 (100/94.25 OF $14.88)

 CLASS T:                                                                                                   $14.80
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($90,499,103 (DIVIDED BY)
  6,115,475 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                           $15.34
 (100/96.50 OF $14.80)

 CLASS B:                                                                                                   $14.68
 NET ASSET VALUE AND OFFERING
  PRICE PER SHARE ($31,040,924 (DIVIDED BY)
  2,114,652 SHARES) A

 CLASS C:                                                                                                   $14.70
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($6,754,376 (DIVIDED BY)
  459,389 SHARES) A

 INSTITUTIONAL CLASS:                                                                                       $14.89
 NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  ($7,060,128 (DIVIDED BY) 474,067 SHARES)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS

                                                                  YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                             $ 215,489
DIVIDENDS

INTEREST                                                                       650,218

 TOTAL INCOME                                                                  865,707

EXPENSES

MANAGEMENT FEE                                                    $ 667,737

TRANSFER AGENT FEES                                                325,182

DISTRIBUTION FEES                                                  608,228

ACCOUNTING FEES AND EXPENSES                                       70,851

NON-INTERESTED TRUSTEES' COMPENSATION                              381

CUSTODIAN FEES AND EXPENSES                                        28,004

REGISTRATION FEES                                                  102,880

AUDIT                                                              33,647

LEGAL                                                              2,618

REPORTS TO SHAREHOLDERS                                            41,275

MISCELLANEOUS                                                      812

 TOTAL EXPENSES BEFORE REDUCTIONS                                  1,881,615

 EXPENSE REDUCTIONS                                                (40,919)    1,840,696

NET INVESTMENT INCOME (LOSS)                                                   (974,989)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             2,746,925

 FOREIGN CURRENCY TRANSACTIONS                                     1,859       2,748,784

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             4,104,521

 ASSETS AND LIABILITIES IN                                         24          4,104,545
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                6,853,329

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 5,878,340



STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                    YEAR ENDED  SEPTEMBER 3, 1996
                                                                     JULY 31,    (COMMENCEMENT
                                                                     1998        OF OPERATIONS) TO
                                                                                 JULY 31,
                                                                                 1997

OPERATIONS                                                         $ (974,989)    $ (264,379)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                           2,748,784      4,756,140

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)               4,104,545      9,623,770

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    5,878,340      14,115,531

DISTRIBUTIONS TO SHAREHOLDERS                                       (6,934,584)    (119,780)
FROM NET REALIZED GAIN

 IN EXCESS OF NET REALIZED GAIN                                     (2,779,083)    -

 TOTAL DISTRIBUTIONS                                                (9,713,667)    (119,780)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                        80,885,922     59,627,327

REDEMPTION FEES                                                     79,635         15,597

  TOTAL INCREASE (DECREASE) IN NET ASSETS                           77,130,230     73,638,675

NET ASSETS

 BEGINNING OF PERIOD                                                73,638,675     -

 END OF PERIOD                                                     $ 150,768,905  $ 73,638,675

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                                                                    YEARS ENDED
                                                                                    JULY 31,

SELECTED PER-SHARE DATA                                                             1998      1997 E




NET ASSET VALUE, BEGINNING OF PERIOD                                                $ 15.96   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                     (.08)     (.10)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                             .58       6.13

 TOTAL FROM INVESTMENT OPERATIONS                                                   .50       6.03

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                             (1.14)    (.08)

 IN EXCESS OF NET REALIZED GAIN                                                       (.45)     -

 TOTAL DISTRIBUTIONS                                                                 (1.59)    (.08)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                             .01       .01

NET ASSET VALUE, END OF PERIOD                                                       $ 14.88   $ 15.96

TOTAL RETURN B, C                                                                     4.20%     60.62%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                              $ 15,414  $ 7,313

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                              1.39%     1.75% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                     1.35% G   1.70% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                         (.59)%    (.79)% A

PORTFOLIO TURNOVER                                                                  348%      517% A

AVERAGE COMMISSION RATE H                                                           $ .0418   $ .0415

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C
TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO JULY 31,
1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR OR
THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS). H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY
FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.



FINANCIAL HIGHLIGHTS - CLASS T
                                                                   YEARS ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998      1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 15.91   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.11)     (.11)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            .56       6.09

 TOTAL FROM INVESTMENT OPERATIONS                                   .45       5.98

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (1.12)    (.08)

 IN EXCESS OF NET REALIZED GAIN                                     (.45)     -

 TOTAL DISTRIBUTIONS                                                (1.57)    (.08)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01       .01

NET ASSET VALUE, END OF PERIOD                                     $ 14.80   $ 15.91

TOTAL RETURN B, C                                                   3.85%     60.12%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 90,499  $ 57,624

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.60%     1.92% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.56% F   1.87% A, F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.80)%    (.93)% A

PORTFOLIO TURNOVER                                                  348%      517% A

AVERAGE COMMISSION RATE G                                          $ .0418   $ .0415

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO
 NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
 CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO
JULY 31, 1997. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
 WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S CLASS' EXPENSES (SEE NOTE 5 OF NOTES
 TO FINANCIAL STATEMENTS). G A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
 THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF
 TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.



FINANCIAL HIGHLIGHTS - CLASS B
                                                                   YEARS ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998         1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 15.88   $ 12.88

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.20)     (.08)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            .57       3.08

 TOTAL FROM INVESTMENT OPERATIONS                                   .37       3.00

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (1.13)    -

 IN EXCESS OF NET REALIZED GAIN                                     (.45)     -

 TOTAL DISTRIBUTIONS                                                (1.58)    -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01       -

NET ASSET VALUE, END OF PERIOD                                     $ 14.68   $ 15.88

TOTAL RETURN B, C                                                   3.27%     23.29%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 31,041  $ 5,105

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.21%     2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.18% G   2.45% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (1.40)%   (1.41)% A

PORTFOLIO TURNOVER                                                  348%      517% A

AVERAGE COMMISSION RATE H                                          $ .0418   $ .0415

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
 REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
 RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE
 PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO
JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER. G
FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS). H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


FINANCIAL HIGHLIGHTS - CLASS C
                                                                   YEAR ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 14.28

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.17)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            1.27

 TOTAL FROM INVESTMENT OPERATIONS                                   1.10

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (.49)

 IN EXCESS OF NET REALIZED GAIN                                     (.20)

 TOTAL DISTRIBUTIONS                                                (.69)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01

NET ASSET VALUE, END OF PERIOD                                     $ 14.70

TOTAL RETURN B, C                                                   8.96%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 6,754

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.43% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.41% A, F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (1.64)% A

PORTFOLIO TURNOVER                                                  348%

AVERAGE COMMISSION RATE G                                          $ .0418


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES)
TO JULY 31, 1998. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
 EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE
 CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
 PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                  YEARS ENDED
                                                                  JULY 31,

SELECTED PER-SHARE DATA                                           1998         1997 E


NET ASSET VALUE, BEGINNING OF PERIOD                               $ 15.98   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.04)     (.06)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            .55       6.12

 TOTAL FROM INVESTMENT OPERATIONS                                   .51       6.06

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (1.15)    (.09)

 IN EXCESS OF NET REALIZED GAIN                                     (.46)     -

 TOTAL DISTRIBUTIONS                                                (1.61)    (.09)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01       .01

NET ASSET VALUE, END OF PERIOD                                     $ 14.89   $ 15.98

TOTAL RETURN B, C                                                   4.26%     60.95%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 7,060   $ 3,598

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.10%     1.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.07% G   1.44% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.30)%    (.50)% A

PORTFOLIO TURNOVER                                                  348%      517% A

AVERAGE COMMISSION RATE H                                          $ .0418   $ .0415

A ANNUALIZED B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE
TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS SHARES) TO JULY 31, 1997. F FMR AGREED TO
REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
 THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER.



NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Technology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $418,549,014 and $355,337,246, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 29,358   $ 202

CLASS T    381,247    1,030

CLASS B    175,473    131,614

CLASS C    22,150     22,150

          $ 608,228  $ 154,996

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 10,739

CLASS T               $ 17,681

CLASS B               $ 8,594

CLASS C               $ 8,447

INSTITUTIONAL CLASS   $ 310

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 172,036  $ 65,577

CLASS T    341,738    124,571

CLASS B    46,822     46,822*

CLASS C    3,066      3,066*

          $ 563,662  $ 240,036

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF
                                  AVERAGE
                                  NET ASSETS

CLASS A                $ 33,731   .29%

CLASS T                 215,291   .28%

CLASS B                 59,423    .34%

CLASS C                 6,795     .30% *

INSTITUTIONAL CLASS     9,942     .19%

                       $ 325,182

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $46,656 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $40,474 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $445 under the custodian arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                                YEAR ENDED       YEAR ENDED

                                JULY 31, 1998 A  JULY 31, 1997 B, C

FROM NET REALIZED GAIN

CLASS A                         $ 729,180        $ 16,754

CLASS T                          5,047,886        94,078

CLASS B                          851,766          -

CLASS C                          20,288           -

INSTITUTIONAL CLASS              285,464          8,948

TOTAL                           $ 6,934,584      $ 119,780

IN EXCESS OF NET REALIZED GAIN

CLASS A                         $ 292,224        $ -

CLASS T                          2,022,976        -

CLASS B                          341,351          -

CLASS C                          8,130            -

INSTITUTIONAL CLASS              114,402          -

TOTAL                           $ 2,779,083      $ -

TOTAL                           $ 9,713,667      $ 119,780

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B DISTRIBUTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31,1997.
C DISTRIBUTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                    DOLLARS

                                YEAR ENDED    YEAR ENDED  YEAR ENDED     YEAR ENDED
                                JULY 31,      JULY 31,    JULY 31,       JULY 31,

                                1998 A        1997 B, C   1998A          1997  B, C



CLASS A                          964,665       504,366    $ 13,488,171   $ 6,388,175
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    69,547        1,197       932,488        15,029

SHARES REDEEMED                  (456,218)     (47,502)    (6,419,806)    (617,865)

NET INCREASE (DECREASE)          577,994       458,061    $ 8,000,853    $ 5,785,339

CLASS T                          4,279,715     4,187,137  $ 62,520,538   $ 54,310,830
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    495,203       7,154       6,737,895      89,642

SHARES REDEEMED                  (2,282,335)   (571,399)   (32,522,809)   (7,714,355)

NET INCREASE (DECREASE)          2,492,583     3,622,892  $ 36,735,624   $ 46,686,117

CLASS B                          1,984,357     352,887    $ 28,884,876   $ 4,850,934
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    78,354        -           1,031,825      -

SHARES REDEEMED                  (269,419)     (31,527)    (3,754,232)    (463,394)

NET INCREASE (DECREASE)          1,793,292     321,360    $ 26,162,469   $ 4,387,540

CLASS C                          494,219       -          $ 6,924,463    $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    2,343         -           27,642         -

SHARES REDEEMED                  (37,173)      -           (520,009)      -

NET INCREASE (DECREASE)          459,389       -          $ 6,432,096    $ -

INSTITUTIONAL CLASS              485,097       229,260    $ 6,901,286    $ 2,822,866
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    27,259        714         379,700        8,948

SHARES REDEEMED                  (263,460)     (4,803)     (3,726,106)    (63,483)

NET INCREASE (DECREASE)          248,896       225,171    $ 3,554,880    $ 2,768,331


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B SHARE TRANSACTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 11,889

CLASS T                46,432

CLASS B                25,248

CLASS C                10,277

INSTITUTIONAL CLASS    9,034

                      $ 102,880

ADVISOR UTILITIES GROWTH FUND - CLASS A
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
JULY 31, 1998                       YEAR    FUND

FIDELITY ADV UTILITIES - CL A       33.99%  77.35%

FIDELITY ADV UTILITIES - CL A       26.29%  67.16%
(INCL. 5.75% SALES CHARGE)

S&P 500                             19.29%  76.95%

GS UTILITIES                        35.49%  63.98%

CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
JULY 31, 1998                       YEAR    FUND

FIDELITY ADV UTILITIES - CL A       33.99%  35.05%

FIDELITY ADV UTILITIES - CL A       26.29%  30.92%
(INCL. 5.75% SALES CHARGE)

S&P 500                             19.29%  34.89%

GS UTILITIES                        35.49%  29.61%

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA UTILITIES GROWTH -CL A   S&P 500
GS UTILITIES
             00186                       SP001
GS007
  1996/09/03       9425.00        10000.00                    10000.00
  1996/09/30       9566.38        10516.69                    10176.08
  1996/10/31      10150.73        10806.74                    10476.83
  1996/11/30      10697.38        11623.62                    10911.15
  1996/12/31      10842.70        11393.36                    10972.81
  1997/01/31      11148.13        12105.21                    11198.39
  1997/02/28      11310.38        12200.12                    11368.11
  1997/03/31      10737.71        11698.81                    10703.10
  1997/04/30      11109.95        12397.23                    10813.53
  1997/05/31      11816.25        13151.98                    11421.28
  1997/06/30      12188.49        13741.19                    11800.54
  1997/07/31      12474.83        14834.57                    12102.55
  1997/08/31      12169.40        14003.54                    11763.95
  1997/09/30      13478.33        14770.51                    12662.62
  1997/10/31      13266.07        14277.18                    12858.05
  1997/11/30      13893.20        14938.07                    14071.85
  1997/12/31      14103.80        15194.56                    14800.43
  1998/01/31      15033.60        15362.61                    15075.28
  1998/02/28      16412.64        16470.56                    15318.83
  1998/03/31      17405.13        17314.02                    16771.80
  1998/04/30      17290.21        17488.19                    16224.12
  1998/05/31      16736.51        17187.57                    16023.80
  1998/06/30      16590.24        17885.73                    16401.68
  1998/07/31      16715.61        17695.25                    16397.57
IMATRL PRASUN   SHR__CHT 19980731 19980825 165942 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Growth - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $16,716 - a 67.16% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $16,398 - a 63.98% increase.
ADVISOR UTILITIES GROWTH FUND - CLASS T
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
JULY 31, 1998                       YEAR    FUND

FIDELITY ADV UTILITIES - CL T       33.72%  76.45%

FIDELITY ADV UTILITIES - CL T       29.04%  70.27%
(INCL. 3.50% SALES CHARGE)

S&P 500                             19.29%  76.95%

GS UTILITIES                        35.49%  63.98%

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
JULY 31, 1998                       YEAR    FUND

FIDELITY ADV UTILITIES - CL T       33.72%  34.69%

FIDELITY ADV UTILITIES - CL T       29.04%  32.19%
(INCL. 3.50% SALES CHARGE)

STANDARD & POOR'S 500 INDEX         19.29%  34.89%

GS UTILITIES                        35.49%  29.61%

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA UTILITIES GROWTH -CL T   S&P 500
GS UTILITIES
             00196                       SP001
GS007
  1996/09/03       9650.00       10000.00                    10000.00
  1996/09/30       9794.75       10516.69                    10176.08
  1996/10/31      10393.05       10806.74                    10476.83
  1996/11/30      10943.10       11623.62                    10911.15
  1996/12/31      11101.67       11393.36                    10972.81
  1997/01/31      11404.62       12105.21                    11198.39
  1997/02/28      11560.98       12200.12                    11368.11
  1997/03/31      10974.62       11698.81                    10703.10
  1997/04/30      11345.98       12397.23                    10813.53
  1997/05/31      12069.16       13151.98                    11421.28
  1997/06/30      12440.51       13741.19                    11800.54
  1997/07/31      12733.69       14834.57                    12102.55
  1997/08/31      12420.97       14003.54                    11763.95
  1997/09/30      13750.63       14770.51                    12662.62
  1997/10/31      13533.46       14277.18                    12858.05
  1997/11/30      14175.09       14938.07                    14071.85
  1997/12/31      14379.75       15194.56                    14800.43
  1998/01/31      15329.86       15362.61                    15075.28
  1998/02/28      16728.34       16470.56                    15318.83
  1998/03/31      17731.82       17314.02                    16771.80
  1998/04/30      17603.72       17488.19                    16224.12
  1998/05/31      17048.60       17187.57                    16023.80
  1998/06/30      16899.14       17885.73                    16401.68
  1998/07/31      17027.25       17695.25                    16397.57
IMATRL PRASUN   SHR__CHT 19980731 19980825 171037 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Growth - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $17,027 - a 70.27% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $16,398 - a 63.98% increase.
ADVISOR UTILITIES GROWTH FUND - CLASS B
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                  PAST 1  LIFE OF
JULY 31, 1998                                  YEAR    FUND

FIDELITY ADV UTILITIES - CL B                  32.97%  75.20%

FIDELITY ADV UTILITIES - CL B                  27.97%  71.20%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%  76.95%

GS UTILITIES                                   35.49%  63.98%

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                  PAST 1  LIFE OF
JULY 31, 1998                                  YEAR    FUND

FIDELITY ADV UTILITIES - CL B                  32.97%  34.18%

FIDELITY ADV UTILITIES - CL B                  27.97%  32.57%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%  34.89%

GS UTILITIES                                   35.49%  29.61%

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.
(CHECKMARK)

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA UTILITIES GROWTH -CL B   S&P 500
GS UTILITIES
             00189                       SP001
GS007
  1996/09/03      10000.00        10000.00                    10000.00
  1996/09/30      10150.00        10516.69                    10176.08
  1996/10/31      10770.00        10806.74                    10476.83
  1996/11/30      11340.00        11623.62                    10911.15
  1996/12/31      11504.32        11393.36                    10972.81
  1997/01/31      11818.26        12105.21                    11198.39
  1997/02/28      11980.29        12200.12                    11368.11
  1997/03/31      11372.67        11698.81                    10703.10
  1997/04/30      11747.37        12397.23                    10813.53
  1997/05/31      12496.77        13151.98                    11421.28
  1997/06/30      12871.47        13741.19                    11800.54
  1997/07/31      13175.28        14834.57                    12102.55
  1997/08/31      12841.09        14003.54                    11763.95
  1997/09/30      14219.71        14770.51                    12662.62
  1997/10/31      13984.25        14277.18                    12858.05
  1997/11/30      14639.45        14938.07                    14071.85
  1997/12/31      14841.43        15194.56                    14800.43
  1998/01/31      15815.36        15362.61                    15075.28
  1998/02/28      17243.06        16470.56                    15318.83
  1998/03/31      18272.33        17314.02                    16771.80
  1998/04/30      18139.52        17488.19                    16224.12
  1998/05/31      17552.95        17187.57                    16023.80
  1998/06/30      17386.94        17885.73                    16401.68
  1998/07/31      17519.75        17695.25                    16397.57
IMATRL PRASUN   SHR__CHT 19980731 19980825 165958 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Growth - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $17,120 - a 71.20% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $16,398 - a 63.98% increase.
ADVISOR UTILITIES GROWTH FUND - CLASS C
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                  PAST 1  LIFE OF
JULY 31, 1998                                  YEAR    FUND

FIDELITY ADV UTILITIES - CL C                  33.02%  75.25%

FIDELITY ADV UTILITIES - CL C                  32.02%  75.25%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%  76.95%

GS UTILITIES                                   35.49%  63.98%

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to both the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                  PAST 1  LIFE OF
JULY 31, 1998                                  YEAR    FUND

FIDELITY ADV UTILITIES - CL C                  33.02%  34.21%

FIDELITY ADV UTILITIES - CL C                  32.02%  34.21%
(INCL. CONTINGENT DEFERRED SALES CHARGE)

S&P 500                                        19.29%  34.89%

GS UTILITIES                                   35.49%  29.61%

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA UTILITIES GROWTH -CL C   S&P 500
GS UTILITIES
             00477                       SP001
GS007
  1996/09/03      10000.00        10000.00                    10000.00
  1996/09/30      10150.00        10516.69                    10176.08
  1996/10/31      10770.00        10806.74                    10476.83
  1996/11/30      11340.01        11623.62                    10911.15
  1996/12/31      11504.33        11393.36                    10972.81
  1997/01/31      11818.26        12105.21                    11198.39
  1997/02/28      11980.29        12200.12                    11368.11
  1997/03/31      11372.67        11698.81                    10703.10
  1997/04/30      11747.38        12397.23                    10813.53
  1997/05/31      12496.77        13151.98                    11421.28
  1997/06/30      12871.48        13741.19                    11800.54
  1997/07/31      13175.29        14834.57                    12102.55
  1997/08/31      12841.09        14003.54                    11763.95
  1997/09/30      14219.71        14770.51                    12662.62
  1997/10/31      13984.25        14277.18                    12858.05
  1997/11/30      14637.79        14938.07                    14071.85
  1997/12/31      14849.51        15194.56                    14800.43
  1998/01/31      15822.53        15362.61                    15075.28
  1998/02/28      17259.93        16470.56                    15318.83
  1998/03/31      18288.23        17314.02                    16771.80
  1998/04/30      18144.49        17488.19                    16224.12
  1998/05/31      17558.47        17187.57                    16023.80
  1998/06/30      17392.62        17885.73                    16401.68
  1998/07/31      17525.30        17695.25                    16397.57
IMATRL PRASUN   SHR__CHT 19980731 19980825 170647 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Growth - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $17,525 - a 75.25% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $16,398 - a 63.98% increase.
ADVISOR UTILITIES GROWTH FUND
FUND TALK: THE MANAGER'S OVERVIEW


(Photograph of Nick Thakore)
An interview with
Nick Thakore, Portfolio Manager of Fidelity Advisor Utilities Growth
Fund
Q. HOW DID THE FUND PERFORM, NICK?
A. The fund did very well. For the 12-month period that ended July 31, 1998, the fund's Class A, Class T, Class B and Class C shares returned 33.99%, 33.72%, 32.97% and 33.02%, respectively. During the same period, the Standard & Poor's 500 Index had a total return of 19.29%. Beginning this period, the fund also compares itself to the Goldman Sachs Utilities Index - an index of stocks designed to measure the performance of companies in the utilities sector - which returned 35.49% over the same 12-month period.
Q. WHAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?
A. The broader index suffered because of ongoing concerns about corporate earnings and particularly the impact of the Asian crisis on corporate profits. As a result, utility stocks benefited from the perceived flight to safety and the stability of their earnings. Overall, the fund benefited from large holdings in telephone stocks, which performed well, and less electric utility holdings, which did not perform as well. In addition, within the telecommunications industry the fund was invested in the right stocks. I overweighted the fund's assets in the new market entrants, such as WorldCom, and the regional Bell operating companies (RBOCs), such as Bell Atlantic. Both groups performed very well.
Q. WHY HAVE TELEPHONE STOCKS CONTINUED TO PERFORM THE BEST WITHIN THE UTILITY SECTOR?
A. The telecommunications industry has been viewed as the growth area within the utilities sector. Telephone company stocks increased revenues faster than those of other utilities, and they once again managed to meet or beat analysts' earnings estimates, helped by continued demand for additional telephone lines and data services. Consolidation has continued in the telecommunications industry, with the announced mergers of WorldCom and MCI, Bell Atlantic and GTE, SBC and Ameritech, and AT&T and TCI over the past several months. To some degree, mergers had a positive impact on the sector because the market anticipated that this trend would drive the industry's longer-term performance and growth prospects.
Q. HOW WOULD YOU DESCRIBE THE ENVIRONMENT FOR ELECTRIC AND GAS
UTILITIES?
A. While the declining interest-rate environment and uncertainty in Asia were good for electric and gas utilities in the fourth quarter of 1997, as investor confidence returned to the domestic markets in the first half of 1998, electric and gas utilities were again viewed as slow growth sectors. As a result, the performance of electric and gas utilities lagged telecommunications stocks, which exhibited stronger growth prospects.
Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?
A. WorldCom performed very well. It has the best assets in the business in terms of the networks it owns, giving it superior resources to enter new markets. I believe it has great growth potential in the U.S., internationally and with the Internet. Global Telesystems Group also performed well for the fund. It's another telecommunications stock with strong assets that is building long-distance networks in Europe; it was undervalued relative to other telecom asset stories. Recently the stock has performed well, and the company's valuation was starting to catch up with stocks that have similar growth potential.
Q. WERE THERE ANY STOCKS THAT DETRACTED FROM THE FUND'S PERFORMANCE?
A. Tel-Save Holdings was a disappointment for the fund. The company has been in merger discussions, but nothing has been worked out on that front, causing a lot of uncertainty with investors and hurting the stock's performance.
Q. WHAT'S YOUR OUTLOOK, NICK?
A. The large-cap companies that long have been players in this sector, in general, have limited growth potential and additional risks to their ability to sustain their growth. There is a whole host of new entrants that have strong growth potential, and I will continue to look closely at these companies. If concerns about Asia and corporate earnings continue, I think utility stocks will continue to benefit from the flight to safety. Typically, however, I don't try to predict general market, economic and political trends. I will continue to try to identify companies that offer the best growth prospects relative to their valuations and that can meet or exceed their earnings estimates.


The views expressed in this report refect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

FUND FACTS
START DATE: September 3, 1996
SIZE: As of July 31, 1998, more than
$42 million
MANAGER: Nick Thakore, since August 1997;
Manager, Fidelity Select Telecommunications
Portfolio, since 1996; Fidelity Utilities Fund and
Fidelity Advisor Utilities Growth Fund, since
August 1997; joined Fidelity in 1993
(checkmark)
ADVISOR UTILITIES GROWTH FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                                          % OF FUND'S
                                          INVESTMENTS

MCI COMMUNICATIONS CORP.                  8.6

WORLDCOM, INC.                            8.3

AT&T CORP.                                8.0

BELL ATLANTIC CORP.                       6.5

TEL-SAVE HOLDINGS, INC.                   4.6

QWEST COMMUNICATIONS INTERNATIONAL, INC.  4.3

GTE CORP.                                 4.2

SPRINT CORP.                              3.1

GLOBAL TELESYSTEMS GROUP, INC.            3.1

MEDIAONE GROUP, INC. $3.63 PIES           3.0

TOP INDUSTRIES AS OF JULY 31, 1998
TELEPHONE SERVICES 61.2%
CABLE TV OPERATORS 6.1%
ELECTRIC POWER 5.6%
ELECTRIC & OTHER SERVICES 5.4%
COMPUTER SERVICES 2.5%
ALL OTHERS 19.2%
ROW: 1, COL: 1, VALUE: 61.2
ROW: 1, COL: 2, VALUE: 6.1
ROW: 1, COL: 3, VALUE: 5.6
ROW: 1, COL: 4, VALUE: 5.4
ROW: 1, COL: 5, VALUE: 2.5
ROW: 1, COL: 6, VALUE: 19.2
 *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR UTILITIES GROWTH FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 84.8%
                                     SHARES    VALUE (NOTE 1)
BROADCASTING - 3.1%
CABLE TV OPERATORS - 3.1%
Alphanet Telecom, Inc. (a)  108,500 $ 1,184,145
Cable Michigan, Inc. (a)  325  12,025
RCN Corp.   10,200  204,000
TCI Satellite Entertainment, Inc. Class A (a)  10  52
Tele-Communications, Inc. (TCI Group),
 Series A (a)  127  5,302
  1,405,524
CELLULAR - 1.0%
CELLULAR & COMMUNICATION SERVICES - 1.0%
AirTouch Communications, Inc. (a)  7,400  435,213
Cellnet Data Systems, Inc. (a)  1,200  9,975
Telephone & Data Systems, Inc.   400  16,000
  461,188
COMMUNICATIONS EQUIPMENT - 0.3%
TELEPHONE INTERCONNECT SYSTEMS - 0.3%
Intermedia Communications, Inc. (a)  4,000  148,000
COMPUTER SERVICES & SOFTWARE - 2.5%
COMPUTER SERVICES - 2.5%
Concentric Network Corp.   5,000  117,500
Titan Corp. (a)  180,700  1,027,731
  1,145,231
PREPACKAGED COMPUTER SOFTWARE - 0.0%
DSET Corp. (a)  100  1,550
TOTAL COMPUTER SERVICES & SOFTWARE   1,146,781
ELECTRIC UTILITY - 11.2%
COMBINATION UTILITIES, NEC - 0.2%
Citizens Utilities Co. Class B  10,300  90,125
ELECTRIC & OTHER SERVICES - 5.4%
CMS Energy Corp.   11,300  476,719
Consolidated Edison, Inc.   6,000  253,875
Hidroelectrica de Cantabrico SA  100  4,501
Illinova Corp.   7,000  175,000
Montana Power Co.   20,000  701,250
PECO Energy Co.   6,000  179,625
PG&E Corp.   21,000  639,188
  2,430,158
ELECTRIC POWER - 5.6%
BEC Energy  9,300  355,725
Baycorp Holdings Ltd. (a)  100  669
Duke Energy Corp.   20,494  1,170,720
Entergy Corp.   7,000  191,625
FPL Group, Inc.   3,000  182,438
GPU, Inc.   3,900  139,425
IPALCO Enterprises, Inc.   12,000  507,750
  2,548,352
TOTAL ELECTRIC UTILITY   5,068,635
ELECTRICAL EQUIPMENT - 0.1%
TV & RADIO COMMUNICATION EQUIPMENT - 0.1%
Loral Space & Communications Ltd. (a)  2,000  55,375
ENGINEERING - 0.4%
ELECTRICAL WORK - 0.4%
Able Telcom Holdings Corp. (a)  20,600  193,125

                                     SHARES    VALUE (NOTE 1)
ENTERTAINMENT - 0.2%
MOTION PICTURE PRODUCTION - 0.2%
Tele-Communications, Inc.
 (TCI Ventures Group), Series A (a)  5,146 $ 101,312
GAS - 2.1%
GAS & OTHER SERVICES - 0.0%
UGI Corp.   1,050  24,675
GAS DISTRIBUTION - 1.0%
Eastern Enterprises Co.   3,300  131,794
K N Energy, Inc.   1,300  64,269
MCN Energy Group, Inc.   4,000  99,250
National Fuel Gas Co.   400  16,525
NICOR, Inc.   400  15,400
Peoples Energy Corp.   500  17,500
Sempra Energy (a)  4,436  111,732
WICOR, Inc.   600  12,863
  469,333
GAS TRANSMISSION - 0.7%
Williams Companies, Inc.   9,581  307,191
GAS TRANSMISSION & DISTRIBUTION - 0.4%
Columbia Gas System, Inc. (The)  2,475  131,639
Equitable Resources, Inc.   450  11,081
ONEOK, Inc.   700  23,888
  166,608
TOTAL GAS   967,807
INDEPENDENT POWER - 0.0%
STEAM SUPPLY - 0.0%
Bonneville Pacific Corp. (a)  300  459
OIL & GAS - 2.4%
CRUDE PETROLEUM & GAS - 0.2%
EEX Corp. (a)  13,295  93,065
Occidental Petroleum Corp.   600  13,350
  106,415
PETROLEUM REFINERS - 2.2%
Coastal Corp. (The)  29,750  974,313
TOTAL OIL & GAS   1,080,728
PUBLISHING - 0.3%
GENERAL PUBLISHING - 0.3%
Telepartner AS sponsored ADR (a)  50,000  125,000
TELEPHONE SERVICES - 61.2%
AT&T Corp.   59,575  3,611,734
Advanced Communications Group, Inc.   45,000  419,063
ALLTEL Corp.   400  16,775
AMNEX, Inc. (a)  190,700  190,700
BCE, Inc.   2,500  100,700
Bell Atlantic Corp.   65,000  2,949,375
BellSouth Corp.   13,800  942,713
Cincinnati Bell, Inc.   5,000  160,625
Commonwealth Telephone
 Enterprises, Inc.   15,866  389,709
Equant NV  700  30,261
EXCEL Communications, Inc. (a)  1,000  21,438
France Telecom SA  632  43,099
GTE Corp.   35,200  1,914,000
Global Telesystems Group, Inc. (a)  26,000  1,391,000
ITC Deltacom, Inc.   100  4,775
MCI Communications Corp.   60,500  3,917,375
COMMON STOCKS - CONTINUED
                                  SHARES    VALUE (NOTE 1)
TELEPHONE SERVICES - CONTINUED
NEXTLINK Communications, Inc.
 Class A (a)  3,000 $ 111,375
Qwest Communications
 International, Inc. (a)  48,361  1,952,575
Sprint Corp.   20,000  1,400,000
STAR Telecommunications, Inc. (a)  70,000  1,286,250
Tel-Save Holdings, Inc. (a)  166,200  2,077,500
Telegroup, Inc. (a)  80,000  800,000
U.S. LEC Corp. Class A  4,700  96,350
Winstar Communications, Inc. (a)  4,400  145,200
WorldCom, Inc. (a)  71,575  3,784,528
  27,757,120
TOTAL COMMON STOCKS
 (Cost $35,829,035)   38,511,054
CONVERTIBLE PREFERRED STOCKS - 3.0%
BROADCASTING - 3.0%
CABLE TV OPERATORS - 3.0%
MediaOne Group, Inc. $3.63 PIES (a)  23,000  1,336,875
ELECTRIC UTILITY - 0.0%
COMBINATION UTILITIES, NEC - 0.0%
Citizens Utilities Trust 2.50 EPPICS  400  17,575
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $1,356,370)   1,354,450
CASH EQUIVALENTS - 12.2%
                                             MATURITY
                                             AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.62%, dated
 7/31/98 due 8/03/98 $ 44,021  44,000
 SHARES
Taxable Central Cash Fund (b)  5,476,909  5,476,909
TOTAL CASH EQUIVALENTS
 (Cost $5,520,909)   5,520,909
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $42,706,314)  $ 45,386,413
SECURITY TYPE ABBREVIATIONS
EPPICS - Equity Providing Preferred
         Income Convertible Securities

PIES   - Premium Income Equity
         Securities
LEGEND
(a)Non-income producing
(b)At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At July 31, 1998 the aggregate cost of investment securities for income tax purposes was $42,900,878. Net unrealized appreciation aggregated $2,485,535, of which $5,375,424 related to appreciated investment securities and $2,889,889 related to depreciated investment securities.
The fund hereby designates approximately $236,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 95%, 17%, 4%, 16%, and 11% of Class A's, Class T's, Class B's, Class C's and Institutional Class' dividend distributions during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
A total of .12% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
ADVISOR UTILITIES GROWTH FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



                                                                                               JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE AGREEMENTS OF $44,000) (COST $42,706,314) - SEE      $ 45,386,413
ACCOMPANYING SCHEDULE

CASH                                                                                                           911

RECEIVABLE FOR INVESTMENTS SOLD                                                                                94,210

RECEIVABLE FOR FUND SHARES SOLD                                                                                236,017

DIVIDENDS RECEIVABLE                                                                                           41,732

INTEREST RECEIVABLE                                                                                            17,118

PREPAID EXPENSES                                                                                               2,697

 TOTAL ASSETS                                                                                                 45,779,098

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                               $ 2,669,070

PAYABLE FOR FUND SHARES REDEEMED                                                                 69,906

ACCRUED MANAGEMENT FEE                                                                           35,900

DISTRIBUTION FEES PAYABLE                                                                         22,195

OTHER PAYABLES AND                                                                               40,660
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                             2,837,731

NET ASSETS                                                                                                   $ 42,941,367

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                              $ 37,237,826

UNDISTRIBUTED NET INVESTMENT INCOME                                                                            130

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS            3,023,308

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                      2,680,103
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                                    $ 42,941,367

CALCULATION OF MAXIMUM                                                                                         $16.00
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($3,185,516 (DIVIDED BY)
  199,055 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                              $16.98
 (100/94.25 OF $16.00)

 CLASS T:                                                                                                   $15.95
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($19,918,461 (DIVIDED BY)
  1,248,423 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                          $16.53
 (100/96.50 OF $15.95)

 CLASS B:                                                                                                   $15.83
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($12,918,795 (DIVIDED BY)
  816,223 SHARES) A

 CLASS C:                                                                                                   $15.85
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($3,489,078 (DIVIDED BY)
  220,114 SHARES) A

 INSTITUTIONAL CLASS:                                                                                          $16.02
 NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  ($3,429,517 (DIVIDED BY) 214,077 SHARES)


A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS

                                                              YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                             $ 317,533
DIVIDENDS

INTEREST                                                                       116,534

 TOTAL INCOME                                                                  434,067

EXPENSES

MANAGEMENT FEE                                                    $ 154,189

TRANSFER AGENT FEES                                                62,946

DISTRIBUTION FEES                                                  143,498

ACCOUNTING FEES AND EXPENSES                                       60,324

NON-INTERESTED TRUSTEES' COMPENSATION                              85

CUSTODIAN FEES AND EXPENSES                                        7,633

REGISTRATION FEES                                                  68,536

AUDIT                                                              33,455

LEGAL                                                              446

REPORTS TO SHAREHOLDERS                                            16,326

MISCELLANEOUS                                                      554

 TOTAL EXPENSES BEFORE REDUCTIONS                                  547,992

 EXPENSE REDUCTIONS                                                (30,022)    517,970

NET INVESTMENT INCOME (LOSS)                                                   (83,903)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             4,503,451

 FOREIGN CURRENCY TRANSACTIONS                                     2,495       4,505,946

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             1,230,066

 ASSETS AND LIABILITIES IN                                         15          1,230,081
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                5,736,027

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 5,652,124



STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                        YEAR ENDED  SEPTEMBER 3, 1996
                                                                                         JULY 31,    (COMMENCEMENT
                                                                                         1998        OF OPERATIONS) TO
                                                                                                     JULY 31,
                                                                                                     1997

OPERATIONS                                                                                $ (83,903)    $ 52,435
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                                 4,505,946     129,499

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                     1,230,081     1,450,022

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          5,652,124     1,631,956

DISTRIBUTIONS TO SHAREHOLDERS                                                             (36,379)      (13,446)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                   (1,479,046)   (43,681)

 TOTAL DISTRIBUTIONS                                                                      (1,515,425)   (57,127)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                                              26,882,209    10,325,481

REDEMPTION FEES                                                                           21,301        848

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 31,040,209    11,901,158

NET ASSETS

 BEGINNING OF PERIOD                                                                      11,901,158    -

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $130 AND $38,999,
RESPECTIVELY)                                                                             $ 42,941,367  $ 11,901,158

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                                                                      YEARS ENDED
                                                                                      JULY 31,

SELECTED PER-SHARE DATA                                                               1998         1997 F



NET ASSET VALUE, BEGINNING OF PERIOD                                                  $ 13.07    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                       (.02)      .12

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                              4.19       3.09

 TOTAL FROM INVESTMENT OPERATIONS                                                     4.17       3.21

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                           (.04) I    (.03)

 FROM NET REALIZED GAIN                                                               (1.21) I   (.11)

 TOTAL DISTRIBUTIONS                                                                  (1.25)     (.14)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                              .01        -

NET ASSET VALUE, END OF PERIOD                                                        $ 16.00    $ 13.07

TOTAL RETURN B, C                                                                     33.99%     32.36%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                               $ 3,186    $ 531

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                               1.75% E    1.75% A, E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                      1.72% H    1.75% A

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                           (.11)%     1.09% A

PORTFOLIO TURNOVER                                                                    151%       13% A

AVERAGE COMMISSION RATE G                                                             $ .0298    $ .0162

A A NNUALIZED B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS
THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO
REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES
TO FINANCIAL STATEMENTS). F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
CLASS A SHARES) TO JULY 31, 1997. G A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF
TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER. H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). I THE AMOUNTS SHOWN REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO
FINANCIAL STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                                                   YEARS ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998         1997 F

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.03   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.04)     .08

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            4.17      3.09

 TOTAL FROM INVESTMENT OPERATIONS                                   4.13      3.17

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         (.03)     (.03)

 FROM NET REALIZED GAIN                                             (1.19)    (.11)

 TOTAL DISTRIBUTIONS                                                (1.22)    (.14)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01       -

NET ASSET VALUE, END OF PERIOD                                     $ 15.95   $ 13.03

TOTAL RETURN B, C                                                   33.72%    31.96%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 19,918  $ 7,085

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.94%     2.00% A. E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.90% H   2.00% A

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.23)%    .79% A

PORTFOLIO TURNOVER                                                  151%      13% A

AVERAGE COMMISSION RATE G                                          $ .0298   $ .0162

A ANNUALIZED B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS
THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO
REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER. F FOR THE PERIOD
SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO JULY 31, 1997. G A FUND
IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
 FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. H FMR OR THE FUND
HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
 PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                                                    YEARS ENDED
                                                                    JULY 31,

SELECTED PER-SHARE DATA                                             1998         1997 F

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.01    $ 11.76

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.13)      .02

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            4.16       1.23

 TOTAL FROM INVESTMENT OPERATIONS                                   4.03       1.25

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         (.03) I    -

 FROM NET REALIZED GAIN                                             (1.19) I   -

 TOTAL DISTRIBUTIONS                                                (1.22)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01        -

NET ASSET VALUE, END OF PERIOD                                     $ 15.83    $ 13.01

TOTAL RETURN B, C                                                   32.97%     10.63%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 12,919   $ 2,039

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.50% E    2.50% A, E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.47% H    2.50% A

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.85)%     .32% A

PORTFOLIO TURNOVER                                                  151%       13% A

AVERAGE COMMISSION RATE G                                          $ .0298    $ .0162

A ANNUALIZED B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C
TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER
 SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E
FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE
5 OF NOTES TO FINANCIAL STATEMENTS). F FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF
SALE OF CLASS B SHARES) TO JULY 31, 1997. G A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
 ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON
THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER. H FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
 EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). I THE AMOUNTS SHOWN
REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF
NOTES TO FINANCIAL STATEMENTS).


FINANCIAL HIGHLIGHTS - CLASS C
                                                                   YEAR ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998 F

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.90

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.10)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            3.16

 TOTAL FROM INVESTMENT OPERATIONS                                   3.06

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         (.02)

 FROM NET REALIZED GAIN                                             (1.10)

 TOTAL DISTRIBUTIONS                                                (1.12)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01

NET ASSET VALUE, END OF PERIOD                                     $ 15.85

TOTAL RETURN B, C                                                   23.60%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 3,489

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.50% A, E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.48% A, H

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.91)% A

PORTFOLIO TURNOVER                                                  151%

AVERAGE COMMISSION RATE G                                          $ .0298


A ANNUALIZED B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
 NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED
 SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). F FOR THE PERIOD NOVEMBER 3,
 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO JULY 31, 1998. G A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH
 COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER. H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
 OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).


FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                   YEARS ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998         1997 F


NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.09    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                            .04        .14

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            4.17       3.10

 TOTAL FROM INVESTMENT OPERATIONS                                   4.21       3.24

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         (.07) I    (.04)

 FROM NET REALIZED GAIN                                             (1.22) I   (.11)

 TOTAL DISTRIBUTIONS                                                (1.29)     (.15)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01        -

NET ASSET VALUE, END OF PERIOD                                     $ 16.02    $ 13.09

TOTAL RETURN B, C                                                   34.36%     32.68%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 3,430    $ 2,246

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.46%      1.50% A, E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.43% H    1.50% A

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                .30%       1.29% A

PORTFOLIO TURNOVER                                                  151%       13% A

AVERAGE COMMISSION RATE G                                          $ .0298    $ .0162

AANNUALIZED BTHE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). CTOTAL RETURNS FOR
 PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. DNET
INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD. EFMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD.
 WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE
BEEN HIGHER. FFOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS
SHARES) TO JULY 31, 1997. GA FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
 EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
 DIFFER. HFMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5
OF NOTES TO FINANCIAL STATEMENTS). I THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL
STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Utilities Growth Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $58,950,412 and $36,423,535, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 3,544    $ 364

CLASS T    69,549     50

CLASS B    58,845     44,295

CLASS C    11,560     11,560

          $ 143,498  $ 56,269

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 897

CLASS T               $ 2,005

CLASS B               $ 929

CLASS C               $ 1,874

INSTITUTIONAL CLASS   $ 76

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 43,487   $ 16,090

CLASS T    57,287     21,339

CLASS B    7,417      7,417*

CLASS C    803        803*

          $ 108,994  $ 45,649

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT    % OF
                                 AVERAGE
                                 NET ASSETS

CLASS A                $ 4,441   .31

CLASS T                 35,008   .25

CLASS B                 14,446   .24

CLASS C                 3,074    .26*

INSTITUTIONAL CLASS     5,977    .16

                       $ 62,946

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $6,775 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
          FMR          REIMBURSEMENT
          EXPENSE
          LIMITATIONS

CLASS A   1.75%        $ 6,156

CLASS B   2.50%         7,922

CLASS C   2.50%         7,738

                       $ 21,816

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $7,400 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $806 under the custodian arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                            YEARS ENDED JULY 31,

                            1998 A                1997 B, C

FROM NET INVESTMENT INCOME

CLASS A                     $ 1,800               $ 816

CLASS T                      13,527                6,500

CLASS B                      4,591                 -

CLASS C                      250                   -

INSTITUTIONAL CLASS          16,211                6,130

TOTAL                       $ 36,379              $ 13,446

FROM NET REALIZED GAIN

CLASS A                     $ 66,066              $ 2,993

CLASS T                      749,717               23,832

CLASS B                      267,630               -

CLASS C                      16,996                -

INSTITUTIONAL CLASS          378,637               16,856

TOTAL                       $ 1,479,046           $ 43,681

TOTAL                       $ 1,515,425           $ 57,127

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B DISTRIBUTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31,1997.
C DISTRIBUTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                  DOLLARS

                                YEAR ENDED  YEAR ENDED  YEAR ENDED    YEAR ENDED
                                JULY 31,    JULY 31,    JULY 31,      JULY 31,

                                1998 A      1997 B, C   1998 A        1997 B, C



CLASS A                          171,774     50,784     $ 2,671,006   $ 550,067
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    4,614       351         61,624        3,875

SHARES REDEEMED                  (17,947)    (10,521)    (275,348)     (126,974)

NET INCREASE (DECREASE)          158,441     40,614     $ 2,457,282   $ 426,968

CLASS T                          1,165,712   599,685    $ 17,577,615  $ 6,865,905
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    53,698      2,654       715,847       29,247

SHARES REDEEMED                  (514,685)   (58,641)    (7,904,206)   (701,040)

NET INCREASE (DECREASE)          704,725     543,698    $ 10,389,256  $ 6,194,112

CLASS B                          725,510     159,349    $ 11,176,610  $ 1,941,989
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    15,242      -           202,512       -

SHARES REDEEMED                  (81,233)    (2,645)     (1,222,194)   (32,964)

NET INCREASE (DECREASE)          659,519     156,704    $ 10,156,928  $ 1,909,025

CLASS C                          225,634     -          $ 3,470,986   $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    1,164       -           15,529        -

SHARES REDEEMED                  (6,684)     -           (107,792)     -

NET INCREASE (DECREASE)          220,114     -          $ 3,378,723   $ -

INSTITUTIONAL CLASS              310,409     180,368    $ 4,630,856   $ 1,895,917
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    22,979      1,242       307,065       13,709

SHARES REDEEMED                  (290,942)   (9,979)     (4,437,901)   (114,250)

NET INCREASE (DECREASE)          42,446      171,631    $ 500,020     $ 1,795,376


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B SHARE TRANSACTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 8,713

CLASS T                17,396

CLASS B                23,267

CLASS C                10,937

INSTITUTIONAL CLASS    8,223

                      $ 68,536

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Growth
Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Growth Fund (funds of Advisor Series VII) at July 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Advisor Series VII's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 1998
DISTRIBUTIONS


The Board of Trustees of the following funds voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

CONSUMER INDUSTRIES:
CLASS A:
PAY DATE          9/8/98
RECORD DATE       9/4/98
DIVIDENDS         -
SHORT-TERM
CAPITAL GAINS     $0.72
LONG-TERM
CAPITAL GAINS     $0.13
CLASS T:
PAY DATE          9/8/98
RECORD DATE       9/4/98
DIVIDENDS         -
SHORT-TERM
CAPITAL GAINS     $0.68
LONG-TERM
CAPITAL GAINS     $0.13
CLASS B:
PAY DATE          9/8/98
RECORD DATE       9/4/98
DIVIDENDS         -
SHORT-TERM
CAPITAL GAINS     $0.68
LONG-TERM
CAPITAL GAINS     $0.13
CLASS C:
PAY DATE          9/8/98
RECORD DATE       9/4/98
DIVIDENDS         -
SHORT-TERM
CAPITAL GAINS     $0.70
LONG-TERM
CAPITAL GAINS     $0.13
CYCLICAL INDUSTRIES:
CLASS A:
PAY DATE          12/15/97   9/8/98
RECORD DATE       12/12/97   9/4/98
DIVIDENDS         -          -
SHORT-TERM
CAPITAL GAINS     $0.31      $0.26
LONG-TERM
CAPITAL GAINS     $0.07      $0.42
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate         100%
 20% rate         -
CLASS T:
PAY DATE          12/15/97   9/8/98
RECORD DATE       12/12/97   9/4/98
DIVIDENDS         -          -
SHORT-TERM
CAPITAL GAINS     $0.31      $0.24
LONG-TERM
CAPITAL GAINS     $0.07      $0.42
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate         100%
 20% rate         -
CLASS B:
PAY DATE          12/15/97   9/8/98
RECORD DATE       12/12/97   9/4/98
DIVIDENDS         -          -
SHORT-TERM
CAPITAL GAINS     $0.31      $0.23
LONG-TERM
CAPITAL GAINS     $0.07      $0.42
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate         100%
 20% rate         -
CLASS C:
PAY DATE          12/15/97   9/8/98
RECORD DATE       12/12/97   9/4/98
DIVIDENDS         -          -
SHORT-TERM
CAPITAL GAINS     $0.31      $0.25
LONG-TERM
CAPITAL GAINS     $0.07      $0.42
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate         100%
 20% rate         -
FINANCIAL SERVICES:
CLASS A:
PAY DATE          12/15/97   9/8/98
RECORD DATE       12/12/97   9/4/98
DIVIDENDS         $0.04      $0.05
SHORT-TERM
CAPITAL GAINS     $0.19      $0.61
LONG-TERM
CAPITAL GAINS     $0.02      $0.41
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate         100%
 20% rate         -
CLASS T:
PAY DATE          12/15/97   9/8/98
RECORD DATE       12/12/97   9/4/98
DIVIDENDS         $0.03      $0.02
SHORT-TERM
CAPITAL GAINS     $0.19      $0.61
LONG-TERM
CAPITAL GAINS     $0.02      $0.41
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate         100%
 20% rate         -
CLASS B:
PAY DATE          12/15/97    9/8/98
RECORD DATE       12/12/97    9/4/98
DIVIDENDS         $0.01       $0.01
SHORT-TERM
CAPITAL GAINS     $0.19       $0.61
LONG-TERM
CAPITAL GAINS     $0.02       $0.41
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate         100%
 20% rate         -
CLASS C:
PAY DATE          12/15/97    9/8/98
RECORD DATE       12/12/97    9/4/98
DIVIDENDS         $0.02       $0.02
SHORT-TERM
CAPITAL GAINS     $0.19       $0.61
LONG-TERM
CAPITAL GAINS     $0.02       $0.41
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate         100%
 20% rate         -
HEALTH CARE:
CLASS A:
PAY DATE          12/15/97    9/8/98
RECORD DATE       12/12/97    9/4/98
DIVIDENDS         -           -
SHORT-TERM
CAPITAL GAINS     $0.56       $0.32
LONG-TERM
CAPITAL GAINS     $0.06       $0.07
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate         100%
 20% rate         -
CLASS T:
PAY DATE          12/15/97    9/8/98
RECORD DATE       12/12/97    9/4/98
DIVIDENDS         -           -
SHORT-TERM
CAPITAL GAINS    $0.56        $0.30
LONG-TERM
CAPITAL GAINS    $0.06        $0.07
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate        100%
 20% rate        -
CLASS B:
PAY DATE         12/15/97    9/8/98
RECORD DATE      12/12/97    9/4/98
DIVIDENDS        -           -
SHORT-TERM
CAPITAL GAINS    $0.53       $0.29
LONG-TERM
CAPITAL GAINS    $0.06       $0.07
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate        100%
 20% rate        -
CLASS C:
PAY DATE         12/15/97    9/8/98
RECORD DATE      12/12/97    9/4/98
DIVIDENDS        -           -
SHORT-TERM
CAPITAL GAINS    $0.57       $0.31
LONG-TERM
CAPITAL GAINS    $0.06       $0.07
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate        100%
 20% rate        -
NATURAL RESOURCES:
CLASS A:
PAY DATE         9/8/97    12/8/97    9/8/98
RECORD DATE      9/5/97    12/5/97    9/4/98
DIVIDENDS        -         -          $0.05
SHORT-TERM
CAPITAL GAINS    $0.97     $0.58      $0.06
LONG-TERM
CAPITAL GAINS    $1.76     $0.65      $0.64
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate        54.15%    71.98%
 20% rate        45.85%    28.02%
CLASS T:
PAY DATE         9/8/97    12/8/97    9/8/98
RECORD DATE      9/5/97    12/5/97    9/4/98
DIVIDENDS        -         -          $0.01
SHORT-TERM
CAPITAL GAINS    $0.95     $0.56      $0.06
LONG-TERM
CAPITAL GAINS    $1.76     $0.65      $0.64
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate        54.15%    71.98%
 20% rate        45.85%    28.02%
CLASS B:
PAY DATE         9/8/97    12/8/97    9/8/98
RECORD DATE      9/5/97    12/5/97    9/4/98
DIVIDENDS        -          -         -
SHORT-TERM
CAPITAL GAINS    $0.89     $0.51      $0.02
LONG-TERM
CAPITAL GAINS    $1.76     $0.65      $0.64
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate        54.15%    71.98%
 20% rate        45.85%    28.02%
CLASS C:
PAY DATE                   12/8/97    9/8/98
RECORD DATE                12/5/97    9/4/98
DIVIDENDS                  -          $0.01
SHORT-TERM
CAPITAL GAINS              $0.57      $0.06
LONG-TERM
CAPITAL GAINS              $0.65      $0.64
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate                  71.98%
 20% rate                  28.02%
UTILITIES GROWTH:
CLASS A:
PAY DATE         12/15/97  9/8/98
RECORD DATE      12/12/97  9/4/98
DIVIDENDS        $0.01     -
SHORT-TERM
CAPITAL GAINS    $0.95     $0.88
LONG-TERM
CAPITAL GAINS    $0.15     $0.10
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate        100%
 20% rate        -
CLASS T:
PAY DATE         12/15/97  9/8/98
RECORD DATE      12/12/97  9/4/98
DIVIDENDS        -         -
SHORT-TERM
CAPITAL GAINS    $0.94     $0.86
LONG-TERM
CAPITAL GAINS    $0.15     $0.10
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate        100%
 20% rate        -

CLASS B:
PAY DATE         12/15/97  9/8/98
RECORD DATE      12/12/97  9/4/98
DIVIDENDS        -         -
SHORT-TERM
CAPITAL GAINS    $0.93     $0.85
LONG-TERM
CAPITAL GAINS    $0.15     $0.10
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate        100%
 20% rate        -
CLASS C:
PAY DATE         12/15/97  9/8/98
RECORD DATE      12/12/97  9/4/98
DIVIDENDS        $0.02     -
SHORT-TERM
CAPITAL GAINS    $0.95     $0.87
LONG-TERM
CAPITAL GAINS    $0.15     $0.10
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate        100%
 20% rate        -




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
(dagger) CUSTODIAN FOR FIDELITY ADVISOR NATURAL RESOURCES FUND ONLY

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY
Brown Brothers Harriman & Co. (dagger)
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor International Capital
Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor TechnoQuant SM Growth Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Strategic Opportunities Fund
Fidelity Advisor Large Cap Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund



(Fidelity_Logo_Graphic)
(registered trademark)
P.O. Box 5422
Cincinnati, OH  45250-5422

(Recycle_Logo_Graphic) Printed on Recycled Paper
AFOC-ANN-0998
1.536453.101
60808





(2_FIDELITY_LOGOS)
(REGISTERED TRADEMARK)

FIDELITY ADVISOR
FOCUS FUNDS
INSTITUTIONAL CLASS

Consumer Industries
Cyclical Industries
Financial Services
Health Care
Natural Resources
Technology
Utilities Growth

ANNUAL REPORT
FOR THE YEAR ENDING
JULY 31, 1998
AND
PROSPECTUS
DATED SEPTEMBER 28, 1998

CONTENTS

PERFORMANCE OVERVIEW               A-4

CONSUMER INDUSTRIES                A-5    PERFORMANCE
                                   A-6    FUND TALK: THE MANAGER'S OVERVIEW
                                   A-7    INVESTMENT SUMMARY
                                   A-8    INVESTMENTS
                                   A-12   FINANCIAL STATEMENTS
                                   A-16   NOTES TO THE FINANCIAL STATEMENTS

CYCLICAL INDUSTRIES                A-21   PERFORMANCE
                                   A-22   FUND TALK: THE MANAGER'S OVERVIEW
                                   A-23   INVESTMENT SUMMARY
                                   A-24   INVESTMENTS
                                   A-27   FINANCIAL STATEMENTS
                                   A-31   NOTES TO THE FINANCIAL STATEMENTS

FINANCIAL SERVICES                 A-36   PERFORMANCE
                                   A-37   FUND TALK: THE MANAGER'S OVERVIEW
                                   A-38   INVESTMENT SUMMARY
                                   A-39   INVESTMENTS
                                   A-41   FINANCIAL STATEMENTS
                                   A-45   NOTES TO THE FINANCIAL STATEMENTS

HEALTH CARE                        A-50   PERFORMANCE
                                   A-51   FUND TALK: THE MANAGER'S OVERVIEW
                                   A-52   INVESTMENT SUMMARY
                                   A-53   INVESTMENTS
                                   A-55   FINANCIAL STATEMENTS
                                   A-59   NOTES TO THE FINANCIAL STATEMENTS

NATURAL RESOURCES                  A-63   PERFORMANCE
                                   A-64   FUND TALK: THE MANAGER'S OVERVIEW
                                   A-65   INVESTMENT SUMMARY
                                   A-66   INVESTMENTS
                                   A-68   FINANCIAL STATEMENTS
                                   A-72   NOTES TO THE FINANCIAL STATEMENTS

TECHNOLOGY                         A-77   PERFORMANCE
                                   A-78   FUND TALK: THE MANAGERS' OVERVIEW
                                   A-79   INVESTMENT SUMMARY
                                   A-80   INVESTMENTS
                                   A-82   FINANCIAL STATEMENTS
                                   A-86   NOTES TO THE FINANCIAL STATEMENTS

UTILITIES GROWTH                   A-91   PERFORMANCE
                                   A-92   FUND TALK: THE MANAGER'S OVERVIEW
                                   A-93   INVESTMENT SUMMARY
                                   A-94   INVESTMENTS
                                   A-96   FINANCIAL STATEMENTS
                                   A-100  NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS  A-105

DISTRIBUTIONS                      A-106

FIDELITY ADVISOR FOCUS FUNDS       P-1
PROSPECTUS

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE OVERVIEW

Benign inflation, moderate economic growth and concern over the financial crisis in Asia were the key factors behind the U.S. stock market's performance for the 12-month period that ended July 31, 1998. While the U.S. stock market experienced volatility and lackluster returns in recent months, the Standard & Poor's 500 Index - a measure of the U.S. stock market - returned 19.29% over the past year. However, strong performance was limited to a narrow range of mostly very large-cap stocks. In comparison to the larger-cap oriented S&P 500 index, the Russell 2000 - a general measure of small-capitalization stock performance - returned 2.31% during the same 12-month period. This narrow market - one where a small number of stocks perform well, and others are flat or produce losses - was further demonstrated by the fact that, as of the end of the period, the average stock on the New York Stock Exchange was down more than 24% from its 52-week high - the largest decline since 1990.
Early in the period, as was the case during most of the past year, investors preferred the safety and liquidity of large-cap stocks, hoping these stocks would maintain steady earnings and be easier to sell in a possible economic slowdown. In response to the unfolding currency and market crisis in Asia during the fourth quarter of 1997, the broad market indexes experienced some weakness. In late October, the Dow Jones Industrial Average fell 550-plus points in one trading session, but recouped much of its losses the next day. At the start of 1998, investors seemed to shrug off corporate earnings issues to push the major stock market indexes higher. In the first quarter of 1998, the S&P 500 index produced a solid 13.95% return. The S&P 500 and other market indexes continued to rally through May, before falling sharply in mid-June amid renewed fears that Asia's economic crisis would inhibit the growth in earnings of American companies. While stocks continued to reach new highs in mid-July, a week and a half of selling pressure toward the end of the period, due to news of declining corporate profits, sent the Dow Jones Industrial Average down over 450 points from its record high of 9337.97, set on July 17, to close at 8883.29 by the end of the period.
The pattern of a narrow market was also displayed in certain industry groups. HEALTH CARE and FINANCE stocks continued to perform well. Prices of many pharmaceutical stocks moved higher, helped by strong pipelines of new products, the ability to bring products to market more rapidly and relaxed regulations that permitted more aggressive advertising. Stable economic growth, coupled with nonexistent inflation, buoyed the financial sector. Banks and brokerage houses sustained impressive earnings growth; other financial services firms benefited from merger and acquisition activity, exemplified by the recently announced megamerger of Travelers and Citicorp.
While many TECHNOLOGY stocks turned in very strong results, particularly in early 1998, the sector experienced some mixed results over the 12-month period, due primarily to the negative impact of the Asian crisis and the effect of a strong dollar on foreign sales. UTILITY stocks performed well, benefiting from a flight to safety by concerned investors and strong revenue gains by many telephone companies. NATURAL RESOURCES stocks experienced weak results, with the price of most commodities declining and crude oil dipping below $12 dollars a barrel near the end of June. In addition, we experienced one of the warmest weather patterns in recent history in the U.S., Europe and Asia, causing lower demand for energy.
CYCLICAL INDUSTRIES - those whose performance typically moves in line with prevailing economic conditions - produced some mixed results due to an anticipated slowdown in exports to Asia. However, low interest rates and strong domestic demand provided some support for these stocks. Stocks in the CONSUMER INDUSTRIES sector posted generally strong results. Home builders, restaurants and the hotel industry posted strong results, supported by solid domestic consumer spending and increased disposable income.

ADVISOR CONSUMER INDUSTRIES FUND - INSTITUTIONAL CLASS
PERFORMANCE

PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1  LIFE OF
JULY 31, 1998                         YEAR    FUND

FIDELITY ADV CONSUMER - INST CL       27.70%  73.64%

S&P 500 (REGISTERED TRADEMARK)        19.29%  76.95%

GS CONSUMER INDUSTRIES                21.45%  65.93%

CUMULATIVE TOTAL RETURNS show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                         PAST 1  LIFE OF
JULY 31, 1998                         YEAR    FUND

FIDELITY ADV CONSUMER - INST CL       27.70%  33.56%

S&P 500                               19.29%  34.89%

GS CONSUMER INDUSTRIES                21.45%  30.42%

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA CONSUMER IND -CL I       S&P 500
GS CONSUMER INDUSTRIES
             00205                       SP001
GS002
  1996/09/03      10000.00        10000.00                    10000.00
  1996/09/30      10560.00        10516.69                    10513.26
  1996/10/31      10680.00        10806.74                    10515.20
  1996/11/30      11050.00        11623.62                    11025.10
  1996/12/31      10860.20        11393.36                    10884.77
  1997/01/31      11383.58        12105.21                    11305.36
  1997/02/28      11524.49        12200.12                    11695.56
  1997/03/31      11192.34        11698.81                    11296.69
  1997/04/30      11383.58        12397.23                    11790.13
  1997/05/31      12259.24        13151.98                    12465.57
  1997/06/30      12883.27        13741.19                    12976.04
  1997/07/31      13597.89        14834.57                    13662.47
  1997/08/31      13124.83        14003.54                    12875.85
  1997/09/30      13966.13        14770.51                    13567.42
  1997/10/31      13723.24        14277.18                    13296.15
  1997/11/30      14407.74        14938.07                    14130.89
  1997/12/31      14871.94        15194.56                    14591.98
  1998/01/31      14803.03        15362.61                    14472.66
  1998/02/28      15871.05        16470.56                    15602.11
  1998/03/31      16789.78        17314.02                    16489.31
  1998/04/30      16686.43        17488.19                    16327.46
  1998/05/31      16778.30        17187.57                    16451.19
  1998/06/30      17628.12        17885.73                    17157.68
  1998/07/31      17363.99        17695.25                    16593.20
IMATRL PRASUN   SHR__CHT 19980731 19980825 155512 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment would have grown to $17,364
- a 73.64% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $16,593 - a 65.93% increase.
ADVISOR CONSUMER INDUSTRIES FUND
FUND TALK: THE MANAGER'S OVERVIEW


(Photograph of Doug Chase)
An interview with Doug Chase, Portfolio Manager of Fidelity Advisor Consumer Industries Fund
Q. HOW DID THE FUND PERFORM, DOUG?
A. Very well. During the 12-month period that ended July 31, 1998, the fund's Institutional Class shares returned 27.70%, outperforming the Standard & Poor's 500 Index's return of 19.29% during the same period. Beginning this period, the fund also compares itself to the Goldman Sachs Consumer Industries Index - an index of stocks designed to measure the performance of companies in the consumer industries sector
- which returned 21.45% over the same 12-month period.
Q. WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE PAST 12 MONTHS?
A. It was a volatile year. Last August, Asia's economic and financial problems triggered a decline in the market. Since then, the market has been increasingly nervous. Corporate earnings were a primary focus, with investors growing more intolerant of declining business fundamentals or missed earnings projections. Companies that had lower earnings projections, or whose earnings came in less than expected, found their stock prices hit hard.
Q. THE FUND OUTPERFORMED THE S&P 500 SIGNIFICANTLY. CAN YOU EXPLAIN
WHY?
A. During the year, I focused on increasing the number of large-cap stocks in the fund. After last August's market decline, I analyzed large-cap stock valuations, which led me to conclude that in an environment of market uncertainty there could be a flight to quality among investors. Large-cap consumer companies delivered more predictable earnings growth, and were undervalued at the prevailing interest rates. During the last 12 months, the best performers have been the large-cap companies, so my strategy paid off. I also built up the fund's retail industry holdings. Retailers have been more insulated from the events in Asia, since their core business is in the U.S. Their good performance during the year reflected the relative strength of the U.S. economy.
Q. WHICH STOCKS PERFORMED WELL?
A. As I mentioned before, the large-cap stocks performed well. For example, Wal-Mart Stores, the fund's number one holding, has been a terrific stock. This company has been one of the best success stories in retailing. Wal-Mart has invested in technology to track its inventories closely and has focused on re-supplying its fastest-selling items. The company's earnings estimates have increased, and its same-store sales - which compares sales growth for only those stores which have been in operation for at least 12 months
- have been very strong. Cable companies MediaOne Group and Comcast Corp. also have shown strong performance. These cable operators have gained an advantage in the battle for high-speed Internet access to the home, because cable already allows two-way access at higher speed than phone lines or via satellite.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. There were a few. Many food companies, including Sara Lee and Campbell Soup, were disappointments. These companies were hurt by limited pricing and minimal volume growth. Cereal companies Quaker Oats, Kellogg Co. and General Mills did not perform well. They lost pricing power - meaning the ability to raise prices - and saw their product mix shift to low-end formats like bagged cereals instead of boxed, with lower profit margins. I've sold all of General Mills from the portfolio. Textiles and apparel companies had a bad year. With currency valuation making Asian imports so much cheaper than U.S. products, it's anticipated that many of these companies will have a tougher time competing.
Q. THE FUND'S TOP 10 HOLDINGS ARE ALL LARGE-CAP STOCKS. DOES THIS REFLECT A SHIFT IN THE FUND'S INVESTMENT PROFILE?
A. When I began managing this fund last summer, most of the top 10 holdings were small-cap companies. Over the past year, I've built a more diversified portfolio, buying small-caps, mid-caps and large-caps. In the current market environment, it's a simple fact that large-capitalization companies have had an advantage, so changing the mix to include more large-caps has really paid off. Wal-Mart, Coca-Cola, Gillette, Home Depot, McDonald's, Avon Products, Clorox, and Walt Disney all performed very well during the year. That reflects an environment in which the largest companies have had the best earnings growth, have been taking market share and have proved to be the most stable business models.
Q. WHAT'S YOUR OUTLOOK AND STRATEGY FOR THE COMING MONTHS, DOUG?
A. I'm always cautious. Although the U.S. economy is strong and unemployment is low, personal indebtedness is still high. The good news is that interest rates continue to decline. When interest rates go down, U.S. consumers tend to refinance their homes, their other debt costs decline, they have more disposable income and they spend more. That's good for consumer industries and for the fund. In the coming months, I'll maintain the fund's diversified approach. The challenge is in finding companies whose performance is strengthening and whose earnings are predictable, and then buying their stock at attractive prices.

The views expressed in this report refect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

(checkmark)
FUND FACTS
START DATE: September 3, 1996
SIZE: as of July 31, 1998, more than $27 million
MANAGER: Doug Chase, since August 1997;
joined Fidelity in 1993

ADVISOR CONSUMER INDUSTRIES FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                               % OF FUND'S
                               INVESTMENTS

WAL-MART STORES, INC.          5.6

PHILIP MORRIS COMPANIES, INC.  4.4

GILLETTE CO.                   4.3

COCA-COLA CO. (THE)            3.5

PEPSICO, INC.                  3.0

HOME DEPOT, INC.               2.6

MCDONALD'S CORP.               2.4

AVON PRODUCTS, INC.            2.0

CLOROX CO.                     1.9

DISNEY (WALT) CO.              1.8

TOP INDUSTRIES AS OF JULY 31, 1998
ROW: 1, COL: 1, VALUE: 7.3
ROW: 1, COL: 2, VALUE: 6.8
ROW: 1, COL: 3, VALUE: 6.5
ROW: 1, COL: 4, VALUE: 5.4
ROW: 1, COL: 5, VALUE: 4.5
ROW: 1, COL: 6, VALUE: 69.5
COSMETICS 7.3%
SOFT DRINKS 6.8%
GENERAL MERCHANDISE STORES 6.5%
SOAPS & DETERGENTS 5.4%
CABLE TV OPERATORS 4.5%
ALL OTHERS 69.5%
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR CONSUMER INDUSTRIES FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.0%
                              SHARES    VALUE (NOTE 1)
ADVERTISING - 1.7%
ADVERTISING - 0.2%
Outdoor Systems, Inc. (a)  2,362 $ 60,231
ADVERTISING AGENCIES - 1.5%
Interpublic Group of Companies, Inc.   2,900  174,725
Omnicom Group, Inc.   4,500  236,250
  410,975
TOTAL ADVERTISING   471,206
AIR TRANSPORTATION - 0.4%
TRANSPORTATION SERVICES - 0.4%
Viad Corp.   4,400  105,875
APPAREL STORES - 2.9%
FAMILY CLOTHING STORES - 0.1%
Abercrombie & Fitch Co. Class A (a)  595  27,630
GENERAL APPAREL STORES - 2.4%
Gap, Inc.   4,175  248,934
Limited, Inc. (The)  6,200  166,238
Saks Holdings, Inc. (a)  5,700  146,419
TJX Companies, Inc.   5,100  119,850
  681,441
WOMEN'S CLOTHING STORES - 0.4%
AnnTaylor Stores Corp. (a)  2,300  48,444
Wet Seal, Inc. Class A (a)  1,700  50,363
  98,807
TOTAL APPAREL STORES   807,878
AUTOS, TIRES, & ACCESSORIES - 0.2%
AUTO PARTS - RETAIL - 0.2%
Pep Boys-Manny, Moe & Jack  3,500  60,375
BEVERAGES - 8.6%
DISTILLED & BLENDED LIQUOR - 0.4%
Seagram Co. Ltd.   2,900  105,596
MALT BEVERAGE - 1.3%
Anheuser-Busch Companies, Inc.   6,200  320,463
Coors (Adolph) Co. Class B  1,100  41,491
  361,954
SOFT DRINKS - 6.8%
Celestial Seasonings, Inc. (a)  1,100  49,363
Coca-Cola Bottling Co. Consolidated  600  36,000
Coca-Cola Co. (The)  12,100  976,319
PepsiCo, Inc.   21,400  830,588
Whitman Corp.   1,000  21,188
  1,913,458
WINE, BRANDY & BRANDY SPIRITS - 0.1%
Canadaigua Wine Co. Class A (a)  800  37,700
TOTAL BEVERAGES   2,418,708
BROADCASTING - 8.1%
CABLE TV OPERATORS - 4.5%
Comcast Corp.:
 Class A  1,800  81,450
 Class A special  1,800  81,731
Cox Communications, Inc. Class A (a)  4,100  200,388
MediaOne Group, Inc. (a)  6,500  314,031
TCA Cable TV, Inc.   1,600  92,100
Time Warner, Inc.   5,325  479,583
  1,249,283

                                             SHARES    VALUE (NOTE 1)
RADIO BROADCASTING - 2.0%
Chancellor Media Corp. (a)  2,800 $ 135,100
Clear Channel Communications, Inc. (a)  4,300  241,606
Jacor Communications, Inc. Class A (a)  2,400  140,700
Radiomutuel, Inc. Class A (a)  4,600  49,291
  566,697
TELEVISION BROADCASTING - 1.6%
CBS Corp.   11,500  390,281
Scripps E.W. Co. Class A  1,200  63,150
  453,431
TOTAL BROADCASTING   2,269,411
BUILDING MATERIALS - 0.2%
HARDWARE - WHOLESALE - 0.2%
Richelieu Hardware Ltd. (a)  4,400  50,931
COMPUTER SERVICES & SOFTWARE - 0.4%
COMPUTER & SOFTWARE STORES - 0.1%
CompUSA, Inc. (a)  2,000  37,875
COMPUTER SERVICES - 0.3%
Computer Learning Centers, Inc. (a)  2,500  69,688
TOTAL COMPUTER SERVICES & SOFTWARE   107,563
CONSUMER ELECTRONICS - 0.4%
RADIOS, TELEVISIONS, STEREOS - 0.4%
Gemstar International Group Ltd. (a)  3,200  119,200
DRUG STORES - 2.8%
CVS Corp.   8,430  345,630
Rite Aid Corp.   3,700  146,150
Walgreen Co.   6,850  295,834
  787,614
DRUGS & PHARMACEUTICALS - 0.3%
PHARMACEUTICAL PREPARATIONS - 0.3%
Rexall Sundown, Inc. (a)  2,900  87,544
EDUCATIONAL SERVICES - 0.3%
COLLEGES, UNIVERSITIES & PROFESSIONAL SCHOOLS - 0.3%
Apollo Group, Inc. Class A (a)  2,250  80,719
ENTERTAINMENT - 5.4%
CRUISES - 0.7%
Carnival Cruise Lines, Inc. Class A  4,700  173,606
Royal Caribbean Cruises Ltd.   500  37,156
  210,762
MOTION PICTURE DISTRIBUTION - 1.0%
Viacom, Inc. Class B (non-vtg.) (a)  4,000  274,000
MOTION PICTURE PRODUCTION - 3.5%
Disney (Walt) Co.   15,000  516,563
King World Productions, Inc. (a)  11,500  322,000
Tele-Communications, Inc.
 (Liberty Media Group), Series A (a)  3,550  140,003
  978,566
RECREATIONAL SERVICES - 0.2%
Premier Parks, Inc. (a)  900  57,488
TOTAL ENTERTAINMENT   1,520,816
FOODS - 6.3%
BAKERY PRODUCTS - 0.1%
Flowers Industries, Inc.   1,100  20,281
Interstate Bakeries Corp.   700  20,125
  40,406
COMMON STOCKS - CONTINUED
                                   SHARES    VALUE (NOTE 1)
FOODS - CONTINUED
CANDY - 0.2%
Hershey Foods Corp.   900 $ 56,813
CANNED SPECIALTIES - 0.6%
Campbell Soup Co.   2,800  151,200
COOKIES & CRACKERS - 0.1%
Nabisco Holdings Corp. Class A  500  17,813
DAIRY - 0.3%
Dean Foods Co.   1,100  60,294
Groupe Danone  120  36,202
  96,496
FOOD - 2.5%
Dole Food, Inc.   1,875  88,359
Heinz (H.J.) Co.   5,275  290,784
Kellogg Co.   1,300  43,063
Nestle SA ADR (Reg.)  300  31,200
Sara Lee Corp.   5,100  255,638
  709,044
GRAIN MILL PRODUCTS - 1.5%
Archer-Daniels-Midland Co.   1,900  32,538
Corn Products International, Inc. (a)  1,343  39,954
Quaker Oats Co.   1,200  63,450
Ralston Purina Co.   8,300  267,156
  403,098
MEAT & FISH - 0.3%
Tyson Foods, Inc.   3,700  80,013
PACKAGED & FROZEN FOODS - 0.7%
Bestfoods  3,550  197,469
TOTAL FOODS   1,752,352
GENERAL MERCHANDISE STORES - 11.0%
DEPARTMENT STORES - 3.1%
Federated Department Stores, Inc. (a)  7,700  407,619
Kohls Corp. (a)  1,200  58,800
Nordstrom, Inc.   1,400  43,706
Penney (J.C.) Co., Inc.   2,825  165,792
Proffitts, Inc. (a)  2,450  77,175
Sears, Roebuck & Co.   1,300  65,975
Stein Mart, Inc. (a)  4,200  44,363
  863,430
GENERAL MERCHANDISE STORES - 6.5%
Dayton Hudson Corp.   4,700  224,719
Wal-Mart Stores, Inc.   25,050  1,581,281
  1,806,000
VARIETY STORES - 1.4%
Consolidated Stores Corp. (a)  3,040  102,220
Costco Companies, Inc. (a)  2,500  141,875
Dollar Tree Stores (a)  3,550  161,081
  405,176
TOTAL GENERAL MERCHANDISE STORES   3,074,606
GROCERY STORES - 3.1%
FOOD STORES - 0.2%
Whole Foods Market, Inc. (a)  1,200  65,100
GROCERY - RETAIL - 2.9%
Albertson's, Inc.   1,100  52,869
Dominick's Supermarkets, Inc. (a)  900  40,556
Hannaford Brothers Co.   1,000  43,438

                                         SHARES    VALUE (NOTE 1)
Kroger Co. (The) (a)  3,300 $ 156,131
Meyer (Fred), Inc. (a)  4,000  176,250
Safeway, Inc. (a)  7,450  330,128
  799,372
TOTAL GROCERY STORES   864,472
HOLDING COMPANIES - 0.2%
HOLDING COMPANY OFFICES, NEC - 0.2%
Triarc Companies, Inc. Class A (a)  2,600  59,313
HOME FURNISHINGS - 0.1%
FURNITURE - 0.1%
Dorel Industries, Inc. Class B
 (sub-vtg.) (a)(c)  600  19,784
HOUSEHOLD PRODUCTS - 13.1%
COSMETICS - 7.3%
Alberto-Culver Co. Class A  1,400  31,850
Avon Products, Inc.   6,575  568,738
Estee Lauder Companies, Inc.   1,200  77,100
Gillette Co.   22,900  1,199,388
International Flavors & Fragrances, Inc.   1,800  75,600
Revlon, Inc. Class A (a)  1,700  84,363
  2,037,039
FABRICATED RUBBER PRODUCTS - 0.2%
Rubbermaid, Inc.   1,600  53,300
MANUFACTURED PRODUCTS - 0.2%
First Brands Corp.   2,800  65,625
SOAPS & DETERGENTS - 5.4%
Church & Dwight Co., Inc.   1,600  49,400
Clorox Co.   5,200  533,000
Dial Corp.   1,700  40,588
Procter & Gamble Co.   5,730  454,819
Unilever NV ADR  6,300  437,850
  1,515,657
TOTAL HOUSEHOLD PRODUCTS   3,671,621
LEASING & RENTAL - 0.1%
TRUCK RENT & LEASE, NO DRIVER - 0.1%
Hertz Corp. Class A  500  23,281
LEISURE DURABLES & TOYS - 1.2%
MOTORCYCLES - 0.2%
Harley-Davidson, Inc.   1,800  71,325
TOYS & GAMES - 0.9%
Galoob (Lewis) Toys, Inc. (a)  3,800  36,100
Mattel, Inc.   5,500  211,406
  247,506
TRAVEL TRAILERS AND CAMPERS - 0.1%
Brunswick Corp.   900  17,494
TOTAL LEISURE DURABLES & TOYS   336,325
LODGING & GAMING - 1.4%
HOTELS, MOTELS, & TOURIST CENTERS - 1.2%
Hilton Hotels Corp.   1,400  35,263
Promus Hotel Corp. (a)  4,400  165,550
Sun International Hotels Ltd. Ord. (a)  2,800  122,500
  323,313
RACING & GAMING - 0.2%
International Speedway Corp. Class A  1,900  60,800
TOTAL LODGING & GAMING   384,113
COMMON STOCKS - CONTINUED
                                SHARES    VALUE (NOTE 1)
PHOTOGRAPHIC EQUIPMENT - 0.9%
Eastman Kodak Co.   3,000 $ 252,375
Polaroid Corp.   300  9,900
  262,275
PRINTING - 0.6%
COMMERCIAL PRINTING, NEC - 0.5%
Donnelley (R.R.) & Sons Co.   1,300  55,250
Valassis Communications, Inc. (a)  2,100  79,669
  134,919
MANIFOLD BUSINESS FORMS - 0.1%
Reynolds & Reynolds Co. Class A  1,500  25,219
TOTAL PRINTING   160,138
PUBLISHING - 2.4%
BOOK PUBLISHING & PRINTING - 0.7%
Harcourt General, Inc.   1,350  76,191
McGraw-Hill Companies, Inc.   1,100  90,131
Reader's Digest Association, Inc.
 (The) Class A (non-vtg.)  800  22,600
  188,922
GENERAL PUBLISHING - 0.3%
Applied Graphics Technologies, Inc. (a)  1,100  56,788
Thomson Corp.   1,700  45,315
  102,103
GREETING CARDS - 0.2%
American Greetings Corp. Class A  1,000  46,188
NEWSPAPERS - 0.9%
Harte Hanks Communications, Inc.   4,800  115,800
Times Mirror Co. Class A  900  54,056
Tribune Co.   1,200  80,700
  250,556
PERIODICALS - 0.3%
Playboy Enterprises, Inc. Class B (a)  4,100  73,288
TOTAL PUBLISHING   661,057
REAL ESTATE - 0.1%
CEMETERY SUBDIVIDERS & DEVELOPERS - 0.1%
Stewart Enterprises, Inc. Class A  1,700  38,622
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Starwood Hotels & Resorts Trust  1,200  49,275
RESTAURANTS - 3.1%
Cracker Barrel Old Country Store, Inc.   800  24,200
Foodmaker, Inc. (a)  1,700  26,775
Logan's Roadhouse, Inc. (a)  25  591
Marriott International, Inc. Class A  1,300  42,250
McDonald's Corp.   10,000  668,125
Outback Steakhouse, Inc. (a)  1,500  54,141
Papa John's International, Inc. (a)  800  27,700
Starbucks Corp. (a)  900  37,688
  881,470
RETAIL & WHOLESALE, MISCELLANEOUS - 6.9%
BOOK STORES - RETAIL - 0.2%
Barnes & Noble, Inc. (a)  1,500  57,000
BUILDING MATERIALS - RETAIL - 2.6%
Home Depot, Inc.   17,200  720,250

                                   SHARES    VALUE (NOTE 1)
LUMBER & BUILDING MATERIALS - RETAIL - 0.7%
Lowe's Companies, Inc.   5,000 $ 192,500
MAIL ORDER - 0.2%
Viking Office Products, Inc. (a)  1,200  38,100
Williams-Sonoma, Inc. (a)  800  26,450
  64,550
MISCELLANEOUS DURABLE GOODS - WHOLESALE - 0.2%
Action Performance Companies, Inc. (a)  2,200  66,000
MUSIC, TV, & ELECTRONICS STORES - 1.8%
Best Buy Co., Inc. (a)  5,500  257,125
Circuit City Stores, Inc. -
 Circuit City Group  1,500  77,625
Tandy Corp.   2,800  159,075
  493,825
RETAIL, GENERAL - 1.1%
Bed Bath & Beyond, Inc. (a)  700  30,188
Office Depot, Inc. (a)  1,800  58,500
Pier 1 Imports, Inc.   3,300  51,342
Staples, Inc. (a)  5,000  164,375
  304,405
STATIONARY & OFFICE SUPPLIES - WHOLESALE - 0.1%
Boise Cascade Office Products Corp. (a)  1,400  20,300
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS    1,918,830
SERVICES - 2.1%
BUSINESS SERVICES - 0.4%
Robert Half International, Inc. (a)  1,100  58,575
Snyder Communications, Inc. (a)  1,200  53,925
  112,500
CREDIT REPORTING AGENCIES - 0.1%
Dunn & Bradstreet Corp.   1,500  41,156
GENERAL SERVICES - 0.9%
Service Corp. International  6,600  249,975
MANAGEMENT SERVICES - 0.3%
ServiceMaster Co.   2,500  85,000
PERSONAL SERVICES - 0.2%
Steiner Leisure Ltd. (a)  1,775  55,025
PERSONNEL SUPPLY SERVICES - 0.2%
AccuStaff, Inc. (a)  2,200  51,975
TOTAL SERVICES   595,631
TELEPHONE SERVICES - 0.0%
U.S. WEST, Inc.   191  10,195
TEXTILES & APPAREL - 3.1%
APPAREL - 1.6%
Fruit of the Loom, Inc. Class A (a)  1,100  34,306
Kellwood Co.   2,100  66,675
Liz Claiborne, Inc.   3,800  146,775
VF Corp.   1,200  56,475
Warnaco Group, Inc. Class A  3,800  139,413
  443,644
CARPETS & RUGS - 0.4%
Mohawk Industries, Inc. (a)  500  15,563
Shaw Industries, Inc.   6,000  111,000
  126,563
FOOTWEAR - 0.3%
NIKE, Inc. Class B  1,600  71,200
COMMON STOCKS - CONTINUED
                               SHARES    VALUE (NOTE 1)
TEXTILES & APPAREL - CONTINUED
MEN'S & BOYS' CLOTHING - 0.5%
Nautica Enterprises, Inc. (a)  2,700 $ 69,609
Pacific Sunwear of California, Inc. (a)  1,950  57,525
Tommy Hilfiger (a)  400  22,425
  149,559
TEXTILE MILL PRODUCTS - 0.3%
Unifi, Inc.   1,000  27,063
Westpoint Stevens, Inc. Class A (a)  1,200  43,050
  70,113
TOTAL TEXTILES & APPAREL   861,079
TOBACCO - 4.4%
TOBACCO MANUFACTURERS - 4.4%
Philip Morris Companies, Inc.   28,400  1,244,275
TOTAL COMMON STOCKS
 (Cost $23,197,387)   25,756,554
CASH EQUIVALENTS - 8.0%
Taxable Central Cash Fund (b)
 (Cost $2,246,658)  2,246,658  2,246,658
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $25,444,045) $ 28,003,212
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,784 or 0.1% of net assets.
INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $25,544,896. Net unrealized appreciation aggregated $2,458,316, of which $3,213,154 related to appreciated investment securities and $754,838 related to depreciated investment securities.
The fund hereby designates approximately $37,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 4%, 5%, 6%, 13%, and 5% of Class A's, Class T's, Class B's, Class C's and Institutional Class' dividend distributions during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
ADVISOR CONSUMER INDUSTRIES FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                           JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                       $ 28,003,212
(COST $25,444,045) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                               553,569

RECEIVABLE FOR FUND SHARES SOLD                                                                               292,253

DIVIDENDS RECEIVABLE                                                                                          12,409

INTEREST RECEIVABLE                                                                                           10,167

PREPAID EXPENSES                                                                                              3,240

 TOTAL ASSETS                                                                                                 28,874,850

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                                 $ 945,070

PAYABLE FOR FUND SHARES REDEEMED                                                                   24,808

ACCRUED MANAGEMENT FEE                                                                             23,325

DISTRIBUTION FEES PAYABLE                                                                          12,900

OTHER PAYABLES AND                                                                                 36,220
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                            1,042,323

NET ASSETS                                                                                                   $ 27,832,527

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                              $ 23,569,145

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS           1,704,215

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                     2,559,167

NET ASSETS                                                                                                   $ 27,832,527

CALCULATION OF MAXIMUM                                                                                        $15.08
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($2,219,542 (DIVIDED BY)
  147,218 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                             $16.00
 (100/94.25 OF $15.08)

 CLASS T:                                                                                                     $15.00
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($13,989,195 (DIVIDED BY)
  932,663 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                             $15.54
 (100/96.50 OF $15.00)

 CLASS B:                                                                                                     $14.91
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($5,418,551 (DIVIDED BY)
  363,324 SHARES) A

 CLASS C:                                                                                                     $14.95
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($1,460,710 (DIVIDED BY)
  97,700 SHARES) A

 INSTITUTIONAL CLASS:                                                                                         $15.12
 NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  ($4,744,529 (DIVIDED BY) 313,868 SHARES)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS

                                                                                  YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                                           $ 147,877
DIVIDENDS

INTEREST                                                                                     71,519

 TOTAL INCOME                                                                                219,396

EXPENSES

MANAGEMENT FEE                                                                  $ 101,756

TRANSFER AGENT FEES                                                              47,366

DISTRIBUTION FEES                                                                82,055

ACCOUNTING FEES AND EXPENSES                                                     60,446

NON-INTERESTED TRUSTEES' COMPENSATION                                            55

CUSTODIAN FEES AND EXPENSES                                                      7,015

REGISTRATION FEES                                                                62,142

AUDIT                                                                            33,418

LEGAL                                                                            357

REPORTS TO SHAREHOLDERS                                                          16,349

MISCELLANEOUS                                                                    376

 TOTAL EXPENSES BEFORE REDUCTIONS                                                411,335

 EXPENSE REDUCTIONS                                                              (72,814)    338,521

NET INVESTMENT INCOME (LOSS)                                                                 (119,125)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                                           2,436,461

 FOREIGN CURRENCY TRANSACTIONS                                                   (47)        2,436,414

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENT SECURITIES                1,539,184

NET GAIN (LOSS)                                                                              3,975,598

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             $ 3,856,473


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                   YEAR ENDED  SEPTEMBER 3, 1996
                                                                    JULY 31,    (COMMENCEMENT
                                                                    1998        OF OPERATIONS) TO
                                                                                JULY 31,
                                                                                1997


OPERATIONS                                                         $ (119,125)   $ (36,592)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                           2,436,414     919,965

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)               1,539,184     1,019,983

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    3,856,473     1,903,356

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN                (1,433,351)   (29,021)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                        15,183,117    8,310,212

REDEMPTION FEES                                                     39,768        1,973

  TOTAL INCREASE (DECREASE) IN NET ASSETS                           17,646,007    10,186,520

NET ASSETS

 BEGINNING OF PERIOD                                                10,186,520    -

 END OF PERIOD                                                     $ 27,832,527  $ 10,186,520

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS - CLASS A
                                                                                YEARS ENDED
                                                                                JULY 31,

SELECTED PER-SHARE DATA                                                         1998         1997 E




NET ASSET VALUE, BEGINNING OF PERIOD                                            $ 13.48    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                 (.06)      (.05)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                         3.31       3.60

 TOTAL FROM INVESTMENT OPERATIONS                                               3.25       3.55

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                         (1.68) I   (.07) I

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                        .03        -

NET ASSET VALUE, END OF PERIOD                                                  $ 15.08    $ 13.48

TOTAL RETURN B, C                                                               27.48%     35.68%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                         $ 2,220    $ 944

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                         1.75% F    1.75% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                1.73% G    1.73% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                     (.47)%     (.50)% A

PORTFOLIO TURNOVER                                                              144%       203% A

AVERAGE COMMISSION RATE H                                                       $ .0242    $ .0307

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
 BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE
PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO
JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN
HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
 PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. I THE AMOUNTS SHOWN
REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF
NOTES TO FINANCIAL STATEMENTS).




FINANCIAL HIGHLIGHTS - CLASS T
                                                                   YEARS ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998         1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.45   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.10)     (.09)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            3.28      3.60

 TOTAL FROM INVESTMENT OPERATIONS                                   3.18      3.51

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (1.66)    (.06)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .03       -

NET ASSET VALUE, END OF PERIOD                                     $ 15.00   $ 13.45

TOTAL RETURN B, C                                                   26.93%    35.25%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 13,989  $ 7,314

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.00% F   2.00% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.98% G   1.97% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.71)%    (.83)% A

PORTFOLIO TURNOVER                                                  144%      203% A

AVERAGE COMMISSION RATE H                                          $ .0242   $ .0307

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO
NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO
JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H A FUND IS REQUIRED
 TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
 AND COMMISSION RATE STRUCTURES MAY DIFFER.



FINANCIAL HIGHLIGHTS - CLASS B
                                                                  YEARS ENDED
                                                                  JULY 31,

SELECTED PER-SHARE DATA                                            1998         1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.42    $ 11.46

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.17)      (.08)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            3.26       2.04

 TOTAL FROM INVESTMENT OPERATIONS                                   3.09       1.96

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (1.64)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .04        -

NET ASSET VALUE, END OF PERIOD                                     $ 14.91    $ 13.42

TOTAL RETURN B, C                                                   26.30%     17.10%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 5,419    $ 596

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.50% F    2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.48%  G   2.46% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (1.23)%    (1.60)% A

PORTFOLIO TURNOVER                                                  144%       203% A

AVERAGE COMMISSION RATE H                                          $ .0242    $ .0307

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO
NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD
MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS B SHARES)
TO JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE
 NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
 OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H A FUND IS REQUIRED
 TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
 COMMISSION RATE STRUCTURES MAY DIFFER.


FINANCIAL HIGHLIGHTS - CLASS C
                                                                   YEAR ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 12.66

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.13)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            2.87

 TOTAL FROM INVESTMENT OPERATIONS                                   2.74

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (.49)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .04

NET ASSET VALUE, END OF PERIOD                                     $ 14.95

TOTAL RETURN B, C                                                   22.67%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 1,461

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.48% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (1.27)% A

PORTFOLIO TURNOVER                                                  144%

AVERAGE COMMISSION RATE H                                          $ .0242


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES
CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES)
TO JULY 31, 1998. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
 DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE
FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED
 A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
 TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                   YEARS ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998         1997 E


NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.51    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.03)      (.01)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            3.31       3.59

 TOTAL FROM INVESTMENT OPERATIONS                                   3.28       3.58

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (1.70) I   (.07) I

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .03        -

NET ASSET VALUE, END OF PERIOD                                     $ 15.12    $ 13.51

TOTAL RETURN B, C                                                   27.70%     35.98%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 4,745    $ 1,333

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.50% F    1.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.48% G    1.48% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.20)%     (.13)% A

PORTFOLIO TURNOVER                                                  144%       203% A

AVERAGE COMMISSION RATE H                                          $ .0242    $ .0307

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS FOR
 PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
 INSTITUTIONAL CLASS SHARES) TO JULY 31, 1997. F FMR AGREED TO
REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF
 NOTES TO FINANCIAL STATEMENTS). H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
 RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
DIFFER. I THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).



NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Consumer Industries Fund(the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $35,038,137 and $22,999,371, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO   RETAINED
          FDC       BY FDC

CLASS A   $ 3,335   $ 374

CLASS T    53,154    19

CLASS B    21,608    16,452

CLASS C    3,958     3,958

          $ 82,055  $ 20,803

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A                $1,254

CLASS T                $2,350

CLASS B                $647

CLASS C                $690

INSTITUTIONAL CLASS    $165

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO   RETAINED
          FDC       BY FDC

CLASS A   $ 17,058  $ 5,788

CLASS T    42,495    12,506

CLASS B    3,503     3,503 *

CLASS C    38        38 *

          $ 63,094  $ 21,835

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT    % OF
                                 AVERAGE
                                 NET ASSETS

CLASS A                $ 4,105    .31

CLASS T                 29,346    .28

CLASS B                 7,639     .35

CLASS C                 1,414     .35 *

INSTITUTIONAL CLASS     4,862     .18

                       $ 47,366

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,349 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR          REIMBURSEMENT
                      EXPENSE
                      LIMITATIONS

CLASS A               1.75%        $ 9,569

CLASS T               2.00%         22,315

CLASS B               2.50%         20,863

CLASS C               2.50%         9,475

INSTITUTIONAL CLASS   1.50%         7,520

                                   $ 69,742

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,905 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $167 under the custodian arrangement.
6. BENEFICIAL INTEREST.
At the end of the period, FMR was record owner of approximately 6% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 13% of the total outstanding shares of the fund.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                        YEAR ENDED JULY 31,

                        1998 A               1997 B, C

FROM NET REALIZED GAIN

CLASS A                 $ 122,598            $ 4,926

CLASS T                  1,001,052            16,753

CLASS B                  102,510              -

CLASS C                  1,954                -

INSTITUTIONAL CLASS      205,237              7,342

TOTAL                   $ 1,433,351          $ 29,021

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B DISTRIBUTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31,1997.
C DISTRIBUTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                  DOLLARS

                                YEAR ENDED  YEAR ENDED  YEAR ENDED    YEAR ENDED
                                JULY 31,    JULY 31,    JULY 31,      JULY 31,

                                1998 A      1997 B, C   1998 A        1997 B, C



CLASS A                          92,013      88,027     $ 1,311,243   $ 950,592
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    9,124       457         113,019       4,913

SHARES REDEEMED                  (23,935)    (18,468)    (334,712)     (227,830)

NET INCREASE (DECREASE)          77,202      70,016     $ 1,089,550   $ 727,675

CLASS T                          784,694     629,432    $ 11,054,004  $ 7,025,043
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    73,835      1,492       913,447       16,036

SHARES REDEEMED                  (469,801)   (86,989)    (6,762,615)   (987,625)

NET INCREASE (DECREASE)          388,728     543,935    $ 5,204,836   $ 6,053,454

CLASS B                          359,596     45,607     $ 5,098,496   $ 545,925
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    7,684       -           94,935        -

SHARES REDEEMED                  (48,361)    (1,202)     (692,526)     (13,641)

NET INCREASE (DECREASE)          318,919     44,405     $ 4,500,905   $ 532,284

CLASS C                          101,815     -          $ 1,469,653   $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    43          -           542           -

SHARES REDEEMED                  (4,158)     -           (61,277)      -

NET INCREASE (DECREASE)          97,700      -          $ 1,408,918   $ -

INSTITUTIONAL CLASS              246,078     121,713    $ 3,450,421   $ 1,256,098
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    15,764      682         196,010       7,342

SHARES REDEEMED                  (46,652)    (23,717)    (667,523)     (266,641)

NET INCREASE (DECREASE)          215,190     98,678     $ 2,978,908   $ $996,799


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B SHARE TRANSACTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 8,746

CLASS T                14,933

CLASS B                19,718

CLASS C                9,530

INSTITUTIONAL CLASS    9,215

                      $ 62,142

ADVISOR CYCLICAL INDUSTRIES FUND - INSTITUTIONAL CLASS
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1  LIFE OF
JULY 31, 1998                         YEAR    FUND

FIDELITY ADV CYCLICAL - INST CL       6.32%   48.47%

S&P 500                               19.29%  76.95%

GS CYCLICAL INDUSTRIES                2.49%   43.29%

CUMULATIVE TOTAL RETURNS show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                         PAST 1  LIFE OF
JULY 31, 1998                         YEAR    FUND

FIDELITY ADV CYCLICAL - INST CL       6.32%   23.03%

S&P 500                               19.29%  34.89%

GS CYCLICAL INDUSTRIES                2.49%   20.76%

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
$10,000 OVER LIFE OF FUND
             FA CYCLICAL IND -CL I       S&P 500
GS CYCLICAL INDUSTRIES
             00204                       SP001
GS003
  1996/09/03      10000.00        10000.00                    10000.00
  1996/09/30      10390.00        10516.69                    10449.51
  1996/10/31      10690.00        10806.74                    10623.81
  1996/11/30      11330.00        11623.62                    11299.86
  1996/12/31      11260.09        11393.36                    11101.84
  1997/01/31      11562.78        12105.21                    11459.45
  1997/02/28      11603.14        12200.12                    11487.29
  1997/03/31      11239.91        11698.81                    11120.08
  1997/04/30      11441.70        12397.23                    11654.84
  1997/05/31      12390.13        13151.98                    12461.54
  1997/06/30      13045.96        13741.19                    12959.26
  1997/07/31      13964.13        14834.57                    13980.32
  1997/08/31      13661.43        14003.54                    13471.60
  1997/09/30      13989.10        14770.51                    13938.94
  1997/10/31      13094.39        14277.18                    13095.58
  1997/11/30      13315.44        14938.07                    13453.87
  1997/12/31      13424.95        15194.56                    13598.24
  1998/01/31      13717.97        15362.61                    13598.41
  1998/02/28      14803.26        16470.56                    14714.19
  1998/03/31      15530.40        17314.02                    15518.24
  1998/04/30      15747.45        17488.19                    15588.62
  1998/05/31      15519.54        17187.57                    15359.18
  1998/06/30      15584.66        17885.73                    15161.59
  1998/07/31      14846.67        17695.25                    14328.86
IMATRL PRASUN   SHR__CHT 19980731 19980825 161130 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment would have grown to $14,847
- a 48.47% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,329 - a 43.29% increase.
ADVISOR CYCLICAL INDUSTRIES FUND
FUND TALK: THE MANAGER'S OVERVIEW


(Photograph of Albert Ruback)
An interview with
Albert Ruback, Portfolio Manager of Fidelity Advisor Cyclical
Industries Fund
Q. HOW DID THE FUND PERFORM, ALBERT?
A. During the 12-month period ending July 31, 1998, the fund's Institutional Class shares returned 6.32%. During the same period, the Standard & Poor's 500 Index returned 19.29%. Beginning this period, the fund also compares itself to the Goldman Sachs Cyclical Industries Index - an index of stocks designed to measure the performance of companies in the cyclical industries sector - which returned 2.49% over the same 12-month period.
Q. WHY DID THE FUND LAG THE S&P 500 INDEX?
A. There were a couple of key factors that affected the fund's performance. First, given its focus on cyclical industries, the fund could not invest in the financial, pharmaceutical, utility and technology stocks that experienced strong rallies during the period. Second, many of the cyclical industries in which the fund invests, especially those with international exposure such as electrical components, industrial equipment, autos and basic materials, turned in mixed results due to weakened product demand, an inability to raise prices and declining commodity prices caused by the ongoing Asian crisis.
Q. FIVE OF THE FUND'S TOP HOLDINGS FROM THE PREVIOUS REPORT ARE NO LONGER TOP HOLDINGS. WHY DID YOU MAKE THESE CHANGES?
A. I wanted to further reduce the fund's exposure to Asia. I reduced the fund's holdings in Fluor because Asian projects are an important component of its future product pipeline and are likely to be delayed given the current economic environment. In addition, I reduced the fund's holdings in Aluminum Co. of America and Minnesota Mining & Manufacturing Co. due to their exposure to Asia and declining product prices. I reduced the fund's investment in Lockheed Martin due to concerns about the completion of its merger with Northrop Grumman, which has since been cancelled. I added DEKALB Genetics to the top 10 holdings, and it has done very well. The company is up for sale, and I felt there would be a competitive takeover bid. American Standard, the fund's fifth-largest holding, is an example of a conglomerate with little exposure to Asia. I increased the fund's holdings because I believed the company was significantly undervalued, and its air conditioning business unit stood to benefit from the warm summer we've experienced. Waste Management was taken over by U.S. Waste Management, which helped the stock's performance, and the company's management seemed committed to improving operations.
Q. WHAT IS YOUR OUTLOOK ON THE ASIAN SITUATION, AND WHAT STRATEGIES DID YOU USE TO MINIMIZE RISKS TO THE FUND?
A. I don't see the Asian situation changing anytime soon. As a result, I have focused on companies that cater more to the domestic economy or that can benefit from declining commodity prices. I have avoided companies with a lot of exposure in Asia - those that compete with Asia or that rely on Asia for demand growth. I'll continue to focus on conglomerates that have done well for the fund. General Electric, for example, has little exposure to Asia, and its focus on penetrating markets by adding services has been very successful. Tyco International, another conglomerate, has done well because of its aggressive acquisition program.
Q. WHAT STOCKS DETRACTED FROM FUND PERFORMANCE?
A. Paper stocks have been a big disappointment for the fund. Fort James and Stone Container are examples of companies that I purchased after the announcement of the Stone Container-Jefferson Smurfit Corp. merger. However, expected price increases for paper have not occurred, and it really hurt the sector's performance. Railroads also did not perform well for the fund. Even though the fundamental business outlook for companies like Norfolk Southern and CSX are solid, their stock prices were hurt because of acquisition costs and increased spending to keep operations running smoothly pending their merger with Conrail.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS, ALBERT?
A. I continue to be cautious about the U.S. economy. I believe we are in a slow growth period, and I'm concerned that Asia will not hit bottom for a while. This environment can cause continued pricing pressures - the inability to increase prices - and reduced export growth for U.S. corporations. Gross domestic product growth slowed from 5.4% to 1.4% in the second quarter, and I think corporate earnings will continue to come under some pressure in the second half of this year and possibly into next year. Given these concerns, I will focus on companies that have a diversity of earnings sources and can grow during difficult times.



The views expressed in this report refect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

(checkmark)
FUND FACTS
START DATE: September 3, 1996
SIZE: as of July 31, 1998, more than $5 million
MANAGER: Albert Ruback, since inception;
joined Fidelity in 1991
ADVISOR CYCLICAL INDUSTRIES FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                                   % OF FUND'S
                                   INVESTMENTS

GENERAL ELECTRIC CO.               8.1

TYCO INTERNATIONAL LTD.            5.9

FORD MOTOR CO.                     5.2

DEKALB GENETICS CORP. CLASS B      4.6

AMERICAN STANDARD COMPANIES, INC.  2.5

WASTE MANAGEMENT, INC.             2.5

XEROX CORP.                        2.3

U.S. INDUSTRIES, INC.              2.3

HONEYWELL, INC.                    2.1

STONE CONTAINER CORP.              2.1

TOP INDUSTRIES AS OF JULY 31, 1998
ROW: 1, COL: 1, VALUE: 11.5
ROW: 1, COL: 2, VALUE: 8.4
ROW: 1, COL: 3, VALUE: 5.5
ROW: 1, COL: 4, VALUE: 5.4
ROW: 1, COL: 5, VALUE: 5.4
ROW: 1, COL: 6, VALUE: 63.8
ELECTRICAL MACHINERY 11.5%
GENERAL INDUSTRIAL MACHINERY 8.4%
MOTOR VEHICLES & CAR BODIES 5.5%
AIR TRANSPORT, MAJOR NATIONAL 5.4%
PAPER 5.4%
ALL OTHERS 63.8%
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR CYCLICAL INDUSTRIES FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.0%
                                      SHARES    VALUE (NOTE 1)
AEROSPACE & DEFENSE - 5.9%
AIRCRAFT - 1.7%
Gulfstream Aerospace Corp. (a)  700 $ 32,025
Lockheed Martin Corp.   657  65,495
  97,520
AIRCRAFT & PARTS - 1.4%
Sundstrand Corp.   200  10,463
Textron, Inc.   1,000  73,875
  84,338
AIRCRAFT ENGINES & PARTS - 1.8%
AlliedSignal, Inc.   2,500  108,750
MISSILES & SPACE VEHICLES - 0.7%
Alliant Techsystems, Inc. (a)  400  26,025
GenCorp, Inc.   700  16,144
  42,169
ORDNANCE - 0.3%
Harsco Corp.   400  17,275
TOTAL AEROSPACE & DEFENSE   350,052
AGRICULTURE - 4.6%
CROPS - 4.6%
DEKALB Genetics Corp. Class B  3,000  276,563
AIR TRANSPORTATION - 5.4%
AIR TRANSPORT, MAJOR NATIONAL - 5.4%
AMR Corp. (a)  800  57,150
Alaska Air Group, Inc. (a)  1,500  62,813
America West Holdings Corp. Class B (a)  900  21,656
Continental Airlines, Inc. Class B (a)  1,000  53,500
Southwest Airlines Co.   1,100  36,231
US Airways Group, Inc. (a)  1,200  90,000
  321,350
AUTOS, TIRES, & ACCESSORIES - 7.5%
AUTO & TRUCK PARTS - 1.4%
Borg-Warner Automotive, Inc.   200  9,413
Breed Technologies, Inc.   800  11,650
Federal-Mogul Corp.   250  15,031
SPX Corp. (a)  300  17,044
TRW, Inc.   500  27,094
  80,232
MOTOR VEHICLES & CAR BODIES - 5.5%
Ford Motor Co.   5,500  313,156
Lear Corp. (a)  300  15,919
  329,075
TIRES & INNER TUBES - 0.6%
Goodyear Tire & Rubber Co.   600  36,563
TOTAL AUTOS, TIRES, & ACCESSORIES   445,870
BROADCASTING - 0.8%
COMMUNICATIONS SERVICES, NEC - 0.8%
PanAmSat Corp. (a)  1,000  49,313
BUILDING MATERIALS - 7.5%
AIR-CONDITIONING EQUIPMENT - 2.5%
American Standard Companies, Inc. (a)   3,200  152,400
CEMENT - 0.3%
Southdown, Inc.   300  18,769
CONCRETE, GYPSUM, PLASTER - 0.2%
USG Corp.  200  10,275

                                          SHARES    VALUE (NOTE 1)
FLOOR COVERINGS - 0.5%
Armstrong World Industries, Inc.   500 $ 30,813
GASKETS, HOSES, BELTS - 1.7%
Coltec Industries, Inc. (a)  6,000  102,375
LUMBER, PLYWOOD, MILLWORK - WHOLESALE - 0.5%
Crane Co.   600  29,700
PAVING, ROOFING & SIDING - 1.0%
Carlisle Companies, Inc.   400  17,575
Owens Corning  1,000  41,250
  58,825
PLUMBING SUPPLIES - WHOLESALE - 0.8%
Masco Corp.   1,600  45,700
TOTAL BUILDING MATERIALS   448,857
CHEMICALS & PLASTICS - 5.4%
ADHESIVES & SEALANTS - 0.6%
Ferro Corp.   800  18,400
Nalco Chemical Co.   500  17,156
  35,556
AGRICULTURAL CHEMICALS - 0.7%
IMC Global, Inc.   700  17,894
Potash Corp. of Saskatchewan  300  21,828
  39,722
CHEMICALS - 2.4%
Cytec Industries, Inc. (a)  1,000  32,188
E. I. du Pont de Nemours and Co.   1,200  74,400
Lyondell Petrochemical Co.   500  12,250
Witco Corp.   1,100  26,538
  145,376
PLASTICS & SYNTHETIC RESINS - 0.2%
Spartech Corp.   700  13,300
PLASTICS, NEC - 1.0%
Hanna (M.A.) Co.   1,000  14,813
Ivex Packaging Corp.   2,200  47,300
  62,113
PLASTICS, RESINS & ELASTOMERS - 0.2%
Solutia, Inc.  360  10,688
UNSUPPORTED PLASTICS FILM & SHEET - 0.3%
Sealed Air Corp. (a)  360  14,400
TOTAL CHEMICALS & PLASTICS   321,155
COMPUTERS & OFFICE EQUIPMENT - 3.0%
OFFICE AUTOMATION - 3.0%
Pitney Bowes, Inc.   800  40,400
Xerox Corp.   1,300  137,231
  177,631
CONSTRUCTION - 1.5%
GENERAL BUILDING - 0.2%
Toll Brothers, Inc. (a)  400  10,475
MOBILE HOMES - 0.2%
Oakwood Homes Corp.   700  14,175
OPERATIVE BUILDERS - 1.1%
Centex Corp.   400  16,400
Kaufman & Broad Home Corp.   500  13,969
Lennar Corp.   500  13,813
U.S. Home Corp. (a)  600  22,463
  66,645
TOTAL CONSTRUCTION   91,295
COMMON STOCKS - CONTINUED
                                        SHARES    VALUE (NOTE 1)
CONSUMER ELECTRONICS - 1.9%
APPLIANCES - 1.6%
Black & Decker Corp.   600 $ 34,125
Whirlpool Corp.   1,000  60,500
  94,625
RADIOS, TELEVISIONS, STEREOS - 0.3%
General Motors Corp. Class H   400  17,050
TOTAL CONSUMER ELECTRONICS   111,675
DEFENSE ELECTRONICS - 2.5%
Litton Industries, Inc. (a)  900  51,581
Northrop Grumman Corp.   500  40,531
Raytheon Co.:
 Class A  281  15,227
 Class B  800  44,250
  151,589
ELECTRICAL EQUIPMENT - 11.8%
ELECTRICAL MACHINERY - 11.5%
Emerson Electric Co.   1,400  83,213
General Electric Co.   5,400  482,274
Honeywell, Inc.   1,500  125,719
  691,206
ELECTRICAL, INDUSTRIAL APPARATUS - 0.3%
Hubbell, Inc. Class B  400  16,800
TOTAL ELECTRICAL EQUIPMENT   708,006
ELECTRONIC INSTRUMENTS - 0.5%
MEASURING INSTRUMENTS - 0.5%
Thermo Electron Corp. (a)  1,300  29,900
ENGINEERING - 1.4%
ARCHITECTS & ENGINEERS - 1.4%
EG & G, Inc.   1,400  36,138
Fluor Corp.   1,200  50,475
  86,613
HOLDING COMPANIES - 2.3%
HOLDING COMPANY OFFICES, NEC - 2.3%
U.S. Industries, Inc.  7,000  134,750
HOME FURNISHINGS - 0.4%
FURNITURE - 0.4%
Leggett & Platt, Inc.   1,000  26,813
INDUSTRIAL MACHINERY & EQUIPMENT - 9.4%
CONSTRUCTION EQUIPMENT - 1.0%
Caterpillar, Inc.   1,200  58,200
GENERAL INDUSTRIAL MACHINERY - 8.4%
Cooper Industries, Inc.   1,000  52,438
Illinois Tool Works, Inc.   1,000  56,063
Ingersoll-Rand Co.   900  39,769
Tyco International Ltd.   5,700  353,044
  501,314
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   559,514
IRON & STEEL - 0.7%
IRON & STEEL BLAST FURNACES, MILLS - 0.4%
Inland Steel Industries, Inc.   800  22,550
IRON & STEEL FOUNDRIES - 0.3%
Dofasco, Inc.   1,300  18,659
TOTAL IRON & STEEL   41,209

                                        SHARES    VALUE (NOTE 1)
LEASING & RENTAL - 0.1%
EQUIPMENT RENTAL & LEASING, NEC - 0.1%
Ryder Systems, Inc.   250 $ 7,250
METALS & MINING - 1.6%
ALUMINUM, EXTRUDED PRODUCTS - 0.6%
Alumax, Inc.   696  33,452
METAL MINING - 0.3%
Phelps Dodge Corp.   300  16,669
METAL ORES - 0.1%
Pechiney SA Class A  200  8,387
NON-METALLIC MINERAL MINING - 0.2%
Martin Marietta Materials, Inc.   274  13,563
PRIMARY PRODUCTION OF ALUMINUM - 0.4%
Reynolds Metals Co.   400  21,000
TOTAL METALS & MINING   93,071
PACKAGING & CONTAINERS - 1.2%
GLASS CONTAINERS - 0.7%
Owens-Illinois, Inc. (a)  1,000  44,125
METAL CANS & CONTAINERS - 0.5%
Silgan Holdings, Inc. (a)  1,100  29,219
TOTAL PACKAGING & CONTAINERS   73,344
PAPER & FOREST PRODUCTS - 6.7%
PAPER - 5.4%
Champion International Corp.   800  33,950
Georgia-Pacific Corp.   800  41,100
International Paper Co.   1,200  53,550
Pentair, Inc.   400  15,900
Stone Container Corp. (a)  9,400  122,788
Temple-Inland, Inc.   400  20,825
Union Camp Corp.   400  16,975
Willamette Industries, Inc.   500  14,156
  319,244
PAPER MILLS - 1.3%
Bowater, Inc.   1,000  46,000
Fort James Corp.   1,000  33,750
  79,750
TOTAL PAPER & FOREST PRODUCTS   398,994
POLLUTION CONTROL - 3.4%
POLLUTION EQUIPMENT & DESIGN - 0.3%
Ogden Corp.   800  20,750
REFUSE SYSTEMS - 3.1%
Eastern Environmental Services, Inc. (a)  1,000  33,813
Waste Management, Inc.   2,732  150,602
  184,415
TOTAL POLLUTION CONTROL   205,165
RAILROADS - 2.7%
RAILROAD EQUIPMENT - 0.4%
Bombardier, Inc. Class B  1,600  22,013
RAILROADS - 2.3%
CSX Corp.   1,100  44,481
Canadian National Railway Co.   1,000  52,750
Norfolk Southern Corp.   1,400  41,825
  139,056
TOTAL RAILROADS   161,069
COMMON STOCKS - CONTINUED
                               SHARES    VALUE (NOTE 1)
SERVICES - 0.9%
BUILDING MAINTENANCE - 0.9%
Ecolab, Inc.   1,700 $ 53,338
SHIP BUILDING & REPAIR - 1.4%
SHIP BUILDERS - 1.4%
Avondale Industries, Inc. (a)  1,000  27,875
General Dynamics Corp.   800  38,050
Newport News Shipbuilding, Inc.   800  20,150
  86,075
TEXTILES & APPAREL - 0.3%
COTTON MILLS - 0.1%
Galey & Lord, Inc. (a)  400  4,950
TEXTILE MILL PRODUCTS - 0.2%
Unifi, Inc.   400  10,825
TOTAL TEXTILES & APPAREL   15,775
TRUCKING & FREIGHT - 1.2%
AIR COURIER SERVICES - 0.2%
CNF Transportation, Inc.   300  12,975
FREIGHT FORWARDING - 0.3%
Air Express International Corp.   300  6,619
Expeditors International of
 Washington, Inc.   300  11,963
  18,582
TRUCKING, LOCAL & LONG DISTANCE - 0.3%
Werner Enterprises, Inc.   1,000  16,125
TRUCKING, LONG DISTANCE - 0.4%
USFreightways Corp.   400  10,000
Yellow Corp. (a)  800  12,800
  22,800
TOTAL TRUCKING & FREIGHT   70,482
TOTAL COMMON STOCKS
 (Cost $5,105,322)   5,496,718
CONVERTIBLE PREFERRED STOCKS - 0.1%
CHEMICALS & PLASTICS - 0.1%
UNSUPPORTED PLASTICS FILM & SHEET - 0.1%
Sealed Air Corp., Series A, $2.00
 (Cost $6,266)  142  6,337
CASH EQUIVALENTS - 7.9%
Taxable Central Cash Fund (b)
 (Cost $469,633)  469,633  469,633
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $5,581,221)  $ 5,972,688
LEGEND
(a)Non-income producing
(b)At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $5,583,692. Net unrealized appreciation aggregated $388,996, of which $820,135 related to appreciated investment securities and $431,139 related to depreciated investment securities.
The fund hereby designates approximately $67,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 20%, 23%, 24%, 59%, and 14% of Class A's, Class T's, Class B's, Class C's and Institutional Class' dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
ADVISOR CYCLICAL INDUSTRIES FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                      JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                             $ 5,972,688
(COST $5,581,221) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                                                            4,390

RECEIVABLE FOR FUND SHARES SOLD                                                                                 2,306

DIVIDENDS RECEIVABLE                                                                                            3,967

INTEREST RECEIVABLE                                                                                             1,470

PREPAID EXPENSES                                                                                                3,240

RECEIVABLE FROM INVESTMENT ADVISER FOR EXPENSE REDUCTIONS                                                       2,401

 TOTAL ASSETS                                                                                                   5,990,462

LIABILITIES

PAYABLE FOR FUND SHARES REDEEMED                                                                      $ 7,900

DISTRIBUTION FEES PAYABLE                                                                              2,351

OTHER PAYABLES AND ACCRUED EXPENSES                                                                    27,453

 TOTAL LIABILITIES                                                                                              37,704

NET ASSETS                                                                                                     $ 5,952,758

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                                $ 5,210,000

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS             351,292

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                       391,466
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                                     $ 5,952,758

CALCULATION OF MAXIMUM                                                                                         $13.56
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($470,904 (DIVIDED BY)
  34,726 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                                $14.39
 (100/94.25 OF $13.56)

 CLASS T:                                                                                                       $13.51
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($2,972,887 (DIVIDED BY)
  220,068 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                               $14.00
 (100/96.50 OF $13.51)

 CLASS B:                                                                                                       $13.40
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($984,725 (DIVIDED BY) 73,487
  SHARES) A

 CLASS C:                                                                                                        $13.45
 NET ASSET VALUE AND OFFERING
  PRICE PER SHARE ($164,648 (DIVIDED BY)
  12,242 SHARES) A

 INSTITUTIONAL CLASS:                                                                                            $13.68
 NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  ($1,359,594 (DIVIDED BY) 99,364 SHARES)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS

                                                            YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                             $ 61,657
DIVIDENDS

INTEREST                                                                       17,852

 TOTAL INCOME                                                                  79,509

EXPENSES

MANAGEMENT FEE                                                    $ 30,832

TRANSFER AGENT FEES                                                16,384

DISTRIBUTION FEES                                                  20,389

ACCOUNTING FEES AND EXPENSES                                       60,218

NON-INTERESTED TRUSTEES' COMPENSATION                              19

CUSTODIAN FEES AND EXPENSES                                        5,373

REGISTRATION FEES                                                  55,199

AUDIT                                                              32,596

LEGAL                                                              139

REPORTS TO SHAREHOLDERS                                            13,800

MISCELLANEOUS                                                      39

 TOTAL EXPENSES BEFORE REDUCTIONS                                  234,988

 EXPENSE REDUCTIONS                                                (136,453)   98,535

NET INVESTMENT INCOME (LOSS)                                                   (19,026)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             519,921

 FOREIGN CURRENCY TRANSACTIONS                                     (113)       519,808

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             (358,437)

 ASSETS AND LIABILITIES IN                                         6           (358,431)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                161,377

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 142,351



STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                   YEAR ENDED  SEPTEMBER 3, 1996
                                                                    JULY 31,    (COMMENCEMENT
                                                                    1998        OF OPERATIONS) TO
                                                                                JULY 31,
                                                                                1997

OPERATIONS                                                         $ (19,026)   $ 4,855
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                           519,808      473,715

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)               (358,431)    749,897

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    142,351      1,228,467

DISTRIBUTIONS TO SHAREHOLDERS                                       -            (10,690)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                             (348,447)    (45,982)

 TOTAL DISTRIBUTIONS                                                (348,447)    (56,672)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                        1,857,245    3,118,751

REDEMPTION FEES                                                     8,921        2,142

  TOTAL INCREASE (DECREASE) IN NET ASSETS                           1,660,070    4,292,688

NET ASSETS

 BEGINNING OF PERIOD                                                4,292,688    -

 END OF PERIOD                                                     $ 5,952,758  $ 4,292,688

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS - CLASS A
                                                                           YEARS ENDED JULY 31,

SELECTED PER-SHARE DATA                                                    1998      1997 E




NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 13.80   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                            (.03)     (.01)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                    .76       3.89

 TOTAL FROM INVESTMENT OPERATIONS                                           .73       3.88

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                 -         (.01)

 FROM NET REALIZED GAIN                                                    (.99)     (.08)

 TOTAL DISTRIBUTIONS                                                       (.99)     (.09)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                    .02       .01

NET ASSET VALUE, END OF PERIOD                                             $ 13.56   $ 13.80

TOTAL RETURN B, C                                                          6.05%     39.11%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                    $ 471     $ 365

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                     1.75% F   1.75% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS            1.75%     1.73% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                (.22)%    (.09)% A

PORTFOLIO TURNOVER                                                         100%      155% A

AVERAGE COMMISSION RATE H                                                  $ .0245   $ .0210

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO
JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES. H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


FINANCIAL HIGHLIGHTS - CLASS T
                                                                 YEARS ENDED JULY 31,

SELECTED PER-SHARE DATA                                            1998      1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.77   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.06)     (.04)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            .77       3.89

 TOTAL FROM INVESTMENT OPERATIONS                                   .71       3.85

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         -         (.01)

 FROM NET REALIZED GAIN                                             (.99)     (.08)

 TOTAL DISTRIBUTIONS                                                (.99)     (.09)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .02       .01

NET ASSET VALUE, END OF PERIOD                                     $ 13.51   $ 13.77

TOTAL RETURN B, C                                                   5.91%     38.81%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 2,973   $ 1,920

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.00% F   2.00% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.00%     1.97% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.47)%    (.37)% A

PORTFOLIO TURNOVER                                                  100%      155% A

AVERAGE COMMISSION RATE H                                          $ .0245   $ .0210

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO
NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
 CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO
JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE CLASS' EXPENSES. H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.



FINANCIAL HIGHLIGHTS - CLASS B
                                                                 YEARS ENDED JULY 31,

SELECTED PER-SHARE DATA                                           1998       1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.75   $ 11.56

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.14)     (.06)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            .76       2.25

 TOTAL FROM INVESTMENT OPERATIONS                                   .62       2.19

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (.99)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .02       -

NET ASSET VALUE, END OF PERIOD                                     $ 13.40   $ 13.75

TOTAL RETURN B, C                                                   5.23%     18.94%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 985     $ 252

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.50% F   2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.50%     2.45% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (1.03)%   (1.11)% A

PORTFOLIO TURNOVER                                                  100%      155% A

AVERAGE COMMISSION RATE H                                          $ .0245   $ .0210

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR
THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS B
SHARES) TO JULY 31, 1997. F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN
 HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE
FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED
 A PORTION OF THE CLASS' EXPENSES. H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
DIFFER.


FINANCIAL HIGHLIGHTS - CLASS C
                                                              YEAR ENDED
                                                               JULY 31,

SELECTED PER-SHARE DATA                                        1998 E

NET ASSET VALUE, BEGINNING OF PERIOD                          $ 12.54

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                (.11)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                       1.39

 TOTAL FROM INVESTMENT OPERATIONS                              1.28

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                        (.38)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                       .01

NET ASSET VALUE, END OF PERIOD                                $ 13.45

TOTAL RETURN B, C                                              10.62%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                       $ 165

RATIO OF EXPENSES TO AVERAGE NET ASSETS                        2.50% A, F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS    (1.06)% A

PORTFOLIO TURNOVER                                             100%

AVERAGE COMMISSION RATE G                                     $ .0245

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
 NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT
INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF CLASS C SHARES) TO JULY 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN
HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD
TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
MAY DIFFER.



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                 YEARS ENDED JULY 31,

SELECTED PER-SHARE DATA                                             1998    1997 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.84   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                            .01 I     .03

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            .75       3.91

 TOTAL FROM INVESTMENT OPERATIONS                                   .76       3.94

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         -         (.02)

 FROM NET REALIZED GAIN                                             (.95)     (.08)

 TOTAL DISTRIBUTIONS                                                (.95)     (.10)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .03       -

NET ASSET VALUE, END OF PERIOD                                     $ 13.68   $ 13.84

TOTAL RETURN B, C                                                   6.32%     39.64%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 1,360   $ 1,756

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.50% F   1.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.50%     1.48% A, G

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                .04%      .25% A

PORTFOLIO TURNOVER                                                  100%      155% A

AVERAGE COMMISSION RATE H                                          $ .0245   $ .0210

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
 DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS
 FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
 DURING THE PERIOD. E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
INSTITUTIONAL CLASS SHARES) TO JULY 31, 1997. F FMR AGREED TO
REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL
 STATEMENTS). G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. H A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. I DURING THE PERIOD, A SIGNIFICANT
SHAREHOLDER REDEMPTION CAUSED AN UNUSUALLY HIGH LEVEL OF INVESTMENT INCOME
PER SHARE.



NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Cyclical Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $6,119,602 and $4,846,367, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO   RETAINED
          FDC       BY FDC

CLASS A   $ 1,030   $ 359

CLASS T    13,326    718

CLASS B    5,430     4,385

CLASS C    603       603

          $ 20,389  $ 6,065

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 466

CLASS T               $ 757

CLASS B               $ 163

CLASS C               $ 356

INSTITUTIONAL CLASS   $ 31

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO   RETAINED
          FDC       BY FDC

CLASS A   $ 1,572   $ 758

CLASS T    8,776     2,902

CLASS B    328       328 *

CLASS C    61        61 *

          $ 10,737  $ 4,049

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN
 RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT    % OF
                                 AVERAGE
                                 NET ASSETS

CLASS A                $ 1,844    .45

CLASS T                 8,977     .34

CLASS B                 2,342     .44

CLASS C                 554       .91*

INSTITUTIONAL CLASS     2,667     .17

                       $ 16,384

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $806 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR          REIMBURSEMENT
                      EXPENSE
                      LIMITATIONS

CLASS A               1.75%        $ 15,049

CLASS T               2.00%         53,395

CLASS B               2.50%         26,574

CLASS C               2.50%         9,948

INSTITUTIONAL CLASS   1.50%         31,306

                                   $ 136,272

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $181 under this arrangement.
6. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 27% of the total outstanding shares of the fund.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                            YEAR ENDED JULY 31,

                            1998 A               1997 B, C

FROM NET INVESTMENT INCOME

CLASS A                     $ -                  $ 210

CLASS T                      -                    596

CLASS B                      -                    -

CLASS C                      -                    -

INSTITUTIONAL CLASS          -                    9,884

TOTAL                       $ -                  $ 10,690

FROM NET REALIZED GAIN

CLASS A                     $ 27,503             $ 1,679

CLASS T                      168,735              4,766

CLASS B                      21,647               -

CLASS C                      303                  -

INSTITUTIONAL CLASS          130,259              39,537

TOTAL                       $ 348,447            $ 45,982

TOTAL                       $ 348,447            $ 56,672

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B DISTRIBUTIONS FOR CLASS A, CLASS T AND THE INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C DISTRIBUTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                 SHARES                    DOLLARS

                                 YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                 JULY 31,     JULY 31,     JULY 31,    JULY 31,

                                 1998 A       1997 B, C    1998 A      1997 B, C

CLASS A                          10,882      29,864     $ 148,228     $ 317,058
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    2,142       169         27,217        1,885

SHARES REDEEMED                  (4,708)     (3,623)     (63,873)      (42,214)

NET INCREASE (DECREASE)          8,316       26,410     $ 111,572     $ 276,729

CLASS T                          227,185     159,328    $ 3,069,729   $ 1,808,520
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    12,558      440         158,925       4,903

SHARES REDEEMED                  (159,076)   (20,367)    (2,112,359)   (254,181)

NET INCREASE (DECREASE)          80,667      139,401    $ 1,116,295   $ 1,559,242

CLASS B                          60,410      18,329     $ 820,607     $ 222,169
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    1,702       -           21,404        -

SHARES REDEEMED                  (6,954)     -           (94,508)      -

NET INCREASE (DECREASE)          55,158      18,329     $ 747,503     $ 222,169

CLASS C                          13,383      -          $ 179,797     $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    25          -           303           -

SHARES REDEEMED                  (1,166)     -           (16,290)      -

NET INCREASE (DECREASE)          12,242      -          $ 163,810     $ -

INSTITUTIONAL CLASS              31,192      595,951    $ 426,137     $ 6,237,387
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    10,114      4,432       129,319       49,421

SHARES REDEEMED                  (68,822)    (473,503)   (837,391)     (5,226,197)

NET INCREASE (DECREASE)          (27,516)    126,880    $ (281,935)   $ 1,060,611


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B SHARE TRANSACTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 8,105

CLASS T                11,458

CLASS B                18,124

CLASS C                8,792

INSTITUTIONAL CLASS    8,720

                      $ 55,199

ADVISOR FINANCIAL SERVICES FUND - INSTITUTIONAL CLASS
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                          PAST 1  LIFE OF
JULY 31, 1998                          YEAR    FUND

FIDELITY ADV FINANCIAL - INST CL       26.39%  91.83%

S&P 500                                19.29%  76.95%

GS FINANCIAL SERVICES                  24.27%  105.11%

CUMULATIVE TOTAL RETURNS show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                          PAST 1  LIFE OF
JULY 31, 1998                          YEAR    FUND

FIDELITY ADV FINANCIAL - INST CL       26.39%  40.72%

S&P 500                                19.29%  34.89%

GS FINANCIAL SERVICES                  24.27%  45.75%

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA FINANCIAL SERV -CL I     S&P 500
GS FINANCIAL SERVICES
             00273                       SP001
GS004
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10620.00                    10516.69
   10584.56
  1996/10/31      11190.00                    10806.74
   11272.70
  1996/11/30      12090.00                    11623.62
   12278.35
  1996/12/31      11729.57                    11393.36
   12100.98
  1997/01/31      12351.14                    12105.21
   12935.63
  1997/02/28      12501.52                    12200.12
   13395.32
  1997/03/31      11619.29                    11698.81
   12504.96
  1997/04/30      12571.69                    12397.23
   13328.32
  1997/05/31      13052.91                    13151.98
   14040.84
  1997/06/30      13734.63                    13741.19
   14892.68
  1997/07/31      15178.26                    14834.57
   16504.52
  1997/08/31      14275.99                    14003.54
   15483.68
  1997/09/30      15189.28                    14770.51
   16744.42
  1997/10/31      15098.86                    14277.18
   16445.06
  1997/11/30      15601.15                    14938.07
   17053.65
  1997/12/31      16458.84                    15194.56
   17997.81
  1998/01/31      16254.76                    15362.61
   17523.74
  1998/02/28      17622.08                    16470.56
   19045.66
  1998/03/31      18611.86                    17314.02
   20165.67
  1998/04/30      18907.77                    17488.19
   20512.24
  1998/05/31      18499.62                    17187.57
   20061.46
  1998/06/30      19244.50                    17885.73
   20758.18
  1998/07/31      19183.28                    17695.25
   20510.80
IMATRL PRASUN   SHR__CHT 19980731 19980825 162427 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment would have grown to $19,183
- a 91.83% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Financial Services Industries Index, it would have grown to $20,511 - a 105.11% increase.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
(CHECKMARK)

ADVISOR FINANCIAL SERVICES FUND
FUND TALK: THE MANAGER'S OVERVIEW

(PHOTOGRAPH OF ROBERT EWING)

An interview with Robert Ewing, Portfolio Manager of Fidelity Advisor Financial Services Fund
Q. HOW DID THE FUND PERFORM, BOB?
A. The fund performed very well. For the 12 months that ended July 31, 1998, the fund's Institutional Class shares had a return of 26.39%. The Standard & Poor's 500 Index had a return of 19.29% during the same period. Beginning this period, the fund also compares itself to the Goldman Sachs Financial Services Index - an index of stocks designed to measure the performance of companies in the financial services sector - which returned 24.27% over the same 12-month period.
Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE YEAR, AND HOW DID THAT AFFECT FINANCIAL SERVICES STOCKS IN PARTICULAR?
A. This year has offered a great environment for financial stocks. A variety of economic factors supported this environment. First, we were fairly late in an economic expansion. Historically, the customers of financial services companies are very healthy financially at such times. Second, we had a benign interest-rate environment, with rates moving slightly down but with very low volatility. The emerging issue was the economic crisis in Asia. However, up until now U.S. financial companies have had little direct exposure to Asia. If anything, their international competitive situation was strengthened as Asian companies and European companies tended to be more directly affected by the problems of the Pacific Basin. We also had a very dynamic environment for financial services stocks, primarily because of the continued consolidation of the industry. To understand why you had this consolidation, you actually have to go back to the Depression era, when regulations were enacted separating different kinds of companies within the financial services industry. Banks, for example, were separated from brokerage and insurance companies. Now, regulation has been easing and we have witnessed a great number of acquisitions and consolidations, which have supported stock prices in general. To illustrate the magnitude of this trend, you don't need to go any further than the announced mergers of Citicorp and Travelers Group and of NationsBank and BankAmerica, all of which the fund has investments in.
Q. GIVEN THIS FAVORABLE ENVIRONMENT, WHAT STRATEGIES HAVE YOU
EMPLOYED?
A. Fidelity has a team of 11 domestic financial services analysts who have been emphasizing companies that would benefit from the improving credit health of U.S. consumers. In mid-1997, consumer credit conditions probably were at their worst, as measured by such factors as credit card and loan delinquencies. The situation has been gradually improving since then. Interest rates have gone down, and many consumers have taken advantage of declining rates to refinance their home mortgages or to consolidate their debts in home equity loans. I have emphasized companies that would benefit from this trend, including banks with large credit card businesses, mortgage companies and consumer credit companies. In addition, while banks continue to make up the bulk of the portfolio, I have tried to increase diversification by investing in more brokerage firms than the fund has historically owned. I also have been very careful about investing in companies that have an exposure to the problems in Asia.
Q. WHAT WERE SOME OF THE MAJOR CONTRIBUTORS TO PERFORMANCE?
A. In general, the consumer finance companies have been strong contributors. Notable examples have been Beneficial Corp., Household International and American Express. Brokers have done exceptionally well. Lehman Brothers, for example, performed very well. Overall, bank stocks have been good performers, and the fund has tended to own the right banks. Outstanding examples included U.S. Bancorp and Citicorp.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Yes, there were. The fund's investments in real estate investment trusts (REITs) have been disappointing. As a class of stocks, these companies have struggled during the past year as investors have become concerned that construction of additional hotel, office and retail space might create over-capacity. Among the REITs that have been disappointing are Starwood, which owns hotels, and Crescent, which is involved in office, retail and hotel sites. The other area of disappointment is in property casualty insurance companies. These companies, as a group, have been hurt by intense competition.
Q. WHAT IS THE OUTLOOK FOR FINANCIAL SERVICES STOCKS, BOB?
A. I think we will continue to have consolidation in the industry, but we also will have volatility. It feels like we are at a crossroad, and investors will be watching economic signals very carefully for signs of any deterioration of credit conditions. If the global economy stabilizes and starts to improve, these stocks will do fine. If things continue to decelerate, investors will anticipate deterioration in credit, and we could have a very bumpy road. This outlook places a heavy burden on individual stock selection. It should be a great environment for my team of financial services analysts to find opportunities.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: September 3, 1996
SIZE: as of July 31, 1998, more than $231 million
MANAGER: Robert Ewing, since January 1998;
joined Fidelity in 1990
(checkmark)
ADVISOR FINANCIAL SERVICES FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                                    % OF FUND'S
                                    INVESTMENTS

NATIONSBANK CORP.                   4.7

AMERICAN EXPRESS CO.                4.3

AMERICAN INTERNATIONAL GROUP, INC.  4.1

CITICORP                            3.9

U.S. BANCORP                        3.9

BANKAMERICA CORP.                   3.8

HOUSEHOLD INTERNATIONAL, INC.       3.3

WELLS FARGO & CO.                   2.8

TRAVELERS GROUP, INC. (THE)         2.6

CHASE MANHATTAN CORP.               2.4

TOP INDUSTRIES AS OF JULY 31, 1998
NATIONAL COMMERCIAL BANKS 33.7%
PROPERTY-CASUALTY &
REINSURANCE 11.5%
PERSONAL CREDIT INSTITUTIONS 6.8%
FINANCIAL SERVICES 5.8%
FEDERAL & FEDERALLY SPONSORED
CREDIT AGENCIES 4.8%
ALL OTHERS 37.4%
ROW: 1, COL: 1, VALUE: 33.7
ROW: 1, COL: 2, VALUE: 11.5
ROW: 1, COL: 3, VALUE: 6.8
ROW: 1, COL: 4, VALUE: 5.8
ROW: 1, COL: 5, VALUE: 4.8
ROW: 1, COL: 6, VALUE: 37.4
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR FINANCIAL SERVICES FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 91.0%
 SHARES VALUE (NOTE 1)
BANKS - 36.4%
INTERNATIONAL BANKS - 0.6%
Royal Bank of Canada  25,000 $ 1,355,955
NATIONAL COMMERCIAL BANKS - 33.7%
BB&T Corp.   8,000  562,000
Banc One Corp.   104,667  5,409,976
Bank of New York Co., Inc.   85,480  5,470,720
BankAmerica Corp.   97,000  8,705,750
Chase Manhattan Corp.  73,000  5,520,625
Citicorp  53,365  9,072,050
Comerica, Inc.   51,750  3,486,656
First Union Corp.   14,042  846,031
Marshall & Ilsley Corp.   17,000  955,188
Mellon Bank Corp.   3,300  222,338
National City Corp.   32,470  2,171,431
NationsBank Corp.   134,997  10,766,011
Norwest Corp.   43,000  1,545,313
Pacific Bank N.A  10,000  530,000
Providian Financial Corp.   29,705  2,333,699
Southwest Bancorporation Texas, Inc.   3,300  58,988
SunTrust Banks, Inc.   10,000  730,000
U.S. Bancorp  194,650  8,953,900
Wachovia Corp.  24,405  2,089,678
Wells Fargo & Co.   18,100  6,441,338
Westamerica Bancorporation  30,000  918,750
Zions Bancorp  15,000  735,000
  77,525,442
STATE BANKS FEDERAL RESERVE - 2.1%
AmSouth Bancorporation  12,000  476,250
Compass Bancshares, Inc.   12,500  518,750
Crestar Financial Corp.   8,000  545,500
Firstar Corp.   12,000  599,250
Hanmi Bank   5,450  98,100
North Fork Bancorp., Inc.   26,250  639,844
Northern Trust Corp.   22,000  1,619,750
Sterling Bancshares, Inc.   19,500  292,500
  4,789,944
TOTAL BANKS   83,671,341
CREDIT & OTHER FINANCE - 15.2%
BANK HOLDING COMPANY OFFICES - 1.7%
Fleet Financial Group, Inc.   44,800  3,850,000
FINANCIAL SERVICES - 5.8%
American Express Co.   89,800  9,911,675
First Chicago NBD Corp.   42,170  3,534,373
  13,446,048
MORTGAGE BANKERS - 0.9%
Aames Financial Corp.   25,000  281,250
Headlands Mortgage Co. (a)   25,000  465,625
Life Financial Corp. (a)  25,000  359,375
Resource Bancshares Mortgage
 Group, Inc.   55,000  1,069,063
  2,175,313
PERSONAL CREDIT INSTITUTIONS - 6.8%
Associates First Capital Corp. Class A  57,100  4,435,956
FIRSTPLUS Financial Group, Inc. (a)   10,000  390,000
Household International, Inc.   154,657  7,694,186
MBNA Corp.   78,500  2,629,750
Takefuji Corp. (c)  7,500  394,355
  15,544,247
TOTAL CREDIT & OTHER FINANCE   35,015,608

 SHARES VALUE (NOTE 1)
FEDERAL SPONSORED CREDIT - 4.8%
FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 4.8%
Freddie Mac  97,220 $ 4,593,645
Fannie Mae  68,435  4,242,970
SLM Holding Corp.   49,500  2,289,375
  11,125,990
INSURANCE - 19.7%
ACCIDENT & HEALTH INSURANCE - 0.1%
UICI (a)  9,000  211,500
INSURANCE BROKERS & SERVICES - 1.0%
Marsh & McLennan Companies, Inc.   36,250  2,213,516
INSURANCE CARRIERS - 3.0%
AFLAC, Inc.   88,400  3,038,750
AMBAC, Inc.   15,100  879,575
Blanch E.W. Holdings, Inc.   18,000  671,625
MBIA, Inc.   11,700  788,288
MGIC Investment Corp.   30,000  1,608,750
  6,986,988
LIFE INSURANCE - 3.4%
Aon Corp.   24,600  1,672,800
Hartford Life, Inc. Class A  12,000  694,500
Nationwide Financial Services, Inc.
 Class A  14,500  789,344
Reliastar Financial Corp.   10,000  496,250
SunAmerica, Inc.   20,000  1,228,750
Torchmark Corp.   50,000  2,190,625
UNUM Corp.   12,800  674,400
  7,746,669
PROPERTY-CASUALTY & REINSURANCE - 11.5%
ACE Ltd.   20,000  733,750
Aegon NV (Reg.)  8,258  757,672
Allmerica Financial Corp.   7,000  468,125
Allstate Corp.   88,570  3,758,689
American International Group, Inc.   62,520  9,428,797
Capital Re Corp.   16,000  528,000
Chubb Corp. (The)  5,000  366,875
Executive Risk, Inc.   10,000  484,375
General Re Corp.   2,800  663,600
HCC Insurance Holdings, Inc.   23,000  465,750
Hartford Financial Services Group, Inc.   59,200  3,082,100
Mercury General Corp.   6,200  284,813
PMI Group, Inc.   10,500  711,375
Progressive Corp.  14,200  1,755,475
RenaissanceRe Holdings Ltd.   40,000  1,787,500
Travelers Property Casualty Corp. Class A  30,000  1,297,500
  26,574,396
SURETY INSURANCE - 0.7%
Amerin Corp. (a)   60,000  1,616,250
TOTAL INSURANCE   45,349,319
REAL ESTATE INVESTMENT TRUSTS - 3.4%
AMRESCO Capital Trust, Inc.   50,000  593,750
Apartment Investment & Management Co.
 Class A  7,400  281,200
Crescent Real Estate Equities, Inc.   33,000  969,375
Duke Realty Investors, Inc.   34,500  739,594
Equity Office Properties Trust  30,000  746,250
Equity Residential Properties Trust   12,500  525,000
Imperial Credit Commercial Mortgage
 Investment Corp.  21,000  228,375
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Mack-Cali Realty Corp.   20,000 $ 621,250
Novastar Financial, Inc.  20,000  326,250
Ocwen Asset Investment Corp.   56,000  836,500
Patriot American Hospitality, Inc.  25,000  475,000
Public Storage, Inc.   22,500  596,250
Starwood Hotels & Resorts Trust  19,000  780,188
  7,718,982
SAVINGS & LOANS - 3.3%
SAVINGS BANKS & SAVINGS & LOANS - 0.7%
Astoria Financial Corp.   8,000  401,000
Charter One Financial Corp.   35,000  1,139,680
  1,540,680
SAVINGS BANKS, FEDERAL CHARTER - 2.6%
Ahmanson (H.F.) & Co.   24,000  1,585,500
Dime Bancorp., Inc.   38,500  1,145,375
Golden State Bancorp  51,660  1,423,879
Golden State Bancorp Litigation
 Track warrants (a)  26,660  126,635
Telebanc Financial Corp. (a)  600  12,450
Washington Mutual, Inc.   46,000  1,837,125
  6,130,964
TOTAL SAVINGS & LOANS   7,671,644
SECURITIES INDUSTRY - 8.2%
INVESTMENT MANAGERS - 0.6%
Investors Group, Inc.   50,000  851,606
Pioneer Group, Inc.   25,000  656,250
  1,507,856
SECURITY & COMMODITY BROKERS - 2.9%
Bear Stearns Companies, Inc.   60,000  3,375,000
Merrill Lynch & Co., Inc.   22,500  2,193,750
Midland Walwyn, Inc.   32,500  740,566
Nomura Securities Co. Ltd.   35,000  408,019
  6,717,335
SECURITY BROKERS & DEALERS - 4.7%
Lehman Brothers Holdings, Inc.   41,000  2,952,000
PaineWebber Group, Inc.   10,000  471,250
Travelers Group, Inc. (The)  89,500  5,996,500
Waddell & Reed Financial, Inc. Class A  60,000  1,323,750
  10,743,500
TOTAL SECURITIES INDUSTRY   18,968,691
TOTAL COMMON STOCKS
 (Cost $184,558,092)   209,521,575
CASH EQUIVALENTS - 9.0%
Taxable Central Cash Fund (b)
 (Cost $20,670,236)  20,670,236  20,670,236
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $205,228,328)  $ 230,191,811
LEGEND
1.Non-income producing
2.At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. 3.Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end the value of these securities amounted to $394,355 or 0.2% of net assets.
INCOME TAX INFORMATION
At July 31, 1998 the aggregate cost of investment securities for income tax purposes was $205,298,538. Net unrealized appreciation aggregated $24,893,273, of which $30,034,138 related to appreciated investment securities and $5,140,865 related to depreciated investment securities.
The fund hereby designates approximately $602,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 1.12% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
A total of 55%, 60%, 62%, 37%, and 57% of Class A's, Class T's, Class B's, Class C's and Institutional Class' dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
ADVISOR FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                                          JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                 $ 230,191,811
(COST $205,228,328) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                          647,978

RECEIVABLE FOR FUND SHARES SOLD                                                                        1,314,913

DIVIDENDS RECEIVABLE                                                                                     224,772

INTEREST RECEIVABLE                                                                                       93,506

PREPAID EXPENSES                                                                                           3,221

 TOTAL ASSETS                                                                                        232,476,201

LIABILITIES

PAYABLE FOR FUND SHARES REDEEMED                                                        $ 431,471

ACCRUED MANAGEMENT FEE                                                                    114,095

DISTRIBUTION FEES PAYABLE                                                                 125,278

OTHER PAYABLES AND                                                                        112,032
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                       782,876

NET ASSETS                                                                                         $ 231,693,325

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                    $ 192,635,512

UNDISTRIBUTED NET INVESTMENT INCOME                                                                      262,870

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                               13,831,649

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                             24,963,294
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                         $ 231,693,325


CALCULATION OF MAXIMUM                                                                                    $18.74
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($21,906,889 (DIVIDED BY)
  1,169,241 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                         $19.88
 (100/94.25 OF $18.74)

 CLASS T:                                                                                                 $18.66
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($118,608,455 (DIVIDED BY)
  6,354,719 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                         $19.34
 (100/96.50 OF $18.66)

 CLASS B:                                                                                                 $18.52
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($65,925,538 (DIVIDED BY)
  3,559,196 SHARES) A

 CLASS C:                                                                                                 $18.56
 NET ASSET VALUE AND OFFERING PRICE
   PER SHARE ($19,982,650 (DIVIDED BY)
  1,076,680 SHARES) A

 INSTITUTIONAL CLASS:                                                                                     $18.80
 NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($5,269,793 (DIVIDED BY) 280,311 SHARES)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                                                  YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                              $ 1,869,049
DIVIDENDS

INTEREST                                                                        744,945

 TOTAL INCOME                                                                   2,613,994

EXPENSES

MANAGEMENT FEE                                                    $ 797,075

TRANSFER AGENT FEES                                                335,220

DISTRIBUTION FEES                                                  802,259

ACCOUNTING FEES AND EXPENSES                                       86,010

NON-INTERESTED TRUSTEES' COMPENSATION                              433

CUSTODIAN FEES AND EXPENSES                                        6,211

REGISTRATION FEES                                                  109,948

AUDIT                                                              33,290

LEGAL                                                              2,509

REPORTS TO SHAREHOLDERS                                            37,113

MISCELLANEOUS                                                      1,049

 TOTAL EXPENSES BEFORE REDUCTIONS                                  2,211,117

 EXPENSE REDUCTIONS                                                (17,152)     2,193,965

NET INVESTMENT INCOME                                                           420,029

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             15,266,516

 FOREIGN CURRENCY TRANSACTIONS                                     10,686       15,277,202

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             12,949,723

 ASSETS AND LIABILITIES IN                                         (189)        12,949,534
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                 28,226,736

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 28,646,765




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                     YEAR ENDED     SEPTEMBER 3, 1996
                                                                                      JULY 31,       (COMMENCEMENT
                                                                                      1998           OF OPERATIONS) TO
                                                                                                     JULY 31,
                                                                                                     1997
OPERATIONS                                                                            $ 420,029      $ 100,774
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                               15,277,202     27,297

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                   12,949,534     12,013,760

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        28,646,765     12,141,831

DISTRIBUTIONS TO SHAREHOLDERS                                                           (245,431)      (14,685)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                 (1,447,197)    (13,841)

 TOTAL DISTRIBUTIONS                                                                    (1,692,628)    (28,526)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                                            134,897,670    57,645,194

REDEMPTION FEES                                                                         68,426         14,593

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               161,920,233    69,773,092

NET ASSETS

 BEGINNING OF PERIOD                                                                    69,773,092     -

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
 OF $262,870 AND $86,089, RESPECTIVELY)                                               $ 231,693,325  $ 69,773,092



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS - CLASS A
                                                                                                    YEARS ENDED
                                                                                                      JULY 31,

SELECTED PER-SHARE DATA                                                                           1998      1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $ 15.11   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                                                             .11       .06

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                            3.80      5.06

 TOTAL FROM INVESTMENT OPERATIONS                                                                   3.91      5.12

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                                         (.06)     (.01)

 FROM NET REALIZED GAIN                                                                             (.23)     (.01)

 TOTAL DISTRIBUTIONS                                                                                (.29)     (.02)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                             .01       .01

NET ASSET VALUE, END OF PERIOD                                                                     $ 18.74   $ 15.11

TOTAL RETURN B, C                                                                                    26.32%    51.35%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                            $ 21,907  $ 6,275

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                              1.32%     1.75% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                     1.30% G   1.73% A, G

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                                  .63%      .55% A

PORTFOLIO TURNOVER                                                                                   54%       26% A

AVERAGE COMMISSION RATE H                                                                          $ .0395   $ .0348

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
  AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED
  ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
  CLASS A SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING
  THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO
  WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
  PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE
  FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
  VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF
  TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
  RATE STRUCTURES MAY DIFFER.






FINANCIAL HIGHLIGHTS - CLASS T
                                                                                                YEARS ENDED
                                                                                                  JULY 31,

SELECTED PER-SHARE DATA                                                                       1998       1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $ 15.07    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                                                         .07        .04

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                        3.78       5.04

 TOTAL FROM INVESTMENT OPERATIONS                                                               3.85       5.08

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                                     (.04)      (.01)

 FROM NET REALIZED GAIN                                                                         (.23)      (.01)

 TOTAL DISTRIBUTIONS                                                                            (.27)      (.02)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                         .01        .01

NET ASSET VALUE, END OF PERIOD                                                                $ 18.66    $ 15.07

TOTAL RETURN B, C                                                                               25.96%     50.95%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                       $ 118,608  $ 52,003

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                         1.52%      1.94% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                1.50% F    1.91% A, F

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                            .44%       .37% A

PORTFOLIO TURNOVER                                                                              54%        26% A

AVERAGE COMMISSION RATE G                                                                     $ .0395    $ .0348

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
  AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED
  ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
  CLASS T SHARES) TO JULY 31, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.






FINANCIAL HIGHLIGHTS - CLASS B
                                                                                                    YEARS ENDED
                                                                                                      JULY 31,

SELECTED PER-SHARE DATA                                                                             1998      1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                                $ 15.04   $ 12.56

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                       (.02)     (.02)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                              3.76      2.50

 TOTAL FROM INVESTMENT OPERATIONS                                                                     3.74      2.48

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                                           (.04)     -

 FROM NET REALIZED GAIN                                                                               (.23)     -

 TOTAL DISTRIBUTIONS                                                                                  (.27)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                              .01       -

NET ASSET VALUE, END OF PERIOD                                                                      $ 18.52   $ 15.04

TOTAL RETURN B, C                                                                                     25.29%    19.75%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                             $ 65,926  $ 7,737

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                               2.06%     2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                      2.04% G   2.49% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                           (.14)%    (.37)% A

PORTFOLIO TURNOVER                                                                                    54%       26% A

AVERAGE COMMISSION RATE H                                                                           $ .0395   $ .0348

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED
  SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF
  CLASS B SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
  SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
  TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.






FINANCIAL HIGHLIGHTS - CLASS C
                                                                                                     YEAR ENDED
                                                                                                     JULY 31,

SELECTED PER-SHARE DATA                                                                              1998 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $ 15.24

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                        (.03)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                               3.57

 TOTAL FROM INVESTMENT OPERATIONS                                                                      3.54

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                                            (.02)

 FROM NET REALIZED GAIN                                                                                (.21)

 TOTAL DISTRIBUTIONS                                                                                   (.23)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                                .01

NET ASSET VALUE, END OF PERIOD                                                                        $ 18.56

TOTAL RETURN B, C                                                                                       23.56%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                               $ 19,983

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                                 2.09% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                        2.07% A, F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                             (.22)% A

PORTFOLIO TURNOVER                                                                                      54%

AVERAGE COMMISSION RATE G                                                                             $ .0395

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE COMTINGENT DEFERRED
  SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF
  CLASS C SHARES) TO JULY 31, 1998.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.






FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                                     YEARS ENDED
                                                                                       JULY 31,

SELECTED PER-SHARE DATA                                                              1998      1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $ 15.14   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                                               .14       .10

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                               3.79      5.06

 TOTAL FROM INVESTMENT OPERATIONS                                                      3.93      5.16

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                            (.05)     (.02)

 FROM NET REALIZED GAIN                                                                (.23)     (.01)

 TOTAL DISTRIBUTIONS                                                                   (.28)     (.03)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                .01       .01

NET ASSET VALUE, END OF PERIOD                                                        $ 18.80   $ 15.14

TOTAL RETURN B, C                                                                       26.39%    51.78%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                               $ 5,270   $ 3,758

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                 1.14%     1.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                        1.13% G   1.47% A, G

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                    .81%      .85% A

PORTFOLIO TURNOVER                                                                      54%       26% A

AVERAGE COMMISSION RATE H                                                             $ .0395   $ .0348

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE
  OF INSTITUTIONAL CLASS SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS
  EXPENSES WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
  WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
  OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
  STATEMENTS).
H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
  DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Financial Services Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities, including restricted securities, for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investments companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $182,906,998 and $65,702,518, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 31,380   $ 10

CLASS T    412,412    549

CLASS B    297,692    223,036

CLASS C    60,775     60,775

          $ 802,259  $ 284,370

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 7,789

CLASS T               $ 13,765

CLASS B               $ 7,433

CLASS C               $ 10,797

INSTITUTIONAL CLASS   $ 310

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 226,919  $ 96,375

CLASS T    375,688    137,727

CLASS B    49,800     49,800 *

CLASS C    6,588      6,588 *

          $ 658,995  $ 290,490

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF
                                  AVERAGE
                                  NET ASSETS

CLASS A                $ 32,422   .26

CLASS T                 200,782   .24

CLASS B                 80,021    .27

CLASS C                 14,009     .23*

INSTITUTIONAL CLASS     7,986     .20

                       $ 335,220

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $24,154 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $16,507 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $340 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
         TRANSFER
         AGENT
         CREDITS

CLASS A  $ 305

6. BENEFICIAL INTEREST.
At the end of the period, one shareholder was record owner of approximately 10% of the total outstanding shares of the fund.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                            YEAR ENDED JULY 31,

                            1998 A               1997 B, C

FROM NET INVESTMENT INCOME

CLASS A                     $ 32,929             $ 1,796

CLASS T                      169,652              11,192

CLASS B                      31,387               -

CLASS C                      990                  -

INSTITUTIONAL CLASS          10,473               1,697

TOTAL                       $ 245,431            $ 14,685

FROM NET REALIZED GAIN

CLASS A                     $ 134,384            $ 1,792

CLASS T                      1,003,813            11,200

CLASS B                      249,387              -

CLASS C                      10,862               -

INSTITUTIONAL CLASS          48,751               849

TOTAL                       $ 1,447,197          $ 13,841

TOTAL                       $ 1,692,628          $ 28,526



A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B DISTRIBUTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C DISTRIBUTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                     DOLLARS

                                YEAR ENDED    YEAR ENDED   YEAR ENDED     YEAR ENDED
                                JULY 31,      JULY 31,     JULY 31,       JULY 31,

                                1998 A        1997 B, C    1998 A         1997 B, C



CLASS A                          934,476       442,563     $ 16,203,034   $ 5,416,102
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    9,387         294          147,404        3,494

SHARES REDEEMED                  (189,881)     (27,598)     (3,281,384)    (358,033)

NET INCREASE (DECREASE)          753,982       415,259     $ 13,069,054   $ 5,061,563

CLASS T                          4,223,164     3,898,064   $ 71,654,298   $ 48,519,698
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    66,953        1,650        1,051,227      19,567

SHARES REDEEMED                  (1,386,617)   (448,495)    (23,635,629)   (5,662,098)

NET INCREASE (DECREASE)          2,903,500     3,451,219   $ 49,069,896   $ 42,877,167

CLASS B                          3,302,648     528,089     $ 57,223,474   $ 6,961,044
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    13,682        -            213,556        -

SHARES REDEEMED                  (271,676)     (13,547)     (4,668,237)    (182,473)

NET INCREASE (DECREASE)          3,044,654     514,542     $ 52,768,793   $ 6,778,571

CLASS C                          1,117,558     -           $ 19,997,372   $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    710           -            11,224         -

SHARES REDEEMED                  (41,588)      -            (764,009)      -

NET INCREASE (DECREASE)          1,076,680     -           $ 19,244,587   $ -

INSTITUTIONAL CLASS              170,926       324,063     $ 2,901,545    $ 3,934,976
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    3,344         215          52,667         2,546

SHARES REDEEMED                  (142,257)     (75,980)     (2,208,872)    (1,009,629)

NET INCREASE (DECREASE)          32,013        248,298     $ 745,340      $ 2,927,893


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B SHARE TRANSACTIONS FOR CLASS A, CLASS T, AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 12,800

CLASS T                43,958

CLASS B                31,722

CLASS C                13,166

INSTITUTIONAL CLASS    8,302

                      $ 109,948

ADVISOR HEALTH CARE FUND - INSTITUTIONAL CLASS
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                            PAST 1  LIFE OF
JULY 31, 1998                            YEAR    FUND

FIDELITY ADV HEALTH CARE - INST CL       26.70%  78.89%

S&P 500                                  19.29%  76.95%

GS HEALTH CARE                           30.67%  90.66%

CUMULATIVE TOTAL RETURNS show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                            PAST 1  LIFE OF
JULY 31, 1998                            YEAR    FUND

FIDELITY ADV HEALTH CARE - INST CL       26.70%  35.66%

S&P 500                                  19.29%  34.89%

GS HEALTH CARE                           30.67%  40.27%

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
(CHECKMARK)
$10,000 OVER LIFE OF FUND
             FA HEALTH CARE -CL I        S&P 500
GS HEALTH CARE
             00271                       SP001
GS005
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10670.00                    10516.69
   10812.87
  1996/10/31      10430.00                    10806.74
   10714.59
  1996/11/30      10960.00                    11623.62
   11456.00
  1996/12/31      11030.00                    11393.36
   11211.23
  1997/01/31      11710.00                    12105.21
   12140.37
  1997/02/28      11850.00                    12200.12
   12322.91
  1997/03/31      11210.00                    11698.81
   11479.40
  1997/04/30      11770.00                    12397.23
   12192.08
  1997/05/31      12680.00                    13151.98
   13124.59
  1997/06/30      13620.00                    13741.19
   14149.23
  1997/07/31      14120.00                    14834.57
   14590.78
  1997/08/31      13250.00                    14003.54
   13768.10
  1997/09/30      14087.43                    14770.51
   14522.88
  1997/10/31      13965.02                    14277.18
   14348.05
  1997/11/30      14240.45                    14938.07
   14887.11
  1997/12/31      14467.59                    15194.56
   15322.92
  1998/01/31      15333.72                    15362.61
   16033.22
  1998/02/28      16167.77                    16470.56
   17070.43
  1998/03/31      16798.66                    17314.02
   17844.91
  1998/04/30      16991.13                    17488.19
   18314.30
  1998/05/31      16841.43                    17187.57
   18020.01
  1998/06/30      17761.03                    17885.73
   19053.99
  1998/07/31      17889.34                    17695.25
   19066.04
IMATRL PRASUN   SHR__CHT 19980731 19980825 163717 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment would have grown to $17,889 - a 78.89% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $19,066 - a 90.66% increase.
ADVISOR HEALTH CARE FUND
FUND TALK: THE MANAGER'S OVERVIEW

(PHOTOGRAPH OF BESO SIKHARULIDZE)

An interview with Beso Sikharulidze, Portfolio Manager of Fidelity Advisor Health Care Fund
Q. HOW DID THE FUND PERFORM, BESO?
A. For the 12-month period ending July 31, 1998, the fund's Institutional Class shares returned 26.70%. In comparison, the Standard & Poor's 500 Index returned 19.29% during the same period. Beginning this period, the fund also compares itself to the Goldman Sachs Health Care Index - an index of stocks designed to measure the performance of companies in the health care sector - which returned 30.67% over the same 12-month period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST
YEAR?
A. I committed a significant percentage of fund assets to the major pharmaceutical companies and to other companies that benefited from the strength in demand growth of pharmaceuticals, such as drug distributors and drug-store chains. These companies performed very well for the fund.
Q. WHY DO PHARMACEUTICAL COMPANIES CONTINUE TO PERFORM THE BEST WITHIN THE HEALTH CARE SECTOR?
A. Most importantly, all the key drivers for continued strong earnings and sales growth have remained in place. The key drivers are: an aging population with increasing demand for pharmaceuticals, an increasing supply of innovative new drugs with superior efficiency and safety, and corporate earnings that have produced double-digit returns, which compare favorably to other health care companies.
Q. MOST OF THE FUND'S TOP HOLDINGS HAVE NOT CHANGED SINCE THE LAST REPORT. WHAT IS YOUR RATIONALE BEHIND THIS STRATEGY?
A. I didn't foresee any major changes in the market's outlook toward drug companies and my outlook remained positive. As a result, I continued to take a long-term view on the pharmaceutical sector. Maintaining the fund's top holdings is not an unusual strategy for me. Whether I am looking at a drug company, medical device maker or biotechnology company, I focus on the long-term profitability outlook and the ability of the company to produce consistent results.
Q. WHAT INDIVIDUAL HOLDINGS CONTRIBUTED TO FUND PERFORMANCE?
A. Warner-Lambert and Schering-Plough have done very well and contributed significantly to the fund's strong performance. Warner-Lambert benefited from having the strongest earnings growth within the pharmaceutical sector. Strong sales of its newly launched drugs, such as its cholesterol lowering drug Lipitor and diabetes drug Rezulin, resulted in upward revisions of Warner's earnings and ultimately pushed the stock price higher. Schering-Plough's stock also benefited from strong sales of its major product - Claritin - and upward earnings revisions.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. HMOs continued to detract from fund performance. Unfortunately, many HMOs continue to struggle to find product and service strategies that will boost growth and earnings. I continued to hold HMOs like Foundation Health Systems, United Health Care and Humana, which all seemed to be reasonably valued considering their business fundamentals. At the same time, these companies continue to struggle to increase patient enrollment while maintaining profitability.
Q. WHAT IS YOUR OUTLOOK FOR THE HEALTH CARE SECTOR, BESO?
A. Overall, I think the health care sector should continue to be strong. Favorable demographics, combined with strong demand growth for drugs, medical supplies and medical technology, should drive further innovation. Strong management teams and a favorable regulatory environment also have created an excellent opportunity for health care stocks to outperform the broader market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: September 3, 1996
SIZE: as of July 31, 1998, more than
$232 million
MANAGER: Beso Sikharulidze, since June 1997;
joined Fidelity in 1992
(checkmark)
ADVISOR HEALTH CARE FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                              % OF FUND'S
                              INVESTMENTS

WARNER-LAMBERT CO.            9.7

LILLY (ELI) & CO.             8.6

MERCK & CO., INC              7.4

JOHNSON & JOHNSON             5.9

AMERICAN HOME PRODUCTS CORP.  5.1

SCHERING-PLOUGH CORP.         4.5

BRISTOL-MYERS SQUIBB CO.      4.0

ABBOTT LABORATORIES           4.0

MEDTRONIC, INC.               3.6

MONSANTO CO.                  2.9

TOP INDUSTRIES AS OF JULY 31, 1998
DRUGS 42.6%
MEDICAL SUPPLIES & APPLIANCES 14.2%
BIOTECHNOLOGY 5.7%
HOSPITALS 5.5%
MEDICAL TECHNOLOGY 4.1%
ALL OTHERS 27.9%
ROW: 1, COL: 1, VALUE: 42.6
ROW: 1, COL: 2, VALUE: 14.2
ROW: 1, COL: 3, VALUE: 5.7
ROW: 1, COL: 4, VALUE: 5.5
ROW: 1, COL: 5, VALUE: 4.1
ROW: 1, COL: 6, VALUE: 27.9
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR HEALTH CARE FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 96.6%
 SHARES VALUE (NOTE 1)
AGRICULTURE - 0.8%
CROPS - 0.8%
Delta & Pine Land Co.   41,600 $ 1,869,400
CHEMICALS & PLASTICS - 2.9%
CHEMICALS - 2.9%
Monsanto Co.   118,700  6,721,388
COMPUTER SERVICES & SOFTWARE - 0.4%
CAD/CAM/CAE - 0.4%
Shared Medical Systems Corp.   15,000  1,018,125
DRUG STORES - 3.3%
CVS Corp.   72,000  2,952,000
Rite Aid Corp.   25,400  1,003,300
Walgreen Co.   86,600  3,740,038
  7,695,338
DRUGS & PHARMACEUTICALS - 51.1%
BIOTECHNOLOGY - 5.7%
Amgen, Inc. (a)  60,200  4,420,938
Aviron (a)  40,000  1,195,000
Biogen, Inc. (a)  56,300  3,131,688
Chiron Corp. (a)  23,600  401,200
COR Therapeutics, Inc. (a)  54,100  757,400
Genentech, Inc. special (a)  6,100  421,281
Genzyme Corp.   7,100  223,428
Medimmune, Inc. (a)   6,400  376,200
Sepracor, Inc. (a)   5,300  286,200
Shire Pharmaceuticals Group PLC
 sponsored ADR (a)  83,050  1,993,200
  13,206,535
COMMERCIAL LABORATORY RESEARCH - 0.4%
Quintiles Transnational Corp. (a)   21,000  956,813
DRUGS - 42.6%
Allergan, Inc.   29,500  1,541,375
ALZA Corp. Class A  15,100  587,013
American Home Products Corp.   227,400  11,711,100
Bristol-Myers Squibb Co.   80,700  9,194,756
Dura Pharmaceuticals, Inc. (a)   1,300  33,475
Elan Corp. PLC ADR (a)  9,200  662,400
Forest Laboratories, Inc. (a)   34,000  1,275,000
Lilly (Eli) & Co.   293,700  19,751,325
Merck & Co., Inc.   139,000  17,140,438
Sankyo Co. Ltd.   82,000  1,838,107
Scherer R.P. Corp. (a)  4,200  381,938
Schering-Plough Corp.   108,500  10,497,375
SmithKline Beecham PLC ADR  9,000  515,250
Takeda Chemical Industries Ltd.   15,000  385,015
Warner-Lambert Co.   296,700  22,419,382
Watson Pharmaceuticals, Inc. (a)   8,200  370,025
  98,303,974
PHARMACEUTICAL PREPARATIONS - 2.4%
Andrx Corp. (a)  14,500  518,375
Immunex Corp. (a)  3,900  275,925
MacroChem Corp. (a)  105,200  736,400
Medicis Pharmaceutical Corp.
 Class A (a)  25,300  904,475
Rexall Sundown, Inc. (a)  43,000  1,298,063
Twinlab Corp. (a)  41,600  1,726,400
  5,459,638
TOTAL DRUGS & PHARMACEUTICALS   117,926,960

 SHARES VALUE (NOTE 1)
ELECTRICAL EQUIPMENT - 0.5%
ELECTRICAL MACHINERY - 0.5%
VWR Corp. (a)   42,000 $ 1,176,000
ELECTRONIC INSTRUMENTS - 0.7%
LAB ANALYTICAL INSTRUMENTS - 0.7%
Waters Corp. (a)   25,800  1,647,975
MEDICAL EQUIPMENT & SUPPLIES - 26.4%
DENTAL EQUIPMENT - 0.8%
Sybron International Corp. (a)   85,100  1,765,825
DRUG DISTRIBUTORS - WHOLESALE - 3.6%
AmeriSource Health Corp. Class A (a)  21,000  1,598,625
Bergen Brunswig Corp. Class A  24,800  1,314,400
Cardinal Health, Inc.   29,000  2,785,813
McKesson Corp.  26,900  2,168,813
Zonagen, Inc. (a)   16,200  330,075
  8,197,726
MEDICAL, DENTAL, HOSPITAL EQUIPMENT - WHOLESALE - 0.4%
PSS World Medical, Inc. (a)   63,000  978,469
MEDICAL SUPPLIES & APPLIANCES - 14.2%
Abbott Laboratories  219,900  9,139,594
Bard (C.R.), Inc.   100  4,050
Becton, Dickinson & Co.   38,900  3,214,113
Boston Scientific Corp.(a)  49,500  3,792,938
Johnson & Johnson  175,700  13,572,825
Sofamor/Danek Group, Inc. (a)  12,300  1,047,038
Steris Corp. (a)  31,200  1,903,200
  32,673,758
MEDICAL TECHNOLOGY - 4.1%
Ballard Medical Products  31,100  637,550
Medtronic, Inc.   134,500  8,330,594
St. Jude Medical, Inc. (a)  14,800  451,400
Stryker Corp.   3,000  130,313
  9,549,857
OPHTHALMIC GOODS - 2.2%
Bausch & Lomb, Inc.   51,900  2,653,388
Wesley Jessen Visioncare, Inc. (a)  99,700  2,430,188
  5,083,576
X-RAY ELECTRO-MEDICAL APPARATUS - 1.1%
Guidant Corp.   34,300  2,548,919
TOTAL MEDICAL EQUIPMENT & SUPPLIES   60,798,130
MEDICAL FACILITIES MANAGEMENT - 8.9%
HOSPITALS - 5.5%
Columbia/HCA Healthcare Corp.   92,500  2,636,250
HEALTHSOUTH Corp. (a)  111,100  2,791,388
Health Management Associates, Inc.
 Class A (a)  101,700  2,389,950
Tenet Healthcare Corp. (a)  104,900  3,140,444
Universal Health Services, Inc. Class B (a)  35,000  1,793,750
  12,751,782
HMO'S & OUTPATIENT CARE - 2.4%
Foundation Health Systems,
 Inc. Class A (a)  42,000  866,250
Humana, Inc. (a)   45,800  1,245,188
PacifiCare Health Systems, Inc. Class B (a)  16,600  1,191,050
United HealthCare Corp.   32,000  1,808,000
Wellpoint Health Networks, Inc. (a)  6,300  386,269
  5,496,757
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDICAL FACILITIES MANAGEMENT - CONTINUED
MEDICAL LABORATORIES - 0.1%
Cambridge Heart, Inc. (a)  16,700 $ 120,031
MEDICAL SERVICES - 0.8%
Carematrix Corp. (a)  42,000  1,120,875
Lincare Holdings, Inc. (a)  16,500  655,875
  1,776,750
SKILLED NURSING CARE FACILITIES - 0.1%
Beverly Enterprises, Inc. (a)  28,800  289,800
TOTAL MEDICAL FACILITIES MANAGEMENT   20,435,120
RETAIL & WHOLESALE, MISCELLANEOUS - 1.2%
MAIL ORDER - 0.7%
Henry Schein, Inc. (a)  33,700  1,621,813
MISCELLANEOUS NONDURABLE GOODS - WHOLESALE - 0.5%
AgriBioTech, Inc. (a)  58,100  1,045,800
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   2,667,613
SERVICES - 0.4%
BUSINESS SERVICES - 0.0%
Professional Detailing, Inc.   100  2,300
MANAGEMENT SERVICES - 0.3%
Medpartners, Inc. (a)  133,800  685,725
SOCIAL SERVICES - 0.1%
Assisted Living Concepts, Inc. (a)  20,500  279,313
TOTAL SERVICES   967,338
TOTAL COMMON STOCKS
 (Cost $193,333,911)   222,923,387
CASH EQUIVALENTS - 3.4%
Taxable Central Cash Fund (b)
 (Cost $7,848,195)  7,848,195  7,848,195
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $201,182,106)  $ 230,771,582
LEGEND
1. Non-income producing
2. At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $201,396,592. Net unrealized appreciation aggregated $29,374,990, of which $36,105,901 related to appreciated investment securities and $6,730,911 related to depreciated investment securities.
The fund hereby designates approximately $488,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 10%, 10%, 11%, 8%, and 9%, of Class A's, Class T,'s Class B's, Class C's and Institutional Class' dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
ADVISOR HEALTH CARE FUND
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                                                     JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                     $ 230,771,582
(COST $201,182,106) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                                                         138,979

RECEIVABLE FOR FUND SHARES SOLD                                                                            2,296,243

DIVIDENDS RECEIVABLE                                                                                          76,762

INTEREST RECEIVABLE                                                                                          133,597

PREPAID EXPENSES                                                                                               3,238

 TOTAL ASSETS                                                                                            233,420,401

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                           $ 594,937

PAYABLE FOR FUND SHARES REDEEMED                                                              281,673

ACCRUED MANAGEMENT FEE                                                                        108,974

DISTRIBUTION FEES PAYABLE                                                                     114,277

OTHER PAYABLES AND ACCRUED EXPENSES                                                           114,405

 TOTAL LIABILITIES                                                                                         1,214,266

NET ASSETS                                                                                             $ 232,206,135

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                        $ 196,834,702

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                           5,782,004

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                 29,589,429
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                             $ 232,206,135


CALCULATION OF MAXIMUM                               $16.70
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($20,902,441 (DIVIDED BY)
  1,251,954 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                    $17.72
 (100/94.25 OF $16.70)

 CLASS T:                                            $16.61
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($124,652,151 (DIVIDED BY)
  7,504,761 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                    $17.21
 (100/96.50 OF $16.61)

 CLASS B:                                            $16.47
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($57,073,781 (DIVIDED BY)
  3,465,491 SHARES) A

 CLASS C:                                            $16.49
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($19,153,838 (DIVIDED BY)
  1,161,257 SHARES) A

 INSTITUTIONAL CLASS:                                $16.73
 NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  ($10,423,924 (DIVIDED BY) 622,887 SHARES)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                                                YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                              $ 907,528
DIVIDENDS

INTEREST                                                                        564,289

 TOTAL INCOME                                                                   1,471,817

EXPENSES

MANAGEMENT FEE                                                    $ 727,332

TRANSFER AGENT FEES                                                320,641

DISTRIBUTION FEES                                                  687,556

ACCOUNTING FEES AND EXPENSES                                       79,943

NON-INTERESTED TRUSTEES' COMPENSATION                              398

CUSTODIAN FEES AND EXPENSES                                        9,766

REGISTRATION FEES                                                  115,886

AUDIT                                                              33,649

LEGAL                                                              2,333

REPORTS TO SHAREHOLDERS                                            38,069

MISCELLANEOUS                                                      1,003

 TOTAL EXPENSES BEFORE REDUCTIONS                                  2,016,576

 EXPENSE REDUCTIONS                                                (27,292)     1,989,284

NET INVESTMENT INCOME (LOSS)                                                    (517,467)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             10,449,791

 FOREIGN CURRENCY TRANSACTIONS                                     (30,701)     10,419,090

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             19,983,091

 ASSETS AND LIABILITIES IN                                         (47)         19,983,044
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                 30,402,134

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 29,884,667




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                   YEAR ENDED   SEPTEMBER 3, 1996
                                                                    JULY 31,     (COMMENCEMENT
                                                                    1998         OF OPERATIONS) TO
                                                                                 JULY 31,
                                                                                 1997
OPERATIONS                                                         $ (517,467)   $ (92,633)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                           10,419,090    1,318,664

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)               19,983,044    9,606,385

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    29,884,667    10,832,416

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS               (5,317,653)   -

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                        138,185,326   58,550,028

REDEMPTION FEES                                                     63,702        7,649

  TOTAL INCREASE (DECREASE) IN NET ASSETS                           162,816,042   69,390,093

NET ASSETS

 BEGINNING OF PERIOD                                                69,390,093    -


 END OF PERIOD   $ 232,206,135  $ 69,390,093


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS - CLASS A
                                                                                                  YEARS ENDED
                                                                                                    JULY 31,

SELECTED PER-SHARE DATA                                                                           1998      1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $ 14.10   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                     (.03)     (.02)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                            3.50      4.12

 TOTAL FROM INVESTMENT OPERATIONS                                                                   3.47      4.10

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                                             (.88)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                            .01       -

NET ASSET VALUE, END OF PERIOD                                                                     $ 16.70   $ 14.10

TOTAL RETURN B, C                                                                                    26.47%    41.00%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                            $ 20,902  $ 5,488

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                              1.38%     1.75% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                     1.36% G   1.74% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                          (.18)%    (.18)% A

PORTFOLIO TURNOVER                                                                                   85%       67% A

AVERAGE COMMISSION RATE H                                                                          $ .0464   $ .0383

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
  AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
  CLASS A SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.






FINANCIAL HIGHLIGHTS - CLASS T
                                                                                                 YEARS ENDED
                                                                                                   JULY 31,

SELECTED PER-SHARE DATA                                                                          1998       1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $ 14.05    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                    (.05)      (.04)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                           3.47       4.09

 TOTAL FROM INVESTMENT OPERATIONS                                                                  3.42       4.05

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                                            (.87)      -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                           .01        -

NET ASSET VALUE, END OF PERIOD                                                                    $ 16.61    $ 14.05

TOTAL RETURN B, C                                                                                   26.17%     40.50%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                           $ 124,652  $ 50,868

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                             1.54%      1.97% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                    1.52% F    1.96% A, F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                         (.31)%     (.39)% A

PORTFOLIO TURNOVER                                                                                  85%        67% A

AVERAGE COMMISSION RATE G                                                                         $ .0464    $ .0383

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
  AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
  CLASS T SHARES) TO JULY 31, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
  SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.






FINANCIAL HIGHLIGHTS - CLASS B
                                                                                                YEARS ENDED
                                                                                                 JULY 31,

SELECTED PER-SHARE DATA                                                                         1998      1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $ 14.01   $ 11.88

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                   (.14)     (.05)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                          3.45      2.18

 TOTAL FROM INVESTMENT OPERATIONS                                                                 3.31      2.13

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                                           (.86)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                          .01       -

NET ASSET VALUE, END OF PERIOD                                                                   $ 16.47   $ 14.01

TOTAL RETURN B, C                                                                                  25.40%    17.93%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                          $ 57,074  $ 6,159

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                            2.13%     2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                   2.12% G   2.49% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                        (.95)%    (.99)% A

PORTFOLIO TURNOVER                                                                                 85%       67% A

AVERAGE COMMISSION RATE H                                                                        $ .0464   $ .0383

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED
  SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
  THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF
  CLASS B SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.






FINANCIAL HIGHLIGHTS - CLASS C
                                                                                                  YEAR ENDED
                                                                                                  JULY 31,

SELECTED PER-SHARE DATA                                                                           1998 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $ 13.85

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                     (.12)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                            3.39

 TOTAL FROM INVESTMENT OPERATIONS                                                                   3.27

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                                             (.63)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                             .00

NET ASSET VALUE, END OF PERIOD                                                                     $ 16.49

TOTAL RETURN B, C                                                                                    24.84%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                            $ 19,154

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                              2.18% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                     2.17% A, F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                          (1.06)% A

PORTFOLIO TURNOVER                                                                                   85%

AVERAGE COMMISSION RATE G                                                                           $ .0464

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED
  SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF
  CLASS C SHARES) TO JULY 31, 1998.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.






FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                                                 YEARS ENDED
                                                                                                   JULY 31,

SELECTED PER-SHARE DATA                                                                        1998      1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                           $ 14.12   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                                                         .03       .01

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                         3.47      4.11

 TOTAL FROM INVESTMENT OPERATIONS                                                                3.50      4.12

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                                          (.90)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                         .01       -

NET ASSET VALUE, END OF PERIOD                                                                  $ 16.73   $ 14.12

TOTAL RETURN B, C                                                                                 26.70%    41.20%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                          $ 10,424  $ 6,875

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                            1.07%     1.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                   1.04% G   1.49% A, G

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                               .17%      .08% A

PORTFOLIO TURNOVER                                                                                 85%       67% A

AVERAGE COMMISSION RATE H                                                                        $ .0464   $ .0383

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE
  OF INSTITUTIONAL CLASS SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Health Care Fund(the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $225,729,121 and $99,506,666, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 26,047   $ 36

CLASS T    394,779    980

CLASS B    219,552    164,680

CLASS C    47,178     47,178

          $ 687,556  $ 212,874

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 9,013

CLASS T               $ 13,575

CLASS B               $ 6,849

CLASS C               $ 6,551

INSTITUTIONAL CLASS   $ 270

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 193,119  $ 86,859

CLASS T    403,740    153,952

CLASS B    31,102     31,102

CLASS C    3,519      3,519

          $ 631,480  $ 275,432

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF
                                  AVERAGE
                                  NET ASSETS

CLASS A                $ 30,483   .29

CLASS T                 198,465   .25

CLASS B                 66,037    .30

CLASS C                 12,414     .26 *

INSTITUTIONAL CLASS     13,242    .19

                       $ 320,641

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $27,427 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $25,841 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $330 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
          TRANSFER
          AGENT
          CREDITS

CLASS T   $ 1,121

6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                        YEARS ENDED JULY 31,

                        1998 A                1997





FROM NET REALIZED GAIN

CLASS A                 $ 420,044             $ -

CLASS T                  3,806,901             -

CLASS B                  709,849               -

CLASS C                  21,184                -

INSTITUTIONAL CLASS      359,675               -

TOTAL                   $ 5,317,653           $ -



A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                    DOLLARS

                                YEAR ENDED    YEAR ENDED  YEAR ENDED     YEAR ENDED
                                JULY 31,      JULY 31,    JULY 31,       JULY 31,

                                1998 A        1997 B, C   1998 A         1997 B, C



CLASS A                          953,100       450,370    $ 14,712,053   $ 5,183,538
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    29,113        -           382,670        -

SHARES REDEEMED                  (119,595)     (61,034)    (1,797,313)    (732,928)

NET INCREASE (DECREASE)          862,618       389,336    $ 13,297,410   $ 4,450,610

CLASS T                          5,008,211     3,936,387  $ 75,539,497   $ 46,440,633
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    273,667       -           3,586,347      -

SHARES REDEEMED                  (1,398,051)   (315,453)   (21,017,135)   (3,850,782)

NET INCREASE (DECREASE)          3,883,827     3,620,934  $ 58,108,709   $ 42,589,851

CLASS B                          3,319,731     445,818    $ 50,883,606   $ 5,752,611
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    49,154        -           640,560        -

SHARES REDEEMED                  (343,006)     (6,206)     (5,148,858)    (76,107)

NET INCREASE (DECREASE)          3,025,879     439,612    $ 46,375,308   $ 5,676,504

CLASS C                          1,191,803     -          $ 18,640,101   $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    1,455         -           18,904         -

SHARES REDEEMED                  (32,001)      -           (510,296)      -

NET INCREASE (DECREASE)          1,161,257     -          $ 18,148,709   $ -

INSTITUTIONAL CLASS              342,040       546,050    $ 5,185,579    $ 6,606,358
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    27,158        -           357,509        -

SHARES REDEEMED                  (233,192)     (59,169)    (3,287,898)    (773,295)

NET INCREASE (DECREASE)          136,006       486,881    $ 2,255,190    $ 5,833,063


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B SHARE TRANSACTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 13,346

CLASS T                46,918

CLASS B                31,737

CLASS C                13,867

INSTITUTIONAL CLASS    10,018

                      $ 115,886

ADVISOR NATURAL RESOURCES FUND - INSTITUTIONAL CLASS
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                 PAST 1   PAST 5   PAST 10
JULY 31, 1998                 YEAR     YEARS    YEARS

FIDELITY ADV NATURAL -        -14.29%  65.26%   238.14%
INST CL

S&P 500                       19.29%   180.53%  445.15%

GS NATURAL RESOURCES          -14.16%  N/A      N/A

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Institutional Class' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                 PAST 1   PAST 5  PAST 10
JULY 31, 1998                 YEAR     YEARS   YEARS

FIDELITY ADV NATURAL -        -14.29%  10.57%  12.96%
INST CL

S&P 500                       19.29%   22.91%  18.48%

GS NATURAL RESOURCES          -14.16%  N/A     N/A

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
(CHECKMARK)
$10,000 OVER 10 YEARS
             FA NATURAL RESOURCES-CL I   S&P 500
             00686                       SP001
  1988/07/31      10000.00                    10000.00
  1988/08/31       9732.53                     9660.00
  1988/09/30       9689.39                    10071.52
  1988/10/31       9896.46                    10351.50
  1988/11/30       9672.13                    10203.48
  1988/12/31       9997.33                    10382.04
  1989/01/31      10805.39                    11142.00
  1989/02/28      10645.66                    10864.57
  1989/03/31      10852.37                    11117.71
  1989/04/30      11190.62                    11694.72
  1989/05/31      11453.71                    12168.36
  1989/06/30      11416.13                    12099.00
  1989/07/31      12242.97                    13191.54
  1989/08/31      12609.42                    13450.09
  1989/09/30      12271.16                    13394.95
  1989/10/31      11838.95                    13084.18
  1989/11/30      12365.12                    13351.10
  1989/12/31      13310.24                    13671.53
  1990/01/31      12470.67                    12754.17
  1990/02/28      13054.27                    12918.70
  1990/03/31      13300.00                    13261.04
  1990/04/30      12603.77                    12929.52
  1990/05/31      13883.60                    14190.14
  1990/06/30      13709.55                    14093.65
  1990/07/31      14385.30                    14048.55
  1990/08/31      14006.47                    12778.56
  1990/09/30      13566.21                    12156.25
  1990/10/31      12593.53                    12103.97
  1990/11/30      12798.31                    12885.89
  1990/12/31      12607.19                    13245.41
  1991/01/31      13023.17                    13822.91
  1991/02/28      14900.38                    14811.25
  1991/03/31      14548.40                    15169.68
  1991/04/30      14623.06                    15206.08
  1991/05/31      15327.02                    15862.99
  1991/06/30      14441.74                    15136.46
  1991/07/31      14921.71                    15841.82
  1991/08/31      15305.69                    16217.27
  1991/09/30      14708.39                    15946.44
  1991/10/31      15049.70                    16160.13
  1991/11/30      13833.78                    15508.87
  1991/12/31      14431.30                    17283.09
  1992/01/31      15327.51                    16961.62
  1992/02/29      15672.21                    17182.12
  1992/03/31      15281.55                    16847.07
  1992/04/30      15844.56                    17342.38
  1992/05/31      16269.68                    17427.35
  1992/06/30      15741.15                    17167.69
  1992/07/31      16373.09                    17869.85
  1992/08/31      16131.80                    17503.51
  1992/09/30      16292.66                    17710.06
  1992/10/31      15947.96                    17772.04
  1992/11/30      16154.78                    18378.07
  1992/12/31      16355.69                    18604.12
  1993/01/31      16879.99                    18760.39
  1993/02/28      17353.14                    19015.53
  1993/03/31      18504.05                    19416.76
  1993/04/30      19501.50                    18946.88
  1993/05/31      20460.59                    19454.65
  1993/06/30      20741.93                    19511.07
  1993/07/31      20460.59                    19433.03
  1993/08/31      21637.08                    20169.54
  1993/09/30      21521.99                    20014.23
  1993/10/31      22493.86                    20428.53
  1993/11/30      21649.86                    20234.46
  1993/12/31      22560.86                    20479.29
  1994/01/31      23932.62                    21175.59
  1994/02/28      23186.81                    20601.73
  1994/03/31      21761.77                    19703.49
  1994/04/30      22121.36                    19955.70
  1994/05/31      22414.36                    20282.97
  1994/06/30      22014.82                    19786.04
  1994/07/31      22760.63                    20435.02
  1994/08/31      23866.03                    21272.86
  1994/09/30      23746.17                    20751.67
  1994/10/31      23386.58                    21218.59
  1994/11/30      21855.00                    20445.80
  1994/12/31      22046.63                    20749.02
  1995/01/31      21613.55                    21287.04
  1995/02/28      22249.64                    22116.59
  1995/03/31      23494.75                    22769.25
  1995/04/30      24455.66                    23439.81
  1995/05/31      24794.00                    24376.70
  1995/06/30      25497.76                    24942.97
  1995/07/31      26580.47                    25770.08
  1995/08/31      27000.02                    25834.76
  1995/09/30      27203.03                    26924.99
  1995/10/31      26079.72                    26828.87
  1995/11/30      27406.03                    28006.65
  1995/12/31      28408.97                    28546.06
  1996/01/31      29487.08                    29517.77
  1996/02/29      30215.16                    29791.40
  1996/03/31      31139.25                    30078.29
  1996/04/30      32959.44                    30521.64
  1996/05/31      33561.51                    31308.80
  1996/06/30      33351.48                    31428.08
  1996/07/31      31531.29                    30039.59
  1996/08/31      32959.44                    30673.13
  1996/09/30      34387.59                    32399.41
  1996/10/31      35241.68                    33292.98
  1996/11/30      37047.87                    35809.60
  1996/12/31      37137.43                    35100.21
  1997/01/31      37734.74                    37293.27
  1997/02/28      35270.85                    37585.65
  1997/03/31      34359.96                    36041.26
  1997/04/30      34225.57                    38192.92
  1997/05/31      37346.49                    40518.11
  1997/06/30      37241.96                    42333.32
  1997/07/31      39451.99                    45701.78
  1997/08/31      39705.84                    43141.57
  1997/09/30      42579.70                    45504.43
  1997/10/31      39982.97                    43984.58
  1997/11/30      36637.18                    46020.63
  1997/12/31      36974.14                    46810.80
  1998/01/31      35985.34                    47328.53
  1998/02/28      37274.32                    50741.86
  1998/03/31      38916.43                    53340.35
  1998/04/30      40417.29                    53876.96
  1998/05/31      38351.40                    52950.81
  1998/06/30      36762.26                    55101.68
  1998/07/31      33813.51                    54514.84
IMATRL PRASUN   SHR__CHT 19980731 19980807 124755 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Institutional Class on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment would have grown to $33,814 - a 238.14% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $54,515 - a 445.15% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore can not be used for this comparison.)
ADVISOR NATURAL RESOURCES FUND
FUND TALK: THE MANAGER'S OVERVIEW


(PHOTOGRAPH OF LARRY RAKERS)

An interview with Larry Rakers, Portfolio Manager of Fidelity Advisor Natural Resources Fund
Q. HOW DID THE FUND PERFORM, LARRY?
A. For the 12 months that ended July 31, 1998, the fund's Institutional Class shares returned -14.29%. During the same period the Standard & Poor's 500 Index returned 19.29%. Beginning this period, the fund also compares itself to the Goldman Sachs Natural Resources Index - an index of stocks designed to measure the performance of companies in the natural resources sector - which returned -14.16% over the same 12-month period.
Q. WHAT FACTORS HURT THE FUND'S PERFORMANCE DURING THE PERIOD?
A. The financial crisis in Asia has been the primary cause for declining commodity prices. Most natural resources commodities - with the exception of palladium, platinum and silver - are down about 20% to 30% over the past year. Natural resources stock prices move in close tandem with commodity prices, so it has been a difficult environment for the sector and for the fund. Historically, Asia represented about 40% of the annual increase in demand for most commodities. Since demand for a typical commodity grows only 2% to 2
 % each year, difficulties in Asia have resulted in a decline in annual demand growth, causing a severe decline in commodity prices. In addition, investor sentiment has been negative toward this sector, causing further downward pressure on stock prices.
Q. WERE THERE ANY OTHER FACTORS THAT CAUSED THE STEEP DECLINE IN COMMODITY AND OIL PRICES?
A. With regard to oil, OPEC raised oil production quotas in November, just as Asia was starting to fall apart, leading to over-supply and further pressure on prices. We also had one of the warmest weather patterns in recent history in the U.S., Europe and Asia, causing lower demand for oil. Reduced demand, combined with increased supply, resulted in the price of a barrel of oil losing about 40% of its value during the period.
Q. IN LIGHT OF THE NEGATIVE ENVIRONMENT, WERE THERE ANY SPECIFIC STRATEGIES YOU UTILIZED TO MINIMIZE RISKS TO THE FUND?
A. I have increased the fund's holdings in energy stocks because there is a possibility that OPEC will cut production, causing a rise in oil prices and an appreciation in the price of energy stocks. I also have focused on integrated oil companies such as Exxon, USX-Marathon, and Total SA. These companies' balance sheets looked good, and they are diversified organizations that produce oil and gas, and have refining and chemical operations. As a result, they tend to have more stable earnings growth and offer higher dividend yields than some of the non-integrated energy companies. More recently, I have put about 15% of the portfolio into energy service companies and drillers such as Schlumberger. I believe energy services companies can outperform other natural resources stocks if oil prices rebound.
Q. WERE THERE ANY STOCKS OR STRATEGIES THAT HELPED THE FUND'S PERFORMANCE? WHAT WERE THE DISAPPOINTMENTS?
A. There were a couple of factors that helped the fund's performance. First, the fund was overweighted in European integrated oil companies such as Elf Aquitaine, Total SA and British Petroleum relative to U.S. integrated oil companies. I believed their valuations were more reasonable than their U.S. counterparts, and they were growing their earnings and oil production faster in markets that were growing faster than the U.S. integrated oil companies. On the negative side, while the fund had limited exposure to gold, just about every gold stock in the fund has performed poorly. The supply and demand picture for gold indicates that we consume more than we mine, which should be good for gold prices. However, it is difficult to predict the direction of gold prices. The central banks of governments around the world hold huge reserves of gold, and many have been selling recently, putting downward pressure on prices.
Q. WHAT'S YOUR OUTLOOK FOR THE NATURAL RESOURCES SECTOR?
A. The continued decline in commodity prices seems to be telling us that Asia isn't getting better any time soon. Of course, no one really knows how long it will take for Asia to rebound, so I will continue to focus on individual stock selection and picking companies that I think have the best business prospects and earnings outlooks. I believe the natural resources sector is setting itself up for a great rally; the only problem is that it is impossible to say exactly when it is going to happen. Commodity prices have been beaten down for an extended period and producers have responded by not adding to supply. We can have a strong rally when demand picks up, because commodity prices would spike upward quickly during the lag time before supply increases. In addition, when Asia gets its financial troubles worked out - and assuming the U.S. and Europe continue to do well - we may see signs of inflation. This sector traditionally has been a great tool for hedging against a period of inflation.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL:
START DATE:
SIZE:
MANAGER:
(checkmark)
ADVISOR NATURAL RESOURCES FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                                % OF FUND'S
                                INVESTMENTS

TOTAL SA SPONSORED ADR          6.5

USX-MARATHON GROUP              6.4

ELF AQUITAINE SA SPONSORED ADR  5.5

EXXON CORP.                     5.3

MOBIL CORP.                     4.8

TEXACO, INC.                    4.7

CHEVRON CORP.                   3.9

TOSCO CORP.                     3.5

BRITISH PETROLEUM CO. PLC ADR   2.8

PHILLIPS PETROLEUM CO.          2.7

TOP INDUSTRIES AS OF JULY 31, 1998
OIL & GAS EXPLORATION 31.4%
CRUDE PETROLEUM & GAS 23.8%
PETROLEUM REFINERS 12.9%
OIL & GAS SERVICES 9.2%
GOLD ORES 4.0%
ALL OTHERS 18.7%
ROW: 1, COL: 1, VALUE: 31.4
ROW: 1, COL: 2, VALUE: 23.8
ROW: 1, COL: 3, VALUE: 12.9
ROW: 1, COL: 4, VALUE: 9.199999999999999
ROW: 1, COL: 5, VALUE: 4.0
ROW: 1, COL: 6, VALUE: 18.7
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR NATURAL RESOURCES FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 96.4%
 SHARES VALUE (NOTE 1)
CHEMICALS & PLASTICS - 1.6%
CHEMICALS - 1.6%
E. I. du Pont de Nemours and Co.   50,000 $ 3,100,000
MacDermid, Inc.   25,000  870,313
Quaker State Corp.   30,000  461,250
Sasol, Ltd.   344,100  2,148,869
  6,580,432
ENERGY SERVICES - 11.1%
DRILLING - 1.9%
Atwood Oceanics, Inc. (a)  32,500  995,313
Helmerich & Payne, Inc.   55,000  1,127,500
Nabors Industries, Inc. (a)  40,000  682,500
Noble Drilling Corp. (a)  44,900  847,488
Transocean Offshore, Inc.   99,610  3,928,369
  7,581,170
OIL & GAS SERVICES - 9.2%
BJ Services Co. (a)  115,000  2,422,188
Coflexip sponsored ADR  67,000  3,316,500
Dresser Industries, Inc.   240,000  8,475,000
McDermott International, Inc.   60,800  1,577,000
Schlumberger Ltd.   135,200  8,188,050
Smith International, Inc. (a)  65,000  1,698,125
Varco International, Inc. (a)  210,000  3,333,750
Western Atlas, Inc.   119,500  7,819,781
  36,830,394
TOTAL ENERGY SERVICES   44,411,564
ENGINEERING - 0.2%
ARCHITECTS & ENGINEERS - 0.2%
Stolt Comex Seaway SA Class A
 sponsored ADR (a)  25,350  339,056
Stolt Comex Seaway SA  45,700  662,650
  1,001,706
GAS - 0.2%
GAS DISTRIBUTION - 0.2%
MCN Energy Group, Inc.   28,500  707,156
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
INDUSTRIAL MACHINERY - WHOLESALE - 0.0%
CE Franklin Ltd. (a)  40,000  178,589
METALS & MINING - 2.2%
METAL MINING - 0.2%
Breakwater Resources Ltd. (a)  825,300  851,584
Columbia Metals Ltd. (a)  1,479,900  146,830
  998,414
METAL MINING SERVICES - 0.0%
Minefinders Corp. Ltd. (c)  150,000  133,942
MISCELLANEOUS NONMETAL MINERALS - 0.1%
Camphor Ventures, Inc. (a)  585,900  325,532
MISCELLANEOUS METAL ORES, NEC - 0.2%
Anglo American Platinum Corp. Ltd.   50,000  681,633
PRIME NONFERROUS SMELTING - 1.7%
Aluminum Co. of America  94,000  6,515,375
TOTAL METALS & MINING   8,654,896
OIL & GAS - 71.1%
CRUDE PETROLEUM & GAS - 23.8%
Anadarko Petroleum Corp.   100,000  3,431,250
Burlington Resources, Inc.   41,365  1,499,481

 SHARES VALUE (NOTE 1)
EEX Corp. (a)  155,000 $ 1,085,000
Eni Spa sponsored ADR  55,300  3,573,763
Elf Aquitaine SA sponsored ADR  340,400  22,083,450
Enron Oil & Gas Co.   35,000  555,625
HS Resources, Inc. (a)  35,000  387,188
Louis Dreyfus Natural Gas Corp. (a)  55,000  742,500
Magnum Hunter Resources, Inc. (a)  180,000  888,750
Occidental Petroleum Corp.   239,800  5,335,550
Oryx Energy Co. (a)  150,000  2,765,625
Paramount Resources Ltd. (c)  167,300  1,549,228
Penn West Petroleum Ltd. (a)  33,000  371,069
Petrobras PN (Pfd. Reg.)  45,480,000  9,972,400
Plains Resources, Inc. (a)  199,600  3,567,850
Probe Exploration, Inc. (a)  50,000  133,942
Rio Alto Exploration Ltd. (a)  155,000  1,563,482
Suncor, Inc.   82,000  2,768,859
Talisman Energy, Inc. (a)  20,000  506,003
Total SA sponsored ADR  453,000  25,905,938
Ulster Petroleums Ltd. (a)  90,000  625,062
Vastar Resources, Inc.   50,000  2,137,500
Vintage Petroleum, Inc.   15,000  214,688
YPF Sociedad Anonima
 sponsored ADR:
 representing Class D shares  90,000  2,632,500
 Class D  30,000  879,431
  95,176,134
OIL & GAS EXPLORATION - 31.4%
Amerada Hess Corp.   175,000  8,870,313
Berkley Petroleum Corp. (a)  81,900  677,151
Chevron Corp.   190,000  15,698,750
Companie Generale de Geophsique
 SA (a)  65,000  1,625,000
Exxon Corp.   300,000  21,037,500
Kerr-McGee Corp.   16,000  821,000
Mobil Corp.   277,300  19,341,675
Petro-Canada  195,000  2,792,440
Phillips Petroleum Co.   242,200  10,702,213
Texaco, Inc.   310,000  18,851,875
USX-Marathon Group   750,000  25,593,750
  126,011,667
OIL FIELD EQUIPMENT - 3.0%
Camco International, Inc.   55,000  3,905,000
Cooper Cameron Corp. (a)  87,600  3,071,475
EVI Weatherford, Inc. (a)  190,000  4,892,500
  11,868,975
PETROLEUM REFINERS - 12.9%
British Petroleum Co. PLC ADR  141,850  11,383,463
Coastal Corp. (The)  102,800  3,366,700
Frontier Oil Corp. (a)  992,400  7,380,975
Imperial Oil Ltd.   160,000  2,645,765
Royal Dutch Petroleum Co.   81,000  4,131,000
Shell Canada Ltd. Class A  47,500  820,022
Shell Transport & Trading Co. PLC
 ADR   46,100  1,789,256
Sun Co., Inc.   10,000  374,375
Tesoro Petroleum Corp. (a)  129,300  2,060,719
Tosco Corp.   500,000  14,000,000
Ultramar Diamond Shamrock Corp.   64,800  1,696,950
Valero Energy Corp.   81,800  1,958,088
  51,607,313
TOTAL OIL & GAS   284,664,089
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PACKAGING & CONTAINERS - 1.0%
GLASS CONTAINERS - 1.0%
Owens-Illinois, Inc. (a)  95,400 $ 4,209,525
PRECIOUS METALS - 6.4%
GOLD & SILVER ORES - 2.3%
Getchell Gold Corp. (a)  564,500  7,620,750
Industrias Penoles SA  400,000  1,300,448
Mentor Exploration & Development
 Co. Ltd.   64,800  128,584
  9,049,782
GOLD ORES - 4.0%
De Beers Consolidated Mines Ltd. ADR  75,000  1,226,953
Euro-Nevada Mining Ltd.   327,000  4,012,204
First Dynasty Mines Ltd. (a)  426,700  62,092
Golden Knight Resources, Inc. (a)  25,000  12,402
Greenstone Resources Ltd. (a)  991,700  2,427,020
Greenstone Resources Ltd.
 warrants 2/28/02 (a)  50,700  46,949
Greenstone Resources Ltd. (c)  148,300  362,939
Indochina Goldfields Ltd. (a)  133,800  106,201
Kalahari Goldridge Mining Co. Ltd. (a)  1,000,000  316,735
Meridian Gold, Inc. (a)  793,400  2,991,289
Mountain Province Mining, Inc. (a)  135,000  245,560
Stillwater Mining Co. (a)  125,000  3,421,867
William Resources, Inc. (a)  6,510,000  602,838
William Resources, Inc. (c)  686,000  63,525
William Resources, Inc. warrants
 12/31/02 (a)(c)  1,029,000  7
TVI Pacific, Inc. (a)  459,200  16,705
TVI Pacific, Inc. (c)  1,860,000  67,665
  15,982,951
SILVER ORES - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  38,500  437,938
TOTAL PRECIOUS METALS   25,470,671
SHIP BUILDING & REPAIR - 0.4%
SHIP BUILDERS - 0.4%
Halter Marine Group, Inc. (a)  100,000  1,587,500
TRUCKING & FREIGHT - 2.2%
AIR COURIER SERVICES - 1.8%
CNF Transportation, Inc.   164,000  7,093,000
FREIGHT FORWARDING - 0.4%
Expeditors International of
 Washington, Inc.   40,000  1,595,000
TOTAL TRUCKING & FREIGHT   8,688,000
TOTAL COMMON STOCKS
 (Cost $440,437,053)   386,154,128
CASH EQUIVALENTS - 3.6%
Taxable Central Cash Fund (b)
 (Cost $14,396,596)  14,396,596  14,396,596
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $454,833,649)  $ 400,550,724
LEGEND
1.Non-income producing
2.At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. 3.Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,177,306 or 0.5% of net assets.
OTHER INFORMATION
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   67.6%
France   13.2
Canada   6.8
United Kingdom   3.3
Brazil   2.5
Netherlands Antilles   2.0
South Africa   1.1
Netherlands   1.0
Others (individually less than 1%)   2.5
TOTAL  100.0%
INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $456,193,756. Net unrealized depreciation aggregated $55,643,032 of which $18,087,786 related to appreciated investment securities and $73,730,818 related to depreciated investment securities.
The fund hereby designates approximately $68,594,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 12%, 11%, 12%, 27% and 9% of Class A's, Class T's, Class B's, Class C's and Institutional Class' dividend distributions during the fiscal year qualifies for the dividend-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of applicable percentages for use in preparing 1998 income tax returns.
ADVISOR NATURAL RESOURCES FUND
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                                                 JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                    $ 400,550,724
(COST $454,833,649) -
SEE ACCOMPANYING SCHEDULE

FOREIGN CURRENCY HELD AT VALUE                                                                              396,065
(COST $405,952)

RECEIVABLE FOR INVESTMENTS SOLD                                                                           3,696,838

RECEIVABLE FOR FUND SHARES SOLD                                                                             272,195

DIVIDENDS RECEIVABLE                                                                                      1,014,746

INTEREST RECEIVABLE                                                                                          83,017

OTHER RECEIVABLES                                                                                            21,003

PREPAID EXPENSES                                                                                              3,531

 TOTAL ASSETS                                                                                           406,038,119

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                          $ 3,362,255

PAYABLE FOR FUND SHARES REDEEMED                                                             2,009,133

ACCRUED MANAGEMENT FEE                                                                         215,043

DISTRIBUTION FEES PAYABLE                                                                      199,851

OTHER PAYABLES AND ACCRUED EXPENSES                                                            185,373

 TOTAL LIABILITIES                                                                                        5,971,655

NET ASSETS                                                                                            $ 400,066,464

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                       $ 433,976,081

UNDISTRIBUTED NET INVESTMENT INCOME                                                                         259,207

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                         20,092,932

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                               (54,261,756)
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                            $ 400,066,464


CALCULATION OF MAXIMUM                                 $18.94
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($6,474,198 (DIVIDED BY)
  341,764 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                      $20.10
 (100/94.25 OF $18.94)

 CLASS T:                                              $19.11
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($342,346,685 (DIVIDED BY)
  17,911,164 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                      $19.80
 (100/96.50 OF $19.11)

 CLASS B:                                              $18.81
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($44,351,235 (DIVIDED BY)
  2,358,074 SHARES) A

 CLASS C:                                              $18.96
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($2,972,053 (DIVIDED BY)
  156,714 SHARES) A

 INSTITUTIONAL CLASS:                                  $19.15
 NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  ($3,922,293 (DIVIDED BY) 204,836 SHARES)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.


STATEMENT OF OPERATIONS
                                                                     YEAR ENDED JULY 31, 1998
INVESTMENT INCOME                                                                 $ 7,051,972
DIVIDENDS

INTEREST                                                                           1,481,596

 TOTAL INCOME                                                                      8,533,568

EXPENSES

MANAGEMENT FEE                                                    $ 3,365,961

TRANSFER AGENT FEES                                                1,385,449

DISTRIBUTION FEES                                                  3,072,443

ACCOUNTING FEES AND EXPENSES                                       396,771

NON-INTERESTED TRUSTEES' COMPENSATION                              2,910

CUSTODIAN FEES AND EXPENSES                                        89,430

REGISTRATION FEES                                                  59,186

AUDIT                                                              48,696

 TOTAL EXPENSES BEFORE REDUCTIONS                                  8,420,846

 EXPENSE REDUCTIONS                                                (224,560)       8,196,286

NET INVESTMENT INCOME                                                              337,282

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             54,122,882

 FOREIGN CURRENCY TRANSACTIONS                                     (126,929)       53,995,953

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             (134,866,393)

 ASSETS AND LIABILITIES IN                                         25,527          (134,840,866)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                    (80,844,913)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (80,507,631)






STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                       YEAR ENDED      NINE MONTHS ENDED
                                                                                        JULY 31,        JULY 31,
                                                                                        1998            1997
OPERATIONS                                                                              $ 337,282       $ (812,585)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                                 53,995,953      83,721,448

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                    (134,840,866)   (11,245,423)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         (80,507,631)     71,663,440

DISTRIBUTIONS TO SHAREHOLDERS                                                            (30,726)        (376,703)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                                                      -               (156,340)

 FROM NET REALIZED GAIN                                                                  (102,298,827)   (41,625,679)

 TOTAL DISTRIBUTIONS                                                                     (102,329,553)   (42,158,722)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                                             (110,795,873)    13,485,202

REDEMPTION FEES                                                                           157,401         60,962

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (293,475,656)    43,050,882

NET ASSETS

 BEGINNING OF PERIOD                                                                      693,542,120     650,491,238

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION
 OF NET INVESTMENT INCOME OF $259,207 AND $(1,677),                                     $ 400,066,464   $ 693,542,120
 RESPECTIVELY)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS - CLASS A
                                                                   YEAR ENDED  NINE MONTHS  YEAR ENDED
                                                                   JULY 31,    ENDED        OCTOBER 31,
                                                                               JULY 31,

SELECTED PER-SHARE DATA                                            1998        1997         1996 E
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 26.16     $ 25.11      $ 23.65

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     .06        (.05)        .00

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            (3.33)     2.81         1.46

 TOTAL FROM INVESTMENT OPERATIONS                                   (3.27)     2.76         1.46

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         -          (.10)        -

 IN EXCESS OF NET INVESTMENT INCOME                                 -          (.04)        -

 FROM NET REALIZED GAIN                                             (3.96)     (1.57)       -

 TOTAL DISTRIBUTIONS                                                (3.96)     (1.71)       -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01        -            -

NET ASSET VALUE, END OF PERIOD                                     $ 18.94    $ 26.16      $ 25.11

TOTAL RETURN B, C                                                   (14.61)%   11.45%       6.17%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 6,474    $ 6,372      $ 1,609

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.34%      1.71% A, F   1.66% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.30% G    1.68% A, G   1.58% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         .28%       (.28)% A     (.01)% A

PORTFOLIO TURNOVER                                                  97%        116% A       137%

AVERAGE COMMISSION RATE H                                          $ .0185    $ .0286      $ .0337





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
  AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
  CLASS A SHARES) TO OCTOBER 31, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
  SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
  AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING
  ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
  PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.







FINANCIAL HIGHLIGHTS - CLASS T
                                                       YEAR ENDED   NINE MONTHS           YEARS ENDED OCTOBER 31,
                                                       JULY 31,     ENDED
                                                                      JULY 31,

SELECTED PER-SHARE DATA                                1998         1997         1996       1995       1994       1993
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 26.34      $ 25.12      $ 19.25    $ 17.56    $ 17.59    $ 13.88

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)                            .02 D        (.02) D      .00 D      (.05) D    (.11) D    .22

 NET REALIZED AND UNREALIZED GAIN (LOSS)                 (3.34)       2.83         6.56       2.00       .76        4.91

 TOTAL FROM INVESTMENT OPERATIONS                        (3.32)       2.81         6.56       1.95       .65        5.13

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                              -            (.01)        -          -          -          -

 IN EXCESS OF NET INVESTMENT INCOME                      -            (.01)        -          -          -          -

 FROM NET REALIZED GAIN                                  (3.92)       (1.57)       (.69)      (.26)      (.68)      (1.42)

 TOTAL DISTRIBUTIONS                                     (3.92)       (1.59)       (.69)      (.26)      (.68)      (1.42)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                  .01         -            -          -          -          -

NET ASSET VALUE, END OF PERIOD                         $ 19.11      $ 26.34      $ 25.12    $ 19.25    $ 17.56    $ 17.59

TOTAL RETURN B, C                                        (14.69)%     11.62%       35.01%     11.40%     3.97%      41.05%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                $ 342,347    $ 618,083    $ 602,915  $ 272,979  $ 199,361  $ 40,309

RATIO OF EXPENSES TO AVERAGE NET ASSETS                  1.43%        1.47% A      1.59%      1.86% E    2.10%      2.63%

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS                                 1.39% F      1.44% A, F   1.56% F    1.84% F    2.07% F    2.62% F

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS                                    .10%         (.12)% A     .00%       (.30)%     (.67)%     (1.18)%

PORTFOLIO TURNOVER                                       97%          116% A       137%       161%       125%       208%

AVERAGE COMMISSION RATE G                               $ .0185     $ .0286      $ .0337





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
  AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
  A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.





FINANCIAL HIGHLIGHTS - CLASS B
                                                                   YEAR ENDED  NINE MONTHS   YEARS ENDED OCTOBER 31,
                                                                   JULY 31,    ENDED
                                                                               JULY 31,

SELECTED PER-SHARE DATA                                            1998       1997         1996      1995 E
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 25.99    $ 24.88      $ 19.23   $ 18.87

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.09)      (.12)        (.15)     (.03)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            (3.29)     2.80         6.49      .39

 TOTAL FROM INVESTMENT OPERATIONS                                   (3.38)     2.68         6.34      .36

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (3.81)     (1.57)       (.69)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01        -            -         -

NET ASSET VALUE, END OF PERIOD                                     $ 18.81    $ 25.99      $ 24.88   $ 19.23

TOTAL RETURN B, C                                                   (15.12)%   11.19%       33.87%    1.91%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 44,351   $ 59,044     $ 36,106  $ 2,508

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.98%      2.04% A      2.28%     2.23% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.94% G    2.02% A, G   2.24% G   2.21% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.41)%     (.67)% A     (.68)%    (.67)% A

PORTFOLIO TURNOVER                                                  97%        116% A       137%      161%

AVERAGE COMMISSION RATE H                                          $ .0185    $ .0286      $ .0337





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED
  SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF CLASS
  B SHARES) TO OCTOBER 31, 1995.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
  A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


FINANCIAL HIGHLIGHTS - CLASS C
                                                                   YEAR ENDED
                                                                   JULY 31,

SELECTED PER-SHARE DATA                                            1998 E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 24.39

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     (.07)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            (4.15)

 TOTAL FROM INVESTMENT OPERATIONS                                   (4.22)

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (1.22)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01

NET ASSET VALUE, END OF PERIOD                                     $ 18.96

TOTAL RETURN B, C                                                   (17.72)%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 2,972

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.44% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.48)% A

PORTFOLIO TURNOVER                                                  97%

AVERAGE COMMISSION RATE H                                          $ .0185




A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED
  SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
  THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
  OF CLASS C SHARES) TO JULY 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES
  TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.





FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                   YEAR ENDED NINE MONTHS   YEARS ENDED OCTOBER 31,
                                                                   JULY 31,   ENDED
                                                                              JULY 31,

SELECTED PER-SHARE DATA                                            1998       1997         1996      1995 E
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 26.42    $ 25.17      $ 19.27   $ 18.87

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     .13        .04          .04       (.01)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            (3.35)     2.85         6.55      .41

 TOTAL FROM INVESTMENT OPERATIONS                                   (3.22)     2.89         6.59      .40

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         (.09)      (.05)        -         -

 IN EXCESS OF NET INVESTMENT INCOME                                 -          (.02)        -         -

 FROM NET REALIZED GAIN                                             (3.97)     (1.57)       (.69)     -

 TOTAL DISTRIBUTIONS                                                (4.06)     (1.64)       (.69)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01        -            -         -

NET ASSET VALUE, END OF PERIOD                                     $ 19.15    $ 26.42      $ 25.17   $ 19.27

TOTAL RETURN B, C                                                   (14.29)%   11.95%       35.13%    2.12%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 3,922    $ 10,042     $ 9,860   $ 718

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             .95%       1.08% A      1.44%     1.68% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    .91% G     1.06% A, G   1.39% G   1.66% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         .55%       .24% A       .17%      (.13)% A

PORTFOLIO TURNOVER                                                  97%        116% A       137%      161%

AVERAGE COMMISSION RATE H                                          $ .0185    $ .0286      $ .0337





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
  THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF
  INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
  A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
  SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
  TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Natural Resources Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
1. SIGNIFICANT ACCOUNTING POLICIES -
CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $519,407,953 and $713,793,999, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. SUB-ADVISER FEE. As the fund's investment sub-advisers, Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. each a wholly owned subsidiary of FMR, receive a fee from FMR of 110% and 105% respectively, of costs incurred in connection with each sub-advisory agreement.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO      RETAINED
          FDC          BY FDC

CLASS A   $ 17,229     $ 97

CLASS T    2,496,683    29,992

CLASS B    547,068      410,980

CLASS C    11,463       11,463

          $ 3,072,443  $ 452,532

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services.
For the period, the following amounts were paid to third parties under the Plans:
CLASS A               $ 10,032

CLASS T               $ 138,724

CLASS B               $ 42,668

CLASS C               $ 4,947

INSTITUTIONAL CLASS   $ 952

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 61,964   $ 20,495

CLASS T    310,088    98,963

CLASS B    220,346    220,346*

CLASS C    1,202      1,202*

          $ 593,600  $ 341,006

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN
 RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT       % OF
                                    AVERAGE
                                    NET ASSETS

CLASS A                $ 21,879     .32

CLASS T                 1,197,878   .24

CLASS B                 151,435     .28

CLASS C                 3,308       .29*

INSTITUTIONAL CLASS     10,949      .18

                       $ 1,385,449

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $135,628 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
          FMR          REIMBURSEMENT
          EXPENSE
          LIMITATIONS

CLASS C   2.50%         $5,032

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $215,157 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $4,371 under the custodian arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                                    YEAR ENDED     NINE MONTHS
                                    JULY 31,       ENDED JULY 31,

                                    1998 A         1997

FROM NET INVESTMENT INCOME

CLASS A                             $ -            $ 9,457

CLASS T                              -              344,957

CLASS B                              -              -

CLASS C                              -              -

INSTITUTIONAL CLASS                  30,726         22,289

TOTAL                               $ 30,726       $ 376,703

IN EXCESS OF NET INVESTMENT INCOME

CLASS A                             $ -            $ 3,925

CLASS T                              -              143,164

CLASS B                              -              -

CLASS C                              -              -

INSTITUTIONAL CLASS                  -              9,251

TOTAL                               $ -            $ 156,340

FROM NET REALIZED GAIN

CLASS A                             $ 1,049,623    $ 150,076

CLASS T                              90,875,522     38,300,093

CLASS B                              8,918,986      2,464,412

CLASS C                              16,549         -

INSTITUTIONAL CLASS                  1,438,147      711,098

TOTAL                               $ 102,298,827  $ 41,625,679

TOTAL                               $ 102,329,553  $ 42,158,722

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                       DOLLARS

                                YEAR ENDED     NINE MONTHS   YEAR ENDED       NINE MONTHS
                                JULY 31,        ENDED        JULY 31,          ENDED
                                               JULY 31,                       JULY 31,

                                1998 A         1997          1998 A           1997



CLASS A                          175,654        209,436      $ 3,950,955      $ 5,153,545
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    43,840         6,590         998,875          161,464

SHARES REDEEMED                  (121,346)      (36,492)      (2,678,917)      (892,062)

NET INCREASE (DECREASE)          98,148         179,534      $ 2,270,913      $ 4,422,947

CLASS T                          3,091,100      7,500,800    $ 69,934,430     $ 184,421,132
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    3,685,442      1,447,428     85,183,832       35,664,618

SHARES REDEEMED                  (12,329,910)   (9,481,432)   (270,469,326)    (231,213,235)

NET INCREASE (DECREASE)          (5,553,368)    (533,204)    $ (115,351,064)  $ (11,127,485)

CLASS B                          678,632        1,183,380    $ 15,156,338     $ 28,872,353
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    333,587        96,152        7,598,024        2,345,122

SHARES REDEEMED                  (926,142)      (458,573)     (19,895,184)     (10,907,231)

NET INCREASE (DECREASE)          86,077         820,959      $ 2,859,178      $ 20,310,244

CLASS C                          168,621        -            $ 3,628,673      $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    787            -             16,454           -

SHARES REDEEMED                  (12,694)       -             (262,714)        -

NET INCREASE (DECREASE)          156,714        -            $ 3,382,413      $ -

INSTITUTIONAL CLASS              138,650        342,819      $ 3,107,221      $ 8,550,867
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    60,810         29,515        1,415,854        727,819

SHARES REDEEMED                  (374,710)      (384,020)     (8,480,388)      (9,399,190)

NET INCREASE (DECREASE)          (175,250)      (11,686)     $ (3,957,313)    $ (120,504)


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 5,377

CLASS T                30,791

CLASS B                6,834

CLASS C                10,706

INSTITUTIONAL CLASS    5,478

                      $ 59,186

ADVISOR TECHNOLOGY FUND - INSTITUTIONAL CLASS
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED                            PAST 1  LIFE OF
JULY 31, 1998                           YEAR    FUND

FIDELITY ADV TECHNOLOGY - INST CL       4.26%   67.80%

S&P 500                                 19.29%  76.95%

GS TECHNOLOGY                           15.37%  93.48%

CUMULATIVE TOTAL RETURNS show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIOD ENDED                            PAST 1  LIFE OF
JULY 31, 1998                           YEAR    FUND

FIDELITY ADV TECHNOLOGY - INST CL       4.26%   31.18%

S&P 500                                 19.29%  34.89%

GS TECHNOLOGY                           15.37%  41.35%

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
(CHECKMARK)
$10,000 OVER LIFE OF FUND
             FA TECHNOLOGY -CL I         S&P 500
GS TECHNOLOGY
             00202                       SP001
GS008
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      11120.00                    10516.69
   11083.33
  1996/10/31      11230.00                    10806.74
   11005.93
  1996/11/30      12740.00                    11623.62
   12484.68
  1996/12/31      12478.92                    11393.36
   12085.30
  1997/01/31      13888.97                    12105.21
   13401.78
  1997/02/28      12932.15                    12200.12
   12346.74
  1997/03/31      12146.56                    11698.81
   11700.17
  1997/04/30      12871.72                    12397.23
   12745.92
  1997/05/31      14332.13                    13151.98
   14042.99
  1997/06/30      14473.13                    13741.19
   14224.25
  1997/07/31      16094.69                    14834.57
   16770.21
  1997/08/31      16568.06                    14003.54
   16383.11
  1997/09/30      17259.77                    14770.51
   16876.01
  1997/10/31      14759.13                    14277.18
   15423.60
  1997/11/30      14546.31                    14938.07
   15675.33
  1997/12/31      13816.57                    15194.56
   14927.75
  1998/01/31      14571.63                    15362.61
   15702.74
  1998/02/28      16239.54                    16470.56
   17407.22
  1998/03/31      16217.00                    17314.02
   17691.17
  1998/04/30      16870.63                    17488.19
   18693.45
  1998/05/31      15653.51                    17187.57
   17416.86
  1998/06/30      16881.90                    17885.73
   18931.40
  1998/07/31      16780.48                    17695.25
   19348.25
IMATRL PRASUN   SHR__CHT 19980731 19980825 165414 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment would have grown to $16,780 - a 67.80% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $19,348 - a 93.48% increase.
ADVISOR TECHNOLOGY FUND
FUND TALK: THE MANAGERS' OVERVIEW


(PHOTOGRAPH OF ADAM HETNARKSI)(PHOTOGRAPH OF MICHAEL TEMPERO)

NOTE TO SHAREHOLDERS: Michael Tempero (right) became Portfolio Manager of the fund on July 15, 1998. The following is an interview with Adam Hetnarksi, who managed the fund during most of the period covered by this report, and Michael Tempero, who provides his investment approach and outlook for the future.
Q. ADAM, HOW DID THE FUND PERFORM?
A. For the 12 months that ended July 31, 1998, the fund's Institutional Class shares returned 4.26%. During the same period, the Standard & Poor's 500 Index returned 19.29%. Beginning this period, the fund also compares itself to the Goldman Sachs Technology Index - an index of stocks designed to measure the performance of companies in the technology sector - which returned 15.37% over the same 12-month period.
Q. WHY DID THE FUND TRAIL ITS TWO BENCHMARK INDEXES?
A.H. The fund and the technology sector trailed the broad market - as measured by the S&P 500 - due to concerns that the crisis in Asia would stifle demand from that region. In addition, many companies suffered from an inventory reduction by personal computer (PC) manufacturers. Further, stocks in the sector had been selling at very high multiples - a measure of how much an investor pays for a company's earnings. When signs of weakness appeared in this sector, stock prices fell. The fund trailed the Goldman Sachs index due to my emphasis on higher growth companies last October, when that segment of the sector suffered significantly from turmoil in Asia. From that point on, the larger-capitalization segment of the sector - including companies that make up a significant percentage of the Goldman Sachs index - fared well. The fund suffered from not investing in some of these companies - IBM and Hewlett-Packard, for example - when their stocks did well even when their earnings were not appealing. Finally, the index's Internet stocks, an area where the fund was underweighted, generally performed well.
Q. WHICH STOCKS PROVIDED STRONG PERFORMANCE FOR THE FUND?
A.H. Microsoft did extremely well, and proved to be one of the best-positioned large-capitalization stocks in the entire stock market. The company benefited from product upgrades, among many other factors. Dell Computer boasted an operational strategy that enabled it to bring new products to market faster than competitors. Nokia profited from winning infrastructure contracts springing up from the deregulation of telecommunications in Europe. The company also posted strong numbers from sales of its new 6100 series of cellular handsets. HBO & Co. saw its share price rise as the market came to appreciate its dominant position in both the consulting and software sides of its health care information services business.
Q. WHICH STOCKS WERE DISAPPOINTING?
A.H. Oracle suffered from reaching a saturation point with its database business, and sales of its new application software products didn't meet projections. However, in spite of these problems, the stock remained attractive and the fund still owned it. Earnings for 3Com were poor because of bad performance in the company's modem business, tied to slower PC sales and lower average selling prices for its products.
Q. TURNING TO YOU, MIKE, HAVE YOU MADE ANY CHANGES TO THE FUND SINCE TAKING OVER? WHAT'S YOUR INVESTMENT APPROACH?
M.T. I haven't made any significant changes to the fund since taking it over, but as we move forward the fund should reflect my style and strategy more and more. Overall, I tend to run funds so that they are fairly well concentrated in the top holdings.
Q. WHAT'S YOUR OUTLOOK, MIKE?
M.T. I'm optimistic about the technology sector. Technology products are attractive because they can make a big difference in the productivity of companies. However, there is always the risk that capital spending for technology products could diminish if the economy slows.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: September 3, 1996
SIZE: as of July 31, 1998, more than
$150 million
MANAGER: Michael Tempero, since July 1998;
joined Fidelity in 1993
(checkmark)
ADVISOR TECHNOLOGY FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                              % OF FUND'S
                              INVESTMENTS

MICROSOFT CORP.               10.8

LUCENT TECHNOLOGIES, INC.     5.8

INTEL CORP.                   4.7

COMPAQ COMPUTER CORP.         3.6

NOKIA CORP. AB SPONSORED ADR  3.5

3COM CORP.                    3.3

SOLECTRON CORP.               2.9

ASCEND COMMUNICATIONS, INC.   2.8

BAY NETWORKS, INC.            2.7

HBO & CO.                     2.6

TOP INDUSTRIES AS OF JULY 31, 1998
ROW: 1, COL: 1, VALUE: 19.3
ROW: 1, COL: 2, VALUE: 15.6
ROW: 1, COL: 3, VALUE: 9.0
ROW: 1, COL: 4, VALUE: 6.7
ROW: 1, COL: 5, VALUE: 5.5
ROW: 1, COL: 6, VALUE: 43.9
PREPACKAGED COMPUTER SOFTWARE 19.3%
TELEPHONE EQUIPMENT 15.6%
SEMI-CONDUCTORS 9.0%
DATACOMMUNICATIONS EQUIPMENT 6.7%
MINI & MICRO COMPUTERS 5.5%
ALL OTHERS 43.9
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR TECHNOLOGY FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 93.0%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.0%
AIRCRAFT - 1.0%
Gulfstream Aerospace Corp. (a)  30,800 $ 1,409,100
APPLIANCE STORES - 0.3%
ELECTRIC APPLIANCES - WHOLESALE - 0.3%
Cellstar Corp. (a)  35,600  498,400
BROADCASTING - 0.0%
COMMUNICATIONS SERVICES - 0.0%
Broadcast.com, Inc. (a)  100  5,463
COMMUNICATIONS EQUIPMENT - 22.3%
DATACOMMUNICATIONS EQUIPMENT - 6.7%
3Com Corp. (a)  199,900  4,947,525
Cisco Systems, Inc. (a)  35,550  3,403,913
Level One Communications, Inc. (a)  24,700  549,575
Xircom, Inc. (a)  54,600  1,136,363
  10,037,376
TELEPHONE EQUIPMENT - 15.6%
Advanced Fibre Communication, Inc. (a)  54,700  1,090,581
Ascend Communications, Inc. (a)  96,000  4,269,000
DSC Communications Corp. (a)  97,000  2,943,344
Lucent Technologies, Inc.   93,700  8,661,394
Newbridge Networks Corp. (a)  61,000  1,281,000
Nokia Corp. AB sponsored ADR  61,300  5,340,763
  23,586,082
TOTAL COMMUNICATIONS EQUIPMENT   33,623,458
COMPUTER SERVICES & SOFTWARE - 26.0%
COMPUTER & SOFTWARE STORES - 0.2%
Inacom Corp. (a)  11,300  305,806
COMPUTER FACILITIES MANAGEMENT - 0.4%
International Telecommunications Data
 Systems, Inc.   20,300  597,581
COMPUTER SERVICES - 4.4%
Computer Learning Centers, Inc. (a)  19,600  546,350
Com21, Inc. (a)  32,200  784,875
Equifax, Inc.   28,400  1,160,850
HBO & Co.   135,300  3,987,122
Technology Solutions, Inc. (a)  4,800  122,250
  6,601,447
CUSTOM COMPUTER PROGRAMMING SERVICES - 0.6%
Saville Systems Ireland PLC
 sponsored ADR (a)  35,500  896,375
CAD/CAM/CAE - 0.3%
Cambridge Technology Partners
 Massachusetts, Inc. (a)  10,100  427,988
DATA PROCESSING - 0.8%
Affiliated Computer Services, Inc.
 Class A (a)  12,500  453,125
First Data Corp.   25,800  746,588
  1,199,713
PREPACKAGED COMPUTER SOFTWARE - 19.3%
BMC Software, Inc.   8,000  394,500
BindView Development Corp. (a)  900  12,938
Check Point Software Technologies Ltd. (a) 17,500  411,250
Citrix Systems, Inc. (a)  27,900  1,776,881
Computer Associates International, Inc.   42,600  1,413,788
Compuware Corp. (a)  23,400  1,259,213
i2 Technologies, Inc. (a)  800  19,500
Microsoft Corp. (a)  148,000  16,270,750

 SHARES VALUE (NOTE 1)
MicroProse, Inc. (a)  41,700 $ 132,919
Oracle Corp. (a)  150,400  3,985,600
PeopleSoft, Inc. (a)  58,400  2,200,950
Siebel Systems, Inc. (a)  47,955  1,300,779
  29,179,068
TOTAL COMPUTER SERVICES & SOFTWARE   39,207,978
COMPUTERS & OFFICE EQUIPMENT - 15.6%
COMPUTER COMMUNICATIONS EQUIPMENT - 2.7%
Bay Networks, Inc. (a)  116,200  4,001,638
COMPUTER EQUIPMENT - WHOLESALE - 0.6%
Ingram Micro, Inc. Class A  18,200  848,575
COMPUTER PERIPHERALS - 3.8%
EMC Corp. (a)  41,400  2,028,600
Fore Systems, Inc. (a)  126,200  3,005,138
SCI Systems, Inc. (a)  17,100  673,313
  5,707,051
COMPUTER STORAGE DEVICES - 0.9%
Hutchinson Technology, Inc. (a)  66,000  1,427,250
COMPUTERS & OFFICE EQUIPMENT - 1.1%
International Business Machines Corp.   12,800  1,696,000
GRAPHICS WORKSTATIONS - 1.0%
Sun Microsystems, Inc. (a)  31,700  1,497,825
MINI & MICRO COMPUTERS - 5.5%
Compaq Computer Corp.   166,300  5,467,113
Dell Computer Corp. (a)  25,700  2,790,859
  8,257,972
TOTAL COMPUTERS & OFFICE EQUIPMENT   23,436,311
DRUGS & PHARMACEUTICALS - 1.8%
COMMERCIAL LABORATORY RESEARCH - 0.2%
Integrated Process Equipment Corp. (a)  32,700  339,263
DRUGS - 1.6%
Barr Laboratories, Inc. (a)  27,650  893,441
Forest Laboratories, Inc. (a)  20,000  750,000
Schering-Plough Corp.   7,300  706,275
  2,349,716
TOTAL DRUGS & PHARMACEUTICALS   2,688,979
ELECTRICAL EQUIPMENT - 6.9%
ELECTRICAL MACHINERY - 2.1%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR  82,500  3,232,961
TV & RADIO COMMUNICATION EQUIPMENT - 4.8%
General Instrument Corp. (a)  119,000  3,227,875
Loral Space & Communications Ltd. (a)  93,100  2,577,706
Scientific-Atlanta, Inc.   56,100  1,349,906
  7,155,487
TOTAL ELECTRICAL EQUIPMENT   10,388,448
ELECTRONIC INSTRUMENTS - 1.1%
SEMI-CONDUCTOR CAPITAL EQUIPMENT - 1.1%
KLA-Tencor Corp. (a)  5,600  167,300
Lam Research Corp. (a)  85,837  1,539,701
  1,707,001
ELECTRONICS - 12.1%
CONNECTORS - 0.2%
AMP, Inc.   11,200  329,000
ELECTRONICS & ELECTRONIC COMPONENTS - 2.9%
Solectron Corp. (a)  91,100  4,372,800
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ELECTRONICS - CONTINUED
SEMI-CONDUCTORS - 9.0%
Analog Devices, Inc. (a)  13,800 $ 296,700
Broadcom Corp. Class A  7,100  445,525
Galileo Technology Ltd.   39,300  424,931
Intel Corp.   84,400  7,126,525
Lattice Semiconductor Corp. (a)  26,900  817,088
Linear Technology Corp.   3,200  191,400
Micron Technology, Inc. (a)  103,000  3,437,625
Vitesse Semiconductor Corp. (a)  25,400  835,025
  13,574,819
TOTAL ELECTRONICS   18,276,619
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
ACCESS & MEASURING CUTTING TOOLS - 0.1%
Stanley Works  1,800  78,638
GENERAL INDUSTRIAL MACHINERY - 0.7%
Manitowoc Co., Inc.   14,800  495,800
Tyco International Ltd.  8,688  538,113
  1,033,913
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,112,551
MEDICAL EQUIPMENT & SUPPLIES - 0.7%
MEDICAL TECHNOLOGY - 0.7%
Medtronic, Inc.   16,700  1,034,356
METALS & MINING - 0.5%
NONFERROUS WIRE - 0.5%
AFC Cable Systems, Inc. (a)  25,000  796,875
RETAIL & WHOLESALE, MISCELLANEOUS - 2.9%
MUSIC, TV, & ELECTRONIC STORES - 1.3%
Best Buy Co., Inc. (a)  42,800  2,000,900
RETAIL, GENERAL - 1.6%
Staples, Inc. (a)  70,700  2,324,263
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   4,325,163
SERVICES - 1.0%
BUSINESS SERVICES - 0.3%
Robert Half International, Inc. (a)  7,000  372,750
MANAGEMENT CONSULTING SERVICES - 0.1%
Hagler Bailly, Inc.   8,700  207,713
PERSONAL SERVICES - 0.6%
Cendant Corp. (a)  54,300  940,069
TOTAL SERVICES   1,520,532
TOTAL COMMON STOCKS
 (Cost $126,302,905)   140,031,234
CASH EQUIVALENTS - 7.0%
Taxable Central Cash Fund (b)
(Cost $10,576,684)  10,576,684  10,576,684
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $136,879,589)  $ 150,607,918
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $137,650,331. Net unrealized appreciation aggregated $12,957,587, of which $20,723,819 related to appreciated investment securities and $7,766,232 related to depreciated investment securities.
The fund intends to elect to defer to its fiscal year ending July 31, 1999 approximately $2,903,000 of losses recognized during the period November 1, 1997 to July 31, 1998.
A total of 1%, 1%, 1%, 1% and 1% of Class A's, Class T's, Class B's, Class C's and the Institutional Class' dividend distributions during the fiscal year qualifies for the dividend-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
ADVISOR TECHNOLOGY FUND
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                                                      JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                    $ 150,607,918
(COST $136,879,589) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                              23,878

RECEIVABLE FOR FUND SHARES SOLD                                                                             851,886

DIVIDENDS RECEIVABLE                                                                                         22,666

INTEREST RECEIVABLE                                                                                          48,600

OTHER RECEIVABLES                                                                                             1,851

PREPAID EXPENSES                                                                                              3,358

 TOTAL ASSETS                                                                                           151,560,157

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                            $ 20,200

PAYABLE FOR FUND SHARES REDEEMED                                                               534,154

ACCRUED MANAGEMENT FEE                                                                         76,819

DISTRIBUTION FEES PAYABLE                                                                      73,080

OTHER PAYABLES AND                                                                             86,999
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                          791,252

NET ASSETS                                                                                            $ 150,768,905

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                       $ 140,625,986

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                         (3,585,396)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                13,728,315
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                            $ 150,768,905


CALCULATION OF MAXIMUM                                $14.88
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($15,414,374 (DIVIDED BY)
  1,036,055 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                     $15.79
 (100/94.25 OF $14.88)

 CLASS T:                                             $14.80
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($90,499,103 (DIVIDED BY)
  6,115,475 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                     $15.34
 (100/96.50 OF $14.80)

 CLASS B:                                             $14.68
 NET ASSET VALUE AND OFFERING
  PRICE PER SHARE ($31,040,924 (DIVIDED BY)
  2,114,652 SHARES) A

 CLASS C:                                             $14.70
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($6,754,376 (DIVIDED BY)
  459,389 SHARES) A

 INSTITUTIONAL CLASS:                                 $14.89
 NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  ($7,060,128 (DIVIDED BY) 474,067 SHARES)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                                               YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                             $ 215,489
DIVIDENDS

INTEREST                                                                       650,218

 TOTAL INCOME                                                                  865,707

EXPENSES

MANAGEMENT FEE                                                    $ 667,737

TRANSFER AGENT FEES                                                325,182

DISTRIBUTION FEES                                                  608,228

ACCOUNTING FEES AND EXPENSES                                       70,851

NON-INTERESTED TRUSTEES' COMPENSATION                              381

CUSTODIAN FEES AND EXPENSES                                        28,004

REGISTRATION FEES                                                  102,880

AUDIT                                                              33,647

LEGAL                                                              2,618

REPORTS TO SHAREHOLDERS                                            41,275

MISCELLANEOUS                                                      812

 TOTAL EXPENSES BEFORE REDUCTIONS                                  1,881,615

 EXPENSE REDUCTIONS                                                (40,919)    1,840,696

NET INVESTMENT INCOME (LOSS)                                                   (974,989)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             2,746,925

 FOREIGN CURRENCY TRANSACTIONS                                     1,859       2,748,784

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             4,104,521

 ASSETS AND LIABILITIES IN                                         24          4,104,545
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                6,853,329

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 5,878,340




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                  YEAR ENDED     SEPTEMBER 3, 1996
                                                                   JULY 31,       (COMMENCEMENT
                                                                   1998           OF OPERATIONS) TO
                                                                                  JULY 31,
                                                                                  1997
OPERATIONS                                                         $ (974,989)    $ (264,379)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                           2,748,784      4,756,140

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)               4,104,545      9,623,770

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    5,878,340      14,115,531

DISTRIBUTIONS TO SHAREHOLDERS                                       (6,934,584)    (119,780)
FROM NET REALIZED GAIN

 IN EXCESS OF NET REALIZED GAIN                                     (2,779,083)    -

 TOTAL DISTRIBUTIONS                                                (9,713,667)    (119,780)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                        80,885,922     59,627,327

REDEMPTION FEES                                                     79,635         15,597

  TOTAL INCREASE (DECREASE) IN NET ASSETS                           77,130,230     73,638,675

NET ASSETS

 BEGINNING OF PERIOD                                                73,638,675     -

 END OF PERIOD                                                     $ 150,768,905  $ 73,638,675



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS - CLASS A
                                                                                                   YEARS ENDED
                                                                                                    JULY 31,

SELECTED PER-SHARE DATA                                                                            1998      1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $ 15.96   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                      (.08)     (.10)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                             .58       6.13

 TOTAL FROM INVESTMENT OPERATIONS                                                                    .50       6.03

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                                              (1.14)    (.08)

 IN EXCESS OF NET REALIZED GAIN                                                                      (.45)     -

 TOTAL DISTRIBUTIONS                                                                                 (1.59)    (.08)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                              .01       .01

NET ASSET VALUE, END OF PERIOD                                                                      $ 14.88   $ 15.96

TOTAL RETURN B, C                                                                                     4.20%     60.62%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                             $ 15,414  $ 7,313

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                               1.39%     1.75% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                      1.35% G   1.70% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                           (.59)%    (.79)% A

PORTFOLIO TURNOVER                                                                                    348%      517% A

AVERAGE COMMISSION RATE H                                                                           $ .0418   $ .0415

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
  AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
  CLASS A SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.






FINANCIAL HIGHLIGHTS - CLASS T
                                                                                              YEARS ENDED
                                                                                               JULY 31,

SELECTED PER-SHARE DATA                                                                       1998      1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $ 15.91   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                 (.11)     (.11)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                        .56       6.09

 TOTAL FROM INVESTMENT OPERATIONS                                                               .45       5.98

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                                         (1.12)    (.08)

 IN EXCESS OF NET REALIZED GAIN                                                                 (.45)     -

 TOTAL DISTRIBUTIONS                                                                            (1.57)    (.08)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                         .01       .01

NET ASSET VALUE, END OF PERIOD                                                                 $ 14.80   $ 15.91

TOTAL RETURN B, C                                                                                3.85%     60.12%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                        $ 90,499  $ 57,624

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                          1.60%     1.92% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                 1.56% F   1.87% A, F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                      (.80)%    (.93)% A

PORTFOLIO TURNOVER                                                                               348%      517% A

AVERAGE COMMISSION RATE G                                                                      $ .0418   $ .0415

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
  AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
  CLASS T SHARES) TO JULY 31, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  FUND'S CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
  STATEMENTS).
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
  TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.






FINANCIAL HIGHLIGHTS - CLASS B
                                                                                                 YEARS ENDED
                                                                                                   JULY 31,

SELECTED PER-SHARE DATA                                                                         1998      1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $ 15.88   $ 12.88

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                   (.20)     (.08)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                          .57       3.08

 TOTAL FROM INVESTMENT OPERATIONS                                                                 .37       3.00

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                                            (1.13)    -

 IN EXCESS OF NET REALIZED GAIN                                                                    (.45)     -

 TOTAL DISTRIBUTIONS                                                                               (1.58)    -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                           .01       -

NET ASSET VALUE, END OF PERIOD                                                                   $ 14.68   $ 15.88

TOTAL RETURN B, C                                                                                  3.27%     23.29%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                          $ 31,041  $ 5,105

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                            2.21%     2.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                   2.18% G   2.45% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                        (1.40)%   (1.41)% A

PORTFOLIO TURNOVER                                                                                 348%      517% A

AVERAGE COMMISSION RATE H                                                                        $ .0418   $ .0415

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED
  SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
  THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF
  CLASS B SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
  WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
  OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
  STATEMENTS).
H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE
  CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
  TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
  MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
  MAY DIFFER.






FINANCIAL HIGHLIGHTS - CLASS C
                                                                                                  YEAR ENDED
                                                                                                  JULY 31,

SELECTED PER-SHARE DATA                                                                           1998 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $ 14.28

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                     (.17)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                            1.27

 TOTAL FROM INVESTMENT OPERATIONS                                                                   1.10

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                                             (.49)

 IN EXCESS OF NET REALIZED GAIN                                                                     (.20)

 TOTAL DISTRIBUTIONS                                                                                (.69)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                             .01

NET ASSET VALUE, END OF PERIOD                                                                     $ 14.70

TOTAL RETURN B, C                                                                                    8.96%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                            $ 6,754

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                              2.43% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                     2.41% A, F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                          (1.64)% A

PORTFOLIO TURNOVER                                                                                   348%

AVERAGE COMMISSION RATE G                                                                           $ .0418

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED
  SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
  THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF
  CLASS C SHARES) TO JULY 31, 1998.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
  TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.






FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                                         YEARS ENDED
                                                                                           JULY 31,

SELECTED PER-SHARE DATA                                                                 1998      1997 E
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $ 15.98   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                           (.04)     (.06)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                   .55       6.12

 TOTAL FROM INVESTMENT OPERATIONS                                                          .51       6.06

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                                                   (1.15)    (.09)

 IN EXCESS OF NET REALIZED GAIN                                                           (.46)     -

 TOTAL DISTRIBUTIONS                                                                      (1.61)    (.09)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                   .01       .01

NET ASSET VALUE, END OF PERIOD                                                           $ 14.89   $ 15.98

TOTAL RETURN B, C                                                                          4.26%     60.95%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                   $ 7,060   $ 3,598

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                     1.10%     1.50% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                            1.07% G   1.44% A, G

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                 (.30)%    (.50)% A

PORTFOLIO TURNOVER                                                                          348%      517% A

AVERAGE COMMISSION RATE H                                                                  $ .0418   $ .0415

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
  INSTITUTIONAL CLASS SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE
  CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
  FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Technology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $418,549,014 and $355,337,246, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 29,358   $ 202

CLASS T    381,247    1,030

CLASS B    175,473    131,614

CLASS C    22,150     22,150

          $ 608,228  $ 154,996

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 10,739

CLASS T               $ 17,681

CLASS B               $ 8,594

CLASS C               $ 8,447

INSTITUTIONAL CLASS   $ 310

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 172,036  $ 65,577

CLASS T    341,738    124,571

CLASS B    46,822     46,822*

CLASS C    3,066      3,066*

          $ 563,662  $ 240,036

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF
                                  AVERAGE
                                  NET ASSETS

CLASS A                $ 33,731   .29%

CLASS T                 215,291   .28%

CLASS B                 59,423    .34%

CLASS C                 6,795     .30% *

INSTITUTIONAL CLASS     9,942     .19%

                       $ 325,182

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $46,656 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $40,474 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $445 under the custodian arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                                YEAR ENDED       YEAR ENDED

                                JULY 31, 1998 A  JULY 31, 1997 B, C

FROM NET REALIZED GAIN

CLASS A                         $ 729,180        $ 16,754

CLASS T                          5,047,886        94,078

CLASS B                          851,766          -

CLASS C                          20,288           -

INSTITUTIONAL CLASS              285,464          8,948

TOTAL                           $ 6,934,584      $ 119,780

IN EXCESS OF NET REALIZED GAIN

CLASS A                         $ 292,224        $ -

CLASS T                          2,022,976        -

CLASS B                          341,351          -

CLASS C                          8,130            -

INSTITUTIONAL CLASS              114,402          -

TOTAL                           $ 2,779,083      $ -

TOTAL                           $ 9,713,667      $ 119,780

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B DISTRIBUTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31,1997.
C DISTRIBUTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                    DOLLARS

                                YEAR ENDED    YEAR ENDED  YEAR ENDED     YEAR ENDED
                                JULY 31,      JULY 31,    JULY 31,       JULY 31,

                                1998 A        1997 B, C   1998A          1997  B, C



CLASS A                          964,665       504,366    $ 13,488,171   $ 6,388,175
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    69,547        1,197       932,488        15,029

SHARES REDEEMED                  (456,218)     (47,502)    (6,419,806)    (617,865)

NET INCREASE (DECREASE)          577,994       458,061    $ 8,000,853    $ 5,785,339

CLASS T                          4,279,715     4,187,137  $ 62,520,538   $ 54,310,830
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    495,203       7,154       6,737,895      89,642

SHARES REDEEMED                  (2,282,335)   (571,399)   (32,522,809)   (7,714,355)

NET INCREASE (DECREASE)          2,492,583     3,622,892  $ 36,735,624   $ 46,686,117

CLASS B                          1,984,357     352,887    $ 28,884,876   $ 4,850,934
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    78,354        -           1,031,825      -

SHARES REDEEMED                  (269,419)     (31,527)    (3,754,232)    (463,394)

NET INCREASE (DECREASE)          1,793,292     321,360    $ 26,162,469   $ 4,387,540

CLASS C                          494,219       -          $ 6,924,463    $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    2,343         -           27,642         -

SHARES REDEEMED                  (37,173)      -           (520,009)      -

NET INCREASE (DECREASE)          459,389       -          $ 6,432,096    $ -

INSTITUTIONAL CLASS              485,097       229,260    $ 6,901,286    $ 2,822,866
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    27,259        714         379,700        8,948

SHARES REDEEMED                  (263,460)     (4,803)     (3,726,106)    (63,483)

NET INCREASE (DECREASE)          248,896       225,171    $ 3,554,880    $ 2,768,331


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B SHARE TRANSACTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 11,889

CLASS T                46,432

CLASS B                25,248

CLASS C                10,277

INSTITUTIONAL CLASS    9,034

                      $ 102,880

ADVISOR UTILITIES GROWTH FUND - INSTITUTIONAL CLASS
PERFORMANCE


PERFORMANCE
There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED                           PAST 1  LIFE OF
JULY 31, 1998                          YEAR    FUND

FIDELITY ADV UTILITIES - INST CL       34.36%  78.26%

S&P 500                                19.29%  76.95%

GS UTILITIES                           35.49%  63.98%

CUMULATIVE TOTAL RETURNS show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIOD ENDED                           PAST 1  LIFE OF
JULY 31, 1998                          YEAR    FUND

FIDELITY ADV UTILITIES - INST CL       34.36%  35.41%

S&P 500                                19.29%  34.89%

GS UTILITIES                           35.49%  29.61%

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY.
(CHECKMARK)
$10,000 OVER LIFE OF FUND
             FA UTILITIES GROWTH -CL I   S&P 500
GS UTILITIES
             00206                       SP001
GS007
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10160.00                    10516.69
   10176.08
  1996/10/31      10780.00                    10806.74
   10476.83
  1996/11/30      11360.00                    11623.62
   10911.15
  1996/12/31      11524.62                    11393.36
   10972.81
  1997/01/31      11848.98                    12105.21
   11198.39
  1997/02/28      12021.29                    12200.12
   11368.11
  1997/03/31      11413.13                    11698.81
   10703.10
  1997/04/30      11808.43                    12397.23
   10813.53
  1997/05/31      12558.50                    13151.98
   11421.28
  1997/06/30      12953.80                    13741.19
   11800.54
  1997/07/31      13268.01                    14834.57
   12102.55
  1997/08/31      12943.66                    14003.54
   11763.95
  1997/09/30      14335.34                    14770.51
   12662.62
  1997/10/31      14119.85                    14277.18
   12858.05
  1997/11/30      14786.84                    14938.07
   14071.85
  1997/12/31      15011.00                    15194.56
   14800.43
  1998/01/31      16012.47                    15362.61
   15075.28
  1998/02/28      17470.17                    16470.56
   15318.83
  1998/03/31      18527.29                    17314.02
   16771.80
  1998/04/30      18416.01                    17488.19
   16224.12
  1998/05/31      17837.38                    17187.57
   16023.80
  1998/06/30      17681.60                    17885.73
   16401.68
  1998/07/31      17826.25                    17695.25
   16397.57
IMATRL PRASUN   SHR__CHT 19980731 19980825 170659 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Growth - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 1998, the value of the investment would have grown to $17,826 - a 78.26% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,695 - a 76.95% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $16,398 - a 63.98% increase.
ADVISOR UTILITIES GROWTH FUND
FUND TALK: THE MANAGER'S OVERVIEW


(PHOTOGRAPH OF NICK THAKORE)

An interview with
Nick Thakore, Portfolio Manager of Fidelity Advisor Utilities Growth
Fund
Q. HOW DID THE FUND PERFORM, NICK?
A. The fund did very well. For the 12-month period that ended July 31, 1998, the fund's Institutional Class shares returned 34.36%. In comparison, the Standard & Poor's 500 Index returned 19.29%. Beginning this period, the fund also compares itself to the Goldman Sachs Utilities Index - an index of stocks designed to measure the performance of companies in the utilities sector - which returned 35.49% over the same 12-month period.
Q. WHAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?
A. The broader index suffered because of ongoing concerns about corporate earnings and particularly the impact of the Asian crisis on corporate profits. As a result, utility stocks benefited from the perceived flight to safety and the stability of their earnings. Overall, the fund benefited from large holdings in telephone stocks, which performed well, and less electric utility holdings, which did not perform as well. In addition, within the telecommunications industry the fund was invested in the right stocks. I overweighted the fund's assets in the new market entrants, such as WorldCom, and the regional Bell operating companies (RBOCs), such as Bell Atlantic. Both groups performed very well.
Q. WHY HAVE TELEPHONE STOCKS CONTINUED TO PERFORM THE BEST WITHIN THE UTILITY SECTOR?
A. The telecommunications industry has been viewed as the growth area within the utilities sector. Telephone company stocks increased revenues faster than those of other utilities, and they once again managed to meet or beat analysts' earnings estimates, helped by continued demand for additional telephone lines and data services. Consolidation has continued in the telecommunications industry, with the announced mergers of WorldCom and MCI, Bell Atlantic and GTE, SBC and Ameritech, and AT&T and TCI over the past several months. To some degree, mergers had a positive impact on the sector because the market anticipated that this trend would drive the industry's longer-term performance and growth prospects.
Q. HOW WOULD YOU DESCRIBE THE ENVIRONMENT FOR ELECTRIC AND GAS
UTILITIES?
A. While the declining interest-rate environment and uncertainty in Asia were good for electric and gas utilities in the fourth quarter of 1997, as investor confidence returned to the domestic markets in the first half of 1998, electric and gas utilities were again viewed as slow growth sectors. As a result, the performance of electric and gas utilities lagged telecommunications stocks, which exhibited stronger growth prospects.
Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?
A. WorldCom performed very well. It has the best assets in the business in terms of the networks it owns, giving it superior resources to enter new markets. I believe it has great growth potential in the U.S., internationally and with the Internet. Global Telesystems Group also performed well for the fund. It's another telecommunications stock with strong assets that is building long-distance networks in Europe; it was undervalued relative to other telecom asset stories. Recently the stock has performed well, and the company's valuation was starting to catch up with stocks that have similar growth potential.
Q. WERE THERE ANY STOCKS THAT DETRACTED FROM THE FUND'S PERFORMANCE?
A. Tel-Save Holdings was a disappointment for the fund. The company has been in merger discussions, but nothing has been worked out on that front, causing a lot of uncertainty with investors and hurting the stock's performance.
Q. WHAT'S YOUR OUTLOOK, NICK?
A. The large-cap companies that long have been players in this sector, in general, have limited growth potential and additional risks to their ability to sustain their growth. There is a whole host of new entrants that have strong growth potential, and I will continue to look closely at these companies. If concerns about Asia and corporate earnings continue, I think utility stocks will continue to benefit from the flight to safety. Typically, however, I don't try to predict general market, economic and political trends. I will continue to try to identify companies that offer the best growth prospects relative to their valuations and that can meet or exceed their earnings estimates.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: September 3, 1996
SIZE: As of July 31, 1998, more than
$42 million
MANAGER: Nick Thakore, since August 1997;
Manager, Fidelity Select Telecommunications
Portfolio, since 1996; Fidelity Utilities Fund and
Fidelity Advisor Utilities Growth Fund, since
August 1997; joined Fidelity in 1993
(checkmark)
ADVISOR UTILITIES GROWTH FUND
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JULY 31, 1998
                                          % OF FUND'S
                                          INVESTMENTS

MCI COMMUNICATIONS CORP.                  8.6

WORLDCOM, INC.                            8.3

AT&T CORP.                                8.0

BELL ATLANTIC CORP.                       6.5

TEL-SAVE HOLDINGS, INC.                   4.6

QWEST COMMUNICATIONS INTERNATIONAL, INC.  4.3

GTE CORP.                                 4.2

SPRINT CORP.                              3.1

GLOBAL TELESYSTEMS GROUP, INC.            3.1

MEDIAONE GROUP, INC. $3.63 PIES           3.0

TOP INDUSTRIES AS OF JULY 31, 1998
TELEPHONE SERVICES 61.2%
CABLE TV OPERATORS 6.1%
ELECTRIC POWER 5.6%
ELECTRIC & OTHER SERVICES 5.4%
COMPUTER SERVICES 2.5%
ALL OTHERS 19.2%
ROW: 1, COL: 1, VALUE: 61.2
ROW: 1, COL: 2, VALUE: 6.1
ROW: 1, COL: 3, VALUE: 5.6
ROW: 1, COL: 4, VALUE: 5.4
ROW: 1, COL: 5, VALUE: 2.5
ROW: 1, COL: 6, VALUE: 19.2
 *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ADVISOR UTILITIES GROWTH FUND
INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 84.8%
 SHARES VALUE (NOTE 1)
BROADCASTING - 3.1%
CABLE TV OPERATORS - 3.1%
Alphanet Telecom, Inc. (a)  108,500 $ 1,184,145
Cable Michigan, Inc. (a)  325  12,025
RCN Corp.   10,200  204,000
TCI Satellite Entertainment, Inc. Class A (a)  10  52
Tele-Communications, Inc. (TCI Group),
 Series A (a)  127  5,302
  1,405,524
CELLULAR - 1.0%
CELLULAR & COMMUNICATION SERVICES - 1.0%
AirTouch Communications, Inc. (a)  7,400  435,213
Cellnet Data Systems, Inc. (a)  1,200  9,975
Telephone & Data Systems, Inc.   400  16,000
  461,188
COMMUNICATIONS EQUIPMENT - 0.3%
TELEPHONE INTERCONNECT SYSTEMS - 0.3%
Intermedia Communications, Inc. (a)  4,000  148,000
COMPUTER SERVICES & SOFTWARE - 2.5%
COMPUTER SERVICES - 2.5%
Concentric Network Corp.   5,000  117,500
Titan Corp. (a)  180,700  1,027,731
  1,145,231
PREPACKAGED COMPUTER SOFTWARE - 0.0%
DSET Corp. (a)  100  1,550
TOTAL COMPUTER SERVICES & SOFTWARE   1,146,781
ELECTRIC UTILITY - 11.2%
COMBINATION UTILITIES, NEC - 0.2%
Citizens Utilities Co. Class B  10,300  90,125
ELECTRIC & OTHER SERVICES - 5.4%
CMS Energy Corp.   11,300  476,719
Consolidated Edison, Inc.   6,000  253,875
Hidroelectrica de Cantabrico SA  100  4,501
Illinova Corp.   7,000  175,000
Montana Power Co.   20,000  701,250
PECO Energy Co.   6,000  179,625
PG&E Corp.   21,000  639,188
  2,430,158
ELECTRIC POWER - 5.6%
BEC Energy  9,300  355,725
Baycorp Holdings Ltd. (a)  100  669
Duke Energy Corp.   20,494  1,170,720
Entergy Corp.   7,000  191,625
FPL Group, Inc.   3,000  182,438
GPU, Inc.   3,900  139,425
IPALCO Enterprises, Inc.   12,000  507,750
  2,548,352
TOTAL ELECTRIC UTILITY   5,068,635
ELECTRICAL EQUIPMENT - 0.1%
TV & RADIO COMMUNICATION EQUIPMENT - 0.1%
Loral Space & Communications Ltd. (a)  2,000  55,375
ENGINEERING - 0.4%
ELECTRICAL WORK - 0.4%
Able Telcom Holdings Corp. (a)  20,600  193,125

 SHARES VALUE (NOTE 1)
ENTERTAINMENT - 0.2%
MOTION PICTURE PRODUCTION - 0.2%
Tele-Communications, Inc.
 (TCI Ventures Group), Series A (a)  5,146 $ 101,312
GAS - 2.1%
GAS & OTHER SERVICES - 0.0%
UGI Corp.   1,050  24,675
GAS DISTRIBUTION - 1.0%
Eastern Enterprises Co.   3,300  131,794
K N Energy, Inc.   1,300  64,269
MCN Energy Group, Inc.   4,000  99,250
National Fuel Gas Co.   400  16,525
NICOR, Inc.   400  15,400
Peoples Energy Corp.   500  17,500
Sempra Energy (a)  4,436  111,732
WICOR, Inc.   600  12,863
  469,333
GAS TRANSMISSION - 0.7%
Williams Companies, Inc.   9,581  307,191
GAS TRANSMISSION & DISTRIBUTION - 0.4%
Columbia Gas System, Inc. (The)  2,475  131,639
Equitable Resources, Inc.   450  11,081
ONEOK, Inc.   700  23,888
  166,608
TOTAL GAS   967,807
INDEPENDENT POWER - 0.0%
STEAM SUPPLY - 0.0%
Bonneville Pacific Corp. (a)  300  459
OIL & GAS - 2.4%
CRUDE PETROLEUM & GAS - 0.2%
EEX Corp. (a)  13,295  93,065
Occidental Petroleum Corp.   600  13,350
  106,415
PETROLEUM REFINERS - 2.2%
Coastal Corp. (The)  29,750  974,313
TOTAL OIL & GAS   1,080,728
PUBLISHING - 0.3%
GENERAL PUBLISHING - 0.3%
Telepartner AS sponsored ADR (a)  50,000  125,000
TELEPHONE SERVICES - 61.2%
AT&T Corp.   59,575  3,611,734
Advanced Communications Group, Inc.   45,000  419,063
ALLTEL Corp.   400  16,775
AMNEX, Inc. (a)  190,700  190,700
BCE, Inc.   2,500  100,700
Bell Atlantic Corp.   65,000  2,949,375
BellSouth Corp.   13,800  942,713
Cincinnati Bell, Inc.   5,000  160,625
Commonwealth Telephone
 Enterprises, Inc.   15,866  389,709
Equant NV  700  30,261
EXCEL Communications, Inc. (a)  1,000  21,438
France Telecom SA  632  43,099
GTE Corp.   35,200  1,914,000
Global Telesystems Group, Inc. (a)  26,000  1,391,000
ITC Deltacom, Inc.   100  4,775
MCI Communications Corp.   60,500  3,917,375
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TELEPHONE SERVICES - CONTINUED
NEXTLINK Communications, Inc.
 Class A (a)  3,000 $ 111,375
Qwest Communications
 International, Inc. (a)  48,361  1,952,575
Sprint Corp.   20,000  1,400,000
STAR Telecommunications, Inc. (a)  70,000  1,286,250
Tel-Save Holdings, Inc. (a)  166,200  2,077,500
Telegroup, Inc. (a)  80,000  800,000
U.S. LEC Corp. Class A  4,700  96,350
Winstar Communications, Inc. (a)  4,400  145,200
WorldCom, Inc. (a)  71,575  3,784,528
  27,757,120
TOTAL COMMON STOCKS
 (Cost $35,829,035)   38,511,054
CONVERTIBLE PREFERRED STOCKS - 3.0%
BROADCASTING - 3.0%
CABLE TV OPERATORS - 3.0%
MediaOne Group, Inc. $3.63 PIES (a)  23,000  1,336,875
ELECTRIC UTILITY - 0.0%
COMBINATION UTILITIES, NEC - 0.0%
Citizens Utilities Trust 2.50 EPPICS  400  17,575
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $1,356,370)   1,354,450
CASH EQUIVALENTS - 12.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.62%, dated
 7/31/98 due 8/03/98 $ 44,021  44,000
 SHARES
Taxable Central Cash Fund (b)  5,476,909  5,476,909
TOTAL CASH EQUIVALENTS
 (Cost $5,520,909)   5,520,909
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $42,706,314)  $ 45,386,413
SECURITY TYPE ABBREVIATIONS
EPPICS - Equity Providing Preferred
  Income Convertible Securities

PIES - Premium Income Equity
  Securities
LEGEND
1.Non-income producing
2.At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At July 31, 1998 the aggregate cost of investment securities for income tax purposes was $42,900,878. Net unrealized appreciation aggregated $2,485,535, of which $5,375,424 related to appreciated investment securities and $2,889,889 related to depreciated investment securities.
The fund hereby designates approximately $236,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 95%, 17%, 4%, 16%, and 11% of Class A's, Class T's, Class B's, Class C's and Institutional Class' dividend distributions during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
A total of .12% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
ADVISOR UTILITIES GROWTH FUND
FINANCIAL STATEMENTS





STATEMENT OF ASSETS AND LIABILITIES
                                                                                                    JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE
AGREEMENTS OF $44,000) (COST $42,706,314) - SEE                                                       $ 45,386,413
ACCOMPANYING SCHEDULE

CASH                                                                                                           911

RECEIVABLE FOR INVESTMENTS SOLD                                                                             94,210

RECEIVABLE FOR FUND SHARES SOLD                                                                            236,017

DIVIDENDS RECEIVABLE                                                                                        41,732

INTEREST RECEIVABLE                                                                                         17,118

PREPAID EXPENSES                                                                                             2,697

 TOTAL ASSETS                                                                                           45,779,098

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                          $ 2,669,070

PAYABLE FOR FUND SHARES REDEEMED                                                                69,906

ACCRUED MANAGEMENT FEE                                                                          35,900

DISTRIBUTION FEES PAYABLE                                                                       22,195

OTHER PAYABLES AND                                                                              40,660
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                       2,837,731

NET ASSETS                                                                                            $ 42,941,367

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                       $ 37,237,826

UNDISTRIBUTED NET INVESTMENT INCOME                                                                            130

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                         3,023,308

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                2,680,103
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                            $ 42,941,367

CALCULATION OF MAXIMUM                                                                                      $16.00
 OFFERING PRICE
 CLASS A:
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($3,185,516 (DIVIDED BY)
  199,055 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                           $16.98
 (100/94.25 OF $16.00)

 CLASS T:                                                                                                   $15.95
 NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE ($19,918,461 (DIVIDED BY)
  1,248,423 SHARES)

 MAXIMUM OFFERING PRICE PER SHARE                                                                           $16.53
 (100/96.50 OF $15.95)

 CLASS B:                                                                                                   $15.83
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($12,918,795 (DIVIDED BY)
  816,223 SHARES) A

 CLASS C:                                                                                                   $15.85
 NET ASSET VALUE AND OFFERING PRICE
  PER SHARE ($3,489,078 (DIVIDED BY)
  220,114 SHARES) A

 INSTITUTIONAL CLASS:                                                                                       $16.02
 NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  ($3,429,517 (DIVIDED BY) 214,077 SHARES)


A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                                               YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                             $ 317,533
DIVIDENDS

INTEREST                                                                       116,534

 TOTAL INCOME                                                                  434,067

EXPENSES

MANAGEMENT FEE                                                    $ 154,189

TRANSFER AGENT FEES                                                62,946

DISTRIBUTION FEES                                                  143,498

ACCOUNTING FEES AND EXPENSES                                       60,324

NON-INTERESTED TRUSTEES' COMPENSATION                              85

CUSTODIAN FEES AND EXPENSES                                        7,633

REGISTRATION FEES                                                  68,536

AUDIT                                                              33,455

LEGAL                                                              446

REPORTS TO SHAREHOLDERS                                            16,326

MISCELLANEOUS                                                      554

 TOTAL EXPENSES BEFORE REDUCTIONS                                  547,992

 EXPENSE REDUCTIONS                                                (30,022)    517,970

NET INVESTMENT INCOME (LOSS)                                                   (83,903)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             4,503,451

 FOREIGN CURRENCY TRANSACTIONS                                     2,495       4,505,946

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             1,230,066

 ASSETS AND LIABILITIES IN                                         15          1,230,081
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                5,736,027

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 5,652,124




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                          YEAR ENDED     SEPTEMBER 3, 1996
                                                                                           JULY 31,       (COMMENCEMENT
                                                                                           1998           OF OPERATIONS) TO
                                                                                                          JULY 31,
                                                                                                          1997
OPERATIONS                                                                                 $ (83,903)     $ 52,435
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                                     4,505,946     129,499

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                         1,230,081     1,450,022

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              5,652,124     1,631,956

DISTRIBUTIONS TO SHAREHOLDERS                                                                 (36,379)      (13,446)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                       (1,479,046)   (43,681)

 TOTAL DISTRIBUTIONS                                                                          (1,515,425)   (57,127)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                                                  26,882,209    10,325,481

REDEMPTION FEES                                                                               21,301        848

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                     31,040,209    11,901,158

NET ASSETS

 BEGINNING OF PERIOD                                                                          11,901,158    -

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
 INCOME OF $130 AND $38,999, RESPECTIVELY)                                                  $ 42,941,367  $ 11,901,158



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS - CLASS A
                                                                                                    YEARS ENDED
                                                                                                      JULY 31,

SELECTED PER-SHARE DATA                                                                           1998       1997 F
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $ 13.07    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                     (.02)      .12

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                            4.19       3.09

 TOTAL FROM INVESTMENT OPERATIONS                                                                   4.17       3.21

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                                         (.04) I    (.03)

 FROM NET REALIZED GAIN                                                                             (1.21) I   (.11)

 TOTAL DISTRIBUTIONS                                                                                (1.25)     (.14)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                             .01        -

NET ASSET VALUE, END OF PERIOD                                                                     $ 16.00    $ 13.07

TOTAL RETURN B, C                                                                                    33.99%     32.36%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                            $ 3,186    $ 531

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                              1.75% E    1.75% A, E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                     1.72% H    1.75% A

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                          (.11)%     1.09% A

PORTFOLIO TURNOVER                                                                                   151%       13% A

AVERAGE COMMISSION RATE G                                                                           $ .0298    $ .0162

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
  AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES
  TO FINANCIAL STATEMENTS).
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
  CLASS A SHARES) TO JULY 31, 1997.
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
  TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
  PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
  EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
I THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO
  BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).






FINANCIAL HIGHLIGHTS - CLASS T
                                                                                              YEARS ENDED
                                                                                                JULY 31,

SELECTED PER-SHARE DATA                                                                       1998      1997 F
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $ 13.03   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                 (.04)     .08

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                        4.17      3.09

 TOTAL FROM INVESTMENT OPERATIONS                                                               4.13      3.17

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                                     (.03)     (.03)

 FROM NET REALIZED GAIN                                                                         (1.19)    (.11)

 TOTAL DISTRIBUTIONS                                                                            (1.22)    (.14)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                         .01       -

NET ASSET VALUE, END OF PERIOD                                                                 $ 15.95   $ 13.03

TOTAL RETURN B, C                                                                                33.72%    31.96%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                        $ 19,918  $ 7,085

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                          1.94%     2.00% A. E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                 1.90% H   2.00% A

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                      (.23)%    .79% A

PORTFOLIO TURNOVER                                                                               151%      13% A

AVERAGE COMMISSION RATE G                                                                      $ .0298   $ .0162

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
  CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
  DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE
  OF CLASS T SHARES) TO JULY 31, 1997.
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
  RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
  ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
  AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
  IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
  RATE STRUCTURES MAY DIFFER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).






FINANCIAL HIGHLIGHTS - CLASS B
                                                                                                YEARS ENDED
                                                                                                  JULY 31,

SELECTED PER-SHARE DATA                                                                       1998       1997 F
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $ 13.01    $ 11.76

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                 (.13)      .02

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                        4.16       1.23

 TOTAL FROM INVESTMENT OPERATIONS                                                               4.03       1.25

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                                     (.03) I    -

 FROM NET REALIZED GAIN                                                                         (1.19) I   -

 TOTAL DISTRIBUTIONS                                                                            (1.22)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                        .01        -

NET ASSET VALUE, END OF PERIOD                                                                $ 15.83    $ 13.01

TOTAL RETURN B, C                                                                               32.97%     10.63%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                       $ 12,919   $ 2,039

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                         2.50% E    2.50% A, E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                2.47% H    2.50% A

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                     (.85)%     .32% A

PORTFOLIO TURNOVER                                                                              151%       13% A

AVERAGE COMMISSION RATE G                                                                     $ .0298    $ .0162

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED
  SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
  THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD.   WITHOUT THIS REIMBURSEMENT, THE
  CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF
  CLASS B SHARES) TO JULY 31, 1997.
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
  RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
  ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
  AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
  IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
  RATE STRUCTURES MAY DIFFER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
I THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED
  TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL
  STATEMENTS).






FINANCIAL HIGHLIGHTS - CLASS C
                                                                                                YEAR ENDED
                                                                                                JULY 31,

SELECTED PER-SHARE DATA                                                                         1998 F
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $ 13.90

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                                   (.10)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                          3.16

 TOTAL FROM INVESTMENT OPERATIONS                                                                 3.06

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                                       (.02)

 FROM NET REALIZED GAIN                                                                           (1.10)

 TOTAL DISTRIBUTIONS                                                                              (1.12)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                          .01

NET ASSET VALUE, END OF PERIOD                                                                   $ 15.85

TOTAL RETURN B, C                                                                                  23.60%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                          $ 3,489

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                            2.50% A, E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                                   2.48% A, H

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                        (.91)% A

PORTFOLIO TURNOVER                                                                                 151%

AVERAGE COMMISSION RATE G                                                                        $ .0298

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED
  SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
  THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD.  WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES
  TO FINANCIAL STATEMENTS).
F FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF
  CLASS C SHARES) TO JULY 31, 1998.
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE
  CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
  TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
  MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
  MAY DIFFER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).






FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                                                              YEARS ENDED
                                                                                                JULY 31,

SELECTED PER-SHARE DATA                                                                     1998       1997 F
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $ 13.09    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                                                      .04        .14

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                      4.17       3.10

 TOTAL FROM INVESTMENT OPERATIONS                                                             4.21       3.24

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                                   (.07) I    (.04)

 FROM NET REALIZED GAIN                                                                       (1.22) I   (.11)

 TOTAL DISTRIBUTIONS                                                                          (1.29)     (.15)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                      .01        -

NET ASSET VALUE, END OF PERIOD                                                               $ 16.02    $ 13.09

TOTAL RETURN B, C                                                                              34.36%     32.68%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                                      $ 3,430    $ 2,246

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                        1.46%      1.50% A, E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                               1.43% H    1.50% A

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                           .30%       1.29% A

PORTFOLIO TURNOVER                                                                             151%       13% A

AVERAGE COMMISSION RATE G                                                                    $ .0298    $ .0162

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
 (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
  DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'
  EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF
  INSTITUTIONAL CLASS SHARES) TO JULY 31, 1997.
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
  DIFFER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
  THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
  CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
I THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED
  TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL
  STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Utilities Growth Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on November 3, 1997. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class C and shares of Class C for distribution under federal and state securities law. These expenses are amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $58,950,412 and $36,423,535, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 3,544    $ 364

CLASS T    69,549     50

CLASS B    58,845     44,295

CLASS C    11,560     11,560

          $ 143,498  $ 56,269

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 897

CLASS T               $ 2,005

CLASS B               $ 929

CLASS C               $ 1,874

INSTITUTIONAL CLASS   $ 76

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO    RETAINED
          FDC        BY FDC

CLASS A   $ 43,487   $ 16,090

CLASS T    57,287     21,339

CLASS B    7,417      7,417*

CLASS C    803        803*

          $ 108,994  $ 45,649

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT    % OF
                                 AVERAGE
                                 NET ASSETS

CLASS A                $ 4,441   .31

CLASS T                 35,008   .25

CLASS B                 14,446   .24

CLASS C                 3,074    .26*

INSTITUTIONAL CLASS     5,977    .16

                       $ 62,946

* ANNUALIZED.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $6,775 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
          FMR          REIMBURSEMENT
          EXPENSE
          LIMITATIONS

CLASS A   1.75%        $ 6,156

CLASS B   2.50%         7,922

CLASS C   2.50%         7,738

                       $ 21,816

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $7,400 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $806 under the custodian arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                            YEARS ENDED JULY 31,

                            1998 A                1997 B, C

FROM NET INVESTMENT INCOME

CLASS A                     $ 1,800               $ 816

CLASS T                      13,527                6,500

CLASS B                      4,591                 -

CLASS C                      250                   -

INSTITUTIONAL CLASS          16,211                6,130

TOTAL                       $ 36,379              $ 13,446

FROM NET REALIZED GAIN

CLASS A                     $ 66,066              $ 2,993

CLASS T                      749,717               23,832

CLASS B                      267,630               -

CLASS C                      16,996                -

INSTITUTIONAL CLASS          378,637               16,856

TOTAL                       $ 1,479,046           $ 43,681

TOTAL                       $ 1,515,425           $ 57,127

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B DISTRIBUTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31,1997.
C DISTRIBUTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                  DOLLARS

                                YEAR ENDED  YEAR ENDED  YEAR ENDED    YEAR ENDED
                                JULY 31,    JULY 31,    JULY 31,      JULY 31,

                                1998 A      1997 B, C   1998 A        1997 B, C



CLASS A                          171,774     50,784     $ 2,671,006   $ 550,067
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    4,614       351         61,624        3,875

SHARES REDEEMED                  (17,947)    (10,521)    (275,348)     (126,974)

NET INCREASE (DECREASE)          158,441     40,614     $ 2,457,282   $ 426,968

CLASS T                          1,165,712   599,685    $ 17,577,615  $ 6,865,905
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    53,698      2,654       715,847       29,247

SHARES REDEEMED                  (514,685)   (58,641)    (7,904,206)   (701,040)

NET INCREASE (DECREASE)          704,725     543,698    $ 10,389,256  $ 6,194,112

CLASS B                          725,510     159,349    $ 11,176,610  $ 1,941,989
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    15,242      -           202,512       -

SHARES REDEEMED                  (81,233)    (2,645)     (1,222,194)   (32,964)

NET INCREASE (DECREASE)          659,519     156,704    $ 10,156,928  $ 1,909,025

CLASS C                          225,634     -          $ 3,470,986   $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    1,164       -           15,529        -

SHARES REDEEMED                  (6,684)     -           (107,792)     -

NET INCREASE (DECREASE)          220,114     -          $ 3,378,723   $ -

INSTITUTIONAL CLASS              310,409     180,368    $ 4,630,856   $ 1,895,917
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS    22,979      1,242       307,065       13,709

SHARES REDEEMED                  (290,942)   (9,979)     (4,437,901)   (114,250)

NET INCREASE (DECREASE)          42,446      171,631    $ 500,020     $ 1,795,376


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.
B SHARE TRANSACTIONS FOR CLASS A, CLASS T AND INSTITUTIONAL CLASS ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
C SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION
                      FEES

CLASS A               $ 8,713

CLASS T                17,396

CLASS B                23,267

CLASS C                10,937

INSTITUTIONAL CLASS    8,223

                      $ 68,536

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Growth
Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Growth Fund (funds of Advisor Series VII) at July 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Advisor Series VII's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 1998
DISTRIBUTIONS


The Board of Trustees of the following funds voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
CONSUMER INDUSTRIES:
INSTITUTIONAL CLASS:
PAY DATE                           9/8/98
RECORD DATE                        9/4/98
DIVIDENDS                          -
SHORT-TERM
CAPITAL GAINS                      $0.72
LONG-TERM
CAPITAL GAINS                      $0.13

CYCLICAL INDUSTRIES:
INSTITUTIONAL CLASS:
PAY DATE                       12/15/97 9/8/98
RECORD DATE                    12/12/97 9/4/98
DIVIDENDS                      -        -
SHORT-TERM
CAPITAL GAINS                  $0.31    $0.28
LONG-TERM
CAPITAL GAINS                  $0.07    $0.42
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate                      100%
 20% rate                      -

FINANCIAL SERVICES:
INSTITUTIONAL CLASS:
PAY DATE                       12/15/97 9/8/98
RECORD DATE                    12/12/97 9/4/98
DIVIDENDS                      $0.04    $0.07
SHORT-TERM
CAPITAL GAINS                  $0.19    $0.61
LONG-TERM
CAPITAL GAINS                  $0.02    $0.41
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate                      100%
 20% rate                      -

HEALTH CARE:
INSTITUTIONAL CLASS:
PAY DATE                       12/15/97 9/8/98
RECORD DATE                    12/12/97 9/4/98
DIVIDENDS                      -        -
SHORT-TERM
CAPITAL GAINS                  $0.57    $0.34
LONG-TERM
CAPITAL GAINS                  $0.06    $0.07
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate                      100%
 20% rate                      -

NATURAL RESOURCES:
INSTITUTIONAL CLASS:
PAY DATE                       9/8/97 12/8/97 9/8/98
RECORD DATE                    9/5/97 12/5/97 9/4/98
DIVIDENDS                      $0.05  $0.04   $0.08
SHORT-TERM
CAPITAL GAINS                  $0.98  $0.58   $0.06
LONG-TERM
CAPITAL GAINS                  $1.76  $0.65   $0.64
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate                      54.15% 71.98%
 20% rate                      45.85% 28.02%

UTILITIES GROWTH:
INSTITUTIONAL CLASS:
PAY DATE                       12/15/97 9/8/98
RECORD DATE                    12/12/97 9/4/98
DIVIDENDS                      $0.03    -
SHORT-TERM
CAPITAL GAINS                  $0.95    $0.88
LONG-TERM
CAPITAL GAINS                  $0.15   $0.10
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate                      100%
 20% rate                      -



THIS PAGE INTENTIONALLY LEFT BLANK







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
(dagger) CUSTODIAN FOR FIDELITY ADVISOR NATURAL RESOURCES FUND ONLY GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
Brown Brothers Harriman & Co. (dagger)
Boston, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor International Capital
Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor TechnoQuant  Growth Fund
SM
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Strategic Opportunities Fund
Fidelity Advisor Large Cap Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund



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P.O. Box 5422
Cincinnati, OH 45250-5422